UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

150 North Riverside Plaza, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Stephanie G. Braming, Principal Executive Officer
William Blair Funds
150 North Riverside Plaza, Chicago, IL 60606
(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1. December 31, 2018 Annual Reports transmitted to shareholders.

December 31, 2018
William Blair Funds Annual Report

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the William Blair Funds’ (the “Funds”) annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from the Funds or from your financial intermediary, such as a broker-dealer or  bank.  Instead, shareholder reports will be available on the Funds’ website (https://www.williamblairfunds.com/investor_services/prospectus_reports_forms.fs), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by notifying your financial intermediary or, if you are a direct investor, by calling 1-800-635-2886.

You may elect to receive all future shareholder reports in paper free of charge. You can inform your financial intermediary that you wish to continue receiving paper copies of your shareholder reports, or if you are a direct investor, by calling 1-800-635-2886. Your election to receive reports in paper will apply to all Funds you hold directly or through your financial intermediary, as applicable.

December 31, 2018	William Blair Funds	1

The views expressed in the commentary for each Fund reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The portfolio management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Statements involving predictions, assessments, analyses, or outlook for individual securities, industries, market sectors, and/or markets involve risks and uncertainties, and there is no guarantee they will come to pass.

This report is submitted for the general information of the shareholders of William Blair Funds. It is not authorized for distribution to prospective Fund investors unless accompanied or preceded by the Fund’s prospectus. Please carefully consider a Fund’s investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Fund’s prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

2	Annual Report	December 31, 2018

Performance as of December 31, 2018—Class N Shares (Unaudited)

				10 yr		Overall
				(or since	Inception	Morningstar
	1 yr	3 yr	5 yr	inception)	Date	Rating

Growth Fund
Class N	5.10	8.97	7.75	13.42	3/20/1946	***
Morningstar Large Growth	(2.09)	8.98	8.16	13.74		Among 1,247
Russell 3000® Growth Index	(2.12)	10.85	9.99	15.15		Large Growth Funds
S&P 500® Index	(4.38)	9.26	8.49	13.12

Large Cap Growth Fund
Class N	4.96	11.89	11.38	14.77	12/27/1999	*****
Morningstar Large Growth	(2.09)	8.98	8.16	13.74		Among 1,247
Russell 1000® Growth Index	(1.51)	11.15	10.40	15.29		Large Growth Funds

Mid Cap Growth Fund
Class N	(1.20)	6.18	5.14	12.14	2/1/2006	***
Morningstar Mid-Cap Growth	(6.65)	7.27	5.61	13.16		Among 542
Russell Midcap® Growth Index	(4.75)	8.59	7.42	15.12		Mid-Cap Growth Funds

Small-Mid Cap Growth Fund
Class N	(2.29)	10.17	8.64	15.51	12/29/2003	****
Morningstar Mid-Cap Growth	(6.65)	7.27	5.61	13.16		Among 542
Russell 2500TM Growth Index	(7.47)	8.11	6.19	14.76		Mid-Cap Growth Funds

Small-Mid Cap Value Fund
Class N	(15.32)	3.85	2.58	8.79	12/15/2011	***
Morningstar Small Blend	(12.72)	5.90	3.20	—		Among 644
Russell 2500TM Value Index	(12.36)	6.59	4.16	10.57		Small Blend Funds

Small Cap Growth Fund
Class N	(2.14)	13.81	7.65	16.11	12/27/1999	*****
Morningstar Small Growth	(5.76)	8.47	5.12	13.36		Among 583
Russell 2000® Growth Index	(9.31)	7.24	5.13	13.52		Small Growth Funds

Small Cap Value Fund
Class N	(15.93)	4.50	2.36	10.44	12/23/1996	**
Morningstar Small Blend	(12.72)	5.90	3.20	11.60		Among 644
Russell 2000® Value Index	(12.86)	7.37	3.61	10.40		Small Blend Funds

Global Leaders Fund
Class N	(8.23)	6.36	5.05	11.48	10/15/2007	****
Morningstar World Large Stock	(9.64)	5.69	3.72	9.33		Among 729
MSCI ACW IMI (net)	(10.08)	6.49	4.17	9.74		World Large Stock Funds

International Leaders Fund
Class N	(12.70)	4.52	3.33	6.71	8/16/2012	****
Morningstar Foreign Large Growth	(14.08)	3.21	1.38	—		Among 364
MSCI ACW Ex-U.S. IMI (net)	(14.76)	4.39	0.85	4.37		Foreign Large Growth Funds

December 31, 2018	William Blair Funds	3

Performance as of December 31, 2018—Class N Shares (Unaudited)—continued

				10 yr		Overall
				(or since	Inception	Morningstar
	1 yr	3 yr	5 yr	inception)	Date	Rating

International Developed Plus Fund
Class N	(16.68)	0.85	0.18	6.16	5/24/2004	**
Morningstar Foreign Large Growth	(14.08)	3.21	1.38	7.43		Among 364
MSCI World Ex-U.S. Index (net)	(14.09)	3.11	0.34	6.24		Foreign Large Growth Funds

International Growth Fund
Class N	(18.00)	0.93	(0.14)	7.84	10/1/1992	***
Morningstar Foreign Large Growth	(14.08)	3.21	1.38	7.43		Among 364
MSCI ACW Ex-U.S. IMI (net)	(14.76)	4.39	0.85	6.97		Foreign Large Growth Funds

International Small Cap Growth Fund
Class N	(24.48)	(1.62)	(0.89)	9.70	11/1/2005	**
Morningstar Foreign Small/Mid Growth	(18.34)	2.73	2.11	10.87		Among 109
MSCI ACW Ex-U.S. Small Cap Index (net)	(18.20)	3.82	1.96	10.02		Foreign Small/Mid Growth Funds

Emerging Markets Leaders Fund
Class N	(17.73)	5.74	0.63	1.87	5/3/2010	***
Morningstar Diversified Emerging Markets	(16.07)	6.99	0.53	—		Among 708
MSCI Emerging Markets Index (net)	(14.58)	9.25	1.65	1.95		Diversified Emerging Markets Funds

Emerging Markets Growth Fund
Class N	(21.61)	5.72	0.75	8.44	6/6/2005	***
Morningstar Diversified Emerging Markets	(16.07)	6.99	0.53	7.61		Among 708
MSCI Emerging Markets IMI (net)	(15.05)	8.51	1.56	8.24		Diversified Emerging Markets Funds

Emerging Markets Small Cap Growth Fund
Class N	(23.57)	0.45	1.65	7.22	10/24/2011	***
Morningstar Diversified Emerging Markets	(16.07)	6.99	0.53	—		Among 708
MSCI Emerging Markets Small Cap Index (net)	(18.59)	3.68	0.95	2.72		Diversified Emerging Markets Funds

Bond Fund
Class N	(2.42)	1.89	2.09	4.31	5/1/2007	***
Morningstar Intermediate-Term Bond	(0.50)	2.15	2.27	4.31		Among 876
Bloomberg Barclays U.S. Aggregate Index	0.01	2.06	2.52	3.48		Intermediate-Term Bond Funds

Income Fund
Class N	(0.86)	1.00	1.29	3.15	10/1/1990	***
Morningstar Short-Term Bond	0.92	1.66	1.25	2.65		Among 472
Bloomberg Barclays Intermediate Government/Credit Bond Index	0.88	1.70	1.86	2.90		Short-Term Bond Funds

4	Annual Report	December 31, 2018

Performance as of December 31, 2018—Class N Shares (Unaudited)—continued

				10 yr		Overall
				(or since	Inception	Morningstar
	1 yr	3 yr	5 yr	inception)	Date	Rating

Low Duration Fund
Class N	0.80	0.94	0.80	1.01	12/1/2009	**
Morningstar Ultrashort Bond	1.61	1.47	0.99	—		Among 145
Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index	1.86	1.06	0.70	0.58		Ultrashort Bond Funds

Macro Allocation Fund
Class N	(1.30)	1.89	0.34	4.31	11/29/2011	***
Morningstar Multialternative	(4.03)	1.30	0.67	—		Among 290
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	1.87	1.02	0.63	0.47		Multialternative Funds

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. As interest rates rise, bond prices will typically fall and bond funds may become more volatile. Class N shares are available to the general public without a sales load.

Morningstar RatingsTM are as of 12/31/2018 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund ***/***/*** and Large Cap Growth Fund *****/*****/**** out of 1,247/1,107/799 large growth funds; Mid Cap Growth Fund ***/***/*** and Small-Mid Cap Growth Fund ****/****/**** out of 542/489/341 mid-cap growth funds; Small Cap Growth Fund *****/*****/****, out of 583/516/391 small growth funds; Small-Mid Cap Value Fund **/***/NA and Small Cap Value Fund **/**/** out of 644/541/393 small blend funds; Global Leaders Fund ***/****/**** out of 729/618/360 world large stock funds; International Developed Plus Fund **/**/**, International Growth Fund **/**/***, and International Leaders Fund ****/****/NA out of 364/315/228 foreign large growth funds; International Small Cap Growth Fund */**/*** out of 109/95/59 foreign small/mid growth funds; Emerging Markets Leaders Fund **/***/****, Emerging Markets Growth Fund **/***/****, and Emerging Markets Small Cap Growth */****/NA out of 708/533/238 diversified emerging markets funds; Bond Fund ***/***/*** out of 876/767/560 intermediate-term bond funds; Income Fund **/***/**** out of 472/405/263 short-term bond funds; Low Duration Fund **/**/NA out of 145/122/NA ultrashort bond funds; and Macro Allocation Fund ***/***/NA out of 290/179/NA multialternative funds.

Please carefully consider a Fund’s investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Fund’s prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

December 31, 2018	William Blair Funds	5

U.S. Growth Market Review and Outlook

Substantially negative fourth quarter equity returns erased prior 2018 gains and U.S. equity indices ended the year in negative territory. Larger cap indices fared better than small-cap indices, as the S&P 500 Index narrowly avoided bear market territory and the Russell 2000 Index declined more than 20% from its 2018 peak.

After starting the year with a continuation of 2017 strength, the market sold off and volatility spiked amid concerns of the economy overheating, rising input costs and elevated valuations. Following the selloff in the first quarter, rising equity returns for the second and third quarters were primarily driven by strong corporate earnings coupled with modest valuation expansion as investor confidence in the durability of the U.S. economic expansion increased. Investors appeared to largely dismiss concerns about an escalating trade war with China and a flattening yield curve, which has sometimes preceded an economic slowdown. Through the first three quarters of 2018, returns for U.S. growth indices were robust and many ended the third quarter at or near all-time highs.

In a sharp reversal, equities declined in the fourth quarter as risks that had been opaque came into focus. This was at least partially triggered by Federal Reserve (the “Fed”) Chairman Powell’s comments in October that the federal funds rate was “a long way from neutral.” Fundamentally, corporate earnings trends continued to be positive, supported by corporate tax cuts and a healthy U.S. economy. Companies in the S&P 500 Index, in aggregate, posted year-over-year earnings growth in excess of 25% for the third consecutive quarter. However, consensus estimates for fourth quarter and 2019 earnings growth were revised downward and valuation multiples contracted significantly. At the same time, oil prices collapsed and the yield curve flattened further. At the core of the reversal in market sentiment was investor concern surrounding U.S. political dysfunction, unresolved trade tensions with China, monetary tightening by the Fed, softer housing market data and a weaker economic backdrop outside of the U.S. As market participants focused on this expanding list of uncertainties, volatility rose and equity prices declined markedly, eliminating prior 2018 gains.

After nearly a decade of economic and stock market expansion, investor focus appears to have shifted toward risks that could derail these expansions. Notably, after raising the federal funds rate four times in 2018, the Fed has communicated the potential for additional increases in 2019, while at the same time continuing to shrink its balance sheet, further tightening monetary policy. If too aggressive, both actions could provide a headwind to growth in 2019, most notably in housing where higher mortgage rates could impact home sales. Also prominent is the risk of continued political uncertainty, both in the U.S. and abroad. 2018 ended with a partial shutdown of the federal government, emblematic of the political gridlock that could continue into 2019 given the balance of power in Congress. Moreover, uncertainty with respect to Chinese tariff negotiations could thwart corporate productivity in the U.S., while escalation to an all-out trade war would have significant ramifications on global growth.

In reflection of the concerns above, U.S. equity market valuation multiples contracted significantly during the fourth quarter. At the same time, consensus earnings growth estimates were revised downward, likely in anticipation of a deceleration in U.S. economic growth, fading fiscal stimulus and pressure on margins including higher interest rates, input prices and wages. That being said, positive profit growth is still expected for 2019, albeit at a more moderate pace than the strong earnings growth witnessed in the first three quarters of 2018. While volatility may persist, the reset in both valuations and investor expectations leaves the market with room for upside in the event of positive surprises on the China trade front or an eventual pause in the Fed interest rate hike cycle. We continue to focus our efforts on identifying durable businesses with sustainable growth opportunities that are underappreciated by the market. We believe a portfolio of companies with these characteristics will be rewarded in a variety of economic and market environments.

6	Annual Report	December 31, 2018

U.S. Value Market Review and Outlook

Sharply negative fourth quarter equity returns erased prior 2018 gains and U.S. equity indices ended the year in negative territory. Larger cap indices fared better than small- or mid cap-indices as the S&P 500 Index narrowly avoided bear market territory and the Russell 2000 Index declined more than 20% from its 2018 peak.

After a start to the year that included a spike in volatility amid concerns about rising input costs and elevated valuations, returns for the second and third quarters reflected a healthy domestic economy and strong corporate performance. Investors appeared to largely dismiss concerns about an escalating trade war and a flattening yield curve, which has sometimes preceded an economic slowdown.

In a sharp reversal, equities declined dramatically in the fourth quarter. The market selloff was initially triggered by concerns about rising interest rates and inflationary pressure; risks that had previously been disregarded were now being priced into the market. Fundamentally, corporate earnings trends continued to be positive, supported by corporate tax cuts and a healthy U.S. economy. However, over the course of the fourth quarter, concerns that growth may have peaked overshadowed another solid corporate earnings period as consensus estimates for fourth quarter and 2019 earnings growth were revised downward and valuation multiples contracted significantly. At the same time, oil prices collapsed, the yield curve flattened further, and investors worried that softer than expected housing data may be the canary in the coal mine and indicate future weakness in the domestic economy. At the core of the reversal in market sentiment was investor concern surrounding continued and increasing U.S. political dysfunction, unresolved trade tensions with China, continued monetary tightening by the Federal Reserve (the “Fed”), and a weaker economic backdrop outside of the U.S. As market participants focused in on this expanding list of uncertainties, volatility rose and equity prices declined markedly, wiping out prior 2018 gains.

After nearly a decade of economic and stock market expansion, investor focus appears to have shifted back toward risks that could derail these expansions. Notably, after raising the federal funds rate four times in 2018, the Fed has communicated the potential for additional increases in 2019, while at the same time continuing to shrink its balance sheet, further tightening monetary policy. If too aggressive, both actions could provide a headwind to growth in 2019. Also prominent is the risk of continued political uncertainty, both in the U.S. and abroad. 2018 ended with a partial shutdown of the federal government, emblematic of the political gridlock that could continue into 2019 given the balance of power in Congress. Moreover, uncertainty with respect to Chinese tariff negotiations could thwart corporate productivity in the U.S. Likewise, escalation to an all-out trade war would have significant ramifications on domestic and global growth.

In reflection of the concerns above, U.S. equity market valuation multiples contracted significantly during the fourth quarter. At the same time, consensus earnings growth estimates were revised downward, likely in anticipation of a deceleration in U.S. economic growth, fading fiscal stimulus, and risks to margins including higher interest rates, input prices and wages. That being said, positive profit growth is still expected for 2019, albeit at a more moderate pace than previously witnessed in the first three quarters of 2018. Despite the absence of deterioration in fundamentals, valuation multiples and expectations have come down, leaving us constructive on equity markets as we look ahead. We continue to be concerned about rising input costs and are focused on owning companies that have pricing power and are able to mitigate inflationary pressures via new products and price increases. As always, our focus remains on identifying quality companies at discount prices and corporate transformation opportunities, and we continue to find good ideas across sectors. Given our investment approach, we believe the portfolio is well-suited to withstand a variety of market scenarios and add value over the long term.

December 31, 2018	William Blair Funds	7

Growth Fund

The Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

David C. Fording

The William Blair Growth Fund (Class N shares) posted a 5.10% increase, net of fees, for the twelve months ended December 31, 2018. By comparison, the Fund’s benchmark index, the Russell 3000® Growth Index (the “Index”), decreased 2.12%.

For the year, the Fund materially outperformed the Index driven by both positive stock selection and a style tailwind. Stock selection was positive across many sectors, but was most pronounced in Information Technology and Health Care. Within Information Technology, a top contributor to the Fund’s performance was Red Hat, Inc., which announced in the fourth quarter that it was being acquired by International Business Machines Corporation (IBM). Mastercard, Inc. and Microsoft Corporation were also top contributors within Information Technology. Within Health Care, Veeva Systems, Inc., a cloud-based software and data solutions provider primarily for the life sciences industry, was the top contributor due to accelerated growth within its content management software solution called “Vault,” an increasingly significant source of revenue for the company. Animal healthcare company Zoetis, Inc. was also a top contributor within the sector. From a style perspective, the Fund’s higher valuation exposure, driven by a bias for companies with higher and more sustainable growth, was a tailwind. In terms of detractors, BWX Technologies, Inc., the sole-source provider of nuclear propulsion systems for the U.S. Navy, was the top detractor for the year after the company disclosed new information that indicated a materially longer build time for naval nuclear power units than was previously appreciated by investors broadly. Weight Watchers International, Inc., a global wellness and weight management company, was also a top detractor primarily due to lower-than-expected revenue growth late in the year. Other top detractors were Hilton Grand Vacations, Inc. (Consumer Discretionary), Monster Beverage Corporation (Consumer Staples) and Raytheon Co. (Industrials).

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6.

8	Annual Report	December 31, 2018

Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2018
	1 Year	3 Year	5 Year	10 Year
Class N	5.10%	8.97%	7.75%	13.42%
Class I	5.42	9.28	8.09	13.78
Russell 3000® Growth Index	(2.12)	10.85	9.99	15.15
S&P 500® Index	(4.38)	9.26	8.49	13.12

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500® Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on December 31, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2018	William Blair Funds	9

Growth Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—29.2%
*	Adobe Systems, Inc.	14,192	$3,211
*	Arista Networks, Inc.	7,902	1,665
	Booz Allen Hamilton Holding Corporation	74,895	3,376
	Dolby Laboratories, Inc.	53,623	3,316
	Genpact, Ltd.†	85,233	2,300
*	Guidewire Software, Inc.	17,740	1,423
	Mastercard, Inc. Class “A”	49,027	9,249
*	MaxLinear, Inc.	92,329	1,625
	Microsoft Corporation	170,547	17,322
	National Instruments Corporation	47,253	2,144
*	Pure Storage, Inc.	173,917	2,797
*	Red Hat, Inc.	26,304	4,620
*	Rogers Corporation	10,725	1,062
	Sabre Corporation	148,371	3,211
	Texas Instruments, Inc.	40,399	3,818
*	Worldpay, Inc. Class “A”	62,993	4,815
			65,954
	Consumer Discretionary—17.1%
*	Amazon.com, Inc.	9,273	13,928
*	Burlington Stores, Inc.	20,643	3,358
	Domino’s Pizza, Inc.	10,402	2,580
*	Grand Canyon Education, Inc.	31,045	2,985
*	Hilton Grand Vacations, Inc.	85,314	2,251
*	Laureate Education, Inc.	132,680	2,022
	Starbucks Corporation	69,267	4,461
*	Ulta Salon Cosmetics & Fragrance, Inc.	16,531	4,047
	Vail Resorts, Inc.	5,483	1,156
*	Weight Watchers International, Inc.	46,285	1,784
			38,572
	Health Care—14.8%
	Agilent Technologies, Inc.	50,559	3,411
*	Codexis, Inc.	77,331	1,291
*	Inogen, Inc.	8,467	1,051
*	Ligand Pharmaceuticals, Inc.	7,741	1,051
*	Portola Pharmaceuticals, Inc.	45,076	880
	Stryker Corporation	28,707	4,500
	Teleflex, Inc.	12,660	3,272
	UnitedHealth Group, Inc.	38,786	9,662
*	Veeva Systems, Inc.	25,884	2,312
	West Pharmaceutical Services, Inc.	22,611	2,217
	Zoetis, Inc.	42,576	3,642
			33,289
	Industrials—11.4%
	BWX Technologies, Inc.	102,102	3,903
*	Copart, Inc.	86,765	4,146
*	CoStar Group, Inc.	10,338	3,487
	Healthcare Services Group, Inc.	62,655	2,518
	Luxfer Holdings plc†	55,075	971
	Raytheon Co.	30,723	4,711
*	The Middleby Corporation	25,481	2,618
*	Verisk Analytics, Inc.	29,690	3,237
			25,591

	Issuer	Shares	Value

	Common Stocks—(continued)
	Communication Services—9.8%
	Activision Blizzard, Inc.	55,397	$2,580
*	Alphabet, Inc. Class “A”	14,805	15,471
*	Cars.com, Inc.	46,850	1,007
*	Live Nation Entertainment, Inc.	62,977	3,101
			22,159
	Consumer Staples—6.8%
	Costco Wholesale Corporation	22,820	4,649
	The Coca-Cola Co.	148,775	7,044
	The Estee Lauder Cos., Inc. Class “A”	28,707	3,735
			15,428
	Financials—5.7%
	East West Bancorp, Inc.	34,351	1,496
*	Encore Capital Group, Inc.	52,817	1,241
	Intercontinental Exchange, Inc.	90,152	6,791
	The Progressive Corporation	55,478	3,347
			12,875
	Materials—4.1%
	Ball Corporation	111,762	5,139
	Linde plc†	26,368	4,114
			9,253
	Energy—0.9%
	Cameco Corporation†	182,626	2,073
	Total Common Stocks—99.8% (cost $170,713)		225,194
	Total Investments—99.8% (cost $170,713)		225,194
	Cash and other assets, less liabilities—0.2%		482
	Net assets—100.0%		$225,676

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

10	Annual Report	December 31, 2018

Large Cap Growth Fund

The Large Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

James S. Golan David P. Ricci

The William Blair Large Cap Growth Fund (Class N shares) posted a 4.96% increase, net of fees, for the twelve months ended December 31, 2018. By comparison, the Fund’s benchmark index, the Russell 1000® Growth Index (the “Index”), decreased 1.51%.

For the year, the Fund materially outperformed the Index driven by both strong stock selection and a style tailwind. Stock selection was positive across many sectors, but was most pronounced in Information Technology, Health Care and Consumer Discretionary. Within Information Technology, a top contributor to the Fund’s performance was open source software provider Red Hat, Inc., which announced in the fourth quarter that it was being acquired by International Business Machines Corporation (IBM). Mastercard, Inc. and Adobe Systems, Inc. were other top contributors within Information Technology. Within Health Care, animal healthcare company Zoetis, Inc. was a top contributor after reporting solid business results throughout the year. Within Consumer Discretionary, Amazon.com was a top contributor. From a style perspective, the Fund’s higher valuation exposure, driven by a bias for companies with higher and more sustainable growth, was a tailwind. In terms of detractors, Monster Beverage Corporation was the top detractor for the year as the company underperformed early in the year due to international distributors reducing inventory and later in the year as gross margins came under pressure from higher input and transportation costs. Video game retailer Activision Blizzard, Inc., was also a top detractor as shares declined after management reaffirmed full-year guidance, which disappointed investors who were anticipating a strong beat and raise from the company. Other top detractors were Raytheon Co. (Industrials), SBA Communications Corporation (Real Estate) and Equifax, Inc. (Industrials).

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6.

December 31, 2018	William Blair Funds	11

Large Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2018
	1 Year	3 Year	5 Year	10 Year
Class N	4.96%	11.89%	11.38%	14.77%
Class I	5.21	12.19	11.67	15.06
Russell 1000® Growth Index	(1.51)	11.15	10.40	15.29

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

12	Annual Report	December 31, 2018

Large Cap Growth Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—28.2%
	Accenture plc†	42,210	$5,952
*	Adobe, Inc.	20,150	4,559
	Intuit, Inc.	25,540	5,028
	Mastercard, Inc.	29,390	5,544
	Microsoft Corporation	147,010	14,932
*	PayPal Holdings, Inc.	65,410	5,500
*	Red Hat, Inc.	24,480	4,300
	Texas Instruments, Inc.	49,370	4,665
			50,480
	Health Care—17.0%
	Abbott Laboratories	58,830	4,255
*	ABIOMED, Inc.	8,550	2,779
*	Biogen, Inc.	5,530	1,664
	Stryker Corporation	32,210	5,049
	UnitedHealth Group, Inc.	34,150	8,507
*	Veeva Systems, Inc.	28,390	2,536
	Zoetis, Inc.	66,550	5,693
			30,483
	Communication Services—13.8%
	Activision Blizzard, Inc.	77,350	3,602
*	Alphabet, Inc. Class “A”	9,150	9,561
*	Alphabet, Inc. Class “C”	3,986	4,128
*	Live Nation Entertainment, Inc.	81,540	4,016
*	Netflix, Inc.	12,710	3,402
			24,709
	Consumer Discretionary—12.7%
*	Amazon.com, Inc.	8,750	13,142
	McDonald’s Corporation	28,900	5,132
	Starbucks Corporation	68,830	4,433
			22,707
	Industrials—11.0%
*	Copart, Inc.	106,650	5,096
	Equifax, Inc.	25,790	2,402
	Fortive Corporation	42,130	2,850
	Raytheon Co.	33,060	5,070
*	Verisk Analytics, Inc.	38,960	4,248
			19,666
	Consumer Staples—7.0%
*	Monster Beverage Corporation	98,990	4,872
	The Coca-Cola Co.	88,330	4,183
	The Estee Lauder Cos., Inc. Class “A”	25,880	3,367
			12,422
	Financials—5.5%
	Intercontinental Exchange, Inc.	70,290	5,295
	The Progressive Corporation	76,580	4,620
			9,915
Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Materials—3.0%
Linde plc†	33,860	$5,284
Energy—0.9%
EOG Resources, Inc.	19,300	1,683
Total Common Stocks—99.1% (cost $140,407)		177,349

Repurchase Agreement
Fixed Income Clearing Corporation, 0.500% dated 12/31/18, due 1/2/19, repurchase price $784, collateralized by Federal Home Loan Mortgage Corporation, 3.750%, due 3/27/19	$784	784
Total Repurchase Agreement—0.4% (cost $784)		784
Total Investments—99.5% (cost $141,191)		178,133
Cash and other assets, less liabilities—0.5%		827
Net assets—100.0%		$178,960

† = U.S. listed foreign security

* = Non-income producing security

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	13

Mid Cap Growth Fund

The Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe Robert C. Lanphier, IV

The William Blair Mid Cap Growth Fund (Class N shares) posted a 1.20% decrease, net of fees, for the twelve months ended December 31, 2018. By comparison, the Fund’s benchmark index, the Russell Midcap® Growth Index (the “Index”), decreased 4.75%.

For the year, the Fund materially outperformed the Index driven by both stock selection and style tailwinds. Stock selection was positive across many sectors, most notably Health Care, which included positions in ABIOMED, Inc. and Veeva Systems, Inc. ABIOMED, which develops, manufactures and markets advanced medical technologies designed to assist or replace the pumping function of a failing heart, outperformed as its Impella heart pump is becoming the standard of care for acute heart failure patients. Veeva Systems, a cloud-based software and data solutions provider primarily for the life sciences industry, outperformed on strong growth of its content management software solution called “Vault,” an increasingly significant source of revenue for the company. Other top contributors were Ball Corporation (Materials), Domino’s Pizza, Inc. (Consumer Discretionary) and Copart, Inc. (Industrials). From a style perspective, the Fund’s higher valuation exposure, which is driven by a bias for companies with higher and more sustainable growth, provided a tailwind. This dynamic was most evident in the first quarter as investors digested the potential for inflation-related cost pressures on businesses and our portfolio of companies with unique value propositions and above average pricing flexibility was rewarded. Additionally, our emphasis on companies with less volatile fundamentals was a tailwind, which was most prominent during the market selloff in the fourth quarter. In terms of detractors, BWX Technologies, Inc., the sole-source provider of nuclear propulsion systems for the U.S. Navy, was a top detractor after the company disclosed new information that indicated a materially longer build time for naval nuclear power units than was previously appreciated by investors broadly. Consumer packaged goods food company Conagra Brands, Inc. (Consumer Staples) was also a top detractor after the company acquired Pinnacle Foods, Inc. and subsequently experienced a growth slowdown in the recently acquired business. Other top detractors were Parsley Energy, Inc. (Energy), Mohawk Industries, Inc. (Consumer Discretionary) and The Middleby Corporation (Industrials).

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6.

14	Annual Report	December 31, 2018

Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2018
	1 Year	3 Year	5 Year	10 Year
Class N	(1.20)%	6.18%	5.14%	12.14%
Class I	(0.86)	6.47	5.42	12.44
Russell Midcap® Growth Index	(4.75)	8.59	7.42	15.12

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in medium capitalization companies involves special risks, including higher volatility and lower liquidity. Medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Midcap® Growth Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on December 31, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2018	William Blair Funds	15

Mid Cap Growth Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—26.2%
*	Arista Networks, Inc.	6,595	$1,389
	Booz Allen Hamilton Holding Corporation	36,669	1,653
	Dolby Laboratories, Inc.	10,160	628
	Global Payments, Inc.	12,890	1,329
*	GoDaddy, Inc.	19,365	1,271
*	Guidewire Software, Inc.	7,418	595
	j2 Global, Inc.	7,870	546
	Microchip Technology, Inc.	11,845	852
*	Pure Storage, Inc.	38,670	622
*	Red Hat, Inc.	4,825	847
	Sabre Corporation	44,948	973
*	Take-Two Interactive Software, Inc.	7,605	783
*	Ultimate Software Group, Inc.	2,380	583
*	WEX, Inc.	7,830	1,097
*	Worldpay, Inc. Class “A”	20,029	1,531
			14,699
	Industrials—17.9%
	BWX Technologies, Inc.	34,229	1,309
*	Copart, Inc.	28,055	1,340
*	CoStar Group, Inc.	4,284	1,445
	Equifax, Inc.	14,550	1,355
	Fortive Corporation	18,890	1,278
*	The Middleby Corporation	10,860	1,116
*	Verisk Analytics, Inc.	6,670	727
	Waste Connections, Inc.†	10,515	781
	Xylem, Inc.	10,630	709
			10,060
	Health Care—17.1%
*	ABIOMED, Inc.	2,495	811
	Agilent Technologies, Inc.	16,715	1,128
*	Align Technology, Inc.	2,730	572
*	Centene Corporation	10,123	1,167
*	DexCom, Inc.	7,125	854
	Encompass Health Corporation	16,745	1,033
*	IDEXX Laboratories, Inc.	3,135	583
*	Mettler-Toledo International, Inc.	2,245	1,270
	Teleflex, Inc.	4,695	1,213
*	Veeva Systems, Inc.	10,451	933
			9,564
	Consumer Discretionary—14.3%
	Aptiv plc†	9,975	614
*	CarMax, Inc.	8,740	548
	Domino’s Pizza, Inc.	2,900	719
	Ross Stores, Inc.	21,350	1,776
	Six Flags Entertainment Corporation	17,430	970
*	Ulta Salon Cosmetics & Fragrance, Inc.	6,565	1,608
	Vail Resorts, Inc.	4,955	1,045
*	Wayfair, Inc.	8,460	762
			8,042
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)
	Financials—8.5%
	Arthur J Gallagher & Co.	18,300	$1,349
	Cboe Global Markets, Inc.	15,965	1,562
	East West Bancorp, Inc.	23,210	1,010
*	SVB Financial Group	4,415	838
			4,759
	Materials—7.8%
*	Axalta Coating Systems, Ltd.†	24,810	581
	Ball Corporation	42,780	1,967
	Celanese Corporation	7,440	669
	Vulcan Materials Co.	11,790	1,165
			4,382
	Communication Services—2.6%
*	Live Nation Entertainment, Inc.	29,985	1,477
	Energy—1.3%
*	Parsley Energy, Inc.	46,570	744
	Consumer Staples—1.3%
	Conagra Brands, Inc.	34,400	735
	Real Estate—1.1%
*	SBA Communications Corporation	3,755	608
	Total Common Stocks—98.1% (cost $52,004)		55,070

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.500% dated 12/31/18, due 1/2/19, repurchase price $1,187, collateralized by U.S. Treasury Bond, 3.625%, due 2/15/44	$1,187	1,187
	Total Repurchase Agreement—2.1% (cost $1,187)		1,187
	Total Investments—100.2% (cost $53,191)		56,257
	Liabilities, plus cash and other assets—(0.2)%		(140)
	Net assets—100.0%		$56,117

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

16	Annual Report	December 31, 2018

Small-Mid Cap Growth Fund

The Small-Mid Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Daniel Crowe Robert C. Lanphier, IV

The William Blair Small-Mid Cap Growth Fund (Class N shares) posted a 2.29% decrease, net of fees, for the twelve months ended December 31, 2018. By comparison, the Fund’s benchmark index, the Russell 2500™ Growth Index (the “Index”), decreased 7.47%.

For the year, the Fund materially outperformed the Index driven by both strong stock selection and a style tailwind. Positive stock selection was most pronounced in Health Care and Industrials, and top individual contributors to the Fund’s performance for the period were Health Care holdings DexCom, Inc. and ABIOMED, Inc. Shares of DexCom, a medical device company focused on continuous glucose monitoring (CGM), advanced on strong demand for its best-in-class CGM devices. ABIOMED, which develops, manufactures and markets advanced medical technologies designed to assist or replace the pumping function of a failing heart, outperformed as its Impella heart pump is becoming the standard of care for acute heart failure patients. Other notable contributors to relative returns during the period were Health Care holdings Glaukos Corporation and Veeva Systems, Inc. and Consumer Discretionary holding Domino’s Pizza, Inc. From a style perspective, the Fund’s bias in favor of companies with sustainable growth was a tailwind. This dynamic was most evident in the first quarter as investors digested the potential for inflation-related cost pressures on businesses and our portfolio of companies with unique value propositions and above average pricing flexibility was rewarded. In addition, the Fund’s larger cap bias relative to the Index was a tailwind as stocks in the larger end of our universe outperformed, most notably in the third quarter. In terms of 2018 detractors, stock-specific weakness in Information Technology, including Rogers Corporation and Coherent, Inc., and Financials, including Bank OZK and Encore Capital Group, Inc., dampened relative returns. Shares of advanced materials company Rogers Corporation declined during the period as operational challenges, strong product demand against limited manufacturing capacity and rising raw material costs dampened margins. Bank OZK, a regional bank with a specialized commercial real estate team, underperformed in part due to increasing construction costs and charge-offs related to two of its real estate loans. Also among top detractors for the year was Industrials holding BWX Technologies, Inc., the sole-source provider of nuclear propulsion systems for the U.S. Navy, which declined after the company disclosed new information that indicated a materially longer build time for Naval nuclear power units than was previously appreciated by investors broadly.

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6.

December 31, 2018	William Blair Funds	17

Small-Mid Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2018
	1 Year	3 Year	5 Year	10 Year
Class N	(2.29)%	10.17%	8.64%	15.51%
Class I	(2.06)	10.45	8.92	15.81
Russell 2500TM Growth Index	(7.47)	8.11	6.19	14.76

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TM Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

18	Annual Report	December 31, 2018

Small-Mid Cap Growth Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Industrials—21.3%
	BWX Technologies, Inc.	1,443,636	$55,190
*	Copart, Inc.	1,517,415	72,502
*	CoStar Group, Inc.	194,416	65,584
*	Genesee & Wyoming, Inc.	363,500	26,906
	Healthcare Services Group, Inc.	969,920	38,971
	HEICO Corporation	648,288	40,842
	Ritchie Bros Auctioneers, Inc.†	836,813	27,381
*	SiteOne Landscape Supply, Inc.	337,263	18,641
*	Teledyne Technologies, Inc.	217,209	44,978
*	The Middleby Corporation	358,905	36,870
	The Toro Co.	284,024	15,871
	TransUnion	774,340	43,983
*	Trex Co., Inc.	420,400	24,955
			512,674
	Information Technology—20.5%
*	2U, Inc.	389,300	19,356
*	Aspen Technology, Inc.	336,000	27,613
	Booz Allen Hamilton Holding Corporation	1,325,043	59,720
*	Euronet Worldwide, Inc.	566,098	57,957
*	Fortinet, Inc.	428,800	30,200
*	GoDaddy, Inc.	575,120	37,739
*	Guidewire Software, Inc.	286,091	22,953
	j2 Global, Inc.	324,983	22,547
*	MaxLinear, Inc.	603,534	10,622
	National Instruments Corporation	652,945	29,631
*	Nice, Ltd.—ADR	266,003	28,784
*	Novanta, Inc.†	251,826	15,865
*	Pure Storage, Inc.	2,254,481	36,252
*	Rogers Corporation	360,575	35,719
	Sabre Corporation	1,315,900	28,476
*	WEX, Inc.	200,653	28,104
			491,538
	Health Care—20.2%
*	Cambrex Corporation	600,926	22,691
*	Catalent, Inc.	1,011,969	31,553
*	DexCom, Inc.	322,520	38,638
	Encompass Health Corporation	743,027	45,845
*	Exact Sciences Corporation	582,324	36,745
*	Glaukos Corporation	616,121	34,607
*	Horizon Pharma plc†	1,635,578	31,959
*	Inogen, Inc.	147,000	18,253
*	Insulet Corporation	515,900	40,921
*	Ligand Pharmaceuticals, Inc.	238,649	32,385
*	Penumbra, Inc.	194,100	23,719
*	Portola Pharmaceuticals, Inc.	590,700	11,530
	Teleflex, Inc.	187,425	48,446
*	Veeva Systems, Inc.	558,473	49,883
	West Pharmaceutical Services, Inc.	196,264	19,240
			486,415
	Consumer Discretionary—12.5%
*	Adtalem Global Education, Inc.	1,107,144	52,390
*	Burlington Stores, Inc.	302,900	49,273
	Domino’s Pizza, Inc.	151,480	37,566
*	Grand Canyon Education, Inc.	424,199	40,782
*	Hilton Grand Vacations, Inc.	747,599	19,729
	Six Flags Entertainment Corporation	629,777	35,034
*	Universal Electronics, Inc.	325,155	8,220
	Issuer	Shares or Principal Amount	Value

	Common Stocks—(continued)
	Consumer Discretionary—(continued)
	Vail Resorts, Inc.	198,096	$41,763
*	Weight Watchers International, Inc.	422,200	16,276
			301,033
	Materials—6.8%
*	Axalta Coating Systems, Ltd.†	824,511	19,310
	Ball Corporation	1,319,559	60,673
	Celanese Corporation	391,858	35,256
	Martin Marietta Materials, Inc.	284,019	48,814
			164,053
	Financials—6.7%
	BrightSphere Investment Group plc†	1,051,276	11,228
	Cboe Global Markets, Inc.	614,356	60,102
	East West Bancorp, Inc.	309,521	13,473
*	Encore Capital Group, Inc.	715,927	16,824
	FirstCash, Inc.	472,083	34,155
	Virtu Financial, Inc.	969,237	24,968
			160,750
	Communication Services—2.9%
	Cable One, Inc.	20,022	16,420
*	Live Nation Entertainment, Inc.	1,055,485	51,983
			68,403
	Real Estate—2.5%
	Colliers International Group, Inc.†	233,945	12,876
	FirstService Corporation†	351,498	24,071
	Jones Lang LaSalle, Inc.	190,081	24,064
			61,011
	Consumer Staples—1.6%
	Lamb Weston Holdings, Inc.	283,025	20,819
	Nu Skin Enterprises, Inc.	299,022	18,339
			39,158
	Energy—1.1%
*	Centennial Resource Development, Inc.	986,400	10,870
*	Parsley Energy, Inc.	895,536	14,311
			25,181
	Total Common Stocks—96.1% (cost $2,257,435)		2,310,216

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.500% dated 12/31/18, due 1/2/19, repurchase price $63,065, collateralized by U.S. Treasury Bond, 3.750%, due 11/15/43	$63,063	63,063
	Total Repurchase Agreement—2.6% (cost $63,063)		63,063
	Total Investments—98.7% (cost $2,320,498)		2,373,279
	Cash and other assets, less liabilities—1.3%		30,691
	Net assets—100.0%		$2,403,970

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	19

Small-Mid Cap Value Fund

The Small-Mid Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Small-Mid Cap Value Fund (Class N shares) posted a 15.32% decrease, net of fees, for the twelve months ended December 31, 2018. By comparison, the Fund’s benchmark index, the Russell 2500™ Value Index (the “Index”), decreased 12.36%.

The Fund’s underperformance relative to the Index was driven by stock selection. At the sector level, the most significant detractor from relative performance was Financials due to stock selection within Banks, Insurance and a lack of exposure to Mortgage REITs. The Fund’s relative underperformance within Energy, the worst performing sector of the market, was the result of stock selection that was evenly split between Oil, Gas & Consumable Fuels and Equipment & Services. The Fund’s relative underperformance within Industrials was driven by stock selection that was fairly broad-based within the sector, but led by Machinery as end-of-cycle concerns generally overshadowed positive corporate earnings earlier in the year. Consumer Discretionary was the largest sector contributor to relative performance, primarily due to strong stock selection within Leisure Facilities and Education Services. The Fund’s relative outperformance within Information Technology was the result of strong stock selection within IT Services. Within Real Estate, broad-based stock selection within REITs drove the Fund’s relative outperformance within the sector. Looking specifically at stock selection, the Fund’s largest detractors from relative performance were Forum Energy Technologies, Inc. (Energy), Patterson-UTI Energy, Inc. (Energy), and Parsley Energy, Inc. (Energy). Offsetting these detractors were investments in LiveRamp Holdings, Inc. (Technology), lululemon athletica Inc. (Consumer Discretionary), and CSRA Inc. (Technology).

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 7.

20	Annual Report	December 31, 2018

Small-Mid Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2018
	1 Year	3 Year	5 Year	Since Inception(a)
Class N	(15.32)%	3.85%	2.58%	8.79%
Class I	(15.03)	4.13	2.86	9.09
Russell 2500TM Value Index	(12.36)	6.59	4.16	10.57

(a)	Since inception is for the period from December 15, 2011 (Commencement of Operations) to December 31, 2018.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500TM Value Index consists of small to mid-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2018	William Blair Funds	21

Small-Mid Cap Value Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Financials—21.6%
	American Financial Group, Inc.	185	$17
	CNO Financial Group, Inc.	805	12
	E*TRADE Financial Corporation	343	15
	East West Bancorp, Inc.	441	19
	First American Financial Corporation	308	14
	FNB Corporation	1,581	16
	Hancock Whitney Corporation	409	14
	Hanover Insurance Group, Inc.	194	23
	Home BancShares, Inc.	1,112	18
	Iberiabank Corporation	317	20
	National Bank Holdings Corporation	559	17
	PacWest Bancorp	849	28
	Radian Group, Inc.	1,251	20
	Selective Insurance Group, Inc.	364	22
	Sterling Bancorp	1,188	20
*	SVB Financial Group	90	17
	Umpqua Holdings Corporation	913	15
	Voya Financial, Inc.	556	22
*	Western Alliance Bancorp	376	15
	WSFS Financial Corporation	466	18
			362
	Real Estate—16.5%
	Acadia Realty Trust	844	20
	American Assets Trust, Inc.	627	25
	American Campus Communities, Inc.	758	31
	Camden Property Trust	239	21
	Columbia Property Trust, Inc.	1,162	23
	Douglas Emmett, Inc.	658	22
	EPR Properties	378	24
	Equity Commonwealth	690	21
	Equity LifeStyle Properties, Inc.	221	22
	Healthcare Realty Trust, Inc.	907	26
	Pebblebrook Hotel Trust	730	21
	Terreno Realty Corporation	608	21
			277
	Industrials—14.1%
	Acuity Brands, Inc.	189	22
	Alaska Air Group, Inc.	387	24
	Brady Corporation	701	31
*	Gardner Denver Holdings, Inc.	987	20
	GrafTech International, Ltd.	1,425	16
	IDEX Corporation	222	28
	Jacobs Engineering Group, Inc.	411	24
	Old Dominion Freight Line, Inc.	140	17
	Snap-on, Inc.	167	24
	The Toro Co.	542	30
			236
	Information Technology—9.8%
	Avnet, Inc.	486	17
	Belden, Inc.	361	15
	Booz Allen Hamilton Holding Corporation	504	23
*	Cadence Design Systems, Inc.	559	24
	j2 Global, Inc.	359	25

	Issuer	Shares	Value

	Common Stocks—(continued)
	Information Technology—(continued)
*	LiveRamp Holdings, Inc.	517	$20
	MAXIMUS, Inc.	372	24
*	SolarWinds Corporation	1,203	17
			165
	Consumer Discretionary—8.2%
*	Adtalem Global Education, Inc.	439	21
	Churchill Downs, Inc.	76	18
	Dunkin’ Brands Group, Inc.	262	17
	Service Corporation International	519	21
	Vail Resorts, Inc.	134	28
*	Weight Watchers International, Inc.	279	11
	Wolverine World Wide, Inc.	661	21
			137
	Utilities—7.4%
	Alliant Energy Corporation	472	20
	Aqua America, Inc.	699	24
	Atmos Energy Corporation	274	25
	IDACORP, Inc.	215	20
	ONE Gas, Inc.	250	20
	UGI Corporation	272	15
			124
	Health Care—5.7%
	CONMED Corporation	190	12
	Encompass Health Corporation	390	24
*	Hologic, Inc.	581	24
*	Magellan Health, Inc.	182	11
	PerkinElmer, Inc.	309	24
			95
	Energy—5.6%
*	Forum Energy Technologies, Inc.	1,713	7
*	Parsley Energy, Inc.	982	16
	Patterson-UTI Energy, Inc.	1,241	13
	Range Resources Corporation	1,665	16
	Targa Resources Corporation	632	23
*	WPX Energy, Inc.	1,784	20
			95
	Materials—5.2%
	Carpenter Technology Corporation	478	17
	FMC Corporation	221	16
	Minerals Technologies, Inc.	233	12
	PolyOne Corporation	522	15
	Sensient Technologies Corporation	208	12
	Steel Dynamics, Inc.	517	15
			87
	Consumer Staples—3.8%
	Ingredion, Inc.	185	17
	J&J Snack Foods Corporation	121	17
	Lamb Weston Holdings, Inc.	408	30
			64

See accompanying Notes to Financial Statements.

22	Annual Report	December 31, 2018

Small-Mid Cap Value Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)
Communication Services—1.1%
The Interpublic Group of Cos., Inc.	913	$19
Total Common Stocks—99.0% (cost $1,679)		1,661
Total Investments—99.0% (cost $1,679)		1,661
Cash and other assets, less liabilities—1.0%		18
Net assets—100.0%		$1,679

* = Non-income producing security

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	23

Small Cap Growth Fund

The Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Michael P. Balkin Ward D. Sexton

The William Blair Small Cap Growth Fund (Class N shares) posted a 2.14% decrease, net of fees, for the twelve months ended December 31, 2018. By comparison, the Fund’s benchmark index, the Russell 2000® Growth Index (the “Index”), decreased 9.31%.

For the year, the Fund materially outperformed the Index driven by strong stock selection. Positive stock selection was most pronounced in Health Care and Industrials, where, in aggregate, the Fund’s holdings significantly outperformed their sector peers. Top individual contributors to the Fund’s performance for the period were Codexis, Inc. (Health Care) and Virtu Financial, Inc. (Financials). Shares of protein engineering company Codexis advanced due to better-than-expected revenue growth and an announced partnership with Nestlé Health Science that represents a significant revenue growth opportunity for the company. Electronic market maker Virtu Financial outperformed in part due to heightened volatility, predominantly in the first and fourth quarters, which positively impacts Virtu’s transaction revenues. Other notable contributors to relative returns were Glaukos Corporation (Health Care), LivePerson, Inc. (Information Technology) and Etsy, Inc. (Consumer Discretionary). Conversely, top detractors for 2018 included Golden Entertainment, Inc. (Consumer Discretionary) and Encore Capital Group, Inc. (Financials). Following significant outperformance in 2017, Golden Entertainment, which owns and operates several casinos and a distributed gaming business, underperformed due to the company’s plans for increased capital spending and results that suggested the company would be more susceptible to a downturn in Las Vegas than some investors had appreciated. Shares of debt management and recovery solutions provider Encore Capital Group declined in reaction to the company’s increased commitment to the European/UK market and on investor concern that the collections environment could become more challenging if the economy weakens. Other detractors included Universal Electronics, Inc. (Consumer Discretionary), BWX Technologies, Inc. (Industrials) and GreenSky, Inc. (Information Technology).

Please refer to the U.S. Growth Market Review and Outlook relating to the Fund on page 6.

24	Annual Report	December 31, 2018

Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2018
	1 Year	3 Year	5 Year	10 Year
Class N	(2.14)%	13.81%	7.65%	16.11%
Class I	(1.88)	14.10	7.92	16.42
Russell 2000® Growth Index	(9.31)	7.24	5.13	13.52

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Growth Index.

This report identifies the Fund’s investments on December 31, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2018	William Blair Funds	25

Small Cap Growth Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Information Technology—21.4%
*	2U, Inc.	119,500	$5,941
*	Agilysys, Inc.	614,570	8,813
*	Carbon Black, Inc.	441,290	5,922
*	EPAM Systems, Inc.	63,854	7,408
*	Euronet Worldwide, Inc.	90,410	9,256
*	Guidewire Software, Inc.	86,537	6,943
	j2 Global, Inc.	137,502	9,540
	Littelfuse, Inc.	31,633	5,424
*	LivePerson, Inc.	375,977	7,091
*	MaxLinear, Inc.	403,839	7,108
*	Nice, Ltd.—ADR	53,023	5,738
*	Nuance Communications, Inc.	436,850	5,779
*	Pure Storage, Inc.	483,666	7,777
*	RealPage, Inc.	120,851	5,824
*	Rogers Corporation	52,815	5,232
*	SolarWinds Corporation	438,100	6,059
*	Varonis Systems, Inc.	156,920	8,301
*	WNS Holdings, Ltd.—ADR	147,112	6,070
			124,226
	Industrials—20.5%
	Albany International Corporation	111,595	6,967
	Armstrong World Industries, Inc.	118,763	6,913
*	Blue Bird Corporation	488,521	8,886
	BWX Technologies, Inc.	252,729	9,662
*	Casella Waste Systems, Inc.	264,670	7,541
	Douglas Dynamics, Inc.	227,077	8,150
	ESCO Technologies, Inc.	85,336	5,628
*	Genesee & Wyoming, Inc.	84,147	6,228
	Healthcare Services Group, Inc.	262,677	10,554
	John Bean Technologies Corporation	35,626	2,528
	Luxfer Holdings plc†	328,475	5,791
*	Mercury Systems, Inc.	136,846	6,471
	Ritchie Bros Auctioneers, Inc.†	239,605	7,840
*	SiteOne Landscape Supply, Inc.	78,778	4,354
	The Brink’s Co.	157,200	10,163
*	Trex Co., Inc.	112,790	6,695
*	Willdan Group, Inc.	132,754	4,644
			119,015
	Health Care—18.9%
*	Amedisys, Inc.	40,580	4,752
*	Cambrex Corporation	197,389	7,453
*	Catalent, Inc.	212,698	6,632
*	Codexis, Inc.	458,208	7,652
*	CryoLife, Inc.	213,347	6,055
	Encompass Health Corporation	124,907	7,707
*	Glaukos Corporation	148,811	8,359
*	Hanger, Inc.	395,880	7,502
*	Horizon Pharma plc†	384,721	7,517
*	Inogen, Inc.	58,780	7,299
*	Inspire Medical Systems, Inc.	120,250	5,081
*	Intersect ENT, Inc.	220,813	6,222
*	LHC Group, Inc.	74,005	6,948
*	Ligand Pharmaceuticals, Inc.	62,539	8,486
*	Portola Pharmaceuticals, Inc.	334,660	6,533
	Simulations Plus, Inc.	252,680	5,028
			109,226

	Issuer	Shares	Value

	Common Stocks—(continued)
	Consumer Discretionary—16.6%
*	Adtalem Global Education, Inc.	170,683	$8,077
*	Aspen Group, Inc.	691,670	3,790
*	At Home Group, Inc.	233,860	4,364
*	Boot Barn Holdings, Inc.	482,648	8,220
	Dave & Buster’s Entertainment, Inc.	145,320	6,475
	Dine Brands Global, Inc.	68,030	4,581
*	Etsy, Inc.	126,224	6,005
*	Gentherm, Inc.	142,313	5,690
*	Grand Canyon Education, Inc.	77,583	7,459
*	Hilton Grand Vacations, Inc.	326,444	8,615
*	Laureate Education, Inc.	734,283	11,190
	Lithia Motors, Inc.	78,179	5,967
	Six Flags Entertainment Corporation	87,783	4,883
*	Universal Electronics, Inc.	158,533	4,008
*	Weight Watchers International, Inc.	170,140	6,559
			95,883
	Financials—7.2%
*	Encore Capital Group, Inc.	284,398	6,683
	FirstCash, Inc.	108,168	7,826
	Glacier Bancorp, Inc.	153,975	6,101
	Home BancShares, Inc.	368,214	6,017
	Meta Financial Group, Inc.	40,404	783
*	Triumph Bancorp, Inc.	157,338	4,673
	Virtu Financial, Inc.	379,854	9,785
			41,868
	Communication Services—3.7%
	Cable One, Inc.	10,830	8,882
*	Cars.com, Inc.	227,678	4,895
*	ORBCOMM, Inc.	923,975	7,632
			21,409
	Consumer Staples—3.7%
	Calavo Growers, Inc.	36,101	2,634
*	Darling Ingredients, Inc.	228,870	4,404
	Nu Skin Enterprises, Inc.	108,498	6,654
*	Primo Water Corporation	543,103	7,609
			21,301
	Real Estate—2.9%
	Colliers International Group, Inc.†	98,414	5,417
	CoreSite Realty Corporation	60,874	5,310
	FirstService Corporation†	90,267	6,181
			16,908
	Energy—2.5%
*	Callon Petroleum Co.	412,673	2,678
	Cameco Corporation†	574,110	6,516
*	Carrizo Oil & Gas, Inc.	170,712	1,927
*	Centennial Resource Development, Inc.	326,740	3,601
			14,722
	Materials—2.0%
	Eagle Materials, Inc.	71,310	4,352
	Orion Engineered Carbons S.A.†	274,222	6,932
			11,284
	Total Common Stocks—99.4% (cost $576,293)		575,842

See accompanying Notes to Financial Statements.

26	Annual Report	December 31, 2018

Small Cap Growth Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.500% dated 12/31/18, due 1/2/19, repurchase price $21,360, collateralized by Federal Home Loan Mortgage Corporation, 3.750%, due 3/27/19, and U.S. Treasury Bonds, 3.375%-3.750%, due 11/15/43-5/15/44	$21,360	$21,360
Total Repurchase Agreement—3.7% (cost $21,360)		21,360
Total Investments—103.1% (cost $597,653)		597,202
Liabilities, plus cash and other assets—(3.1)%		(17,895)
Net assets—100.0%		$579,307

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	27

Small Cap Value Fund

The Small Cap Value Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Chad M. Kilmer Mark T. Leslie David S. Mitchell

The William Blair Small Cap Value Fund (Class N shares) posted a 15.93% decrease, net of fees, for the twelve months ended December 31, 2018. By comparison, the Fund’s benchmark index, the Russell 2000® Value Index (the “Index”), decreased 12.86%.

The Fund’s underperformance relative to the Index was driven by stock selection, which more than offset positive tailwinds from the Fund’s bias in favor of higher quality and larger market cap stocks within its small cap universe. At the sector level, the most significant detractor from the Fund’s performance was Financials due to stock selection within Banks, Insurance and a lack of exposure to Mortgage REITs. The Fund’s relative underperformance within Industrials was largely driven by stock selection within Machinery, as end-of-cycle concerns generally overshadowed positive corporate earnings earlier in the year. Within Consumer Discretionary, the Fund’s relative underperformance was due to a lack of exposure to Specialty Retail and stock selection within Casinos & Gaming, Auto Parts & Equipment, and Automobiles. Information Technology was the largest contributor to the Fund’s relative performance primarily due to strong stock selection within IT Services. The Fund’s relative outperformance within Health Care was driven by strong stock selection within Health Care Equipment and Health Care Facilities, which more than offset negative contribution from the Fund’s lack of exposure to Biotechnology and Pharmaceutical stocks. Looking specifically at stock selection, the Fund’s largest detractors from relative performance were Halcon Resources Corporation (Energy), Dana Inc. (Consumer Discretionary), and Extraction Oil & Gas, Inc. (Energy). Offsetting these detractors were investments in Integer Holdings Corporation (Health Care), LiveRamp Holdings, Inc. (Tech), and Encompass Health Corporation (Health Care).

Please refer to the U.S. Value Market Review and Outlook relating to the Fund on page 7.

28	Annual Report	December 31, 2018

Small Cap Value Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2018
	1 Year	3 Year	5 Year	10 Year
Class N	(15.93)%	4.50%	2.36%	10.44%
Class I	(15.74)	4.75	2.62	10.72
Russell 2000® Value Index	(12.86)	7.37	3.61	10.40

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2018	William Blair Funds	29

Small Cap Value Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks
	Financials—25.6%
	Banc of California, Inc.	241,755	$3,218
	Banner Corporation	115,383	6,171
	Boston Private Financial Holdings, Inc.	390,194	4,124
	CNO Financial Group, Inc.	235,710	3,507
	CVB Financial Corporation	203,359	4,114
	FNB Corporation	561,768	5,528
	Glacier Bancorp, Inc.	128,687	5,098
	Hancock Whitney Corporation	176,855	6,128
	Hanover Insurance Group, Inc.	67,214	7,848
	Home BancShares, Inc.	399,970	6,535
	Iberiabank Corporation	105,209	6,763
	National Bank Holdings Corporation	186,329	5,752
	OceanFirst Financial Corporation	235,708	5,306
	PacWest Bancorp	152,670	5,081
	Radian Group, Inc.	421,935	6,903
	Renasant Corporation	181,696	5,484
	Sandy Spring Bancorp, Inc.	132,213	4,143
*	Seacoast Banking Corporation of Florida	229,963	5,984
	Selective Insurance Group, Inc.	114,276	6,964
	Sterling Bancorp	412,160	6,805
	Umpqua Holdings Corporation	253,644	4,033
*	Western Alliance Bancorp	134,530	5,313
	WSFS Financial Corporation	126,571	4,798
			125,600
	Real Estate—12.1%
	Acadia Realty Trust	239,840	5,699
	Agree Realty Corporation	93,720	5,541
	American Assets Trust, Inc.	199,832	8,027
	Columbia Property Trust, Inc.	301,310	5,830
	Equity Commonwealth	154,785	4,645
	Healthcare Realty Trust, Inc.	255,861	7,277
	Highwoods Properties, Inc.	146,626	5,673
	Pebblebrook Hotel Trust	167,587	4,744
	Sunstone Hotel Investors, Inc.	367,620	4,783
	Terreno Realty Corporation	204,873	7,205
			59,424
	Industrials—11.6%
	Acuity Brands, Inc.	32,350	3,719
	Brady Corporation	205,716	8,940
*	Continental Building Products, Inc.	153,821	3,915
	ESCO Technologies, Inc.	69,314	4,571
*	Gardner Denver Holdings, Inc.	202,755	4,146
	GrafTech International, Ltd.	339,644	3,886
	Interface, Inc.	243,426	3,469
	Kadant, Inc.	48,370	3,940
	Matson, Inc.	118,305	3,788
	Moog, Inc.	65,400	5,067
*	Saia, Inc.	64,976	3,627
	Simpson Manufacturing Co., Inc.	86,362	4,675
	The Timken Co.	94,425	3,524
			57,267

	Issuer	Shares	Value

	Common Stocks—(continued)
	Information Technology—11.3%
	Avnet, Inc.	141,890	$5,122
	Belden, Inc.	127,477	5,325
	Booz Allen Hamilton Holding Corporation	106,838	4,815
*	Ciena Corporation	172,420	5,847
*	Inphi Corporation	157,889	5,076
	j2 Global, Inc.	94,225	6,537
*	LiveRamp Holdings, Inc.	150,030	5,796
*	Semtech Corporation	121,530	5,575
*	SolarWinds Corporation	345,250	4,775
*	Viavi Solutions, Inc.	667,499	6,708
			55,576
	Consumer Discretionary—9.0%
	Abercrombie & Fitch Co.	206,280	4,136
*	Adtalem Global Education, Inc.	131,166	6,207
*	Cavco Industries, Inc.	29,205	3,808
	Churchill Downs, Inc.	20,015	4,883
	Dana, Inc.	292,343	3,985
	Dave & Buster’s Entertainment, Inc.	107,020	4,769
*	Penn National Gaming, Inc.	247,095	4,653
*	TopBuild Corporation	84,649	3,809
*	Weight Watchers International, Inc.	70,640	2,723
	Wolverine World Wide, Inc.	172,926	5,514
			44,487
	Utilities—6.6%
	ALLETE, Inc.	75,580	5,761
	Chesapeake Utilities Corporation	42,125	3,425
	IDACORP, Inc.	63,590	5,918
	ONE Gas, Inc.	77,492	6,168
	PNM Resources, Inc.	137,855	5,664
	South Jersey Industries, Inc.	196,305	5,457
			32,393
	Health Care—6.0%
	CONMED Corporation	122,642	7,874
	Encompass Health Corporation	137,151	8,462
*	Integer Holdings Corporation	122,843	9,368
*	Magellan Health, Inc.	67,314	3,829
			29,533
	Energy—5.5%
	Archrock, Inc.	480,888	3,602
*	Callon Petroleum Co.	665,464	4,319
*	Extraction Oil & Gas, Inc.	447,735	1,921
*	Forum Energy Technologies, Inc.	359,455	1,485
*	Halcon Resources Corporation	829,585	1,410
*	Newpark Resources, Inc.	515,754	3,543
*	PDC Energy, Inc.	119,618	3,560
	Range Resources Corporation	356,230	3,409
	Solaris Oilfield Infrastructure, Inc.	296,616	3,586
			26,835

See accompanying Notes to Financial Statements.

30	Annual Report	December 31, 2018

Small Cap Value Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

		Shares or
		Principal
	Issuer	Amount	Value

	Common Stocks—(continued)
	Materials—4.2%
	Carpenter Technology Corporation	119,116	$4,242
	Minerals Technologies, Inc.	78,603	4,035
	PolyOne Corporation	138,059	3,949
	Sensient Technologies Corporation	83,137	4,643
	Silgan Holdings, Inc.	159,303	3,763
			20,632
	Consumer Staples—3.4%
*	Darling Ingredients, Inc.	333,358	6,414
	J&J Snack Foods Corporation	50,688	7,329
	SpartanNash Co.	173,513	2,981
			16,724
	Communication Services—1.2%
	Meredith Corporation	109,135	5,668
	Total Common Stocks—96.5% (cost $447,009)		474,139

	Repurchase Agreement
	Fixed Income Clearing Corporation, 0.500% dated 12/31/18, due 1/2/19, repurchase price $9,978, collateralized by U.S. Treasury Bond, 3.625%, due 2/15/44	$9,977	9,977
	Total Repurchase Agreement—2.0% (cost $9,977)		9,977
	Total Investments—98.5% (cost $456,986)		484,116
	Cash and other assets, less liabilities—1.5%		7,399
	Net assets—100.0%		$491,515

* = Non-income producing security

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	31

Global Markets Review and Outlook

Heightened concerns about slowing global growth, rising interest rates and tighter liquidity conditions contributed to the broad sell-off across global equity markets in the fourth quarter of 2018. The sharp decline in global equities during the fourth quarter (-13.28% for the MSCI All Country World Index (ACWI) Investable Market Index (“IMI”) in U.S. Dollar (“USD”) terms) wiped out positive gains during the first three quarters of 2018 and sent indices firmly into negative territory. For the calendar year, the MSCI ACWI IMI returned -10.08%.

The final weeks of 2018 were nothing short of dramatic, punctuated by the U.S. political dispute over the budget, which ultimately resulted in the partial federal government shutdown. Investors were also rattled by the increasingly volatile nature of U.S.-China relations, including the arrest of Huawei Technologies’ CFO on suspicion of violating U.S. sanctions against Iran, further complicating the trade war outlook.

U.S. equities significantly outperformed non-U.S. developed and emerging markets for most of 2018. This divergence came to an abrupt end after U.S. equities fell -13.52% in the fourth quarter — the worst quarterly performance since 3Q2011, erasing year-to-date gains as measured by the S&P 500, which lost 4.39% for the calendar year. The majority of U.S. equity underperformance occurred in December due to concerns of higher interest rates and renewed political turmoil ahead of the new congressional session. From a sector perspective, U.S. energy stocks declined the most (-25.77% during the fourth quarter and -20.11% during the year as measured by the MSCI USA IMI Index as the West Texas Intermediate (“WTI”) oil price plunged over 40% to as low as $42 per barrel in December.

European and UK equities underperformed other developed market regions during 2018 on concerns over slowing economic growth, political turmoil in Italy, and increasing Brexit uncertainty ahead of the March 29, 2019 deadline for withdrawal from the European Union. Uncertainty surrounding not only the terms of Brexit, but the continuation of Brexit itself, weighed more heavily on domestically oriented UK sectors such as real estate and weighed on small cap companies more broadly. Amid this difficult backdrop, the MSCI Europe ex-UK IMI declined 15.72% and the MSCI UK IMI fell 15.04% in USD terms.

Despite strong relative performance in the fourth quarter, emerging markets lagged developed markets in 2018, falling 15.05% as measured by the MSCI Emerging Markets IMI. Buffeting investors were heightened geopolitical tensions, the strengthening U.S. dollar, and signs of a slowdown within China. Accordingly, emerging market countries that lagged the most in 2018 were those with larger current account deficits and dollar-denominated debt such as Argentina (-50.79%), Turkey (-41.32%) and South Africa (-24.71%).

These headwinds began to moderate in the final months of the year as the U.S. dollar and oil prices began to weaken, and as the geopolitical backdrop improved. Within Brazil, for example, optimism towards the newly elected government and pension reform prospects supported investor sentiment. The significant decline in oil prices contributed to gains for Indonesia and India on hopes of moderating inflation prospects, given both countries’ dependency on oil imports.

As we begin 2019, surveys suggest that momentum in global growth continued to decelerate through the tail end of last year. Specifically, purchasing manager surveys continue to point to deceleration in the pace of industrial orders growth and subsequent industrial production growth. As the impact of highly simulative fiscal policy unveiled at the beginning of 2018 begins to dissipate, the U.S. economy is likely to slow to 2 to 2.5% growth, from the high of 4.2% in Q2 2018.

At the same time, we continue to expect the divergence in economic growth rates between the U.S. and other economies to begin to normalize. If the rest of the world continues to see economic growth at the current pace while the U.S. economy slows, the growth wedge, and by extension the substantial outperformance of U.S. markets vis-à-vis the rest of the world, is likely to moderate.

In Europe, near-term indicators of industrial activity continue to decelerate. At the same time, employment and income growth together with corporate balance sheets suggest support for domestic demand growth comparable to the 2018 rate. Italian budget woes have subsided, at least for now. While Brexit uncertainty remains an overhang, we believe the UK Parliament will seek to avoid near-term economic disruption.

The exceptionally strong U.S. economy and rising U.S. bond yields supported the U.S. dollar in 2018, contributing to a challenging year for emerging market economies. Looking ahead, these emerging market headwinds are likely to subside. Further, in the final quarter of 2018, the price of crude oil declined by one-third, significantly easing constraints on emerging market economies, as many are large energy importers.

32	Annual Report	December 31, 2018

Global Markets Review and Outlook (continued)

The likelihood of a U.S.-China trade deal and de-escalation of tariff wars has risen as of the beginning of 2019. Later in 2019 or in 2020, the U.S. is likely to become a sizeable exporter of liquefied natural gas (“LNG”) and petroleum products, for which it needs to find consumers and which will be more expensive because of rising shipping costs driven by strong global LNG demand. China is the largest and fastest growing consumer of such products. Thus, the economic rationale for a trade deal is substantial and imminent.

Last year, China implemented significant and widespread changes in its tax structure, especially individual income taxes. We expect that reducing taxes for households is likely to support consumer demand in China. We are not expecting China to implement a large stimulus, but slow monetary, fiscal and regulatory policy changes have been made to keep growth steady. China’s most recent reduction of the reserve ratio requirement for banks, the fifth reduction in the past year, is noteworthy in its size. The reserve ratio for large banks now stands at 13.5%, down from 17% a year ago.

Recent positioning adjustments within our ACWI-oriented strategies generally reflect our incrementally less cautious outlook on emerging markets. Within our dedicated emerging markets strategies, we have added positions in Brazil and maintained overweighted positions in India. Within China, we continue to emphasize domestically oriented consumer, healthcare and technology companies that we believe are well positioned to benefit from the economy’s ongoing transition to a consumption and services-driven growth model.

December 31, 2018	William Blair Funds	33

Global Leaders Fund

The Global Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Andrew G. Flynn Kenneth J. McAtamney

The William Blair Global Leaders Fund (Class N shares) posted an 8.23% decrease, net of fees, for the twelve months ended December 31, 2018. By comparison, the Fund’s benchmark index, the MSCI All Country World IMI Index (net) (the “Index”), decreased 10.08%.

Calendar year outperformance versus the Index was primarily driven by positive stock selection across most sectors. The Materials, Health Care and Consumer Staples sectors were the largest sources of relative return from a stock selection perspective. Within Materials, Nissan Chemical Corp., the innovative Japanese producer of niche chemicals for the electronics, agriculture, and pharmaceutical industries, contributed to the Fund’s results as the company continued to post solid growth in the context of the challenging smartphone/display market. Nissan Chemical has a leading position in its core products and a track record of innovation supported by its commitment to high levels of research and development. Within Health Care, UnitedHealth Group, Inc., the best-of-breed operator in the U.S.-managed care industry, was an additional source of the Fund’s outperformance as the company’s stable earnings profile was rewarded in a difficult market environment. Within the Consumer Staples sector, The Estee Lauder Cos., Inc. increased the Fund’s relative returns. We expect the company to benefit from the rapid growth of newly acquired brands, the continued expansion in specialty retail and online channels, and strong growth from China and travel retail.

Partially offsetting these effects was an underweight in the Consumer Staples and Utilities sectors, coupled with negative stock selection within the Energy sector. Within Energy, Halliburton Company’s share price declined along with the price of oil, and the Fund exited this position during the fourth quarter in order to reduce oil and gas exposure.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

34	Annual Report	December 31, 2018

Global Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2018
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class N	(8.23)%	6.36%	5.05%	11.48%	—
Class I	(8.06)	6.66	5.35	11.77	—
MSCI ACW IMI (net)	(10.08)	6.49	4.17	9.74	—
Institutional Class(a)	(7.99)	6.72	5.44	—	7.82%
MSCI ACW IMI (net)(a)	(10.08)	6.49	4.17	—	7.07

(a)	Since inception is for the period from December 19, 2012 (Commencement of Operations) to December 31, 2018.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fees (12b-1). Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market of developed and emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2018	William Blair Funds	35

Global Leaders Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Western Hemisphere—56.5%
	Canada—2.8%
	Brookfield Asset Management, Inc. Class “A” (Capital markets)†	69,025	$2,647
	Suncor Energy, Inc. (Oil, gas & consumable fuels)	75,623	2,112
			4,759
	United States—53.7%
*	ABIOMED, Inc. (Health care equipment & supplies)	2,713	882
*	Adobe, Inc. (Software)	13,025	2,947
*	Align Technology, Inc. (Health care equipment & supplies)	5,611	1,175
*	Alphabet, Inc. Class “A” (Interactive Media & Services)	4,920	5,141
*	Amazon.com, Inc. (Internet & direct marketing retail)	3,228	4,848
	BlackRock, Inc. (Capital markets)	7,772	3,053
	Carnival Corporation (Hotels, restaurants & leisure)†	49,017	2,417
*	CoStar Group, Inc. (Professional services)	3,785	1,277
	Domino’s Pizza, Inc. (Hotels, restaurants & leisure)	9,242	2,292
	EOG Resources, Inc. (Oil, gas & consumable fuels)	22,653	1,976
*	Facebook, Inc. Class “A” (Interactive Media & Services)	20,264	2,656
	Fifth Third Bancorp (Banks)	92,845	2,185
*	Guidewire Software, Inc. (Software)	10,964	880
*	Illumina, Inc. (Life sciences tools & services)	2,985	895
	Intercontinental Exchange, Inc. (Capital markets)	41,287	3,110
*	Intuitive Surgical, Inc. (Health care equipment & supplies)	3,258	1,560
	JPMorgan Chase & Co. (Banks)	32,728	3,195
	Mastercard, Inc. Class “A” (IT services)	19,071	3,598
	NextEra Energy, Inc. (Electric utilities)	14,664	2,549
	Pioneer Natural Resources Co. (Oil, gas & consumable fuels)	7,961	1,047
	Prologis, Inc. (Equity REIT)	27,025	1,587
	Raytheon Co. (Aerospace & defense)	19,352	2,968
	Roper Technologies, Inc. (Industrial conglomerates)	9,525	2,539
*	salesforce.com, Inc. (Software)	21,469	2,941
	Southwest Airlines Co. (Airlines)	20,367	947
	The Boeing Co. (Aerospace & defense)	10,626	3,427
	The Estee Lauder Cos., Inc. Class “A” (Personal products)	24,845	3,232
	The Goldman Sachs Group, Inc. (Capital markets)	10,373	1,733
	The Home Depot, Inc. (Specialty retail)	19,429	3,338
	Thermo Fisher Scientific, Inc. (Life sciences tools & services)	12,357	2,765
*	Ulta Salon Cosmetics & Fragrance, Inc. (Specialty retail)	8,279	2,027

	Issuer	Shares	Value

	Common Stocks—(continued)

	Western Hemisphere—(continued)
	United States—(continued)
	Union Pacific Corporation (Road & rail)	24,835	$3,433
	UnitedHealth Group, Inc. (Health care providers & services)	18,242	4,544
	Vail Resorts, Inc. (Hotels, restaurants & leisure)	9,180	1,935
*	Weight Watchers International, Inc. (Diversified consumer services)	25,531	984
*	Worldpay, Inc. Class “A” (IT services)	39,010	2,981
	Zoetis, Inc. (Pharmaceuticals)	30,230	2,586
			91,650

	Europe—12.4%
	Denmark—1.5%
	Chr Hansen Holding A/S (Chemicals)	15,007	1,328
	DSV A/S (Road & rail)	18,107	1,192
			2,520
	France—1.7%
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	10,107	2,990
	Germany—2.0%
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	86,239	1,716
	MTU Aero Engines AG (Aerospace & defense)	9,237	1,676
			3,392
	Ireland—0.9%
	Allegion plc (Building products)†	18,661	1,488
	Netherlands—1.5%
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	85,505	2,513
	Sweden—2.1%
	Atlas Copco AB Class “A” (Machinery)	65,191	1,549
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	44,560	2,051
			3,600
	Switzerland—2.7%
*	Lonza Group AG (Life sciences tools & services)	9,315	2,414
	Partners Group Holding AG (Capital markets)	3,567	2,163
			4,577

	Emerging Asia—8.5%
	China—4.9%
*	Alibaba Group Holding, Ltd.—ADR (Internet & direct marketing retail)	24,819	3,402
	Huazhu Group, Ltd.—ADR (Hotels, restaurants & leisure)	35,845	1,026
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	119,000	1,349

See accompanying Notes to Financial Statements.

36	Annual Report	December 31, 2018

Global Leaders Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)
China—(continued)
Tencent Holdings, Ltd. (Interactive Media & Services)	65,000	$2,606
		8,383
India—1.6%
HDFC Bank, Ltd.—ADR (Banks)	25,919	2,685
Taiwan—2.0%
Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	92,119	3,400

Japan—7.6%
Daikin Industries, Ltd. (Building products)	18,400	1,963
Keyence Corporation (Electronic equipment, instruments & components)	5,600	2,845
M3, Inc. (Health care technology)	46,900	631
MISUMI Group, Inc. (Machinery)	34,000	719
Nihon M&A Center, Inc. (Professional services)	43,200	873
Nissan Chemical Corp. (Chemicals)	25,900	1,361
ORIX Corporation (Diversified financial services)	137,400	2,013
Shin-Etsu Chemical Co., Ltd. (Chemicals)	23,200	1,807
ZOZO Inc. (Internet & direct marketing retail)	44,500	816
		13,028

Asia—7.3%
Australia—4.0%
Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	67,719	1,042
CSL, Ltd. (Biotechnology)	23,844	3,110
Macquarie Group, Ltd. (Capital markets)	35,275	2,699
		6,851
Hong Kong—3.3%
AIA Group, Ltd. (Insurance)	410,200	3,405
Galaxy Entertainment Group, Ltd. (Hotels, restaurants & leisure)	341,000	2,168
		5,573

United Kingdom—5.8%
Aptiv plc (Auto components)†	26,759	1,648
BHP Group plc (Metals & mining)	110,560	2,327
Burford Capital, Ltd. (Capital markets)	43,097	910
Compass Group plc (Hotels, restaurants & leisure)	146,636	3,084
Fevertree Drinks plc (Beverages)	32,942	923
Victrex plc (Chemicals)	36,651	1,069
		9,961
Total Common Stocks—98.1% (cost $146,381)		167,370

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.500% dated 12/31/18, due 1/2/19, repurchase price $3,648, collateralized by U.S. Treasury Bond, 3.625%, due 8/15/43	$3,648	$3,648
Total Repurchase Agreement—2.1% (cost $3,648)		3,648
Total Investments—100.2% (cost $150,029)		171,018
Liabilities, plus cash and other assets—(0.2)%		(318)
Net assets—100.0%		$170,700

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

† = U.S. listed foreign security

* = Non-income producing security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2018, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Consumer Discretionary	21.1%
Financials	17.8%
Industrials	14.4%
Information Technology	14.0%
Health Care	12.3%
Communication Services	6.2%
Materials	4.7%
Energy	4.6%
Consumer Staples	2.5%
Utilities	1.5%
Real Estate	0.9%
Total	100.0%

At December 31, 2018, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	64.5%
Japanese Yen	7.8%
Hong Kong Dollar	5.7%
Euro	5.3%
British Pound Sterling	5.0%
Australian Dollar	4.1%
Swiss Franc	2.7%
Swedish Krona	2.1%
Danish Krone	1.5%
Canadian Dollar	1.3%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	37

International Leaders Fund

The International Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney

The William Blair International Leaders Fund (Class N shares) posted a 12.70% decrease, net of fees, for the twelve months ended December 31, 2018. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), decreased 14.76%.

Calendar year outperformance versus the Index was primarily driven by positive stock selection across most sectors. The Consumer Staples, Financials and Materials sectors were the most significant sources of relative return from a stock selection perspective. Within Consumer Staples, Shiseido Co., Ltd. propelled relative performance. Shiseido is the largest cosmetics company in Japan and fifth largest in the world. We expect a continued rebound in earnings growth after a ten-year period of operational underperformance and market share loss. New management has reformed the organizational structure to place more responsibility in the hands of local managers, improved strategy execution, accelerated product development, and concentrated Shiseido’s investment on prestige brands. This strategy started to bear fruit in 2017 as Shiseido’s operating momentum improved, leading the company to dramatically outpace revenues and earnings estimates. Macquarie Group, Ltd., a leading global asset manager, capital provider, and investment bank within the Financials sector was an additional source of outperformance for the Fund. The company posted solid results during the fourth quarter with net profit increasing 5% year-over-year, ahead of consensus. Within the Materials sector, BHP Billiton plc was the top contributor to the Fund’s performance, as the diversified mining company continues to reduce the debt on its balance sheet and return capital to shareholders.

Partially offsetting these effects was an underweight to the Consumer Staples and Utilities sectors, coupled with negative stock selection within the Energy sector. Within Energy, Tenaris, S.A., the global leader in seamless pipe used for drilling oil and gas wells, detracted from the Fund’s performance. Concerns around the growth rate of upstream drilling in the Permian Basin due to limited pipeline capacity in the midstream segment and the potential impact from tariffs weighed on near-term sentiment. While the growth rate of the Permian is the main focus of investors, other U.S. shale basins and international onshore and offshore exposures are important for Tenaris’s growth outlook. Longer-term we continue to expect higher upstream activity levels to drive better than expected volume growth at Tenaris, and we believe the stock is attractively valued.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

38	Annual Report	December 31, 2018

International Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2018
	1 Year	3 Year	5 Year	Since Inception
Class N(a)	(12.70)%	4.52%	3.33%	6.71%
Class I(a)	(12.45)	4.80	3.58	6.98
MSCI ACW Ex-U.S. IMI (net)(a)	(14.76)	4.39	0.85	4.37
Institutional Class(b)	(12.38)	4.89	3.68	6.93
MSCI ACW Ex-U.S. IMI (net)(b)	(14.76)	4.39	0.85	3.89

(a)	Since inception is for the period from August 16, 2012 (Commencement of Operations) to December 31, 2018.
(b)	Since inception is for the period from November 2, 2012 (Commencement of Operations) to December 31, 2018.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2018	William Blair Funds	39

International Leaders Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe—41.2%
	Belgium—1.6%
	KBC Group N.V. (Banks)	103,839	$6,743
	Denmark—3.9%
	Coloplast A/S Class “B” (Health care equipment & supplies)	77,058	7,154
	Orsted A/S (Electric utilities)	130,433	8,721
			15,875
	France—11.1%
	Airbus SE (Aerospace & defense)	86,823	8,352
	Arkema S.A. (Chemicals)	38,580	3,313
	Capgemini SE (IT services)	76,004	7,559
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	31,505	9,320
	Safran S.A. (Aerospace & defense)	82,212	9,928
	Total S.A. (Oil, gas & consumable fuels)	130,232	6,891
			45,363
	Germany—4.0%
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	211,398	4,206
	Rational AG (Machinery)	8,079	4,591
	SAP SE (Software)	74,953	7,466
			16,263
	Ireland—1.7%
	Kingspan Group plc (Building products)	164,664	7,052
	Luxembourg—0.8%
	Tenaris S.A. (Energy equipment & services)	291,021	3,148
	Netherlands—4.4%
*	Adyen N.V. (IT services)	2,822	1,536
	Koninklijke Philips N.V. (Health care equipment & supplies)	244,507	8,665
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	272,271	8,003
			18,204
	Spain—4.0%
	ACS Actividades de Construccion y Servicios S.A. (Construction & engineering)	199,383	7,728
	Amadeus IT Group S.A. (IT services)	123,401	8,602
			16,330
	Sweden—2.6%
	Atlas Copco AB Class “A” (Machinery)	192,165	4,564
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	136,597	6,288
			10,852
	Switzerland—7.1%
	Geberit AG (Building products)	13,648	5,308
*	Lonza Group AG (Life sciences tools & services)	34,004	8,812
	Partners Group Holding AG (Capital markets)	10,841	6,574

	Issuer	Shares	Value

	Common Stocks—(continued)
	Switzerland—(continued)
	Sika AG (Chemicals)	16,479	$2,089
*	Temenos AG (Software)	54,222	6,504
			29,287

	United Kingdom—12.8%
	BHP Group plc (Metals & mining)	360,815	7,596
	Compass Group plc (Hotels, restaurants & leisure)	407,902	8,579
	Experian plc (Professional services)	352,974	8,571
	Ferguson plc (Trading companies & distributors)	91,825	5,872
	London Stock Exchange Group plc (Capital markets)	105,774	5,476
	RELX plc (Professional services)	353,841	7,290
	Segro plc (Equity REIT)	719,382	5,397
	St James’s Place plc (Capital markets)	301,536	3,628
			52,409

	Emerging Asia—11.2%
	China—6.9%
*	Alibaba Group Holding, Ltd.—ADR (Internet & direct marketing retail)	54,428	7,460
	China Merchants Bank Co., Ltd. Class “H” (Banks)	2,064,500	7,567
	NetEase, Inc.—ADR (Entertainment)	25,432	5,986
	Tencent Holdings, Ltd. (Interactive Media & Services)	185,500	7,438
			28,451
	India—1.8%
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	254,737	7,170
	Taiwan—2.5%
	Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & semiconductor equipment)	1,409,000	10,337

	Canada—10.7%
	Brookfield Asset Management, Inc. Class “A” (Capital markets)†	221,301	8,487
	Canadian National Railway Co. (Road & rail)	128,185	9,494
	Dollarama, Inc. (Multiline retail)	168,341	4,004
	Rogers Communications, Inc. Class “B” (Wireless telecommunication services)	146,178	7,491
	Suncor Energy, Inc. (Oil, gas & consumable fuels)	175,161	4,892
	The Toronto-Dominion Bank (Banks)	187,570	9,323
			43,691

	Japan—10.3%
	Daikin Industries, Ltd. (Building products)	55,700	5,943

See accompanying Notes to Financial Statements.

40	Annual Report	December 31, 2018

International Leaders Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Japan—(continued)
Keyence Corporation (Electronic equipment, instruments & components)	20,400	$10,363
Nitori Holdings Co., Ltd. (Specialty retail)	46,500	5,825
ORIX Corporation (Diversified financial services)	497,600	7,289
Shiseido Co., Ltd. (Personal products)	120,400	7,571
Suzuki Motor Corporation (Automobiles)	106,800	5,425
		42,416

Asia—9.8%
Australia—5.2%
Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	252,319	3,881
CSL, Ltd. (Biotechnology)	66,989	8,737
Macquarie Group, Ltd. (Capital markets)	113,661	8,698
		21,316
Hong Kong—4.6%
AIA Group, Ltd. (Insurance)	1,535,400	12,745
Galaxy Entertainment Group, Ltd. (Hotels, restaurants & leisure)	964,000	6,131
		18,876

Emerging Europe, Mid-East, Africa—0.8%
South Africa—0.8%
Bid Corporation, Ltd. (Food & staples retailing)	175,388	3,230
Total Common Stocks—96.8% (cost $381,986)		397,013

Repurchase Agreement
Fixed Income Clearing Corporation, 0.500% dated 12/31/18, due 1/2/19, repurchase price $12,363, collateralized by U.S. Treasury Bond, 3.625%, due 8/15/43	$12,363	12,363
Total Repurchase Agreement—3.0% (cost $12,363)		12,363
Total Investments—99.8% (cost $394,349)		409,376
Cash and other assets, less liabilities—0.2%		623
Net assets—100.0%		$409,999

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2018, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	21.2%
Financials	21.1%
Information Technology	15.8%
Consumer Discretionary	12.8%
Health Care	8.4%
Energy	5.8%
Communication Services	5.3%
Materials	3.3%
Consumer Staples	2.7%
Utilities	2.2%
Real Estate	1.4%
Total	100.0%

At December 31, 2018, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	28.5%
British Pound Sterling	13.2%
Japanese Yen	10.7%
Canadian Dollar	8.9%
Hong Kong Dollar	8.5%
Swiss Franc	7.4%
U.S. Dollar	5.5%
Australian Dollar	5.4%
Danish Krone	4.0%
Swedish Krona	2.7%
New Taiwan Dollar	2.6%
Indian Rupee	1.8%
All Other Currencies	0.8%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	41

International Developed Plus Fund

The International Developed Plus Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David Merjan John C. Murphy

The William Blair International Developed Plus Fund (Class N shares) posted a 16.68% decrease, net of fees, for the twelve months ended December 31, 2018. By comparison, the Fund’s benchmark index, the MSCI World ex-U.S. Index (net) (the “Index”), decreased 14.09%.

Calendar year underperformance versus the Index was primarily driven by negative stock selection effects across most sectors. Stock selection within the Materials sector was particularly weak, with Lundin Mining Corporation and Boliden AB detracting from the Fund’s relative performance. Lundin is a geographically diverse, mid-tier upstream copper company. The share price was hampered by lower volumes at its Candelaria mine and weaker metals prices during the period. Given that it lacks the size to tackle large scale greenfield projects, Lundin has focused on targeted acquisitions where it can extract value through asset optimization. Lundin purchased the Candelaria mine, one of its flagship assets in northern Chile, from Freeport in 2014. Lundin also has been able to develop potential expansion projects through exploration.

Partially offsetting these effects was positive stock selection within the Financials and Consumer Staples sectors. Within Financials, Hong Kong-based insurer AIA Group, Ltd. propelled the Fund’s relative results. The company continues to benefit from strong demand for its insurance products, underpinned by dual secular tailwinds of increased penetration of the insurance market and rising affluence in Asia. We believe that AIA’s distribution and innovation advantages relative to peers should continue to position it for strong growth prospectively. Within Consumer Staples, UK-based Diageo plc bolstered performance. Diageo is the leading global alcoholic beverages company with a 29% share of premium spirits by volume worldwide. It owns the Guinness beer brand and has exposure to the champagne and cognac markets through a 34% stake in Moët Hennessy. Diageos’ share price was supported by better-than-expected financial results and a £2 billion share repurchase program that resulted in better-than-expected share price gains.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

42	Annual Report	December 31, 2018

International Developed Plus Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2018
	1 Year	3 Year	5 Year	10 Year
Class N	(16.68)%	0.85%	0.18%	6.16%
Class I	(16.47)	1.10	0.44	6.42
MSCI World Ex-U.S. Index (net)	(14.09)	3.11	0.34	6.24

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2018	William Blair Funds	43

International Developed Plus Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe—32.5%
	Denmark—1.3%
	DSV A/S (Road & rail)	17,411	$1,147
	France—6.0%
	Airbus SE (Aerospace & defense)	13,125	1,263
	Capgemini SE (IT services)	15,396	1,531
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	6,185	1,830
	Safran S.A. (Aerospace & defense)	5,826	703
			5,327
	Germany—7.2%
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	41,193	820
	MTU Aero Engines AG (Aerospace & defense)	13,880	2,519
*	QIAGEN N.V. (Life sciences tools & services)†	38,239	1,317
	SAP SE (Software)	17,362	1,729
			6,385
	Ireland—3.6%
	Accenture plc Class “A” (IT services)†	8,644	1,219
	Kerry Group plc Class “A” (Food products)	20,169	1,999
			3,218
	Netherlands—2.9%
*	Adyen N.V. (IT services)	781	425
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	73,422	2,158
			2,583
	Sweden—2.6%
	Atlas Copco AB Class “A” (Machinery)	45,053	1,070
	Boliden AB (Metals & mining)	58,078	1,258
			2,328
	Switzerland—8.9%
	Geberit AG (Building products)	3,813	1,483
	Novartis AG (Pharmaceuticals)	20,711	1,771
	Partners Group Holding AG (Capital markets)	3,594	2,179
	Straumann Holding AG (Health care equipment & supplies)	2,180	1,371
	Tecan Group AG (Life sciences tools & services)	5,269	1,023
			7,827

	United Kingdom—22.4%
	AstraZeneca plc (Pharmaceuticals)	51,340	3,843
	Compass Group plc (Hotels, restaurants & leisure)	176,165	3,705
	Diageo plc (Beverages)	98,637	3,514
	Halma plc (Electronic equipment, instruments & components)	85,878	1,493
	Legal & General Group plc (Insurance)	353,434	1,041

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—(continued)
	Prudential plc (Insurance)	107,851	$1,927
	Rio Tinto plc (Metals & mining)	21,523	1,023
	Unilever N.V. (Personal products)	59,904	3,255
			19,801

	Japan—13.1%
	Daikin Industries, Ltd. (Building products)	20,318	2,168
	Digital Arts, Inc. (Software)	11,400	634
	Harmonic Drive Systems, Inc. (Machinery)	16,300	448
	Hoya Corporation (Health care equipment & supplies)	23,200	1,400
	Keyence Corporation (Electronic equipment, instruments & components)	3,900	1,981
	Nihon M&A Center, Inc. (Professional services)	45,480	920
	Shimadzu Corporation (Electronic equipment, instruments & components)	10,300	204
	Shiseido Co., Ltd. (Personal products)	16,700	1,050
	Tokio Marine Holdings, Inc. (Insurance)	33,000	1,577
	Yakult Honsha Co., Ltd. (Food products)	16,600	1,169
			11,551

	Canada—10.4%
	Canadian National Railway Co. (Road & rail)†	32,361	2,398
	Enerplus Corporation (Oil, gas & consumable fuels)	191,871	1,493
	Lundin Mining Corporation (Metals & mining)	224,341	927
	Rogers Communications, Inc. Class “B” (Wireless telecommunication services)	30,957	1,586
	The Toronto-Dominion Bank (Banks)†	56,651	2,817
			9,221

	Emerging Asia—7.1%
	China—2.4%
*	Alibaba Group Holding, Ltd.—ADR (Internet & direct marketing retail)	15,606	2,139
	India—2.1%
	HDFC Bank, Ltd.—ADR (Banks)	18,481	1,914
	Taiwan—2.6%
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	61,474	2,269

	Asia—6.9%
	Australia—3.2%
	CSL, Ltd. (Biotechnology)	10,146	1,323
	Goodman Group (Equity REIT)	198,746	1,487
			2,810

See accompanying Notes to Financial Statements.

44	Annual Report	December 31, 2018

International Developed Plus Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Asia—(continued)
Hong Kong—3.7%
AIA Group, Ltd. (Insurance)	400,386	$3,324

Emerging Latin America—1.4%
Peru—1.4%
Credicorp, Ltd. (Banks)†	5,598	1,241
Total Common Stocks—93.8% (cost $79,362)		83,085

Repurchase Agreement
Fixed Income Clearing Corporation, 0.500% dated 12/31/18, due 1/2/19, repurchase price $3,981, collateralized by Federal Home Loan Mortgage Corporation, 3.750%, due 3/27/19	$3,981	3,981
Total Repurchase Agreement—4.5% (cost $3,981)		3,981
Total Investments—98.3% (cost $83,343)		87,066
Cash and other assets, less liabilities—1.7%		1,515
Net assets—100.0%		$88,581

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2018, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	19.3%
Industrials	17.0%
Information Technology	14.8%
Health Care	14.5%
Consumer Staples	13.2%
Consumer Discretionary	9.2%
Energy	4.4%
Materials	3.9%
Communication Services	1.9%
Real Estate	1.8%
Total	100.0%

At December 31, 2018, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	22.0%
British Pound Sterling	19.9%
U.S. Dollar	18.4%
Japanese Yen	13.9%
Swiss Franc	9.4%
Canadian Dollar	4.8%
Hong Kong Dollar	4.0%
Australian Dollar	3.4%
Swedish Krona	2.8%
Danish Krone	1.4%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	45

Institutional International Developed Plus Fund

The Institutional International Developed Plus Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

David Merjan

The William Blair Institutional International Developed Plus Fund posted a 15.12% decrease, net of fees, for the twelve months ended December 31, 2018. By comparison, the Fund’s benchmark index, the MSCI World ex-U.S. Index (net) (the “Index”), decreased 14.09%.

Calendar year underperformance versus the Index was primarily driven by negative stock selection effects across most sectors. Stock selection within the Materials sector was particularly weak, with Lundin Mining Corporation and Boliden AB detracting from the Fund’s relative performance. Lundin is a geographically diverse, mid-tier upstream copper company. The share price was hampered by lower volumes at its Candelaria mine and weaker metals prices during the period. Given that it lacks the size to tackle large scale greenfield projects, Lundin has focused on targeted acquisitions where it can extract value through asset optimization. Lundin purchased the Candelaria mine, one of its flagship assets in northern Chile, from Freeport in 2014. Lundin also has been able to develop potential expansion projects through exploration.

John C. Murphy

Partially offsetting these effects was positive stock selection within the Financials and Consumer Staples sectors. Within Financials, Hong Kong-based insurer AIA Group, Ltd. propelled the Fund’s relative results. The company continues to benefit from strong demand for its insurance products, underpinned by dual secular tailwinds of increased penetration of the insurance market and rising affluence in Asia. We believe that AIA’s distribution and innovation advantages relative to peers should continue to position it for strong growth prospectively. Within Consumer Staples, UK-based Diageo plc bolstered performance. Diageo is the leading global alcoholic beverages company with a 29% share of premium spirits by volume worldwide. It owns the Guinness beer brand and has exposure to the champagne and cognac markets through a 34% stake in Moët Hennessy. Diageos’ share price was supported by better-than-expected financial results and a £2 billion share repurchase program that resulted in better-than-expected share price gains.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

46	Annual Report	December 31, 2018

Institutional International Developed Plus Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2018
	1 Year	3 Year	5 Year	10 Year
Institutional International Developed Plus Fund	(15.12)%	1.70%	0.68%	6.67%
MSCI World Ex-U.S. Index (net)	(14.09)	3.11	0.34	6.24

During the first quarter of 2018, the Fund received a litigation settlement that positively impacted the Fund’s performance. This was a one-time event that is not likely to be repeated. With the passage of time the impact of this settlement on the Fund’s performance is likely to diminish.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Shares of the Fund are available without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-U.S. Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2018	William Blair Funds	47

Institutional International Developed Plus Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe—32.8%
	Denmark—1.3%
	DSV A/S (Road & rail)	3,200	$211
	France—6.1%
	Airbus SE (Aerospace & defense)	2,420	233
	Capgemini SE (IT services)	2,820	280
	LVMH Moet Hennessy Louis Vuitton SE (Textiles, apparel & luxury goods)	1,146	339
	Safran S.A. (Aerospace & defense)	1,056	128
			980
	Germany—7.3%
	Infineon Technologies AG (Semiconductors & semiconductor equipment)	7,552	150
	MTU Aero Engines AG (Aerospace & defense)	2,584	469
*	QIAGEN N.V. (Life sciences tools & services)†	7,018	242
	SAP SE (Software)	3,205	319
			1,180
	Ireland—3.7%
	Accenture plc Class “A’’ (IT services)†	1,584	223
	Kerry Group plc Class “A” (Food products)	3,664	363
			586
	Netherlands—2.9%
*	Adyen N.V. (IT services)	142	77
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	13,426	395
			472
	Sweden—2.6%
	Atlas Copco AB Class “A” (Machinery)	8,224	195
	Boliden AB (Metals & mining)	10,588	230
			425
	Switzerland—8.9%
	Geberit AG (Building products)	701	273
	Novartis AG (Pharmaceuticals)	3,795	324
	Partners Group Holding AG (Capital markets)	660	400
	Straumann Holding AG (Health care equipment & supplies)	398	250
	Tecan Group AG (Life sciences tools & services)	967	188
			1,435

	United Kingdom—22.4%
	AstraZeneca plc (Pharmaceuticals)	9,432	706
	Compass Group plc (Hotels, restaurants & leisure)	32,268	678
	Diageo plc (Beverages)	18,062	643
	Halma plc (Electronic equipment, instruments & components)	15,740	274
	Legal & General Group plc (Insurance)	64,758	191
	Prudential plc (Insurance)	19,581	350

	Issuer	Shares	Value

	Common Stocks—(continued)

	United Kingdom—(continued)
	Rio Tinto plc (Metals & mining)	3,846	$183
	Unilever N.V. (Personal products)	11,025	599
			3,624

	Japan—12.8%
	Daikin Industries, Ltd. (Building products)	3,706	395
	Digital Arts, Inc. (Software)	2,100	117
	Harmonic Drive Systems, Inc. (Machinery)	2,900	80
	Hoya Corporation (Health care equipment & supplies)	4,300	259
	Keyence Corporation (Electronic equipment, instruments & components)	600	305
	Nihon M&A Center, Inc. (Professional services)	8,200	166
	Shimadzu Corporation (Electronic equipment, instruments & components)	1,900	38
	Shiseido Co., Ltd. (Personal products)	3,100	195
	Tokio Marine Holdings, Inc. (Insurance)	6,100	291
	Yakult Honsha Co., Ltd. (Food products)	3,100	218
			2,064

	Canada—10.4%
	Canadian National Railway Co. (Road & rail)†	5,875	435
	Enerplus Corporation (Oil, gas & consumable fuels)	35,155	274
	Lundin Mining Corporation (Metals & mining)	40,977	169
	Rogers Communications, Inc. Class “B” (Wireless telecommunication services)	5,672	291
	The Toronto-Dominion Bank (Banks)†	10,398	517
			1,686

	Emerging Asia—7.2%
	China—2.4%
*	Alibaba Group Holding, Ltd.—ADR (Internet & direct marketing retail)	2,872	394
	India—2.2%
	HDFC Bank, Ltd.—ADR (Banks)	3,402	352
	Taiwan—2.6%
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	11,267	416

	Asia—6.9%
	Australia—3.2%
	CSL, Ltd. (Biotechnology)	1,857	242
	Goodman Group (Equity REIT)	36,426	274
			516
	Hong Kong—3.7%
	AIA Group, Ltd. (Insurance)	72,671	603

See accompanying Notes to Financial Statements.

48	Annual Report	December 31, 2018

Institutional International Developed Plus Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)

Emerging Latin America—1.4%
Peru—1.4%
Credicorp, Ltd. (Banks)†	1,000	$222
Total Common Stocks—93.9% (cost $14,439)		15,166

Repurchase Agreement
Fixed Income Clearing Corporation, 0.500% dated 12/31/18, due 1/2/19, repurchase price $776, collateralized by Federal Home Loan Mortgage Corporation, 3.750%, due 3/27/19	$776	776
Total Repurchase Agreement—4.8% (cost $776)		776
Total Investments—98.7% (cost $15,215)		15,942
Cash and other assets, less liabilities—1.3%		213
Net assets—100.0%		$16,155

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2018, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	19.4%
Industrials	17.0%
Health Care	14.6%
Information Technology	14.5%
Consumer Staples	13.3%
Consumer Discretionary	9.3%
Energy	4.4%
Materials	3.8%
Communication Services	1.9%
Real Estate	1.8%
Total	100.0%

At December 31, 2018, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	22.1%
British Pound Sterling	19.9%
U.S. Dollar	18.5%
Japanese Yen	13.6%
Swiss Franc	9.5%
Canadian Dollar	4.8%
Hong Kong Dollar	4.0%
Australian Dollar	3.4%
Swedish Krona	2.8%
Danish Krone	1.4%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	49

International Growth Fund

The International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney

The William Blair International Growth Fund (Class N shares) posted an 18.00% decrease, net of fees, for the twelve months ended December 31, 2018. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), decreased 14.76%.

Calendar year underperformance versus the Index was driven by a combination of negative sector allocation and stock selection effects which occurred during the fourth quarter. An overweight allocation to the Information Technology sector, coupled with below average stock selection within the Communication Services and Materials sectors weighed on the Fund’s relative performance. Within the Communication Services sector, Nintendo Co., Ltd. hampered relative returns. Nintendo is the Japanese provider of hardware and software for gaming. The company’s main product is the Switch, released in March 2017. While we believe Nintendo will continue to leverage its extensive library of intellectual property and produce more hit games over the medium term, the company saw an increase in both hardware and third party software sales relative to higher margin proprietary software sales, which weighed on the share price. Within the Materials sector, France-based chemicals company Arkema S.A. detracted from performance. The company reported third quarter EBITDA that was in-line versus consensus, but volume growth was flat, which disappointed investors. Some of the drag on Arkema’s share performance in the first half of 2018 was due to the impact of rail strikes in France. Concerns about slowing automotive and construction end market demand also weighed on investor sentiment.

Partially offsetting these effects was the Fund’s underweight allocation to the Materials sector, coupled with above average stock selection within the Financials sector. Within Financials, PT Bank Central Asia Tbk propelled relative performance. PT Bank Central Asia is a leading retail and payment settlement bank in Indonesia and has the most extensive branch and electronic delivery network among the country’s banks. Hong Kong-based insurer AIA Group, Ltd. also bolstered performance. The company continues to benefit from strong demand for its insurance products. AIA continues to benefit from the dual secular tailwinds of increased penetration of the insurance market and rising affluence in Asia. We believe that its distribution and innovation advantages relative to peers should continue to position it for strong growth prospectively.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

50	Annual Report	December 31, 2018

International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2018
	1 Year	3 Year	5 Year	10 Year
Class N	(18.00)%	0.93%	(0.14)%	7.84%
Class I	(17.73)	1.26	0.16	8.16
MSCI ACW Ex-U.S. IMI (net)	(14.76)	4.39	0.85	6.97

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2018	William Blair Funds	51

International Growth Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—37.5%
	Belgium—1.0%
	KBC Group N.V. (Banks)	321,323	$20,867
	Denmark—2.8%
	Ambu A/S Class “B” (Health care equipment & supplies)	104,718	2,517
	Coloplast A/S Class “B” (Health care equipment & supplies)	147,357	13,681
	DSV A/S (Road & rail)	242,611	15,979
	Orsted A/S (Electric utilities)	293,053	19,594
	Royal Unibrew A/S (Beverages)	67,625	4,659
	Tryg A/S (Insurance)	128,300	3,227
			59,657
	Finland—0.7%
	Neste Oyj (Oil, gas & consumable fuels)	204,677	15,797
	France—11.9%
	Airbus SE (Aerospace & defense)	289,538	27,853
	Arkema S.A. (Chemicals)	138,914	11,931
	Capgemini SE (IT services)	192,643	19,158
	Dassault Systemes SE (Software)	133,837	15,902
	Hermes International (Textiles, apparel & luxury goods)	13,986	7,769
	Ipsen S.A. (Pharmaceuticals)	42,469	5,491
	Kering S.A. (Textiles, apparel & luxury goods)	41,748	19,688
	L’Oreal S.A. (Personal products)	110,750	25,531
	Nexity S.A. (Real estate management & development)	76,509	3,454
	Orpea (Health care providers & services)	60,551	6,190
	Rubis SCA (Gas utilities)	80,285	4,312
	Safran S.A. (Aerospace & defense)	222,498	26,869
	Teleperformance (Professional services)	59,810	9,566
	Thales S.A. (Aerospace & defense)	164,947	19,277
	Total S.A. (Oil, gas & consumable fuels)	389,567	20,612
	Veolia Environnement S.A. (Multi-utilities)	1,144,765	23,550
*	Worldline S.A. (IT services)	64,155	3,102
			250,255
	Germany—5.0%
	Carl Zeiss Meditec AG (Health care equipment & supplies)	46,334	3,626
	KION Group AG (Machinery)	70,137	3,562
	MTU Aero Engines AG (Aerospace & defense)	111,144	20,171
	Norma Group SE (Machinery)	49,457	2,447
	Puma SE (Textiles, apparel & luxury goods)	11,767	5,757
*	QIAGEN N.V. (Life sciences tools & services)†	357,184	12,305
	SAP SE (Software)	193,132	19,236
	Vonovia SE (Real estate management & development)	494,821	22,445
	Washtec AG (Machinery)	21,325	1,476
	Wirecard AG (IT services)	90,389	13,753
			104,778

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Ireland—1.0%
*	ICON plc (Life sciences tools & services)†	97,112	$12,548
	Kingspan Group plc (Building products)	182,340	7,809
			20,357
	Israel—0.2%
*	Wix.com, Ltd. (IT services)†	56,346	5,090
	Italy—2.3%
	Banca Generali SpA (Capital markets)	195,637	4,064
	Enel SpA (Electric utilities)	1,837,430	10,619
	Ferrari N.V. (Automobiles)	83,799	8,332
	FinecoBank Banca Fineco SpA (Banks)	613,629	6,171
	Interpump Group SpA (Machinery)	134,920	4,019
	Moncler SpA (Textiles, apparel & luxury goods)	117,361	3,890
	Recordati SpA (Pharmaceuticals)	220,465	7,651
	Technogym SpA (Leisure products)	323,064	3,465
			48,211
	Luxembourg—0.5%
	Eurofins Scientific SE (Life sciences tools & services)	11,982	4,476
	Tenaris S.A. (Energy equipment & services)	520,561	5,630
			10,106
	Netherlands—4.0%
	ASML Holding N.V. (Semiconductors & semiconductor equipment)	68,124	10,706
	Euronext N.V. (Capital markets)	52,343	3,017
	Koninklijke Philips N.V. (Health care equipment & supplies)	588,131	20,842
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	1,003,104	29,485
	Wolters Kluwer N.V. (Professional services)	324,351	19,198
			83,248
	Norway—0.2%
	TGS Nopec Geophysical Co. ASA (Energy equipment & services)	133,351	3,220
	Spain—1.9%
	ACS Actividades de Construccion y Servicios S.A. (Construction & engineering)	350,857	13,600
	Amadeus IT Group S.A. (IT services)	245,998	17,148
	Bankinter S.A. (Banks)	1,037,745	8,344
			39,092
	Sweden—1.6%
	Alfa Laval AB (Machinery)	305,451	6,536
	Fabege AB (Real estate management & development)	351,527	4,686
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	329,029	15,147

See accompanying Notes to Financial Statements.

52	Annual Report	December 31, 2018

International Growth Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Sweden—(continued)
	Nolato AB Class “B” (Industrial conglomerates)	47,795	$1,976
*	Swedish Orphan Biovitrum AB (Biotechnology)	292,234	6,364
			34,709
	Switzerland—4.4%
	Belimo Holding AG (Building products)	552	2,213
	Logitech International S.A. (Technology hardware, storage & peripherals)	206,482	6,495
*	Lonza Group AG (Life sciences tools & services)	116,251	30,124
	Novartis AG (Pharmaceuticals)	439,448	37,574
	Partners Group Holding AG (Capital markets)	27,066	16,412
			92,818

	United Kingdom—17.2%
	3i Group plc (Capital markets)	824,691	8,130
	Abcam plc (Biotechnology)	210,115	2,919
	AstraZeneca plc (Pharmaceuticals)	502,063	37,583
	AVEVA Group plc (Software)	161,437	4,979
	Beazley plc (Insurance)	833,337	5,348
	Big Yellow Group plc (Equity REIT)	406,197	4,522
	Burford Capital, Ltd. (Capital markets)	161,772	3,415
	Carnival plc (Hotels, restaurants & leisure)	351,736	16,870
	Close Brothers Group plc (Capital markets)	163,470	3,000
	Compass Group plc (Hotels, restaurants & leisure)	1,716,693	36,104
	Croda International plc (Chemicals)	172,124	10,278
	Diageo plc (Beverages)	609,566	21,716
	Electrocomponents plc (Electronic equipment, instruments & components)	308,748	1,994
	Experian plc (Professional services)	752,992	18,283
	Fevertree Drinks plc (Beverages)	149,756	4,197
	Greggs plc (Hotels, restaurants & leisure)	342,913	5,533
	Halma plc (Electronic equipment, instruments & components)	556,381	9,673
	Hiscox, Ltd. (Insurance)	504,466	10,423
	Intermediate Capital Group plc (Capital markets)	468,996	5,589
	Intertek Group plc (Professional services)	110,416	6,755
	Kindred Group plc (Hotels, restaurants & leisure)	480,591	4,425
	London Stock Exchange Group plc (Capital markets)	274,265	14,200
	Melrose Industries plc (Electrical equipment)	4,242,340	8,860
	RELX plc (Professional services)	1,196,461	24,652
	Renishaw plc (Electronic equipment, instruments & components)	71,048	3,840
	Rentokil Initial plc (Commercial services & supplies)	2,661,201	11,438

Issuer	Shares	Value

Common Stocks—(continued)

United Kingdom—(continued)
Rotork plc (Machinery)	1,497,115	$4,725
Segro plc (Equity REIT)	1,477,423	11,084
Spirax-Sarco Engineering plc (Machinery)	98,180	7,809
Synthomer plc (Chemicals)	189,252	862
The Weir Group plc (Machinery)	301,527	4,988
Unilever N.V. (Personal products)	684,773	37,205
Victrex plc (Chemicals)	224,076	6,535
WH Smith plc (Specialty retail)	218,165	4,783
		362,717

Japan—14.2%
Asahi Intecc Co., Ltd. (Health care equipment & supplies)	159,800	6,765
Daikin Industries, Ltd. (Building products)	152,800	16,304
Hoshizaki Corporation (Machinery)	90,300	5,503
Hoya Corporation (Health care equipment & supplies)	356,100	21,492
Keyence Corporation (Electronic equipment, instruments & components)	55,400	28,144
M3, Inc. (Health care technology)	468,900	6,306
MISUMI Group, Inc. (Machinery)	326,200	6,902
MonotaRO Co., Ltd. (Trading companies & distributors)	205,500	5,096
Nichias Corporation (Building products)	151,900	2,607
Nihon M&A Center, Inc. (Professional services)	243,800	4,929
Nintendo Co., Ltd. (Entertainment)	63,800	17,046
Nitori Holdings Co., Ltd. (Specialty retail)	51,200	6,414
Nomura Research Institute, Ltd. (IT services)	147,600	5,488
ORIX Corporation (Diversified financial services)	1,188,600	17,411
Sankyu, Inc. (Road & rail)	90,220	4,095
Shimadzu Corporation (Electronic equipment, instruments & components)	268,100	5,318
Shionogi & Co., Ltd. (Pharmaceuticals)	277,000	15,848
Shiseido Co., Ltd. (Personal products)	348,200	21,895
Taisei Corporation (Construction & engineering)	188,700	8,100
TechnoPro Holdings, Inc. (Professional services)	168,400	6,952
Terumo Corporation (Health care equipment & supplies)	398,700	22,640
TIS, Inc. (IT services)	180,300	7,115
Tokio Marine Holdings, Inc. (Insurance)	632,900	30,235
Topcon Corporation (Electronic equipment, instruments & components)	297,500	3,971
Welcia Holdings Co., Ltd. (Food & staples retailing)	74,200	3,358
Yakult Honsha Co., Ltd. (Food products)	160,500	11,305
Zenkoku Hosho Co., Ltd. (Diversified financial services)	112,000	3,520
ZOZO Inc. (Internet & direct marketing retail)	212,200	3,891
		298,650

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	53

International Growth Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—12.5%
	China—6.5%
*	Alibaba Group Holding, Ltd.—ADR (Internet & direct marketing retail)	235,814	$32,323
*	China Mengniu Dairy Co., Ltd. (Food products)	2,225,000	6,933
	China Merchants Bank Co., Ltd. Class “H” (Banks)	4,384,500	16,070
*	Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	4,532,000	4,862
	NetEase, Inc.—ADR (Entertainment)	38,582	9,081
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	3,116,500	27,521
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	707,000	8,013
	Tencent Holdings, Ltd. (Interactive Media & Services)	825,500	33,102
			137,905
	India—2.0%
	HDFC Bank, Ltd. (Banks)	369,818	11,240
	Hexaware Technologies, Ltd. (IT services)	641,814	3,054
	Hindustan Unilever, Ltd. (Household products)	327,135	8,518
	Maruti Suzuki India, Ltd. (Automobiles)	78,936	8,426
	Motherson Sumi Systems, Ltd. (Auto components)	1,374,154	3,283
	Pidilite Industries, Ltd. (Chemicals)	244,583	3,884
	Titan Co., Ltd. (Textiles, apparel & luxury goods)	348,332	4,628
			43,033
	Indonesia—1.5%
	PT Astra International Tbk (Automobiles)	11,047,800	6,319
	PT Bank Central Asia Tbk (Banks)	13,544,000	24,488
			30,807
	South Korea—0.6%
	Hotel Shilla Co., Ltd. (Specialty retail)	47,929	3,286
*	Samsung SDI Co., Ltd. (Electronic equipment, instruments & components)	46,484	9,124
			12,410
	Taiwan—1.5%
	Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	317,000	3,589
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	753,120	27,798
			31,387
	Thailand—0.4%
	Airports of Thailand PCL (Transportation infrastructure)	2,198,300	4,338
	Bangkok Dusit Medical Services PCL Class “F” (Health care providers & services)	5,190,600	3,953
			8,291

	Issuer	Shares	Value

	Common Stocks—(continued)

	Asia—6.8%
	Australia—4.1%
	Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	497,733	$7,657
	BHP Billiton, Ltd. (Metals & mining)	1,182,641	28,513
	Costa Group Holdings, Ltd. (Food products)	600,233	3,137
	CSL, Ltd. (Biotechnology)	163,025	21,261
	Goodman Group (Equity REIT)	1,015,556	7,604
	Macquarie Group, Ltd. (Capital markets)	235,991	18,060
			86,232
	Hong Kong—2.7%
	AIA Group, Ltd. (Insurance)	5,209,800	43,246
*	China High Precision Automation Group, Ltd. (Electronic equipment, instruments & components)**§	6,597,000	—
	Galaxy Entertainment Group, Ltd. (Hotels, restaurants & leisure)	1,957,000	12,446
			55,692

	Canada—6.6%
	Alimentation Couche-Tard, Inc. Class “B” (Food & staples retailing)	393,592	19,579
	Brookfield Asset Management, Inc. Class “A” (Capital markets)†	588,114	22,554
	Canadian National Railway Co. (Road & rail)	270,727	20,051
	Finning International, Inc. (Trading companies & distributors)	141,969	2,475
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	95,544	11,619
	Rogers Communications, Inc. Class “B” (Wireless telecommunication services)	753,731	38,625
	The Bank of NT Butterfield & Son, Ltd. (Banks)†	67,260	2,108
	The Toronto-Dominion Bank (Banks)	417,462	20,751
			137,762

	Emerging Europe, Mid-East, Africa—1.8%
	Russia—0.5%
	Globaltrans Investment plc—GDR (Road & rail)	250,900	2,273
*	Yandex N.V. Class “A” (Interactive Media & Services)†	284,199	7,773
			10,046
	South Africa—0.9%
	Bid Corporation, Ltd. (Food & staples retailing)	188,342	3,469
	Bidvest Group, Ltd. (Industrial conglomerates)	188,342	2,708
	Mr. Price Group, Ltd. (Specialty retail)	389,841	6,670
	RMB Holdings, Ltd. (Diversified financial services)	1,178,881	6,465
			19,312

See accompanying Notes to Financial Statements.

54	Annual Report	December 31, 2018

International Growth Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Europe, Mid-East, Africa—(continued)
United Arab Emirates—0.4%
First Abu Dhabi Bank PJSC (Banks)	1,489,584	$5,718
NMC Health plc (Health care providers & services)	104,298	3,637
		9,355

Emerging Latin America—1.7%
Brazil—0.9%
B3 S.A. - Brasil Bolsa Balcao (Capital markets)	1,075,100	7,437
Localiza Rent a Car S.A. (Road & rail)	391,300	3,004
Lojas Renner S.A. (Multiline retail)	281,500	3,079
M Dias Branco S.A. (Food products)	415,700	4,591
Via Varejo S.A. (Specialty retail)	1,662,521	1,883
		19,994
Peru—0.8%
Credicorp, Ltd. (Banks)†	72,932	16,167
Total Common Stocks—98.3% (cost $2,055,361)		2,067,965

Preferred Stock
Brazil—1.1%
Itau Unibanco Holding S.A. (Banks)	2,508,800	22,979
Total Preferred Stock—1.1% (cost $21,226)		22,979
Total Investments—99.4% (cost $2,076,587)		2,090,944
Cash and other assets, less liabilities—0.6%		12,400
Net assets—100.0%		$2,103,344

* = Non-income producing security

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures approved by the Board of Trustees. This holding represents 0.00% of the Fund’s net assets at December 31, 2018.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.00% of the Fund’s net assets at December 31, 2018.

ADR = American Depository Receipt

GDR = Global Depository Receipt

REIT = Real Estate Investment Trust

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2018, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	19.4%
Industrials	17.5%
Health Care	14.6%
Consumer Discretionary	11.7%
Information Technology	11.3%
Consumer Staples	8.4%
Communication Services	5.1%
Energy	3.6%
Materials	3.0%
Utilities	2.8%
Real Estate	2.6%
Total	100.0%

At December 31, 2018, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	28.9%
British Pound Sterling	15.5%
Japanese Yen	14.3%
U.S. Dollar	7.7%
Hong Kong Dollar	7.3%
Canadian Dollar	4.9%
Swiss Franc	4.4%
Australian Dollar	4.1%
Danish Krone	2.8%
Indian Rupee	2.1%
Brazilian Real	2.1%
Swedish Krona	1.9%
Indonesian Rupiah	1.5%
All Other Currencies	2.5%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	55

Institutional International Growth Fund

The Institutional International Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Kenneth J. McAtamney

The William Blair Institutional International Growth Fund posted a 17.50% decrease, net of fees, for the twelve months ended December 31, 2018. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. IMI Index (net) (the “Index”), decreased 14.76%.

Calendar year underperformance versus the Index was driven by a combination of negative sector allocation and stock selection effects which occurred during the fourth quarter. An overweight allocation to the Information Technology sector, coupled with below average stock selection within the Communication Services and Materials sectors weighed on the Fund’s relative performance. Within the Communication Services sector, Nintendo Co., Ltd. hampered relative returns. Nintendo is the Japanese provider of hardware and software for gaming. The company’s main product is the Switch, released in March 2017. While we believe Nintendo will continue to leverage its extensive library of intellectual property and produce more hit games over the medium term, the company saw an increase in both hardware and third party software sales relative to higher margin proprietary software sales, which weighed on the share price. Within the Materials sector, France-based chemicals company Arkema S.A. detracted from performance. The company reported third quarter EBITDA that was in-line versus consensus, but volume growth was flat, which disappointed investors. Some of the drag on Arkema’s share performance in the first half of 2018 was due to the impact of rail strikes in France. Concerns about slowing automotive and construction end market demand also weighed on investor sentiment.

Partially offsetting these effects was the Fund’s underweight allocation to the Materials sector, coupled with above average stock selection within the Financials sector. Within Financials, PT Bank Central Asia Tbk propelled relative performance. PT Bank Central Asia is a leading retail and payment settlement bank in Indonesia and has the most extensive branch and electronic delivery network among the country’s banks. Hong Kong-based insurer AIA Group, Ltd. also bolstered performance. The company continues to benefit from strong demand for its insurance products. AIA continues to benefit from the dual secular tailwinds of increased penetration of the insurance market and rising affluence in Asia. We believe that its distribution and innovation advantages relative to peers should continue to position it for strong growth prospectively.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

56	Annual Report	December 31, 2018

Institutional International Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2018
	1 Year	3 Year	5 Year	10 Year
Institutional International Growth Fund	(17.50)%	1.41%	0.32%	8.31%
MSCI ACW Ex-U.S. IMI (net)	(14.76)	4.39	0.85	6.97

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Smaller and medium capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Shares of the Fund are available without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2018	William Blair Funds	57

Institutional International Growth Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—37.1%
	Belgium—1.0%
	KBC Group N.V. (Banks)	270,323	$17,555
	Denmark—2.8%
	Ambu A/S Class “B” (Health care equipment & supplies)	87,116	2,093
	Coloplast A/S Class “B” (Health care equipment & supplies)	123,404	11,457
	DSV A/S (Road & rail)	203,174	13,382
	Orsted A/S (Electric utilities)	245,416	16,409
	Royal Unibrew A/S (Beverages)	56,632	3,902
	Tryg A/S (Insurance)	107,444	2,702
			49,945
	Finland—0.7%
	Neste Oyj (Oil, gas & consumable fuels)	171,406	13,229
	France—11.8%
	Airbus SE (Aerospace & defense)	243,584	23,432
	Arkema S.A. (Chemicals)	116,866	10,037
	Capgemini SE (IT services)	162,067	16,118
	Dassault Systemes SE (Software)	112,595	13,378
	Hermes International (Textiles, apparel & luxury goods)	11,766	6,535
	Ipsen S.A. (Pharmaceuticals)	35,728	4,620
	Kering S.A. (Textiles, apparel & luxury goods)	35,122	16,563
	L’Oreal S.A. (Personal products)	93,172	21,478
	Nexity S.A. (Real estate management & development)	64,365	2,906
	Orpea (Health care providers & services)	50,941	5,207
	Rubis SCA (Gas utilities)	67,543	3,628
	Safran S.A. (Aerospace & defense)	187,183	22,605
	Teleperformance (Professional services)	50,317	8,048
	Thales S.A. (Aerospace & defense)	138,767	16,217
	Total S.A. (Oil, gas & consumable fuels)	327,736	17,341
	Veolia Environnement S.A. (Multi-utilities)	963,071	19,812
*	Worldline S.A. (IT services)	53,973	2,610
			210,535
	Germany—4.9%
	Carl Zeiss Meditec AG (Health care equipment & supplies)	38,802	3,037
	KION Group AG (Machinery)	58,736	2,983
	MTU Aero Engines AG (Aerospace & defense)	93,077	16,892
	Norma Group SE (Machinery)	40,898	2,023
	Puma SE (Textiles, apparel & luxury goods)	9,854	4,821
*	QIAGEN N.V. (Life sciences tools & services)†	300,493	10,352
	SAP SE (Software)	161,738	16,109
	Vonovia SE (Real estate management & development)	414,387	18,797
	Washtec AG (Machinery)	17,518	1,212
	Wirecard AG (IT services)	75,696	11,518
			87,744

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Ireland—1.0%
*	ICON plc (Life sciences tools & services)†	81,698	$10,556
	Kingspan Group plc (Building products)	153,400	6,570
			17,126
	Israel—0.2%
*	Wix.com, Ltd. (IT services)†	47,403	4,282
	Italy—2.3%
	Banca Generali SpA (Capital markets)	163,836	3,403
	Enel SpA (Electric utilities)	1,538,751	8,893
	Ferrari N.V. (Automobiles)	70,177	6,978
	FinecoBank Banca Fineco SpA (Banks)	513,882	5,168
	Interpump Group SpA (Machinery)	112,989	3,366
	Moncler SpA (Textiles, apparel & luxury goods)	98,284	3,258
	Recordati SpA (Pharmaceuticals)	184,628	6,407
	Technogym SpA (Leisure products)	270,549	2,901
			40,374
	Luxembourg—0.5%
	Eurofins Scientific SE (Life sciences tools & services)	10,014	3,741
	Tenaris S.A. (Energy equipment & services)	435,943	4,715
			8,456
	Netherlands—3.9%
	ASML Holding N.V. (Semiconductors & semiconductor equipment)	57,311	9,006
	Euronext N.V. (Capital markets)	44,036	2,538
	Koninklijke Philips N.V. (Health care equipment & supplies)	494,785	17,534
	Royal Dutch Shell plc Class “A” (Oil, gas & consumable fuels)	843,894	24,806
	Wolters Kluwer N.V. (Professional services)	272,871	16,151
			70,035
	Norway—0.2%
	TGS Nopec Geophysical Co. ASA (Energy equipment & services)	108,893	2,630
	Spain—1.8%
	ACS Actividades de Construccion y Servicios S.A. (Construction & engineering)	295,170	11,441
	Amadeus IT Group S.A. (IT services)	206,954	14,426
	Bankinter S.A. (Banks)	873,037	7,020
			32,887
	Sweden—1.6%
	Alfa Laval AB (Machinery)	255,799	5,474
	Fabege AB (Real estate management & development)	294,385	3,925
	Hexagon AB Class “B” (Electronic equipment, instruments & components)	275,545	12,685
	Nolato AB Class “B” (Industrial conglomerates)	39,524	1,634

See accompanying Notes to Financial Statements.

58	Annual Report	December 31, 2018

Institutional International Growth Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Sweden—(continued)
*	Swedish Orphan Biovitrum AB (Biotechnology)	244,731	$5,329
			29,047
	Switzerland—4.4%
	Belimo Holding AG (Building products)	456	1,828
	Logitech International S.A. (Technology hardware, storage & peripherals)	172,918	5,440
*	Lonza Group AG (Life sciences tools & services)	97,354	25,227
	Novartis AG (Pharmaceuticals)	368,015	31,466
	Partners Group Holding AG (Capital markets)	22,666	13,744
			77,705

	United Kingdom—17.1%
	3i Group plc (Capital markets)	693,798	6,839
	Abcam plc (Biotechnology)	174,549	2,425
	AstraZeneca plc (Pharmaceuticals)	422,377	31,618
	AVEVA Group plc (Software)	135,814	4,189
	Beazley plc (Insurance)	701,072	4,499
	Big Yellow Group plc (Equity REIT)	341,726	3,805
	Burford Capital, Ltd. (Capital markets)	136,096	2,873
	Carnival plc (Hotels, restaurants & leisure)	295,910	14,193
	Close Brothers Group plc (Capital markets)	137,525	2,524
	Compass Group plc (Hotels, restaurants & leisure)	1,444,224	30,373
	Croda International plc (Chemicals)	144,805	8,647
	Diageo plc (Beverages)	512,818	18,269
	Electrocomponents plc (Electronic equipment, instruments & components)	252,147	1,628
	Experian plc (Professional services)	633,479	15,382
	Fevertree Drinks plc (Beverages)	125,987	3,531
	Greggs plc (Hotels, restaurants & leisure)	288,487	4,655
	Halma plc (Electronic equipment, instruments & components)	468,074	8,138
	Hiscox, Ltd. (Insurance)	424,398	8,769
	Intermediate Capital Group plc (Capital markets)	394,558	4,702
	Intertek Group plc (Professional services)	92,891	5,683
	Kindred Group plc (Hotels, restaurants & leisure)	402,470	3,705
	London Stock Exchange Group plc (Capital markets)	230,734	11,946
	Melrose Industries plc (Electrical equipment)	3,569,008	7,454
	RELX plc (Professional services)	1,006,562	20,739
	Renishaw plc (Electronic equipment, instruments & components)	59,772	3,230
	Rentokil Initial plc (Commercial services & supplies)	2,238,822	9,622
	Rotork plc (Machinery)	1,259,497	3,975
	Segro plc (Equity REIT)	1,242,930	9,325
	Spirax-Sarco Engineering plc (Machinery)	82,597	6,569

Issuer	Shares	Value

Common Stocks—(continued)

United Kingdom—(continued)
Synthomer plc (Chemicals)	152,429	$694
The Weir Group plc (Machinery)	253,670	4,197
Unilever N.V. (Personal products)	576,087	31,300
Victrex plc (Chemicals)	188,511	5,498
WH Smith plc (Specialty retail)	183,538	4,024
		305,020
Japan—14.0%
Asahi Intecc Co., Ltd. (Health care equipment & supplies)	133,800	5,664
Daikin Industries, Ltd. (Building products)	128,000	13,658
Hoshizaki Corporation (Machinery)	75,600	4,608
Hoya Corporation (Health care equipment & supplies)	298,200	17,997
Keyence Corporation (Electronic equipment, instruments & components)	46,400	23,572
M3, Inc. (Health care technology)	392,700	5,281
MISUMI Group, Inc. (Machinery)	273,200	5,780
MonotaRO Co., Ltd. (Trading companies & distributors)	172,100	4,268
Nichias Corporation (Building products)	124,800	2,142
Nihon M&A Center, Inc. (Professional services)	204,200	4,129
Nintendo Co., Ltd. (Entertainment)	53,400	14,268
Nitori Holdings Co., Ltd. (Specialty retail)	42,900	5,374
Nomura Research Institute, Ltd. (IT services)	123,600	4,595
ORIX Corporation (Diversified financial services)	995,400	14,581
Sankyu, Inc. (Road & rail)	75,560	3,430
Shimadzu Corporation (Electronic equipment, instruments & components)	222,600	4,415
Shionogi & Co., Ltd. (Pharmaceuticals)	232,000	13,274
Shiseido Co., Ltd. (Personal products)	291,600	18,336
Taisei Corporation (Construction & engineering)	158,000	6,782
TechnoPro Holdings, Inc. (Professional services)	141,000	5,821
Terumo Corporation (Health care equipment & supplies)	333,900	18,961
TIS, Inc. (IT services)	151,000	5,958
Tokio Marine Holdings, Inc. (Insurance)	530,000	25,319
Topcon Corporation (Electronic equipment, instruments & components)	249,200	3,326
Welcia Holdings Co., Ltd. (Food & staples retailing)	62,100	2,810
Yakult Honsha Co., Ltd. (Food products)	134,400	9,466
Zenkoku Hosho Co., Ltd. (Diversified financial services)	93,800	2,948
ZOZO Inc. (Internet & direct marketing retail)	177,700	3,259
		250,022

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	59

Institutional International Growth Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—12.4%
	China—6.5%
*	Alibaba Group Holding, Ltd.—ADR (Internet & direct marketing retail)	198,386	$27,193
*	China Mengniu Dairy Co., Ltd. (Food products)	1,872,000	5,833
	China Merchants Bank Co., Ltd. Class “H” (Banks)	3,688,500	13,519
*	Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	3,813,000	4,090
	NetEase, Inc.—ADR (Entertainment)	32,458	7,640
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	2,622,000	23,155
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	594,000	6,732
	Tencent Holdings, Ltd. (Interactive Media & Services)	694,400	27,845
			116,007
	India—2.0%
	HDFC Bank, Ltd. (Banks)	311,122	9,456
	Hexaware Technologies, Ltd. (IT services)	539,947	2,569
	Hindustan Unilever, Ltd. (Household products)	275,213	7,166
	Maruti Suzuki India, Ltd. (Automobiles)	66,408	7,088
	Motherson Sumi Systems, Ltd. (Auto components)	1,156,052	2,762
	Pidilite Industries, Ltd. (Chemicals)	205,763	3,268
	Titan Co., Ltd. (Textiles, apparel & luxury goods)	293,045	3,894
			36,203
	Indonesia—1.4%
	PT Astra International Tbk (Automobiles)	9,252,000	5,292
	PT Bank Central Asia Tbk (Banks)	11,342,300	20,507
			25,799
	South Korea—0.6%
	Hotel Shilla Co., Ltd. (Specialty retail)	40,138	2,752
*	Samsung SDI Co., Ltd. (Electronic equipment, instruments & components)	38,928	7,640
			10,392
	Taiwan—1.5%
	Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	265,000	3,000
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	633,587	23,386
			26,386
	Thailand—0.4%
	Airports of Thailand PCL (Transportation infrastructure)	1,841,000	3,633
	Bangkok Dusit Medical Services PCL Class “F” (Health care providers & services)	4,346,800	3,311
			6,944

	Issuer	Shares	Value

	Common Stocks—(continued)

	Asia—6.7%
	Australia—4.1%
	Aristocrat Leisure, Ltd. (Hotels, restaurants & leisure)	418,734	$6,441
	BHP Billiton, Ltd. (Metals & mining)	994,935	23,988
	Costa Group Holdings, Ltd. (Food products)	498,633	2,606
	CSL, Ltd. (Biotechnology)	137,150	17,887
	Goodman Group (Equity REIT)	854,370	6,397
	Macquarie Group, Ltd. (Capital markets)	198,535	15,193
			72,512
	Hong Kong—2.6%
	AIA Group, Ltd. (Insurance)	4,382,863	36,382
*	China High Precision Automation Group, Ltd. (Electronic equipment, instruments & components)**§	3,373,000	—
	Galaxy Entertainment Group, Ltd. (Hotels, restaurants & leisure)	1,647,000	10,474
			46,856

	Canada—6.5%
	Alimentation Couche-Tard, Inc. Class “B” (Food & staples retailing)	331,122	16,471
	Brookfield Asset Management, Inc. Class “A” (Capital markets)†	494,770	18,975
	Canadian National Railway Co. (Road & rail)	227,758	16,868
	Finning International, Inc. (Trading companies & distributors)	117,938	2,056
*	Lululemon Athletica, Inc. (Textiles, apparel & luxury goods)	80,379	9,775
	Rogers Communications, Inc. Class “B” (Wireless telecommunication services)	634,101	32,495
	The Bank of NT Butterfield & Son, Ltd. (Banks)†	55,875	1,752
	The Toronto-Dominion Bank (Banks)	351,204	17,457
			115,849

	Emerging Europe, Mid-East, Africa—1.8%
	Russia—0.5%
	Globaltrans Investment plc—GDR (Road & rail)	204,905	1,857
*	Yandex N.V. Class “A” (Interactive Media & Services)†	239,091	6,539
			8,396
	South Africa—0.9%
	Bid Corporation, Ltd. (Food & staples retailing)	158,449	2,918
	Bidvest Group, Ltd. (Industrial conglomerates)	158,449	2,278
	Mr. Price Group, Ltd. (Specialty retail)	327,966	5,611
	RMB Holdings, Ltd. (Diversified financial services)	991,773	5,439
			16,246

See accompanying Notes to Financial Statements.

60	Annual Report	December 31, 2018

Institutional International Growth Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

	Shares or
	Principal
Issuer	Amount	Value

Common Stocks—(continued)

Emerging Europe, Mid-East, Africa—(continued)
United Arab Emirates—0.4%
First Abu Dhabi Bank PJSC (Banks)	1,253,161	$4,810
NMC Health plc (Health care providers & services)	87,744	3,060
		7,870

Emerging Latin America—1.7%
Brazil—0.9%
B3 S.A. - Brasil Bolsa Balcao (Capital markets)	900,300	6,228
Localiza Rent a Car S.A. (Road & rail)	325,200	2,496
Lojas Renner S.A. (Multiline retail)	236,100	2,583
M Dias Branco S.A. (Food products)	348,200	3,845
Via Varejo S.A. (Specialty retail)	1,383,077	1,567
		16,719
Peru—0.8%
Credicorp, Ltd. (Banks)†	61,356	13,601
Total Common Stocks—97.3% (cost $1,737,868)		1,736,372

Preferred Stock
Brazil—1.1%
Itau Unibanco Holding S.A. (Banks)	2,101,050	19,245
Total Preferred Stock—1.1% (cost $17,896)		19,245

Repurchase Agreement
Fixed Income Clearing Corporation, 0.500% dated 12/31/18, due 1/2/19, repurchase price $26,434, collateralized by U.S. Treasury Bond, 3.750%, due 11/15/43	$26,433	26,433
Total Repurchase Agreement—1.5% (cost $26,433)		26,433
Total Investments—99.9% (cost $1,782,197)		1,782,050
Cash and other assets, less liabilities—0.1%		2,385
Net assets—100.0%		$1,784,435

ADR = American Depository Receipt

GDR = Global Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

** = Fair valued pursuant to Valuation Procedures approved by the Board of Trustees. This holding represents 0.00% of the Fund’s net assets at December 31, 2018.

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. This holding represents 0.00% of the Fund’s net assets at December 31, 2018.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2018, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	19.4%
Industrials	17.5%
Health Care	14.6%
Consumer Discretionary	11.7%
Information Technology	11.3%
Consumer Staples	8.4%
Communication Services	5.1%
Energy	3.6%
Materials	3.0%
Utilities	2.8%
Real Estate	2.6%
Total	100.0%

At December 31, 2018, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Euro	29.0%
British Pound Sterling	15.6%
Japanese Yen	14.2%
U.S. Dollar	7.7%
Hong Kong Dollar	7.3%
Canadian Dollar	4.9%
Swiss Franc	4.4%
Australian Dollar	4.1%
Danish Krone	2.8%
Indian Rupee	2.1%
Brazilian Real	2.0%
Swedish Krona	1.9%
Indonesian Rupiah	1.5%
All Other Currencies	2.5%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	61

International Small Cap Growth Fund

The International Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Simon Fennell Andrew G. Flynn

The William Blair International Small Cap Growth Fund (Class N shares) posted a 24.48% decrease, net of fees, for the twelve months ended December 31, 2018. By comparison, the Fund’s benchmark index, the MSCI All Country World ex-U.S. Small Cap Index (net) (the “Index”), decreased 18.20%.

Calendar year performance was adversely impacted by the difficult fourth quarter. From a sector attribution perspective, the Fund’s stock selection effects for the 12 month period were weakest within Consumer Discretionary and Energy. Within Consumer Discretionary, MGM China Holdings, Ltd. is a leading developer, owner and operator of gaming and lodging resorts in the Greater China region, including properties in Macau and Cotai. The share price came under pressure during the year amid slowing China gaming revenues which prompted negative revisions to consensus earnings estimates across the industry. Although MGM’s new Cotai property experienced weaker than expected growth, its important VIP and premium mass businesses were beginning to show improving volumes in the fourth quarter. Within Energy, Canadian oil services company CES Energy Solutions Corporation was the largest detractor from the Fund’s performance. The company’s unique drilling fluids and focus on customer service have enabled it to gain significant market share in Canada. However, the share price was hampered by the weaker oil price environment in the first nine months of the year, and higher costs which led to weaker than expected earnings.

Partially offsetting these effects was strong stock selection within the Materials sector. Japanese company Nissan Chemical Corp. was a top contributor to the Fund’s performance, benefiting from revenue growth in specialty chemical products including alignment films for smartphones and Fluralaner (flea and tick medicine for pets). Information Technology stock selection was also positive for the year, bolstered by Israel-based Wix.com, Ltd. Wix is the clear leader in do-it-yourself website development and is benefiting from underlying growth in internet-based small businesses. The company has built a reputation for consistent outperformance, yet is still in the early innings of broadening monetization and scale. The share price was bolstered by strong operating momentum at the company, evidenced by consensus-beating revenue growth of 40% on a year-over-year basis for the third quarter.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

62	Annual Report	December 31, 2018

International Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2018
	1 Year	3 Year	5 Year	10 Year
Class N	(24.48)%	(1.62)%	(0.89)%	9.70%
Class I	(24.29)	(1.34)	(0.59)	10.02
Institutional Class	(24.19)	(1.26)	(0.50)	10.20
MSCI ACW Ex-U.S. Small Cap Index (net)	(18.20)	3.82	1.96	10.02

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World (ACW) Ex-U.S. Small Cap Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of small capitalization developed and emerging markets, excluding the United States. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2018	William Blair Funds	63

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Europe, Mid-East—32.5%
	Austria—0.5%
	Schoeller-Bleckmann Oilfield Equipment AG (Energy equipment & services)	27,462	$1,805
	Belgium—1.7%
	Melexis N.V. (Semiconductors & semiconductor equipment)	33,051	1,928
	Warehouses De Pauw CVA (Equity REIT)	28,786	3,799
			5,727
	Denmark—2.4%
	Royal Unibrew A/S (Beverages)	85,710	5,905
	Tryg A/S (Insurance)	91,316	2,297
			8,202
	Finland—0.9%
	DNA Oyj (Diversified telecommunication services)	162,752	3,185
	Foroe Islands—0.7%
	Bakkafrost P/F (Food products)	48,841	2,391
	France—5.3%
	Alten S.A. (IT services)	67,088	5,588
	Nexity S.A. (Real estate management & development)	87,438	3,947
	Rubis SCA (Gas utilities)	87,923	4,723
*	Worldline S.A. (IT services)	79,821	3,859
			18,117
	Germany—3.9%
	AURELIUS Equity Opportunities SE & Co KGaA (Capital markets)	60,568	2,201
	CTS Eventim AG & Co KGaA (Entertainment)	126,855	4,735
	GRENKE AG (Diversified financial services)	38,988	3,315
	Norma Group SE (Machinery)	59,533	2,945
			13,196
	Israel—1.9%
	Elbit Systems, Ltd. (Aerospace & defense)	20,911	2,398
	Mizrahi Tefahot Bank, Ltd. (Banks)	146,718	2,478
*	Wix.com, Ltd. (IT services)†	17,414	1,573
			6,449
	Italy—2.8%
	Amplifon SpA (Health care providers & services)	179,018	2,882
	Autogrill SpA (Hotels, restaurants & leisure)	194,129	1,637
	Brunello Cucinelli SpA (Textiles, apparel & luxury goods)	67,543	2,326
	Cerved Group SpA (Diversified financial services)	325,244	2,666
			9,511
	Jersey—0.9%
	Sanne Group plc (Capital markets)	399,445	2,958

	Issuer	Shares	Value

	Common Stocks—(continued)

	Europe, Mid-East—(continued)
	Netherlands—2.7%
*	Basic-Fit N.V. (Hotels, restaurants & leisure)	85,075	$2,529
	Euronext N.V. (Capital markets)	113,286	6,529
			9,058
	Norway—0.6%
	TGS Nopec Geophysical Co. ASA (Energy equipment & services)	86,543	2,090
	Sweden—6.1%
	Dometic Group AB (Auto components)	151,006	937
	Evolution Gaming Group AB (Hotels, restaurants & leisure)	90,296	5,191
	Indutrade AB (Trading companies & distributors)	228,030	5,290
	Nibe Industrier AB Class “B” (Building products)	173,516	1,780
	Nolato AB Class “B” (Industrial conglomerates)	35,522	1,469
*	Swedish Orphan Biovitrum AB (Biotechnology)	127,170	2,769
	Thule Group AB (Leisure products)	181,933	3,327
			20,763
	Switzerland—2.1%
*	Galenica AG (Pharmaceuticals)	44,620	1,965
*	Kardex AG (Machinery)	17,401	2,007
	Tecan Group AG (Life sciences tools & services)	16,617	3,226
			7,198

	Japan—18.6%
	Asahi Intecc Co., Ltd. (Health care equipment & supplies)	104,200	4,411
	Benefit One, Inc. (Professional services)	84,000	2,587
	Digital Arts, Inc. (Software)	33,700	1,876
	en-japan, Inc. (Professional services)	42,100	1,312
	Harmonic Drive Systems, Inc. (Machinery)	27,500	755
	Kose Corporation (Personal products)	13,900	2,189
	Maeda Corporation (Construction & engineering)	386,600	3,622
	Matsumotokiyoshi Holdings Co., Ltd. (Food & staples retailing)	160,200	4,918
	Meitec Corporation (Professional services)	48,000	1,955
	Nihon M&A Center, Inc. (Professional services)	177,300	3,585
	Nihon Unisys, Ltd. (IT services)	245,300	5,485
	PALTAC Corporation (Distributors)	112,400	5,322
	Park24 Co., Ltd. (Commercial services & supplies)	111,500	2,455
	Sankyu, Inc. (Road & rail)	43,620	1,980
	Stanley Electric Co., Ltd. (Auto components)	77,800	2,193
	TechnoPro Holdings, Inc. (Professional services)	52,200	2,155

See accompanying Notes to Financial Statements.

64	Annual Report	December 31, 2018

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Japan—(continued)
	TIS, Inc. (IT services)	126,100	$4,976
	Tokyo Century Corporation (Diversified financial services)	100,300	4,420
	Topcon Corporation (Electronic equipment, instruments & components)	158,700	2,118
	United Arrows, Ltd. (Specialty retail)	97,900	3,140
	Welcia Holdings Co., Ltd. (Food & staples retailing)	45,200	2,046
			63,500

	United Kingdom—17.7%
	Abcam plc (Biotechnology)	251,246	3,491
*	Avast plc (Software)	861,226	3,118
	AVEVA Group plc (Software)	113,772	3,509
	Beazley plc (Insurance)	1,012,069	6,495
	Big Yellow Group plc (Equity REIT)	226,914	2,527
	Burford Capital, Ltd. (Capital markets)	156,027	3,293
	Diploma plc (Trading companies & distributors)	247,572	3,818
	Domino’s Pizza Group plc (Hotels, restaurants & leisure)	802,774	2,385
	Electrocomponents plc (Electronic equipment, instruments & components)	581,873	3,757
	Fevertree Drinks plc (Beverages)	88,372	2,477
	Hill & Smith Holdings plc (Metals & mining)	154,124	2,357
	Intermediate Capital Group plc (Capital markets)	145,676	1,736
	Rotork plc (Machinery)	820,706	2,590
	Scapa Group plc (Chemicals)	387,000	1,514
	Softcat plc (IT services)	149,891	1,124
	SSP Group plc (Hotels, restaurants & leisure)	658,882	5,437
	The UNITE Group plc (Equity REIT)	452,341	4,647
	Victrex plc (Chemicals)	93,806	2,736
	Workspace Group plc (Equity REIT)	325,406	3,291
			60,302

	Asia—8.7%
	Australia—5.3%
	Bingo Industries, Ltd. (Commercial services & supplies)	948,246	1,239
	Corporate Travel Management, Ltd. (Hotels, restaurants & leisure)	154,524	2,334
	Costa Group Holdings, Ltd. (Food products)	747,901	3,909
	DuluxGroup, Ltd. (Chemicals)	750,987	3,470
	Orora, Ltd. (Containers & packaging)	1,801,901	3,896
	SmartGroup Corporation, Ltd. (Commercial services & supplies)	248,336	1,553
	The Star Entertainment Group, Ltd. (Hotels, restaurants & leisure)	483,154	1,552
			17,953

	Issuer	Shares	Value

	Common Stocks—(continued)

	Asia—(continued)
	Hong Kong—0.8%
	MGM China Holdings, Ltd. (Hotels, restaurants & leisure)	1,571,600	$2,637
	New Zealand—2.6%
	Fisher & Paykel Healthcare Corp., Ltd. (Health care equipment & supplies)	296,754	2,589
	Ryman Healthcare, Ltd. (Health care providers & services)	348,582	2,513
	Spark New Zealand, Ltd. (Diversified telecommunication services)	1,396,876	3,891
			8,993

	Emerging Asia—8.1%
	Cambodia—1.2%
	NagaCorp, Ltd. (Hotels, restaurants & leisure)	3,596,000	3,867
	China—2.8%
	Huazhu Group, Ltd.—ADR (Hotels, restaurants & leisure)	58,270	1,668
	Kingsoft Corporation, Ltd. (Software)	1,159,000	1,670
*	Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	4,115,000	4,414
	Travelsky Technology, Ltd. Class “H” (IT services)	734,000	1,879
			9,631
	India—1.2%
	Crompton Greaves Consumer Electricals, Ltd. (Household durables)	761,661	2,499
	Cyient, Ltd. (Software)	182,036	1,619
			4,118
	Taiwan—2.3%
	Chailease Holding Co., Ltd. (Diversified financial services)	843,200	2,658
	Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	284,000	3,216
	Feng TAY Enterprise Co., Ltd. (Textiles, apparel & luxury goods)	347,000	1,981
			7,855
	Thailand—0.6%
	Tisco Financial Group PCL (Banks)	863,200	2,074

	Emerging Latin America—5.0%
	Argentina—1.2%
	*Globant S.A. (Software)†	75,286	4,240
	Brazil—2.1%
	CVC Brasil Operadora e Agencia de Viagens S.A. (Hotels, restaurants & leisure)	194,100	3,064
	Localiza Rent a Car S.A. (Road & rail)	542,885	4,167
			7,231

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	65

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Latin America—(continued)
Mexico—1.7%
Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Transportation infrastructure)	413,000	$1,971
Grupo Aeroportuario del Sureste S.A.B. de C.V.—ADR (Transportation infrastructure)	24,581	3,702
		5,673

Canada—4.3%
CES Energy Solutions Corporation (Energy equipment & services)	368,772	851
Enerplus Corporation (Oil, gas & consumable fuels)	250,994	1,953
Finning International, Inc. (Trading companies & distributors)	202,452	3,529
Parkland Fuel Corporation (Oil, gas & consumable fuels)	107,838	2,792
Reliance Worldwide Corporation, Ltd. (Building products)	552,570	1,732
The Bank of NT Butterfield & Son, Ltd. (Banks)†	56,889	1,783
Toromont Industries, Ltd. (Trading companies & distributors)	46,732	1,857
		14,497

Emerging Europe, Mid-East, Africa—3.1%
South Africa—3.1%
AVI, Ltd. (Food products)	545,710	3,856
Bidvest Group, Ltd. (Industrial conglomerates)	216,777	3,117
Clicks Group, Ltd. (Food & staples retailing)	267,717	3,562
		10,535
Total Common Stocks—98.0% (cost $365,601)		333,756
Total Investments—98.0% (cost $365,601)		333,756
Cash and other assets, less liabilities—2.0%		6,968
Net assets—100.0%		$340,724

ADR = American Depository Receipt

REIT = Real Estate Investment Trust

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2018, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Industrials	19.6%
Consumer Discretionary	18.5%
Information Technology	14.5%
Financials	13.5%
Consumer Staples	9.4%
Health Care	7.1%
Real Estate	5.5%
Materials	4.2%
Communication Services	3.5%
Energy	2.8%
Utilities	1.4%
Total	100.0%

At December 31, 2018, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Japanese Yen	19.0%
British Pound Sterling	18.9%
Euro	18.2%
Swedish Krona	6.2%
Australian Dollar	5.9%
Hong Kong Dollar	4.3%
U.S. Dollar	3.9%
Canadian Dollar	3.3%
South African Rand	3.2%
New Zealand Dollar	2.7%
Danish Krone	2.5%
New Taiwan Dollar	2.3%
Brazilian Real	2.2%
Swiss Franc	2.2%
Israeli Shekel	1.5%
Norwegian Krone	1.3%
Indian Rupee	1.2%
All Other Currencies	1.2%
Total	100.0%

See accompanying Notes to Financial Statements.

66	Annual Report	December 31, 2018

Emerging Markets Leaders Fund

The Emerging Markets Leaders Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone John C. Murphy

The William Blair Emerging Markets Leaders Fund (Class N shares) posted a 17.73% decrease, net of fees, for the twelve months ended December 31, 2018. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Index (net) (the “Index”), decreased 14.58%.

Calendar year underperformance versus the Index was driven by style headwinds, as low valuation stocks outperformed growth-oriented stocks, especially in the second half of the year. From a sector perspective, the Fund’s relative underperformance was driven by negative results in the Energy, Consumer Staples and Industrials sectors. Within Energy, stock selection detracted from performance as Argentine oil company YPF S.A. declined amid weak volume growth, broad Argentine market weakness and currency depreciation. Within Consumer Staples, both sector overweighting and stock selection detracted from relative returns. Raia Drogasil, S.A., the Brazilian drugstore chain, weighed on performance as earnings trailed market expectations. Within Industrials, Turkish industrial conglomerate KOC Holdings A.S. was a drag on performance, amid the weak Turkish equity market and lira currency depreciation.

Partially offsetting these effects was positive stock selection within the Financials sector. HDFC Bank, Ltd. was a top contributor to performance within Financials. HDFC is the leading private sector bank in India. It reported solid fiscal second quarter results in October, supporting the share price, which advanced 9.8% in USD terms during the fourth quarter. Pre-tax profit increased 21% year-over-year, which was in line with consensus estimates and driven by strength in key metrics: credit quality, top line growth, and lower expenses. We believe HDFC is well positioned to continue to grow profitability given its strong liquidity, recent capital raise and underwriting and marketing prowess.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

December 31, 2018	William Blair Funds	67

Emerging Markets Leaders Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2018
	1 Year	3 Year	5 Year	10 Year	Since Inception
Class N(a)	(17.73)%	5.74%	0.63%	—	1.87%
MSCI Emerging Markets Index (net)(a)	(14.58)	9.25	1.65	—	1.95
Class I	(17.45)	6.05	0.94	8.38	—
Institutional Class	(17.46)	6.08	1.00	8.51	—
MSCI Emerging Markets Index (net)	(14.58)	9.25	1.65	8.02	—

(a)	Since inception is for the period from May 3, 2010 (Commencement of Operations) to December 31, 2018.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index (net) is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

68	Annual Report	December 31, 2018

Emerging Markets Leaders Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—69.8%
	Australia—0.8%
	Oil Search, Ltd. (Oil, gas & consumable fuels)	322,772	$1,628
	China—30.4%
*	Alibaba Group Holding, Ltd. —ADR (Internet & direct marketing retail)	84,089	11,526
	ANTA Sports Products, Ltd. (Textiles, apparel & luxury goods)	424,000	2,033
	Autohome, Inc.—ADR (Interactive Media & Services)	31,797	2,488
	China International Travel Service Corporation, Ltd. Class “A” (Hotels, restaurants & leisure)	390,856	3,427
	CNOOC, Ltd. (Oil, gas & consumable fuels)	2,186,000	3,378
	ENN Energy Holdings, Ltd. (Gas utilities)	307,200	2,725
*	Haier Electronics Group Co., Ltd. (Household durables)	1,196,000	2,942
	Huazhu Group, Ltd.—ADR (Hotels, restaurants & leisure)	91,388	2,616
	Jiangsu Hengrui Medicine Co., Ltd. Class “A” (Pharmaceuticals)	190,160	1,461
	Kweichow Moutai Co., Ltd. Class “A” (Beverages)	42,659	3,666
	NetEase, Inc.—ADR (Entertainment)	6,072	1,429
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	585,000	5,166
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	289,200	3,278
	Sunny Optical Technology Group Co., Ltd. (Electronic equipment, instruments & components)	80,000	711
*	TAL Education Group—ADR (Diversified consumer services)	44,876	1,197
	Tencent Holdings, Ltd. (Interactive Media & Services)	312,400	12,527
			60,570
	India—17.1%
	Asian Paints, Ltd. (Chemicals)	104,882	2,057
	Bajaj Finance, Ltd. (Consumer finance)	80,130	3,031
	Britannia Industries, Ltd. (Food products)	46,120	2,061
	HDFC Bank, Ltd. (Banks)	113,747	3,457
	HDFC Bank, Ltd.—ADR (Banks)	7,836	812
	HDFC Standard Life Insurance Co. Ltd. (Insurance)	350,834	1,944
	Hindustan Unilever, Ltd. (Household products)	73,405	1,911
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	141,060	3,970
	IndusInd Bank, Ltd. (Banks)	126,789	2,905
	Infosys, Ltd. (IT services)	421,503	3,982
	Maruti Suzuki India, Ltd. (Automobiles)	18,688	1,995
	MRF, Ltd. (Auto components)	2,072	1,983

Issuer	Shares	Value

Common Stocks—(continued)

Emerging Asia—(continued)
India—(continued)
Petronet LNG, Ltd. (Oil, gas & consumable fuels)	461,050	$1,477
UPL, Ltd. (Chemicals)	224,987	2,444
		34,029
Indonesia—5.4%
PT Bank Rakyat Indonesia Persero Tbk (Banks)	17,029,700	4,335
PT Telekomunikasi Indonesia Persero Tbk (Diversified telecommunication services)	14,964,000	3,902
PT Unilever Indonesia Tbk (Household products)	765,500	2,417
		10,654
South Korea—3.6%
LG Household & Health Care, Ltd. (Personal products)	2,451	2,418
Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	137,551	4,771
		7,189
Taiwan—8.7%
E.Sun Financial Holding Co., Ltd. (Banks)	2,950,000	1,929
Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	317,807	11,730
Uni-President Enterprises Corporation (Food products)	1,629,000	3,700
		17,359
Thailand—3.8%
Airports of Thailand PCL (Transportation infrastructure)	1,950,100	3,848
CP ALL PCL (Food & staples retailing)	1,710,600	3,612
		7,460

Emerging Latin America—14.3%
Argentina—0.6%
YPF S.A.—ADR (Oil, gas & consumable fuels)	95,720	1,281
Brazil—5.6%
AMBEV S.A.—ADR (Beverages)	567,741	2,225
B3 S.A.—Brasil Bolsa Balcao (Capital markets)	403,000	2,788
BB Seguridade Participacoes S.A. (Insurance)	340,100	2,421
Raia Drogasil S.A. (Food & staples retailing)	190,700	2,812
WEG S.A. (Machinery)	211,600	958
		11,204
Chile—1.1%
Sociedad Quimica y Minera de Chile S.A.—ADR (Chemicals)	54,438	2,085

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	69

Emerging Markets Leaders Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)
	Mexico—4.0%
	Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class “B” (Transportation infrastructure)	324,800	$2,647
	Grupo Financiero Banorte S.A.B. de C.V. Class “O” (Banks)	688,900	3,363
	Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	753,500	1,916
			7,926
	Peru—3.0%
	Credicorp, Ltd. (Banks)†	18,713	4,148
	Southern Copper Corporation (Metals & mining)	59,009	1,816
			5,964

	Emerging Europe, Mid-East, Africa—10.4%
	Hungary—1.8%
	OTP Bank Nyrt (Banks)	87,042	3,507
	Russia—1.3%
*	Yandex N.V. Class “A” (Interactive Media & Services)†	96,002	2,626
	South Africa—7.3%
	Bid Corporation, Ltd. (Food & staples retailing)	93,915	1,730
	Bidvest Group, Ltd. (Industrial conglomerates)	142,402	2,047
	Capitec Bank Holdings, Ltd. (Banks)	41,628	3,235
	FirstRand, Ltd. (Diversified financial services)	599,330	2,731
	Naspers, Ltd. (Media)	23,247	4,673
			14,416
	Total Common Stocks—94.5% (cost $191,035)		187,898

	Preferred Stock
	Brazil—2.6%
	Itau Unibanco Holding S.A. (Banks)	555,925	5,092

	Total Preferred Stock—2.6% (cost $3,499)		5,092

	Principal
Issuer	Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.500% dated 12/31/18, due 1/2/19, repurchase price $6,073, collateralized by U.S. Treasury Bond, 3.625%, due 8/15/43	$6,073	$6,073
Total Repurchase Agreement—3.0% (cost $6,073)		6,073
Total Investments—100.1% (cost $200,607)		199,063
Liabilities, plus cash and other assets—(0.1)%		(149)
Net assets—100.0%		$198,914

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2018, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	28.3%
Consumer Discretionary	16.1%
Consumer Staples	14.8%
Communication Services	14.3%
Information Technology	11.0%
Industrials	4.9%
Materials	4.4%
Energy	4.0%
Utilities	1.4%
Health Care	0.8%
Total	100.0%

At December 31, 2018, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

U.S. Dollar	23.8%
Indian Rupee	17.2%
Hong Kong Dollar	17.0%
South African Rand	7.5%
Brazilian Real	7.3%
Indonesian Rupiah	5.5%
Yuan Renminbi	4.4%
Mexican Peso	4.1%
Thai Baht	3.9%
South Korean Won	3.7%
New Taiwan Dollar	2.9%
Hungarian Forint	1.8%
All Other Currencies	0.9%
Total	100.0%

See accompanying Notes to Financial Statements.

70	Annual Report	December 31, 2018

Emerging Markets Growth Fund

The Emerging Markets Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Casey K. Preyss

The William Blair Emerging Markets Growth Fund (Class N shares) posted a 21.61% decrease, net of fees, for the twelve months ended December 31, 2018. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets IMI Index (net) (the “Index”), decreased 15.05%.

Calendar year underperformance versus the Index was partly driven by style headwinds as low valuation stocks outperformed growth-oriented stocks, especially in the second half of the year. From a sector perspective, the Energy, Consumer Discretionary and Information Technology sectors were the most notable detractors from the Fund’s performance. Stock selection detracted from the Fund’s performance in Energy mainly due to outperforming companies in the Index that the Fund did not own. Consumer Discretionary and Information Technology detracted from performance due to the Fund’s overweightings to, and stock selection within, those sectors. Within Consumer Discretionary, Maruti Suzuki India, Ltd., the Indian car manufacturer, underperformed as the company experienced weakening demand and lower margins due to higher costs, promotional discounts and currency headwinds. Within the Information Technology sector, Sunny Optical Technology Group Co., Ltd., the Chinese camera lens and modules manufacturer, declined on the back of weak operating trends and broad market rotation away from higher valuation technology stocks.

Partially offsetting these effects was an overweight to the Financials sector and positive stock selection within the Health Care sector. Within Health Care, CSPC Pharmaceutical Group, Ltd. contributed to the Fund’s relative results. The share price rallied in the first half of the year fueled by the company’s strong operating momentum, but lost ground in the second half amid regulatory headwinds in the form of government mandated drug price cuts.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

December 31, 2018	William Blair Funds	71

Emerging Markets Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2018
	1 Year	3 Year	5 Year	10 Year
Class N	(21.61)%	5.72%	0.75%	8.44%
Class I	(21.37)	5.99	1.00	8.72
Institutional Class	(21.29)	6.07	1.12	8.87
MSCI Emerging Markets IMI (net)	(15.05)	8.51	1.56	8.24

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Market Index (IMI) (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

72	Annual Report	December 31, 2018

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—68.7%
	China—25.2%
*	58.com, Inc.—ADR (Interactive Media & Services)	53,256	$2,887
*	Alibaba Group Holding, Ltd.—ADR (Internet & direct marketing retail)	237,323	32,530
	ANTA Sports Products, Ltd. (Textiles, apparel & luxury goods)	1,036,000	4,968
	China Communications Services Corporation, Ltd. Class “H” (Diversified telecommunication services)	4,570,000	3,782
	China International Travel Service Corporation, Ltd. Class “A” (Hotels, restaurants & leisure)	630,985	5,533
*	China Mengniu Dairy Co., Ltd. (Food products)	1,755,000	5,469
	China Merchants Bank Co., Ltd. Class “H” (Banks)	4,475,000	16,402
	Dali Foods Group Co., Ltd. (Food products)	2,461,000	1,820
	ENN Energy Holdings, Ltd. (Gas utilities)	461,000	4,089
	Foshan Haitian Flavouring & Food Co., Ltd. Class “A” (Food products)	474,913	4,759
	Guangdong Investment, Ltd. (Water utilities)	1,714,000	3,314
	Huazhu Group, Ltd.—ADR (Hotels, restaurants & leisure)	182,596	5,228
	Kingdee International Software Group Co., Ltd. (Software)	2,664,000	2,354
	Kweichow Moutai Co., Ltd. Class “A” (Beverages)	43,248	3,716
*	Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	2,087,500	2,239
	Ping An Insurance Group Co. of China, Ltd. Class “H” (Insurance)	2,643,000	23,340
	Shanghai International Airport Co., Ltd. Class “A” (Transportation infrastructure)	357,874	2,646
	Shenzhou International Group Holdings, Ltd. (Textiles, apparel & luxury goods)	931,000	10,552
	SSY Group, Ltd. (Pharmaceuticals)	1,390,000	1,029
	Tencent Holdings, Ltd. (Interactive Media & Services)	890,760	35,719
*	Tencent Music Entertainment Group—ADR (Software)	271,043	3,583
*	Weibo Corporation—ADR (Interactive Media & Services)	49,106	2,869
*	Wuxi Biologics Cayman, Inc. (Life sciences tools & services)	108,000	692
*	Xiabuxiabu Catering Management China Holdings Co. Ltd. (Hotels, restaurants & leisure)	817,500	1,290
	Yihai International Holding, Ltd. (Food products)	925,000	2,261
	Zhejiang Supor Co., Ltd. Class “A” (Household durables)	511,728	3,913
			186,984

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—18.1%
	Asian Paints, Ltd. (Chemicals)	255,456	$5,009
	Bajaj Finance, Ltd. (Consumer finance)	319,392	12,082
	Biocon, Ltd. (Biotechnology)	251,246	2,264
	Britannia Industries, Ltd. (Food products)	136,182	6,086
	Dabur India, Ltd. (Personal products)	513,877	3,165
	Godrej Consumer Products, Ltd. (Personal products)	271,332	3,152
	Havells India, Ltd. (Electrical equipment)	376,454	3,729
*	HDFC Asset Management Co. Ltd. (Capital markets)	77,136	1,652
	HDFC Bank, Ltd. (Banks)	753,432	22,899
	HDFC Standard Life Insurance Co. Ltd. (Insurance)	673,246	3,730
	Hindustan Unilever, Ltd. (Household products)	433,644	11,291
	Housing Development Finance Corporation, Ltd. (Thrifts & mortgage finance)	678,078	19,085
	IndusInd Bank, Ltd. (Banks)	184,741	4,233
	Infosys, Ltd. (IT services)	850,243	8,033
	Marico, Ltd. (Personal products)	360,419	1,934
	Nestle India, Ltd. (Food products)	27,165	4,318
	Page Industries, Ltd. (Textiles, apparel & luxury goods)	4,766	1,708
	Pidilite Industries, Ltd. (Chemicals)	157,472	2,501
	Tata Consultancy Services, Ltd. (IT services)	435,586	11,822
	Torrent Pharmaceuticals, Ltd. (Pharmaceuticals)	79,747	2,023
	UPL, Ltd. (Chemicals)	316,893	3,442
			134,158
	Indonesia—3.7%
	PT Astra International Tbk (Automobiles)	10,289,400	5,885
	PT Bank Central Asia Tbk (Banks)	5,292,700	9,570
	PT Bank Rakyat Indonesia Persero Tbk (Banks)	29,949,005	7,623
	PT Gudang Garam Tbk (Tobacco)	458,100	2,664
	PT United Tractors Tbk (Oil, gas & consumable fuels)	901,200	1,714
			27,456
	Malaysia—1.4%
	Hartalega Holdings Bhd (Health care equipment & supplies)	1,275,600	1,895
	Public Bank Bhd (Banks)	1,445,300	8,660
			10,555
	Philippines—0.8%
	Ayala Land, Inc. (Real estate management & development)	4,801,000	3,707
	Jollibee Foods Corporation (Hotels, restaurants & leisure)	392,170	2,176
			5,883

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	73

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	South Korea—5.7%
	Douzone Bizon Co., Ltd. (Software)	42,706	$1,986
	Fila Korea, Ltd. (Textiles, apparel & luxury goods)	54,970	2,636
	Korea Investment Holdings Co., Ltd. (Capital markets)	39,946	2,130
	LG Household & Health Care, Ltd. (Personal products)	5,085	5,018
	Macquarie Korea Infrastructure Fund (Capital markets)	315,218	2,624
	Samsung Electronics Co., Ltd. (Technology hardware, storage & peripherals)	524,166	18,180
*	Samsung SDI Co., Ltd. (Electronic equipment, instruments & components)	25,770	5,058
*	SK Hynix, Inc. (Semiconductors & semiconductor equipment)	80,048	4,340
			41,972
	Taiwan—9.0%
	Chailease Holding Co., Ltd. (Diversified financial services)	727,380	2,293
	E.Sun Financial Holding Co., Ltd. (Banks)	11,326,171	7,406
	Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	167,000	1,891
	Feng TAY Enterprise Co., Ltd. (Textiles, apparel & luxury goods)	324,000	1,850
	Makalot Industrial Co., Ltd. (Textiles, apparel & luxury goods)	338,000	1,869
	President Chain Store Corporation (Food & staples retailing)	1,165,000	11,788
	Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & semiconductor equipment)	1,967,000	14,431
	Taiwan Semiconductor Manufacturing Co., Ltd.—ADR (Semiconductors & semiconductor equipment)	619,528	22,867
	TCI Co., Ltd. (Personal products)	125,616	2,121
			66,516
	Thailand—4.2%
	Airports of Thailand PCL (Transportation infrastructure)	4,392,300	8,667
	Bangkok Dusit Medical Services PCL Class “F” (Health care providers & services)	9,168,600	6,983
	Bangkok Expressway & Metro PCL (Transportation infrastructure)	6,814,800	2,030
	Central Pattana PCL (Real estate management & development)	1,718,200	3,945
	CP ALL PCL (Food & staples retailing)	2,004,900	4,233
	Home Product Center PCL (Specialty retail)	8,077,900	3,771
	Muangthai Capital PCL (Consumer finance)	999,800	1,505
			31,134

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Vietnam—0.6%
*	Hoa Phat Group JSC (Metals & mining)	4	$—
	Vietjet Aviation JSC (Airlines)	317,344	1,642
*	Vincom Retail JSC (Real estate management & development)	1,186,021	1,426
*	Vingroup JSC (Real estate management & development)	426,848	1,754
			4,822
	Emerging Latin America—16.3%
	Argentina—0.3%
*	Globant S.A. (Software)†	39,959	2,251
	Brazil—9.2%
	B3 S.A. - Brasil Bolsa Balcao (Capital markets)	1,883,900	13,032
	BK Brasil Operacao e Assessoria a Restaurantes S.A. (Hotels, restaurants & leisure)	256,900	1,371
	CVC Brasil Operadora e Agencia de Viagens S.A. (Hotels, restaurants & leisure)	171,100	2,701
	Energisa S.A. (Electric utilities)	265,575	2,542
	Engie Brasil Energia S.A. (Independent power & renewable electricity producers)	297,950	2,538
	Iguatemi Empresa de Shopping Centers S.A. (Real estate management & development)	217,900	2,339
	IRB Brasil Resseguros S.A. (Insurance)	289,000	6,223
	Localiza Rent a Car S.A. (Road & rail)	1,287,220	9,881
	Lojas Renner S.A. (Multiline retail)	1,072,400	11,732
	Magazine Luiza S.A. (Multiline retail)	114,800	5,363
	Multiplan Empreendimentos Imobiliarios S.A. (Real estate management & development)	381,400	2,392
*	Rumo S.A. (Road & rail)	619,100	2,716
	Sul America S.A. (Insurance)	173,800	1,282
	WEG S.A. (Machinery)	852,720	3,859
			67,971
	Chile—1.2%
	Banco Santander Chile—ADR (Banks)	306,834	9,174
	Mexico—4.2%
	Grupo Aeroportuario del Centro Norte S.A.B. de C.V. (Transportation infrastructure)	329,500	1,573
	Grupo Aeroportuario del Sureste S.A.B. de C.V.—ADR (Transportation infrastructure)	10,745	1,618
	Grupo Financiero Banorte S.A.B. de C.V. Class “O” (Banks)	2,534,300	12,371
	Megacable Holdings S.A.B. de C.V. (Media)	363,000	1,625
	Wal-Mart de Mexico S.A.B. de C.V. (Food & staples retailing)	5,504,200	13,999
			31,186
	Peru—1.4%
	Credicorp, Ltd. (Banks)†	45,388	10,061

See accompanying Notes to Financial Statements.

74	Annual Report	December 31, 2018

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Europe, Mid-East, Africa—10.9%
	Czech Republic—0.3%
	Moneta Money Bank A.S. (Banks)	752,506	$2,429
	Greece—0.3%
	JUMBO S.A. (Specialty retail)	142,387	2,075
	Hungary—1.7%
	OTP Bank Nyrt (Banks)	304,637	12,274
	Kenya—0.2%
	Safaricom plc (Wireless telecommunication services)	8,223,554	1,795
	Poland—0.4%
*	CD Projekt S.A. (Entertainment)	37,985	1,478
*	Dino Polska S.A. (Food & staples retailing)	70,664	1,810
			3,288
	Romania—0.3%
	Banca Transilvania S.A. (Banks)	4,456,495	2,200
	South Africa—5.9%
	Bidvest Group, Ltd. (Industrial conglomerates)	178,202	2,562
	Capitec Bank Holdings, Ltd. (Banks)	80,827	6,281
	Clicks Group, Ltd. (Food & staples retailing)	274,650	3,655
	FirstRand, Ltd. (Diversified financial services)	1,728,306	7,875
	JSE, Ltd. (Capital markets)	157,538	1,813
	Mr. Price Group, Ltd. (Specialty retail)	217,729	3,725
	Naspers, Ltd. (Media)	73,034	14,682
	Sanlam, Ltd. (Insurance)	530,633	2,943
			43,536
	Turkey—0.4%
	BIM Birlesik Magazalar A.S. (Food & staples retailing)	160,894	2,645
	United Arab Emirates—1.4%
	DP World, Ltd. (Transportation infrastructure)†	103,270	1,766
	First Abu Dhabi Bank PJSC (Banks)	1,567,102	6,017
	NMC Health plc (Health care providers & services)	71,721	2,501
			10,284
	Total Common Stocks—95.9% (cost $675,913)		710,649

	Preferred Stock
	Brazil—2.1%
	Itau Unibanco Holding S.A. (Banks)	1,668,790	15,285
	Total Preferred Stock—2.1% (cost $16,526)		15,285

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.500% dated 12/31/18, due 1/2/19, repurchase price $7,093, collateralized by U.S. Treasury Bond, 3.625%, due 2/15/44	$7,092	$7,092
Total Repurchase Agreement—0.9% (cost $7,092)		7,092
Total Investments—98.9% (cost $699,531)		733,026
Cash and other assets, less liabilities—1.1%		7,945
Net assets—100.0%		$740,971

ADR = American Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

At December 31, 2018, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Financials	35.2%
Consumer Discretionary	15.8%
Consumer Staples	13.2%
Information Technology	13.1%
Communication Services	8.9%
Industrials	5.9%
Health Care	2.4%
Real Estate	2.1%
Utilities	1.7%
Materials	1.5%
Energy	0.2%
Total	100.0%

At December 31, 2018, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Indian Rupee	18.5%
Hong Kong Dollar	16.4%
U.S. Dollar	13.1%
Brazilian Real	11.5%
New Taiwan Dollar	6.0%
South African Rand	6.0%
South Korean Won	5.8%
Thai Baht	4.3%
Mexican Peso	4.1%
Indonesian Rupiah	3.8%
Yuan Renminbi	2.8%
Hungarian Forint	1.7%
Malaysian Ringgit	1.4%
All Other Currencies	4.6%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	75

Emerging Markets Small Cap Growth Fund

The Emerging Markets Small Cap Growth Fund seeks long-term capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Todd M. McClone Casey K. Preyss

The William Blair Emerging Markets Small Cap Growth Fund (Class N shares) posted a 23.57% decrease, net of fees, for the twelve months ended December 31, 2018. By comparison, the Fund’s benchmark index, the MSCI Emerging Markets Small Cap Index (net) (the “Index”), decreased 18.59%.

Calendar year underperformance versus the Index was partly driven by style headwinds, as low valuation stocks outperformed growth-oriented stocks, especially in the second half of the year. From a sector perspective, the Consumer Discretionary, Financials and Real Estate sectors were the largest detractors from the Fund’s relative returns. Within the Consumer Discretionary sector, negative stock selection for the overall sector and the Fund’s auto components overweighting early in the year amid weak auto demand and trade war dynamics hindered performance. Within Financials, the Fund’s overweighting to banks and negative overall stock selection also dampened relative performance. In particular, the Argentine bank, Grupo Supervielle S.A., weighed on results due to the sharp Argentine peso depreciation, broad market weakness and a deteriorated fundamental outlook. Within Real Estate, Chinese real estate companies KWG Property Holdings Limited and CIFI Holdings (Group) Co. Ltd detracted from performance due to weak demand, a negative pricing environment and regulatory headwinds.

Partially offsetting these effects was strong relative performance in the Information Technology and Consumer Staples sectors. Within Consumer Staples, shares of TCI Co., Ltd., a Taiwanese original design manufacturer of health food and skincare products, advanced significantly during the year on accelerating operating momentum, fueled by product innovation and growth potential in China. Within Information Technology, Yageo Corporation, the Taiwanese passive components manufacturer, propelled relative results. Yageo’s share price rallied in the first part of the year amid favorable industry dynamics, including tight supply and strong demand in passive components.

Please refer to the Global Markets Review and Outlook relating to the Fund beginning on page 32.

76	Annual Report	December 31, 2018

Emerging Markets Small Cap Growth Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2018
				Since
	1 Year	3 Year	5 Year	Inception
Class N(a)	(23.57)%	0.45%	1.65%	7.22%
Class I(a)	(23.31)	0.75	1.97	7.53
MSCI Emerging Markets Small Cap Index (net)(a)	(18.59)	3.68	0.95	2.72
Institutional Class(b)	(23.24)	0.82	2.05	4.63
MSCI Emerging Markets Small Cap Index (net)(b)	(18.59)	3.68	0.95	1.20

(a)	Since inception is for the period from October 24, 2011 (Commencement of Operations) to December 31, 2018.
(b)	Since inception is for the period from December 20, 2012 (Commencement of Operations) to December 31, 2018.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. These risks may be magnified when investing in emerging markets. Smaller capitalization stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Small Cap Index (net) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of emerging markets. This index approximates the minimum possible dividend reinvestment by deducting for the highest possible withholding tax rates of those markets.

This report identifies the Fund’s investments on December 31, 2018. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total long-term securities.

December 31, 2018	William Blair Funds	77

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks

	Emerging Asia—73.2%
	Cambodia—0.9%
	NagaCorp, Ltd. (Hotels, restaurants & leisure)	2,254,000	$2,424
	China—15.7%
*	A-Living Services Co. Ltd. Class “H” (Commercial services & supplies)	1,561,000	2,117
	By-health Co., Ltd. Class “A” (Personal products)	576,491	1,427
*	China Education Group Holdings, Ltd. (Diversified consumer services)	2,775,000	3,402
	China Everbright Greentech Ltd. (Independent power & renewable electricity producers)	817,554	582
	China Suntien Green Energy Corporation, Ltd. Class “H” (Oil, gas & consumable fuels)	8,607,000	2,209
	China Water Affairs Group, Ltd. (Water utilities)	1,164,000	1,246
	Chongqing Zhifei Biological Products Co., Ltd. Class “A” (Biotechnology)	123,003	694
	Dali Foods Group Co., Ltd. (Food products)	4,171,000	3,084
	Fu Shou Yuan International Group, Ltd. (Diversified consumer services)	1,678,000	1,264
*	Health and Happiness H&H International Holdings, Ltd. (Food products)	443,500	2,532
	Hua Hong Semiconductor Ltd. (Semiconductors & semiconductor equipment)	1,063,600	1,970
	Huazhu Group, Ltd.—ADR (Hotels, restaurants & leisure)	49,301	1,412
	JNBY Design, Ltd. (Textiles, apparel & luxury goods)	1,189,000	1,667
	Kingdee International Software Group Co., Ltd. (Software)	640,000	566
*	Li Ning Co., Ltd. (Textiles, apparel & luxury goods)	1,541,000	1,653
*	Noah Holdings, Ltd.—ADR (Capital markets)	71,981	3,118
*	Ping An Healthcare and Technology Co. Ltd. (Health care technology)	124,900	440
	SSY Group, Ltd. (Pharmaceuticals)	1,130,000	837
	Toly Bread Co., Ltd. Class “A” (Food products)	118,500	779
*	Towngas China Co., Ltd. (Gas utilities)	1,007,000	747
*	Wuxi Biologics Cayman, Inc. (Life sciences tools & services)	193,500	1,239
	Yihai International Holding, Ltd. (Food products)	1,575,000	3,850
	Zhejiang Supor Co., Ltd. Class “A” (Household durables)	526,008	4,022
	Zhejiang Weixing New Building Materials Co., Ltd. Class “A” (Chemicals)	1,154,697	2,609
			43,466

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	India—24.9%
	Aarti Industries (Chemicals)	108,689	$2,250
	Astral Poly Technik, Ltd. (Building products)	238,202	3,838
	Bandhan Bank Ltd. (Banks)	139,016	1,097
	Bata India, Ltd. (Textiles, apparel & luxury goods)	156,072	2,524
	Berger Paints India, Ltd. (Chemicals)	770,785	3,644
	Biocon, Ltd. (Biotechnology)	426,045	3,838
	City Union Bank, Ltd. (Banks)	629,296	1,744
	Colgate-Palmolive India, Ltd. (Personal products)	88,190	1,708
	Cyient, Ltd. (Software)	63,006	560
	Endurance Technologies Ltd. (Auto components)	88,634	1,612
	Escorts, Ltd. (Machinery)	101,172	1,023
	Graphite India, Ltd. (Electrical equipment)	163,933	1,770
	Gruh Finance, Ltd. (Thrifts & mortgage finance)	799,093	3,623
	Havells India, Ltd. (Electrical equipment)	370,821	3,673
*	HDFC Asset Management Co. Ltd. (Capital markets)	30,197	647
	Info Edge India, Ltd. (Interactive Media & Services)	50,215	1,031
	InterGlobe Aviation, Ltd. (Airlines)	133,560	2,228
	Ipca Laboratories, Ltd. (Pharmaceuticals)	193,393	2,216
	KEI Industries, Ltd. (Electrical equipment)	218,302	1,123
	Larsen & Toubro Infotech Ltd. (IT services)	38,385	947
	Mahanagar Gas, Ltd. (Gas utilities)	177,926	2,292
	Marico, Ltd. (Personal products)	610,145	3,274
	Minda Industries, Ltd. (Auto components)	194,937	901
	NIIT Technologies, Ltd. (Software)	124,801	2,053
	Page Industries, Ltd. (Textiles, apparel & luxury goods)	3,578	1,283
	Pidilite Industries, Ltd. (Chemicals)	180,900	2,873
	PVR, Ltd. (Entertainment)	29,977	687
	Radico Khaitan, Ltd. (Beverages)	550,494	3,162
	RBL Bank Ltd. (Banks)	243,349	2,004
	Sterlite Technologies, Ltd. (Communications equipment)	312,177	1,313
	Sundram Fasteners, Ltd. (Auto components)	158,518	1,210
	The Phoenix Mills, Ltd. (Real estate management & development)	223,588	1,803
	Torrent Pharmaceuticals, Ltd. (Pharmaceuticals)	60,155	1,526
	V-Mart Retail, Ltd. (Multiline retail)	23,941	890
	VIP Industries, Ltd. (Textiles, apparel & luxury goods)	339,978	2,522
			68,889
	Indonesia—6.0%
	PT Ace Hardware Indonesia Tbk (Specialty retail)	39,759,400	4,120
	PT Bank Negara Indonesia Persero Tbk (Banks)	6,514,800	3,987

See accompanying Notes to Financial Statements.

78	Annual Report	December 31, 2018

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Indonesia—(continued)
	PT Charoen Pokphand Indonesia Tbk (Food products)	6,184,100	$3,107
	PT Gudang Garam Tbk (Tobacco)	291,600	1,696
	PT Indofood CBP Sukses Makmur Tbk (Food products)	3,465,600	2,518
	PT Pakuwon Jati Tbk (Real estate management & development)	31,043,000	1,338
			16,766
	Malaysia—3.5%
	Hartalega Holdings Bhd (Health care equipment & supplies)	2,384,000	3,542
	Hong Leong Bank Bhd (Banks)	825,800	4,076
	Top Glove Corporation Bhd (Health care equipment & supplies)	1,477,100	2,002
			9,620
	Philippines—0.8%
	Bloomberry Resorts Corporation (Hotels, restaurants & leisure)	4,348,500	778
	Jollibee Foods Corporation (Hotels, restaurants & leisure)	270,080	1,499
			2,277
	South Korea—7.8%
*	Cafe24 Corporation (IT services)	14,160	1,394
	Cosmax, Inc. (Personal products)	25,568	2,979
	Dentium Co., Ltd. (Health care equipment & supplies)	22,942	1,182
	Douzone Bizon Co., Ltd. (Software)	45,422	2,113
	Fila Korea, Ltd. (Textiles, apparel & luxury goods)	130,185	6,242
*	JYP Entertainment Corporation (Entertainment)	111,914	3,034
	Koh Young Technology, Inc. (Semiconductors & semiconductor equipment)	9,391	694
	Korea Investment Holdings Co., Ltd. (Capital markets)	11,028	588
	Macquarie Korea Infrastructure Fund	132,347	1,102
	POSCO Chemtech Co., Ltd. (Construction materials)	41,794	2,386
			21,714
	Taiwan—9.1%
	ASMedia Technology, Inc. (Semiconductors & semiconductor equipment)	103,000	1,676
	ASPEED Technology, Inc. (Semiconductors & semiconductor equipment)	93,000	1,779
	Chailease Holding Co., Ltd. (Diversified financial services)	700,300	2,208
	Chroma ATE, Inc. (Electronic equipment, instruments & components)	240,000	921
	Eclat Textile Co., Ltd. (Textiles, apparel & luxury goods)	141,000	1,596

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Asia—(continued)
	Taiwan—(continued)
	Feng TAY Enterprise Co., Ltd. (Textiles, apparel & luxury goods)	743,000	$4,242
	Globalwafers Co., Ltd. (Semiconductors & semiconductor equipment)	141,000	1,287
	Makalot Industrial Co., Ltd. (Textiles, apparel & luxury goods)	309,000	1,709
	Parade Technologies, Ltd. (Semiconductors & semiconductor equipment)	104,000	1,455
	Sinbon Electronics Co., Ltd. (Electronic equipment, instruments & components)	807,000	2,174
	TCI Co., Ltd. (Personal products)	326,343	5,510
	Voltronic Power Technology Corporation (Electrical equipment)	42,000	734
			25,291
	Thailand—4.1%
	Bangkok Chain Hospital PCL (Health care providers & services)	6,048,200	3,102
	Bangkok Expressway & Metro PCL (Transportation infrastructure)	7,034,100	2,096
	Home Product Center PCL (Specialty retail)	8,466,200	3,952
	Muangthai Capital PCL	1,400,900	2,108
			11,258
	Vietnam—0.4%
*	Hoa Phat Group JSC (Metals & mining)	848,782	1,133

	Emerging Latin America—17.7%
	Argentina—0.6%
*	Globant S.A. (Software)†	28,123	1,584
	Brazil—15.7%
	Arezzo Industria e Comercio S.A. (Textiles, apparel & luxury goods)	84,800	1,205
*	Azul S.A.—ADR (Airlines)	107,926	2,989
	BK Brasil Operacao e Assessoria a Restaurantes S.A. (Hotels, restaurants & leisure)	206,200	1,100
	Construtora Tenda S.A. (Household durables)	420,536	3,482
	CVC Brasil Operadora e Agencia de Viagens S.A. (Hotels, restaurants & leisure)	245,600	3,877
	IRB Brasil Resseguros S.A. (Insurance)	366,800	7,899
	Localiza Rent a Car S.A. (Road & rail)	655,095	5,028
	Magazine Luiza S.A. (Multiline retail)	154,400	7,213
*	Notre Dame Intermedica Participacoes S.A. (Health care providers & services)	420,300	3,154
*	Rumo S.A. (Road & rail)	702,200	3,080
	Sul America S.A. (Insurance)	216,600	1,598
	Tegma Gestao Logistica S.A. (Road & rail)	405,900	2,880
			43,505

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	79

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

	Issuer	Shares	Value

	Common Stocks—(continued)

	Emerging Latin America—(continued)
	Mexico—1.4%
	Banco del Bajio S.A. (Banks)	1,134,562	$2,208
	Grupo Aeroportuario del Sureste S.A.B. de C.V.—ADR (Transportation infrastructure)	5,652	851
	Grupo Cementos de Chihuahua S.A.B. de C.V. (Construction materials)	134,600	691
			3,750

	Emerging Europe, Mid-East, Africa—8.4%
	Czech Republic—0.5%
	Moneta Money Bank A.S. (Banks)	415,604	1,341
	Kenya—0.9%
	Safaricom, Ltd. (Wireless telecommunication services)	11,262,400	2,459
	Poland—1.2%
*	Dino Polska S.A. (Food & staples retailing)	129,820	3,325
	Romania—1.0%
	Banca Transilvania S.A. (Banks)	5,711,685	2,819
	Russia—0.3%
	TCS Group Holding plc-GDR (Banks)	57,297	892
	South Africa—3.5%
	AVI, Ltd. (Food products)	214,446	1,515
	Capitec Bank Holdings, Ltd. (Banks)	37,302	2,899
	Clicks Group, Ltd. (Food & staples retailing)	190,370	2,533
	Mr Price Group, Ltd. (Specialty retail)	113,210	1,937
	Santam, Ltd. (Insurance)	40,362	832
			9,716
	Turkey—0.6%
	Arcelik A.S. (Household durables)	574,527	1,714
	United Arab Emirates—0.4%
	NMC Health plc (Health care providers & services)	31,180	1,087
	Total Common Stocks—99.3% (cost $266,069)		275,030

Issuer	Shares	Value

Preferred Stocks
Brazil—1.1%
Metalurgica Gerdau S.A. (Metals & mining)	241,500	$433
Randon Participacoes S.A. (Machinery)	1,104,950	2,640
		3,073
Total Preferred Stocks—1.1% (cost $2,736)		3,073
Total Investments—100.4% (cost $268,805)		278,103
Liabilities, plus cash and other assets—(0.4)%		(1,168)
Net assets—100.0%		$276,935

ADR = American Depository Receipt

GDR = Global Depository Receipt

* = Non-income producing security

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

80	Annual Report	December 31, 2018

Emerging Markets Small Cap Growth Fund

Portfolio of Investments, December 31, 2018

At December 31, 2018, the Fund’s Portfolio of Investments includes the following industry categories (as a percentage of long-term investments):

Consumer Discretionary	25.6%
Financials	16.8%
Consumer Staples	15.5%
Industrials	13.0%
Health Care	8.9%
Information Technology	8.1%
Materials	5.8%
Communication Services	2.6%
Utilities	1.8%
Real Estate	1.1%
Energy	0.8%
Total	100.0%

At December 31, 2018, the Fund’s Portfolio of Investments includes the following currency categories (as a percentage of long-term investments):

Indian Rupee	24.8%
Brazilian Real	15.7%
Hong Kong Dollar	11.4%
New Taiwan Dollar	9.1%
South Korean Won	7.8%
Indonesian Rupiah	6.0%
Thai Baht	4.1%
U.S. Dollar	3.9%
South African Rand	3.5%
Malaysian Ringgit	3.5%
Yuan Renminbi	3.4%
Polish Zloty	1.2%
Mexican Peso	1.0%
Romanian Leu	1.0%
All Other Currencies	3.6%
Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	81

Fixed Income Market Review and Outlook

The Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) returned +0.01% during 2018. As interest rates rose, risk spreads widened over the course of the year. Fixed-rate U.S. Treasuries outperformed corporate and agency mortgage-backed securities (“MBSs”) after controlling for the effects of duration.

The Federal Open Market Committee (“FOMC”) increased the target range of the federal funds rate four times during 2018, by 0.25% each time. The FOMC has now hiked rates nine times since 2015 when the federal funds rate was near the zero lower bound. At the end of 2018, the fed funds futures market carried an implied probability that the FOMC will not change the target range of the federal funds rate during 2019.

The FOMC continued to execute its plan to shrink the Federal Reserve’s (the “Fed”) balance sheet during 2018. Beginning in October, the FOMC permitted the balance sheet to shrink by no more than $50 billion per-month. At the $50 billion per-month pace of reduction, the FOMC was no longer required to purchase agency mortgage-backed securities.

While the FOMC’s policy decisions influenced the markets during 2018, technical factors also impacted segments of the bond market. In the beginning of 2018, U.S. corporate tax reform and repatriation of cash created heavy demand for U.S. money market instruments and simultaneous selling pressure of securities tied to the London Interbank Offering Rate (“LIBOR”) as cash held in offshore accounts came back to U.S. money market funds. The U.S. Treasury’s pattern of bond issuance also influenced the market, as issuance was concentrated on short- and intermediate-term maturities that put upward pressure on corresponding interest rates. This issuance pattern likely contributed to the flattening yield curve experienced during the year. Finally, long-term fixed income mutual funds experienced sustained outflows during the fourth quarter of the year, and those outflows created selling pressure within segments of the bond market that increased risk spreads. These technical pressures impacted the market by increasing implied volatility and widening risk spreads.

U.S. Treasury Inflation-Protected Securities (“TIPS”) underperformed fixed-rate Treasuries during 2018, as market-implied breakeven inflation rates decreased to levels below the FOMC’s stated objective of 2.0% to 2.5% per year.

Agency MBSs generated positive total returns during 2018. The best-performing segments of the market were higher-coupon 30-year pools (coupons of 6.0% and 6.5%). 30-year pools with coupons of 5.5% or less earned positive total returns but underperformed similar-duration U.S. Treasuries.

Corporate bonds of all tenors, credit qualities, and sectors underperformed similar-maturity Treasury instruments during the year. Only high-quality, short-term corporate bonds generated positive total returns. All other segments of the corporate bond market experienced negative total returns during the year. High yield corporate bonds underperformed investment-grade corporate bonds during the year.

We believe that the FOMC will be measured in its decisions to increase the target range of the federal funds rate in 2019. The U.S. economy is growing; forecasters predict a real GDP growth rate of approximately 3.0% during 2019. In addition, the U.S. labor market is adding jobs and the unemployment rate is at 3.8% as of December 2018. Estimates of wage inflation are roughly 3.9%, while estimates of core personal consumption expenditures (“PCEs”) have been roughly 1.9%. Macroeconomic theory predicts that a robust labor market creates wage inflation, which in turns spurs broader inflation. We believe that the FOMC will not raise the federal funds rate if these inflationary pressures deteriorate.

We believe that the FOMC’s plans to reduce the size of the Fed’s balance sheet will continue to be executed with little disruption to the markets. We believe this is attributable, in part, to strong communication efforts, adequate advance notice, and the absence of security sales to reduce the balance sheet since the balance sheet is being reduced solely through maturities and paydowns. However, we believe the lower-coupon MBSs that were purchased by the Fed will underperform higher-coupon alternatives when the FOMC ends its campaign of purchasing agency MBSs.

As previously stated, TIPS currently have market-implied breakeven inflation rates that are below the FOMC’s stated target range of 2.0% to 2.5%. We believe TIPS are an attractive alternative to fixed-rate Treasuries to mitigate the effects of rising rates driven by accelerating inflationary pressures.

We believe that spread sectors remain attractive relative to Treasuries over the intermediate- to long-term. Corporate risk premiums are at levels above their longer-term averages, and we believe there are now attractive opportunities after risk spreads increased during the year. Risk premiums of higher-coupon segments of the agency MBS market remain attractive. In addition,

82	Annual Report	December 31, 2018

Fixed Income Market Review and Outlook (continued)

we believe U.S. Treasuries in general are likely to underperform as the Fed’s balance sheet is reduced and if the FOMC further increases the federal funds rate

We believe that higher-coupon segments (30-year coupon rates of 5.0% and above) of the agency MBS market offer compelling value. These segments of the agency MBS market offer attractive spreads and a defensive duration profile. The key risk of these securities is that the underlying borrowers are “in-the-money” to refinance their loan. We believe this risk can be mitigated by focusing on pools comprised of borrowers that do not have the economic incentive to refinance their loans: low-loan balance pools.

We believe there are opportunities in the corporate bond market, as risk spreads have increased to levels above the Bloomberg Barclays U.S. Corporate Bond Index’s longer-term average. We remain concerned about company-specific risks, including shareholder-friendly activities such as leveraged finance mergers and acquisitions, large share repurchases, and special dividends. Importantly, we do not believe the market will enter a period of excessive leveraged buyout activity.

December 31, 2018	William Blair Funds	83

Bond Fund

The Bond Fund seeks to outperform the Bloomberg Barclays U.S. Aggregate Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Paul J. Sularz Christopher T. Vincent

The William Blair Bond Fund (Class N shares) returned -2.42%, net of fees, for the twelve months ended December 31, 2018. By comparison, the Fund’s benchmark index, the Bloomberg Barclays U.S. Aggregate Index (the “Index”), returned 0.01%.

Multiple factors detracted from the Fund’s performance relative to the Index during the year. The Fund’s sector positioning detracted from results, as the Fund was underweight fixed-rate U.S. Treasuries and overweight corporate bonds and agency mortgage-backed securities. The Fund’s overweight to investment-grade corporate bonds with longer maturities and exposure to BB-rated high yield corporate bonds detracted from the Fund’s performance. An allocation to U.S. Treasury Inflation-Protected Securities (TIPS) detracted from results. A position in corporate bonds issued by Abbvie, Inc. negatively impacted the Fund’s relative performance during the year.

The Fund experienced positive selection results from its holdings in corporate bonds issued by AT&T, Inc., JBS USA LUX SA, Verizon Communications, Inc., Union Pacific Corporation, and McDonald’s Corporation.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund beginning on page 82 for additional information.

84	Annual Report	December 31, 2018

Bond Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2018

	1 Year	3 Year	5 Year	10 Year
Class N	(2.42)%	1.89%	2.09%	4.31%
Class I	(2.31)	2.08	2.30	4.50
Institutional Class	(2.26)	2.15	2.38	4.61
Bloomberg Barclays U.S. Aggregate Index	0.01	2.06	2.52	3.48

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bloomberg Barclays U.S. Aggregate Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2018. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

December 31, 2018	William Blair Funds	85

Bond Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

	Principal
Issuer	Amount	Value

U.S. Government and U.S. Government Agency—52.5%
U.S. Treasury Inflation Indexed Notes/Bonds—6.3%
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	$20,766	$26,455
U.S. Treasury—0.1%
U.S. Treasury Floating Rate Note, 3M Treasury money market yield + 0.070%, 2.551%, due 4/30/19(a)	500	500
Federal Home Loan Mortgage Corp. (FHLMC)—13.8%
#B13747, 5.000%, due 4/1/19	7	7
#J02986, 6.500%, due 7/1/21	7	7
#G12720, 5.500%, due 6/1/22	15	15
#D95621, 6.500%, due 7/1/22	324	335
#G14150, 4.500%, due 4/1/26	1,014	1,053
#J16051, 4.500%, due 7/1/26	585	607
#G02210, 7.000%, due 12/1/28	48	54
#G02183, 6.500%, due 3/1/30	12	13
#G01728, 7.500%, due 7/1/32	78	92
#C01385, 6.500%, due 8/1/32	62	71
#C01623, 5.500%, due 9/1/33	72	78
#A15039, 5.500%, due 10/1/33	2	2
#A17603, 5.500%, due 1/1/34	1,645	1,781
#G01843, 6.000%, due 6/1/35	14	15
#G03711, 6.000%, due 6/1/37	457	503
#G04126, 6.000%, due 6/1/37	1,378	1,513
#A62858, 6.500%, due 7/1/37	78	91
#G03170, 6.500%, due 8/1/37	146	165
#A66843, 6.500%, due 10/1/37	629	728
#G07837, 6.500%, due 2/1/38	2,049	2,354
#G04053, 5.500%, due 3/1/38	567	614
#A78138, 5.500%, due 6/1/38	231	249
#G04641, 6.000%, due 6/1/38	1,070	1,172
#G04466, 5.500%, due 7/1/38	11,629	12,600
#G04544, 6.000%, due 8/1/38	617	674
#A81799, 6.500%, due 9/1/38	348	378
#G06964, 5.500%, due 11/1/38	1,679	1,818
#G05723, 6.500%, due 11/1/38	942	1,087
#G60366, 6.000%, due 10/1/39	12,444	13,663
#G05875, 5.500%, due 2/1/40	433	467
#G61450, 6.000%, due 4/1/40	12,227	13,576
#G61050, 5.500%, due 3/1/41	464	500
#C03665, 9.000%, due 4/1/41	406	467
#G06583, 5.000%, due 6/1/41	1,336	1,433
Total FHLMC Mortgage Obligations		58,182
Federal National Mortgage Association (FNMA)—32.3%
#788424, 5.500%, due 9/1/19	1	1
#900725, 6.000%, due 8/1/21	14	14
#893325, 7.000%, due 9/1/21	4	4
#949589, 5.500%, due 8/1/22	1,159	1,193
#949592, 6.000%, due 8/1/22	1,800	1,866
#AC5410, 4.500%, due 10/1/24	215	223
#AL8529, 6.000%, due 11/1/24	2,705	2,815
#AC9560, 5.000%, due 1/1/25	869	903
#255956, 5.500%, due 10/1/25	10	11

	Principal
Issuer	Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#AL2853, 4.500%, due 6/1/26	$4,438	$4,607
#AL9730, 4.500%, due 2/1/27	1,399	1,452
#AL2134, 4.000%, due 7/1/27	211	217
#AL9857, 4.000%, due 2/1/29	8,296	8,512
#252925, 7.500%, due 12/1/29	1	1
#AD0729, 7.500%, due 12/1/30	7,408	8,566
#535977, 6.500%, due 4/1/31	6	6
#253907, 7.000%, due 7/1/31	1	1
#545339, 6.500%, due 11/1/31	31	35
#587849, 6.500%, due 11/1/31	7	8
#618547, 6.500%, due 11/1/31	3,816	4,254
#545437, 7.000%, due 2/1/32	36	41
#545759, 6.500%, due 7/1/32	311	351
#545869, 6.500%, due 7/1/32	1,040	1,170
#670385, 6.500%, due 9/1/32	475	531
#254548, 5.500%, due 12/1/32	31	33
#703391, 5.000%, due 5/1/33	106	113
#708993, 5.000%, due 6/1/33	20	22
#730131, 5.000%, due 8/1/33	46	49
#741850, 5.500%, due 9/1/33	349	377
#555800, 5.500%, due 10/1/33	34	37
#756153, 5.500%, due 11/1/33	396	428
#AL3455, 5.500%, due 11/1/33	4,886	5,297
#AL3401, 5.500%, due 2/1/34	952	1,031
#763798, 5.500%, due 3/1/34	61	66
#725611, 5.500%, due 6/1/34	74	80
#745563, 5.500%, due 8/1/34	443	478
#794474, 6.000%, due 10/1/34	36	39
#745092, 6.500%, due 7/1/35	244	276
#357944, 6.000%, due 9/1/35	12	13
#AD0979, 7.500%, due 10/1/35	57	66
#745349, 6.500%, due 2/1/36	209	244
#888305, 7.000%, due 3/1/36	8	9
#895637, 6.500%, due 5/1/36	54	61
#831540, 6.000%, due 6/1/36	16	18
#893318, 6.500%, due 8/1/36	8	8
#310037, 6.500%, due 10/1/36	132	151
#831926, 6.000%, due 12/1/36	453	494
#902974, 6.000%, due 12/1/36	118	127
#AB0265, 6.000%, due 2/1/37	10,168	11,221
#938440, 6.000%, due 7/1/37	73	80
#948689, 6.000%, due 8/1/37	132	142
#888703, 6.500%, due 8/1/37	3,099	3,616
#888530, 7.500%, due 8/1/37	927	1,093
#AL6411, 7.000%, due 12/1/37	1,993	2,242
#AL0904, 5.500%, due 1/1/38	96	104
#889371, 6.000%, due 1/1/38	2,263	2,503
#962058, 6.500%, due 3/1/38	1,033	1,185
#934006, 6.500%, due 9/1/38	260	304
#986856, 6.500%, due 9/1/38	103	118
#991911, 7.000%, due 11/1/38	112	120
#AL3775, 5.000%, due 1/1/39	1,334	1,428
#AD0752, 7.000%, due 1/1/39	508	604
#AA7611, 5.000%, due 5/1/39	571	611
#AA8443, 5.000%, due 6/1/39	150	161
#AC1619, 5.500%, due 8/1/39	347	374
#AD0315, 6.500%, due 8/1/39	1,637	1,864

See accompanying Notes to Financial Statements.

86	Annual Report	December 31, 2018

Bond Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#AC9569, 5.000%, due 2/1/40		$1,214	$1,301
#AD0761, 5.000%, due 2/1/40		189	202
#AD1594, 5.000%, due 2/1/40		195	209
#932751, 5.000%, due 4/1/40		2,708	2,902
#AD7137, 5.500%, due 7/1/40		3,473	3,764
#BM1689, 5.500%, due 8/1/40		2,855	3,092
#AH5585, 5.000%, due 2/1/41		127	137
#AI1201, 5.500%, due 4/1/41		4,262	4,544
#AL5815, 5.500%, due 4/1/41		3,488	3,783
#BM3525, 6.000%, due 4/1/41		12,237	13,541
#AI6071, 5.000%, due 6/1/41		1,220	1,307
#AI4222, 5.000%, due 7/1/41		93	99
#AL0672, 5.000%, due 7/1/41		2,124	2,277
#AL0913, 6.000%, due 7/1/41		1,269	1,394
#AL9226, 5.500%, due 12/1/41		14,322	15,531
#AL9225, 6.000%, due 1/1/42		6,379	7,055
#AK2733, 5.000%, due 2/1/42		1,423	1,524
Total FNMA Mortgage Obligations			136,731

Asset-Backed Securities—1.6%
Tesla Auto Lease Trust—144A, 2018-A, Tranche D, 3.300%, 5/20/20	Baa2	500	499
Centre Point Funding LLC—144A, 2012-2A, Tranche 1, 2.610%, 8/20/21	Baa1	1,437	1,418
SLM Private Education Loan Trust—144A, 2011-A, Tranche A3, 1M USD LIBOR + 2.500%, 4.955%, 1/15/43, VRN	AAA	4,868	4,935
Total Asset-Backed Securities			6,852

Corporate Obligations—45.9%
Ford Motor Credit Co. LLC, 8.125%, due 1/15/20	BBB	4,000	4,154
UBS Group Funding Switzerland AG, 5 year USD ICE Swap + 5.497%, 6.875%, due 3/22/21, VRN	BBB-	2,000	2,007
JBS USA LUX SA / JBS USA Finance, Inc.—144A, 7.250%, due 6/1/21	BB-	3,000	3,030
Fresenius Medical Care US Finance II, Inc.—144A, 5.875%, due 1/31/22	BBB-	2,460	2,566
Masco Corporation, 5.950%, due 3/15/22	BBB	4,050	4,295
Discover Financial Services, 5.200%, due 4/27/22	BBB+	3,000	3,115
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	BBB+	3,900	3,943
Navient Corporation, 5.500%, due 1/25/23	BB	2,000	1,758
Toll Brothers Finance Corporation, 4.375%, due 4/15/23	BBB-	4,500	4,241
Itau Unibanco Holding S.A.—144A, 5.125%, due 5/13/23	Ba3	2,500	2,515
	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

Corporate Obligations—(continued)
Wells Fargo & Co., 4.480%, due 1/16/24	A	$4,250	$4,306
Lennar Corporation, 4.500%, due 4/30/24	BBB-	2,450	2,321
Banco Inbursa S.A. Institucion de Banca Multiple—144A, 4.125%, due 6/6/24	BBB+	2,500	2,369
Grupo Bimbo S.A.B. de C.V.—144A, 3.875%, due 6/27/24	BBB	2,500	2,461
Iron Mountain, Inc., 5.750%, due 8/15/24	B	675	643
SBA Communications Corporation, 4.875%, due 9/1/24	BB-	2,500	2,359
HSBC Holdings plc, 5 year USD ICE Swap + 3.705%, 6.375%, due 9/17/24, VRN	BBB	5,000	4,662
JPMorgan Chase & Co., 3M USD LIBOR + 3.330%, 6.100%, due 10/1/24, VRN	Baa2	4,265	4,244
Owens Corning, 4.200%, due 12/1/24	BBB	4,500	4,470
Cemex S.A.B. de C.V.—144A, 5.700%, due 1/11/25	BB	3,000	2,884
Centene Corporation, 4.750%, due 1/15/25	BB+	2,000	1,915
Booz Allen Hamilton, Inc.—144A, 5.125%, due 5/1/25	B+	3,000	2,865
DaVita, Inc., 5.000%, due 5/1/25	Ba3	2,500	2,278
Simon Property Group L.P., 3.300%, due 1/15/26	A	4,500	4,342
Penske Automotive Group, Inc., 5.500%, due 5/15/26	Ba3	2,200	2,054
Vale Overseas, Ltd., 6.250%, due 8/10/26	BBB+	3,000	3,247
Post Holdings, Inc.—144A, 5.000%, due 8/15/26	B+	3,000	2,745
United Rentals North America, Inc., 5.875%, due 9/15/26	BB	2,500	2,366
Xylem, Inc., 3.250%, due 11/1/26	BBB	2,225	2,118
Netflix, Inc., 4.375%, due 11/15/26	BB-	2,000	1,820
Glencore Funding LLC—144A, 4.000%, due 3/27/27	BBB+	5,000	4,560
Hess Corporation, 4.300%, due 4/1/27	BBB-	4,500	4,130
The Chemours Co., 5.375%, due 5/15/27	BB-	3,000	2,715
Sirius XM Radio, Inc.—144A, 5.000%, due 8/1/27	BB	2,500	2,294
Lear Corporation, 3.800%, due 9/15/27	BBB-	3,000	2,745
Motorola Solutions, Inc., 4.600%, due 2/23/28	BBB-	4,500	4,408
The Kroger Co., 8.000%, due 9/15/29	Baa1	4,100	5,064
Yum! Brands, Inc., 6.875%, due 11/15/37	B+	3,000	2,955

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	87

Bond Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

	NRSRO
	Rating	Principal
Issuer	(unaudited)	Amount	Value

Corporate Obligations—(continued)
ConocoPhillips, 6.500%, due 2/1/39	A	$3,500	$4,339
Petroleos Mexicanos, 6.500%, due 6/2/41	BBB+	2,500	2,076
Express Scripts Holding Co., 6.125%, due 11/15/41	A-	4,200	4,719
Citigroup, Inc., 5.875%, due 1/30/42	A	4,000	4,536
Bank of America Corporation, 5.875%, due 2/7/42	A+	4,000	4,652
Cox Communications, Inc.—144A, 4.700%, due 12/15/42	BBB+	4,300	3,799
Mexichem S.A.B. de C.V.—144A, 5.875%, due 9/17/44	BBB	3,500	3,164
AbbVie, Inc., 4.700%, due 5/14/45	A-	4,500	4,107
ERP Operating L.P., 4.500%, due 6/1/45	A	4,500	4,528
The Goldman Sachs Group, Inc., 4.750%, due 10/21/45	A	3,500	3,338
Apple, Inc., 4.650%, due 2/23/46	AA+	3,500	3,714
PepsiCo, Inc., 4.450%, due 4/14/46	A+	3,500	3,664
Verizon Communications, Inc., 4.125%, due 8/15/46	A-	4,000	3,543
Brookfield Finance, Inc., 4.700%, due 9/20/47	A-	5,000	4,615
CVS Health Corporation, 5.050%, due 3/25/48	BBB	4,500	4,393
Microsoft Corporation, 4.750%, due 11/3/55	AAA	3,500	3,929
AT&T, Inc., 5.700%, due 3/1/57	A-	4,500	4,445
Comcast Corporation, 4.950%, due 10/15/58	A-	2,000	2,039
Corning, Inc., 5.850%, due 11/15/68	BBB+	4,400	4,470
Petrobras Global Finance BV, 6.850%, due 6/5/15	Ba2	3,325	2,983
Total Corporate Obligations			194,017
Total Long-Term Investments—100.0% (cost $436,240)			422,737
Total Investments—100.0% (cost $436,240)			422,737

	Principal
Issuer	Amount	Value

Securities Sold, Not Yet Purchased

U.S. Government Agency—(4.6)%
Federal National Mortgage Association (FNMA)—(4.6)%
TBA, 3.000%, due 1/1/49	$(20,000)	$(19,496)
Total Securities Sold, Not Yet Purchased—(4.6)% (proceeds $19,193)		(19,496)
Cash and other assets, less liabilities—4.6%		19,305
Net assets—100.0%		$422,546

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by any of Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

TBA = To Be Announced—TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after December 31, 2018. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made.

VRN = Variable Rate Note

(a) Security, or a portion of security, is segregated as collateral for the centrally cleared credit default swap, aggregating a total of $256.

Centrally Cleared Credit Default Swaps

Upfront
						Notional	Payment		Unrealized
	Buy/Sell	Fixed Deal	Payment	Maturity	Cleared	Amount	Paid		Appreciation
Reference Entity	Protection	Pay Rate	Frequency	Date	Exchange	(in thousands)	(Received)	Value	(Depreciation)
				December	Intercontinental
CDX.IG-31	Buy	1.000%	3M	2023	Exchange	$25,000	(423)	(147)	$276

See accompanying Notes to Financial Statements.

88	Annual Report	December 31, 2018

Income Fund

The Income Fund seeks a high level of current income with relative stability of principal.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Christopher T. Vincent

The William Blair Income Fund (Class N shares) returned -0.86%, net of fees, for the twelve months ended December 31, 2018. By comparison, the Fund’s benchmark index, the Bloomberg Barclays Intermediate Government/Credit Bond Index (the “Index”), returned 0.88%.

Multiple factors detracted from the Fund’s performance relative to the Index during the year. The Fund’s sector positioning detracted from results, as the Fund was underweight fixed-rate U.S. Treasuries and overweight agency mortgage-backed securities. An allocation to U.S. Treasury Inflation-Protected Securities (TIPS) detracted from the Fund’s results. Positions in corporate bonds issued by Toll Brothers Finance Corporation and Abbvie, Inc. negatively impacted the Fund’s relative performance during the year.

The Fund experienced favorable security selection results from its holdings of corporate bonds domiciled in emerging markets. In particular, a position in bonds issued by Vale Overseas, Ltd. contributed to results.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund beginning on page 82 for additional information.

December 31, 2018	William Blair Funds	89

Income Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2018

	1 Year	3 Year	5 Year	10 Year
Class N	(0.86)%	1.00%	1.29%	3.15%
Class I	(0.69)	1.25	1.51	3.36
Bloomberg Barclays Intermediate Government/Credit Bond Index	0.88	1.70	1.86	2.90

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bloomberg Barclays Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2018. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

90	Annual Report	December 31, 2018

Income Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—61.4%
U.S. Treasury Inflation Indexed Notes/Bonds—3.1%
U.S. Treasury Inflation Indexed Bond, 3.875%, due 4/15/29	$1,384	$1,763
Federal Home Loan Mortgage Corp. (FHLMC)—13.5%
#J05444, 6.000%, due 8/1/22	22	22
#E02388, 6.000%, due 9/1/22	35	36
#E02490, 6.000%, due 4/1/23	41	42
#J13022, 4.000%, due 9/1/25	345	354
#G14150, 4.500%, due 4/1/26	96	100
#J16051, 4.500%, due 7/1/26	660	686
#A17603, 5.500%, due 1/1/34	476	516
#G01705, 5.500%, due 6/1/34	888	962
#A45790, 7.500%, due 5/1/35	89	97
#G04126, 6.000%, due 6/1/37	210	230
#G03201, 6.500%, due 6/1/37	128	146
#A66843, 6.500%, due 10/1/37	201	233
#G04564, 6.000%, due 12/1/37	184	203
#A81799, 6.500%, due 9/1/38	195	212
#G05566, 5.500%, due 12/1/38	118	127
#G60366, 6.000%, due 10/1/39	928	1,019
#G05875, 5.500%, due 2/1/40	87	93
#G61450, 6.000%, due 4/1/40	1,191	1,323
#C03665, 9.000%, due 4/1/41	197	226
#G06583, 5.000%, due 6/1/41	1,052	1,128
Total FHLMC Mortgage Obligations		7,755
Federal National Mortgage Association (FNMA)—44.8%
#751313, 5.000%, due 3/1/19	2	2
#458147, 10.000%, due 8/15/20	1	1
#880991, 5.500%, due 1/1/22	44	45
#735574, 8.000%, due 3/1/22	35	36
FNR G93-19 SH, 1M LIBOR + 56.169%, 11.234%, due 4/25/23, VRN	11	12
#982885, 5.000%, due 5/1/23	203	212
#AL0955, 6.000%, due 5/1/23	103	105
#933985, 5.500%, due 8/1/23	112	115
#AL8529, 6.000%, due 11/1/24	2,306	2,399
#255956, 5.500%, due 10/1/25	30	32
#AH0971, 4.000%, due 12/1/25	335	343
#AL2853, 4.500%, due 6/1/26	574	596
#AJ6954, 4.000%, due 11/1/26	151	155
#AL9730, 4.500%, due 2/1/27	1,119	1,161
#256639, 5.000%, due 2/1/27	6	6
#806458, 8.000%, due 6/1/28	77	84
#AL9857, 4.000%, due 2/1/29	6,526	6,696
#880155, 8.500%, due 7/1/29	182	204
#797846, 7.000%, due 3/1/32	43	44
#745519, 8.500%, due 5/1/32	51	58
#654674, 6.500%, due 9/1/32	35	38
#254693, 5.500%, due 4/1/33	5	6
#555531, 5.500%, due 6/1/33	50	54
#711736, 5.500%, due 6/1/33	72	78
#555591, 5.500%, due 7/1/33	8	9
#AL3455, 5.500%, due 11/1/33	1,435	1,556
#776964, 5.000%, due 4/1/34	243	260
Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#725424, 5.500%, due 4/1/34		$54	$58
#888884, 5.500%, due 12/1/35		117	126
#888703, 6.500%, due 8/1/37		655	764
#928658, 6.500%, due 9/1/37		21	23
#AL6411, 7.000%, due 12/1/37		638	717
#962058, 6.500%, due 3/1/38		334	383
#991911, 7.000%, due 11/1/38		72	77
#AC9569, 5.000%, due 2/1/40		162	173
#BM1689, 5.500%, due 8/1/40		386	418
#AL5815, 5.500%, due 4/1/41		498	540
#BM3525, 6.000%, due 4/1/41		1,086	1,202
#AL9226, 5.500%, due 12/1/41		4,526	4,908
#AL9225, 6.000%, due 1/1/42		1,754	1,940
Total FNMA Mortgage Obligations			25,636

Asset-Backed Securities—3.5%
Capital One Multi-Asset Execution Trust, 2016-A1, Tranche A1, 1M LIBOR + 0.450%, 2.905%, 2/15/22, VRN	AAA	500	500
Chase Issuance Trust, 2018-A1, Tranche A1, 1M USD LIBOR + 0.200%, 2.655%, 4/17/23, VRN	AAA	500	499
Verizon Owner Trust, 2018-A, Tranche A1B, 1M USD LIBOR + 0.240%, 2.710%, 4/20/23, VRN	AAA	500	500
SLM Private Education Loan Trust—144A, 2011-A, Tranche A3, 1M USD LIBOR + 2.500%, 4.955%, 1/15/43, VRN	AAA	487	494
Total Asset-Backed Securities			1,993

Corporate Obligations—33.5%
JPMorgan Chase & Co., 3M USD LIBOR + 3.320%, 5.000%, due 7/1/19, VRN	Baa2	500	483
Burlington Northern Santa Fe LLC, 4.700%, due 10/1/19	A+	650	658
Citigroup, Inc., 2.450%, due 1/10/20	A	650	645
Branch Banking & Trust Co., 3M USD LIBOR + 0.450%, 2.886%, due 1/15/20, VRN	A1	500	500
Petroleos Mexicanos, 6.000%, due 3/5/20	BBB+	400	408
American Express Credit Corporation, 3M USD LIBOR + 0.730%, 3.419%, due 5/26/20, VRN	A2	500	501
Georgia-Pacific LLC—144A, 5.400%, due 11/1/20	A+	600	622
Mitsubishi UFJ Financial Group, Inc., 2.950%, due 3/1/21	A1	575	569

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	91

Income Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
HSBC Holdings plc, 3M USD LIBOR + 2.240%, 5.007%, due 3/8/21, VRN	AA-	$500	$512
Westpac Banking Corporation, 3M USD LIBOR + 1.000%, 3.618%, due 5/13/21, VRN	AA-	500	504
Chevron Corporation, 3M USD LIBOR + 0.950%, 3.579%, due 5/16/21, VRN	AA	500	506
The Charles Schwab Corporation, 3M LIBOR + 0.320%, 2.966%, due 5/21/21, VRN	A	500	498
Capital One Financial Corporation, 4.750%, due 7/15/21	A-	650	667
Apple, Inc., 1.550%, due 8/4/21	AA+	650	631
Verizon Communications, Inc., 3.500%, due 11/1/21	A-	650	657
Lloyds Banking Group plc, 3.000%, due 1/11/22	A+	500	484
Bancolombia S.A., 5.125%, due 9/11/22	BBB-	400	403
Jones Lang LaSalle, Inc., 4.400%, due 11/15/22	BBB+	625	632
Toll Brothers Finance Corporation, 4.375%, due 4/15/23	BBB-	400	377
Ryder System, Inc., 3.750%, due 6/9/23	A-	500	497
Wells Fargo & Co., 4.480%, due 1/16/24	A	650	659
The Goldman Sachs Group, Inc., 4.000%, due 3/3/24	A	650	642
Grupo Bimbo S.A.B. de C.V.—144A, 3.875%, due 6/27/24	BBB	500	492
BNP Paribas S.A., 4.250%, due 10/15/24	A	650	643
AbbVie, Inc., 3.600%, due 5/14/25	A-	650	624
ERP Operating L.P., 3.375%, due 6/1/25	A	650	639
Intercontinental Exchange, Inc., 3.750%, due 12/1/25	A	650	654
Simon Property Group L.P., 3.300%, due 1/15/26	A	650	627
ConocoPhillips Co., 4.950%, due 3/15/26	A	650	696
Brookfield Finance, Inc., 4.250%, due 6/2/26	A-	650	638
Vale Overseas, Ltd., 6.250%, due 8/10/26	BBB+	450	487
Amazon.com, Inc., 3.150%, due 8/22/27	AA-	650	628
Motorola Solutions, Inc., 4.600%, due 2/23/28	BBB-	400	392
The Kroger Co., 8.000%, due 9/15/29	Baa1	500	618
Total Corporate Obligations			19,193
Total Long-Term Investments—98.4% (cost $58,178)			56,340

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.500% dated 12/31/18, due 1/2/19, repurchase price $903, collateralized by Federal Home Loan Mortgage Corporation, 3.750%, due 3/27/19	$903	$903
Total Repurchase Agreement—1.6% (cost $903)		903

Commercial Paper
Chariot Funding LLC, 2.434%, due 1/2/19	400	400
Total Commercial Paper—0.7% (cost $400)		400
Total Investments—100.7% (cost $59,481)		57,643

Securities Sold, Not Yet Purchased

U.S. Government Agency—(8.5)%
Federal National Mortgage Association (FNMA)—(8.5)%
TBA, 2.500%, due 1/1/34	(5,000)	(4,883)
Total Securities Sold, Not Yet Purchased—(8.5)% (proceeds $4,839)		(4,883)
Cash and other assets, less liabilities—7.8%		4,455
Net assets—100.0%		$57,215

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by any of Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

TBA = To Be Announced—TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after December 31, 2018. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

92	Annual Report	December 31, 2018

Low Duration Fund

The Low Duration Fund seeks to maximize total return. Total return includes both income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Paul J. Sularz Christopher T. Vincent

The William Blair Low Duration Fund (Class N shares) returned 0.80%, net of fees, for the twelve months ended December 31, 2018. By comparison, the Fund’s benchmark index, the Bank of America/Merrill Lynch 1-Year U.S. Treasury Note Index (the “Index”), returned 1.86%.

Multiple factors detracted from the Fund’s performance relative to the Index during the year. The Fund had slightly more interest rate exposure than the Index, which detracted from the Fund’s results as interest rates rose throughout the year. The Fund’s holdings in agency mortgage-backed securities experienced gains during the year but underperformed relative to the Index.

The Fund’s holdings in floating-rate corporate bonds and asset-backed securities contributed to relative performance during the year.

Please refer to the Fixed Income Market Review and Outlook relating to the Fund beginning on page 82 for additional information.

December 31, 2018	William Blair Funds	93

Low Duration Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2018

	1 Year	3 Year	5 Year	Since Inception(a)
Class N	0.80%	0.94%	0.80%	1.01%
Class I	1.12	1.14	0.99	1.18
Institutional Class	1.15	1.18	1.03	1.28
Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index	1.86	1.06	0.70	0.58

(a)	Since inception is for the period from December 1, 2009 (Commencement of Operations) to December 31, 2018.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) fees. Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bank of America Merrill Lynch 1-Year U.S. Treasury Note Index is comprised of a single U.S. Treasury Note issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding U.S. Treasury Note that matures closest to, but not beyond one year from the rebalancing date.

This report identifies the Fund’s investments on December 31, 2018. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (Unaudited)

The sector diversification shown is based on the total investments.

94	Annual Report	December 31, 2018

Low Duration Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—51.3%
Federal Home Loan Mortgage Corp. (FHLMC)—14.3%
#B13870, 4.500%, due 5/1/19	$2	$2
#G11604, 5.000%, due 7/1/19	1	1
#G11596, 5.500%, due 8/1/19	2	2
#B17294, 5.000%, due 11/1/19	15	15
#B19222, 4.500%, due 4/1/20	18	18
#J02537, 5.000%, due 9/1/20	9	9
#G11836, 5.500%, due 12/1/20	4	4
#E02322, 5.500%, due 5/1/22	14	14
#G12725, 6.000%, due 6/1/22	65	66
#G13124, 6.000%, due 12/1/22	150	155
#J06871, 5.500%, due 1/1/23	30	31
#J08450, 5.500%, due 7/1/23	19	20
#J08703, 5.500%, due 9/1/23	35	36
#C00351, 8.000%, due 7/1/24	31	33
#J11208, 5.000%, due 11/1/24	47	48
#G00363, 8.000%, due 6/1/25	48	52
#C80329, 8.000%, due 8/1/25	11	12
#G04821, 8.500%, due 7/1/31	1,608	1,914
#G07837, 6.500%, due 2/1/38	1,112	1,277
#G04424, 6.000%, due 6/1/38	383	421
#G04641, 6.000%, due 6/1/38	1,254	1,374
#A81372, 6.000%, due 8/1/38	208	229
#G04687, 6.000%, due 9/1/38	52	58
#G04745, 6.000%, due 9/1/38	192	212
#A81799, 6.500%, due 9/1/38	183	199
#G06085, 6.500%, due 9/1/38	50	55
#G05723, 6.500%, due 11/1/38	856	988
#G61450, 6.000%, due 4/1/40	6,415	7,122
#4122, Tranche FP, 1M LIBOR + 0.400%, 2.855%, due 10/15/42, VRN	652	652
Total FHLMC Mortgage Obligations		15,019
Federal National Mortgage Association (FNMA)—37.0%
#766059, 5.500%, due 2/1/19	1	1
#766276, 5.000%, due 3/1/19	4	4
#751313, 5.000%, due 3/1/19	1	1
#779363, 5.000%, due 6/1/19	1	1
#785259, 5.000%, due 8/1/19	9	9
#761530, 5.500%, due 8/1/19	11	11
#788424, 5.500%, due 9/1/19	4	4
#761489, 5.500%, due 9/1/19	6	6
#725953, 5.000%, due 10/1/19	3	3
#357865, 5.000%, due 7/1/20	16	16
#879607, 5.500%, due 4/1/21	11	11
#831497, 6.000%, due 4/1/21	50	51
#831525, 5.500%, due 6/1/21	16	17
#880993, 6.000%, due 1/1/22	3	3
#888982, 6.000%, due 12/1/22	68	71
#972934, 5.500%, due 2/1/23	95	97
#889670, 5.500%, due 6/1/23	20	20
#AE0011, 5.500%, due 9/1/23	22	23
#995395, 6.000%, due 12/1/23	56	57
#190988, 9.000%, due 6/1/24	14	14
Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal National Mortgage Association (FNMA)—(continued)
#AL8529, 6.000%, due 11/1/2		$8,888	$9,250
#AL2853, 4.500%, due 6/1/26		1,731	1,797
#AL9730, 4.500%, due 2/1/27		1,678	1,742
#AL9857, 4.000%, due 2/1/29		2,458	2,522
#555933, 7.000%, due 6/1/32		441	491
#886762, 7.000%, due 9/1/36		253	296
#948637, 6.500%, due 8/1/37		251	285
#888703, 6.500%, due 8/1/37		2,445	2,853
#888530, 7.500%, due 8/1/37		1,853	2,187
#AL6411, 7.000%, due 12/1/37		1,993	2,241
#AD0100, 7.000%, due 12/1/38		606	695
#AD0315, 6.500%, due 8/1/39		376	427
#AE0934, 6.500%, due 10/1/39		1,995	2,286
#BM3525, 6.000%, due 4/1/41		3,909	4,326
#AL9226, 5.500%, due 12/1/41		3,378	3,663
#AL9225, 6.000%, due 1/1/42		3,190	3,528
Total FNMA Mortgage Obligations			39,009

Asset-Backed Securities—18.1%
Tesla Auto Lease Trust—144A, 2018-A, Tranche A, 2.320%, 12/20/19	Aaa	205	205
GM Financial Automobile Leasing Trust, 2017-3, Tranche A2B, 1M USD LIBOR + 0.240%, 2.710%, 1/21/20, VRN	Aaa	207	207
Ford Credit Auto Owner Trust, 2017-B, Tranche A2B, 1M USD LIBOR + 0.070%, 2.525%, 5/15/20, VRN	AAA	281	281
Nissan Auto Lease Trust, 2018-A, Tranche A2B, 1M USD LIBOR + 0.150%, 2.605%, 2/16/21, VRN	AAA	1,500	1,501
Chase Issuance Trust, 2016-A1, Tranche A, 1M LIBOR + 0.410%, 2.865%, 5/15/21, VRN	AAA	1,024	1,025
Bank of America Credit Card Trust, 2014-A1, Tranche A, 1M LIBOR + 0.380%, 2.835%, 6/15/21, VRN	AAA	1,000	1,000
GM Financial Consumer Automobile Receivables Trust, 2018-3, Tranche A2B, 1M USD LIBOR +0.110%, 2.565%, 7/16/21, VRN	AAA	2,000	2,001
MBNA Credit Card Master Note Trust, 2004-A3, Tranche A3, 1M LIBOR + 0.260%, 2.715%, 8/16/21, VRN	AAA	1,500	1,500
Ford Credit Auto Owner Trust, 2018-B, Tranche A2B, 1M USD LIBOR +0.120%, 2.575%, 9/15/21, VRN	Aaa	650	650

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	95

Low Duration Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Asset-Backed Securities—(continued)
American Express Credit Account Master Trust, 2014-1, Tranche A, 1M LIBOR + 0.370%, 2.825%, 12/15/21, VRN	AAA	$1,000	$1,001
Capital One Multi-Asset Execution Trust, 2014-A3, Tranche A3, 1M LIBOR + 0.380%, 2.835%, 1/18/22, VRN	AAA	1,110	1,110
PFS Financing Corporation—144A, 2018-A, Tranche A, 1M USD LIBOR +0.400%, 2.855%, 2/15/22, VRN	AAA	1,500	1,499
Verizon Owner Trust—144A, 2017-3A, Tranche A1B, 1M USD LIBOR +0.270%, 2.740%, 4/20/22, VRN	AAA	1,500	1,501
Mercedes-Benz Master Owner Trust—144A, 2017-BA, Tranche A, 1M LIBOR + 0.420%, 2.875%, 5/16/22, VRN	Aaa	2,280	2,281
GMF Floorplan Owner Revolving Trust—144A, 2017-2, Tranche A2, 1M USD LIBOR +0.430%, 2.885%, 7/15/22, VRN	Aaa	1,000	999
SLM Private Education Loan Trust—144A, 2011-A, Tranche A3, 1M USD LIBOR + 2.500%, 4.955%, 1/15/43, VRN	AAA	2,288	2,319
Total Asset-Backed Securities			19,080

Corporate Obligations—29.4%
Mondelez International Holdings Netherlands BV—144A, 3M USD LIBOR + 0.610%, 3.119%, due 10/28/19, VRN	A3	1,750	1,749
Daimler Finance North America LLC—144A, 3M USD LIBOR + 0.620%, 3.140%, due 10/30/19, VRN	A	1,600	1,602
Citigroup, Inc., 3M USD LIBOR + 0.790%, 3.204%, due 1/10/20, VRN	A	1,750	1,753
Branch Banking & Trust Co., 3M USD LIBOR + 0.450%, 2.886%, due 1/15/20, VRN	A1	1,700	1,699
Capital One Financial Corporation, 3M USD LIBOR + 0.760%, 3.378%, due 5/12/20, VRN	A-	1,750	1,750
Diageo Capital plc, 3M USD LIBOR +0.240%, 2.880%, due 5/18/20, VRN	A-	750	747
Harley-Davidson Financial Services, Inc.—144A, 3M USD LIBOR +0.500%, 3.146%, due 5/21/20, VRN	A	1,000	999
Issuer	NRSRO Rating (unaudited)	Principal Amount	Value

Corporate Obligations—(continued)
National Australia Bank Ltd.—144A, 3M USD LIBOR + 0.510%, 3.187%, due 5/22/20, VRN	AA-	$1,750	$1,750
John Deere Capital Corporation, 3M USD LIBOR + 0.290%, 3.114%, due 6/22/20, VRN	A	1,000	1,000
Nissan Motor Acceptance Corp.—144A, 3M USD LIBOR + 0.390%, 2.826%, due 7/13/20, VRN	A	1,250	1,241
Caterpillar Financial Services Corporation, 3M USD LIBOR +0.290%, 3.026%, due 9/4/20, VRN	A	1,000	997
Apple, Inc., 3M USD LIBOR + 1.130%, 3.807%, due 2/23/21, VRN	AA+	1,000	1,016
JPMorgan Chase & Co., 3M USD LIBOR + 1.480%, 4.218%, due 3/1/21, VRN	AA-	1,750	1,773
Wells Fargo & Co., 3M USD LIBOR + 1.340%, 4.076%, due 3/4/21, VRN	A+	1,750	1,769
HSBC Holdings plc, 3M USD LIBOR + 2.240%, 5.007%, due 3/8/21, VRN	AA-	1,750	1,793
Bank of America Corporation, 3M USD LIBOR + 1.420%, 3.870%, due 4/19/21, VRN	A+	1,000	1,014
The Goldman Sachs Group, Inc., 3M USD LIBOR + 1.360%, 3.850%, due 4/23/21, VRN	A	1,000	1,008
Westpac Banking Corporation, 3M USD LIBOR + 1.000%, 3.618%, due 5/13/21, VRN	AA-	1,750	1,763
The Charles Schwab Corporation, 3M USD LIBOR +0.320%, 2.966%, due 5/21/21, VRN	A	1,000	996
The Toronto-Dominion Bank, 3M USD LIBOR +0.430%, 3.201%, due 6/11/21, VRN	Aa1	1,000	995
Barclays plc, 3M USD LIBOR + 2.110%, 4.728%, due 8/10/21, VRN	A	1,750	1,765
KeyBank NA, 3M USD LIBOR + 0.810%, 3.463%, due 11/22/21, VRN	A-	1,750	1,746
Total Corporate Obligations			30,925
Total Long-Term Investments—98.8% (cost $106,040)			104,033

See accompanying Notes to Financial Statements.

96	Annual Report	December 31, 2018

Low Duration Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Repurchase Agreement
Fixed Income Clearing Corporation, 0.500% dated 12/31/18, due 1/2/19, repurchase price $1,457, collateralized by U.S. Treasury Bond, 3.625%, due 8/15/43	$1,457	$1,457
Total Repurchase Agreement—1.4% (cost $1,457)		1,457

Commercial Paper
Chariot Funding LLC, 2.434%, due 1/2/19	675	675
Total Commercial Paper—0.6% (cost $675)		675
Total Investments—100.8% (cost $108,172)		106,165

Securities Sold, Not Yet Purchased

U.S. Government Agency
Federal National Mortgage Association (FNMA)—(13.9)%
TBA, 2.500%, due 1/1/34	(15,000)	(14,650)
Total Securities Sold, Not Yet Purchased—(13.9)% (proceeds $14,517)		(14,650)
Cash and other assets, less liabilities—13.1%		13,851
Net assets—100.0%		$105,366

The obligations of certain U.S. Government-sponsored securities are neither issued nor guaranteed by the U.S. Treasury.

144A = Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

NRSRO = Nationally Recognized Statistical Rating Organization—The credit quality ratings of the securities in the Fund reflect the highest category rating by any of Fitch Ratings, Moody’s Investors Service Inc., or Standard & Poor’s, a division of the McGraw-Hill Companies, Inc.

TBA = To Be Announced—TBAs are mortgage-backed securities traded under delayed delivery commitments, settling after December 31, 2018. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	97

Macro Allocation Fund

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Thomas Clarke Brian D. Singer

The William Blair Macro Allocation Fund (Class N shares) posted a 1.30% decrease, net of fees, for the twelve months ended December 31, 2018. By comparison, the Fund’s benchmark index, the Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”), increased 1.87%.

The Fund had negative performance from its market strategy (i.e., equity and fixed income) and positive performance from its currency strategy. Detractors from the Fund’s market-oriented exposures included long exposure to European equities as well as sector positioning within U.S. equities. The Fund’s exposures within emerging markets equities contributed to performance, specifically long exposure to Brazilian equities and short exposures to Mexican and South African equities. Within the Fund’s currency strategy, short exposure to the euro and New Zealand dollar and long exposure to the Mexican peso contributed to performance, while long exposures to the Turkish lira, British pound, and Russian ruble detracted from performance.

Looking forward, global risk assets are mildly attractive in the aggregate; however, the near-term macro environment presents thematic and geopolitical headwinds, dampening their attractiveness. The Fund remains cautiously positioned in respect of systematic market exposure (beta) and overall strategy risk. Instead, the Fund is taking more risk in relative market opportunities (long one country or sector and short another) and in its currency strategy.

The Fund’s market strategy is moderately long of equities, with long exposures within emerging markets and, to a lesser extent, developed European markets, while maintaining short positions in Canadian and Japanese equity markets. The market strategy is also slightly short of fixed income securities, largely in European government bonds.

Within currencies, the Fund’s strategy remains long of emerging market currencies such as the Philippine peso, Turkish lira, and Indian rupee, and the largest short exposures are in the Thai baht, Swiss franc, and U.S. dollar.

98	Annual Report	December 31, 2018

Macro Allocation Fund

Performance Highlights (Unaudited)

Average Annual Total Return through 12/31/2018
				Since
	1 Year	3 Year	5 Year	Inception
Class N(a)	(1.30)%	1.89%	0.34%	4.31%
Class I(a)	(1.08)	2.19	0.62	4.59
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index(a)	1.87	1.02	0.63	0.47
Institutional Class(b)	(0.94)	2.30	0.73	1.07
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index(b)	1.87	1.02	0.63	0.61

(a)	Since inception is for the period from November 29, 2011 (Commencement of Operations) to December 31, 2018.

(b)	Since inception is for the period from October 21, 2013 (Commencement of Operations) to December 31, 2018.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. The Fund involves a high level of risk and may not be appropriate for everyone. You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment strategies will be successful. The Fund is not a complete investment program. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers/reimbursements, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors, and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution fee (12b-1 fee). Institutional Class shares are available to institutional investors without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index measures total return on cash, including price and interest income, based on short-term government Treasury Bills of about 90-day maturity. The Index is unmanaged, does not incur fees or expenses, and cannot be invested in directly.

This report identifies the Fund’s investments on December 31, 2018. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Portfolio Allocation (Unaudited)

The table below provides the allocation of the Fund’s holdings as a percent of net assets as of December 31, 2018.

% of net
Category	assets
Equity Exchange-Traded Funds	58.7%
Fixed Income Exchange-Traded Funds	4.2
Common Stocks	0.0
Foreign Government Bond	2.2
Repurchase Agreement	7.9
U.S. Government	24.4
Purchased Options	0.3
Cash and Other Assets, Less Liabilities	2.3
Net Assets	100.0%

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	99

Macro Allocation Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

		Shares or
		Principal
	Issuer	Amount		Value

	Exchange-Traded Funds—62.9%
	Equity Exchange-Traded Funds—58.7%
	Consumer Staples Select Sector SPDR Fund		167,100	$8,485
	Dragon Capital—Vietnam Enterprise Investments, Ltd. Class “C”§		3,259,947	18,989
	Energy Select Sector SPDR Fund		180,000	10,323
	Global X MSCI Greece ETF		2,434,000	16,795
	iShares Core MSCI Emerging Markets ETF		751,000	35,410
	iShares MSCI Brazil ETF		1,207,000	46,107
	iShares MSCI India ETF		336,700	11,225
	iShares MSCI Malaysia ETF		292,100	8,696
	iShares Russell 1000 Value ETF		735,300	81,655
	SPDR S&P 500 ETF Trust		1,171,800	292,856
	Utilities Select Sector SPDR Fund		169,200	8,954
	VanEck Vectors Russia ETF		96,200	1,804
	Total Equity Exchange-Traded Funds			541,299
	Fixed Income Exchange-Traded Funds—4.2%
	iShares iBoxx $ Investment Grade Corporate Bond ETF		246,300	27,788
	SPDR Bloomberg Barclays High Yield Bond ETF		324,100	10,886
	Total Fixed Income Exchange-Traded Funds			38,674
	Total Exchange-Traded Funds—62.9% (cost $587,944)			579,973

	Common Stocks—0.0%

	Argentina—0.0%
*	Cablevision Holding S.A.—GDR (Media)† §		51,204	324
*	Grupo Clarin S.A. Class B,—GDR (Media)† §		22,587	60
	Total Argentina			384
	Total Common Stocks—0.0% (cost $1,555)			384

	Foreign Government Bond—2.2%

	Malaysia
	Malaysia Government Bond, 3.492%, due 3/31/20	MYR	82,420	19,946
	Total Foreign Government Bond—2.2% (cost $20,072)			19,946

	Repurchase Agreement—7.9%
	Fixed Income Clearing Corporation, 0.500% dated 12/31/18, due 1/2/19, repurchase price $72,618, collateralized by U.S. Treasury Bonds, 3.625%-3.750%, due 8/15/43-11/15/43		$72,616	72,616
	Total Repurchase Agreement—7.9% (cost $72,616)			72,616

	Principal
Issuer	Amount	Value

U.S. Government—24.4%
U.S. Treasury Bill, 1.188%, due 1/3/19	$23,000	$22,998
U.S. Treasury Bill, 1.799%, due 1/31/19	23,000	22,958
U.S. Treasury Bill, 2.008%, due 2/28/19	23,000	22,913
U.S. Treasury Bill, 2.055%, due 3/28/19(a)	23,000	22,871
U.S. Treasury Bill, 2.212%, due 4/25/19	23,000	22,827
U.S. Treasury Bill, 2.289%, due 5/23/19	23,000	22,782
U.S. Treasury Bill, 2.342%, due 6/20/19(a)	23,000	22,737
U.S. Treasury Bill, 2.391%, due 7/18/19	23,000	22,689
U.S. Treasury Bill, 2.418%, due 8/15/19(a)	23,000	22,639
U.S. Treasury Bill, 2.526%, due 9/12/19	5,000	4,912
U.S. Treasury Bill, 2.661%, due 10/10/19(b)	5,000	4,902
U.S. Treasury Bill, 2.736%, due 11/7/19	5,000	4,891
U.S. Treasury Bill, 2.727%, due 12/5/19	5,000	4,882
Total U.S. Government—24.4% (cost $225,101)		225,001
Total Purchased Options—0.3% (cost $3,277)		2,356
Total Investments in Securities—97.7% (cost $910,565)		900,276
Cash and other assets, less liabilities—2.3%		21,542
Net assets—100.0%		$921,818

* = Non-income producing security

† = U.S. listed foreign security

GDR = Global Depository Receipt

§ = Deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees. These holdings represent 2.10% of the Fund’s net assets at December 31, 2018.

(a) Security, or portion of security, is segregated as collateral for centrally cleared swaps and to cover initial margin requirements on open futures contracts aggregating a total value of $40,762 (in thousands).

(b) Security, or portion of security, is pledged as collateral for OTC swap contracts and OTC options aggregating a total value of $3,289 (in thousands).

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund may use an independent pricing service to fair value price the securities pursuant to Valuation Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

100	Annual Report	December 31, 2018

Macro Allocation Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

Purchased Options Contracts

								Premiums
		Exercise						Paid	Unrealized
		Price/	Expiration	Number of	Notional		Market	(Received)	Appreciation/
Description	Counterparty	FX Rate	Date	Contracts	Amount		Value	by Fund	(Depreciation)
Calls
Call USD/Put CNY	Citibank N.A.	7.075	01/03/19	44,787,703		$44,788	$—	$300	$(300)
Call USD/Put INR	Citibank N.A.	75.560	01/03/19	43,766,292		43,766	—	384	(384)
Call USD/Put PHP	Citibank N.A.	55.555	01/04/19	44,715,993		44,716	—	250	(250)
Call USD/Put INR	Citibank N.A.	75.760	04/15/19	41,682,590		41,683	102	366	(264)
Call USD/Put CNY	Citibank N.A.	7.118	04/16/19	42,381,849		42,382	146	277	(131)
Call USD/Put PHP	Citibank N.A.	54.870	04/16/19	42,115,400		42,115	111	266	(155)
							$359	$1,843	$(1,484)
Puts
	Credit Suisse
Euro STOXX 50 Index	International	2,750	03/15/19	1,250	EUR	34,375	727	$573	$154
iShares iBoxx $ High Yield Bond	Exchange Traded	79	03/15/19	11,440		$90,376	1,270	861	409
							$1,997	$1,434	$563
Total Purchased Options Contracts							$2,356	$3,277	$(921)

Forward Foreign Currency Contracts

				USD (Base)		Net Unrealized
Settlement			Local Currency	Purchased	Current	Appreciation
Date	Deliver/Receive	Counterparty	(in thousands)	or Sold	Value	(Depreciation)
Purchased
1/16/19	New Turkish Lira	Citibank N.A. London	495,224	$91,378	$92,850	$1,472
3/20/19	Brazilian Real	Citibank N.A. London	3,983	1,027	1,022	(5)
3/20/19	British Pound Sterling	Citibank N.A. London	22,239	28,245	28,451	206
3/20/19	Chinese Yuan Renminbi	Citibank N.A. London	13,837	2,009	2,012	3
3/20/19	Colombian Peso	Citibank N.A. London	56,011,012	17,628	17,185	(443)
3/20/19	Czech Koruna	Citibank N.A. London	38,609	1,724	1,723	(1)
3/20/19	Euro	Citibank N.A. London	3,874	4,467	4,467	—
3/20/19	Hong Kong Dollar	Citibank N.A. London	19,625	2,513	2,512	(1)
3/20/19	Hungarian Forint	Citibank N.A. London	462,444	1,659	1,659	—
3/20/19	Indian Rupee	Citibank N.A. London	3,622,840	49,769	51,658	1,889
3/20/19	Indonesian Rupiah	Citibank N.A. London	43,062,364	2,973	2,960	(13)
3/20/19	Israeli Shekel	Citibank N.A. London	4,184	1,127	1,126	(1)
3/20/19	Japanese Yen	Citibank N.A. London	6,458,204	57,426	59,266	1,840
3/20/19	Mexican Peso	Citibank N.A. London	1,829,305	89,976	91,983	2,007
3/20/19	New Zealand Dollar	Citibank N.A. London	3,960	2,662	2,661	(1)
3/20/19	Philippine Peso	Citibank N.A. London	5,696,487	107,688	108,084	396
3/20/19	Polish Zloty	Citibank N.A. London	107,656	28,505	28,819	314
3/20/19	Russian Ruble	Citibank N.A. London	1,661,614	24,802	23,626	(1,176)
3/20/19	Singapore Dollar	Citibank N.A. London	85,021	62,090	62,489	399
3/20/19	South African Rand	Citibank N.A. London	511,327	35,844	35,215	(629)
3/20/19	South Korean Won	Citibank N.A. London	3,035,407	2,735	2,733	(2)
3/20/19	Swedish Krona	Citibank N.A. London	428,456	47,419	48,640	1,221
3/20/19	Swiss Franc	Citibank N.A. London	3,364	3,447	3,447	—
3/20/19	Taiwan Dollar	Citibank N.A. London	72,894	2,405	2,400	(5)
3/20/19	Thai Baht	Citibank N.A. London	148,675	4,618	4,576	(42)
						$7,428

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	101

Macro Allocation Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

Forward Foreign Currency Contracts

				USD (Base)		Net Unrealized
Settlement			Local Currency	Purchased	Current	Appreciation
Date	Deliver/Receive	Counterparty	(in thousands)	or Sold	Value	(Depreciation)
Sold
1/16/19	New Turkish Lira	Citibank N.A. London	19,677	$3,686	$3,689	$(3)
3/20/19	Australian Dollar	Citibank N.A. London	51,622	37,262	36,407	855
3/20/19	Brazilian Real	Citibank N.A. London	82,250	21,235	21,103	132
3/20/19	British Pound Sterling	Citibank N.A. London	1,320	1,689	1,689	—
3/20/19	Chinese Yuan Renminbi	Citibank N.A. London	343,513	49,782	49,948	(166)
3/20/19	Colombian Peso	Citibank N.A. London	4,738,495	1,452	1,454	(2)
3/20/19	Czech Koruna	Citibank N.A. London	973,175	42,917	43,423	(506)
3/20/19	Euro	Citibank N.A. London	66,502	76,218	76,686	(468)
3/20/19	Hong Kong Dollar	Citibank N.A. London	231,409	29,654	29,620	34
3/20/19	Hungarian Forint	Citibank N.A. London	5,411,916	19,210	19,417	(207)
3/20/19	Indian Rupee	Citibank N.A. London	99,124	1,412	1,413	(1)
3/20/19	Indonesian Rupiah	Citibank N.A. London	855,636,072	57,946	58,810	(864)
3/20/19	Israeli Shekel	Citibank N.A. London	105,352	28,289	28,344	(55)
3/20/19	Japanese Yen	Citibank N.A. London	261,036	2,395	2,396	(1)
3/20/19	Mexican Peso	Citibank N.A. London	100,087	5,031	5,033	(2)
3/20/19	New Zealand Dollar	Citibank N.A. London	99,919	68,557	67,156	1,401
3/20/19	Philippine Peso	Citibank N.A. London	224,518	4,258	4,260	(2)
3/20/19	Polish Zloty	Citibank N.A. London	9,184	2,457	2,458	(1)
3/20/19	Russian Ruble	Citibank N.A. London	73,088	1,044	1,039	5
3/20/19	Singapore Dollar	Citibank N.A. London	3,350	2,461	2,462	(1)
3/20/19	South African Rand	Citibank N.A. London	28,188	1,940	1,941	(1)
3/20/19	South Korean Won	Citibank N.A. London	49,507,315	44,097	44,574	(477)
3/20/19	Swedish Krona	Citibank N.A. London	25,556	2,900	2,901	(1)
3/20/19	Swiss Franc	Citibank N.A. London	84,450	85,803	86,536	(733)
3/20/19	Taiwan Dollar	Citibank N.A. London	1,753,479	57,347	57,733	(386)
3/20/19	Thai Baht	Citibank N.A. London	3,740,272	114,325	115,108	(783)
						$(2,233)
Total net unrealized appreciation on forward foreign currency contracts						$5,195

See accompanying Notes to Financial Statements.

102	Annual Report	December 31, 2018

Macro Allocation Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

Futures Contracts

				Notional Value	Notional		Net Unrealized
Number of				(Local,	Amount	Value	Appreciation
Contracts	Description	Expiration Date	Local Currency	in Thousands)	(USD)	(USD)	(Depreciation)
Long
617	CAC 40 Index	January 2019	Euro	29,175	$34,206	$33,427	$(779)
386	IBEX 35 Index	January 2019	Euro	32,876	38,475	37,668	(807)
1,450	MSCI Singapore ETS Index	January 2019	Singapore Dollar	49,547	36,201	36,352	151
21	NIKKEI 225 Index	March 2019	Japanese Yen	209,318	2,025	1,910	(115)
225	KOSPI 200 Index	March 2019	South Korean Won	14,737,500	13,250	13,208	(42)
48	DAX Index	March 2019	Euro	12,674	14,768	14,521	(247)
3,480	EURO STOXX 600 Banks Index	March 2019	Euro	22,707	27,152	26,017	(1,135)
170	FTSE 100 Index	March 2019	British Pound Sterling	11,320	14,421	14,429	8
10	SPI 200 Index	March 2019	Australian Dollar	1,390	982	979	(3)
							$(2,969)
Short
113	Amsterdam Index	January 2019	Euro	11,022	$12,818	$12,629	$189
102	OMXS 30 Index	January 2019	Swedish Krona	14,364	1,687	1,621	66
134	MSCI Taiwan Index	January 2019	U.S. Dollar	4,816	4,723	4,816	(93)
57	HANG SENG Index	January 2019	Hong Kong Dollar	73,684	9,293	9,410	(117)
217	HSCEI Future	January 2019	Hong Kong Dollar	109,607	13,857	13,997	(140)
134	TOPIX Index	March 2019	Japanese Yen	2,001,290	19,764	18,259	1,505
262	S&P TSX 60 Index	March 2019	Canadian Dollar	44,923	33,059	32,905	154
1,712	EURO STOXX 50 Index	March 2019	Euro	50,915	59,756	58,336	1,420
2,536	S&P 500 E Mini Index	March 2019	U.S. Dollar	317,659	325,006	317,659	7,347
334	S&P E Mini Index	March 2019	U.S. Dollar	18,028	19,033	18,028	1,005
293	XAK Technology	March 2019	U.S. Dollar	18,228	18,569	18,228	341
159	XAV Health Care	March 2019	U.S. Dollar	13,779	13,888	13,779	109
324	XAY Cons Discret	March 2019	U.S. Dollar	32,322	32,963	32,322	641
103	10YR Can Bond	March 2019	Canadian Dollar	14,087	9,989	10,319	(330)
694	FTSE/JSE Top 40 Index	March 2019	South African Rand	326,583	21,836	22,699	(863)
93	Long Gilt	March 2019	British Pound Sterling	11,455	14,488	14,600	(112)
							$11,122
Total net unrealized appreciation (depreciation) on futures contracts							$8,153

Centrally Cleared Interest Rate Swap

Upfront
			Pay/Receive			Notional	Payment		Unrealized
Floating Rate	Pay/Receive	Fixed	Payment	Maturity	Cleared	Amount	Paid		Appreciation
Reference	Floating Rate	Rate	Frequency	Date	Exchange	(in thousands)	(Received)	Value	(Depreciation)
SEK 3M STIBOR	Receive	1.330%	1YR/3M	March 2029	LCH	SEK 141,810	$—	$(243)	$(243)

Centrally Cleared Credit Default Swap

Upfront
						Notional	Payment		Unrealized
Reference	Buy/Sell	Fixed Deal	Payment	Maturity	Cleared	Amount	Paid		Appreciation
Entity	Protection	Pay Rate	Frequency	Date	Exchange	(in thousands)	(Received)	Value	(Depreciation)
iTRAXX				December	Intercontinental
Europe S30	Sell	1.000%	3M	2023	Exchange	EUR 17,617	$241	$123	$(118)

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	103

Macro Allocation Fund

Portfolio of Investments, December 31, 2018 (all dollar amounts in thousands)

Total Return Swaps

	Pay/
	Receive				Notional			Unrealized
Reference	Floating		Maturity		Amount		Market	Appreciation
Entity	Rate	Floating Rates	Dates	Counterparty	(in thousands)		Value	(Depreciation)
10YR T-Note Future	Receive	0 bp	Feb 2019	Credit Suisse International		$7,391	$(174)	$(174)
5YR T-Note Future	Receive	0 bp	Feb 2019	Credit Suisse International		11,052	(188)	(188)
CSI 300 Net Total Return Index	Pay	3 Month LIBOR minus 600 bp	Sep 2019	Credit Suisse International		19,407	(914)	(914)
Euro Bund Future	Receive	0 bp	Mar 2019	Credit Suisse International	EUR	40,922	(332)	(332)
MSCI Emerging Markets Indonesia Net Total Return Index	Pay	3 Month LIBOR plus 40 bp	Mar 2019	Citibank N.A.		$17,421	110	110
MSCI Emerging Markets India Net Total Return Index	Pay	3 Month LIBOR minus 21 bp	Dec 2019	Goldman Sachs International		17,140	828	828
MSCI International Mexico Net Index	Receive	3 Month LIBOR	Mar 2019	Goldman Sachs International		27,653	(163)	(163)
Swiss Market Index (Total Return)	Receive	3 Month CHF LIBOR plus 130 bp	Mar 2019	Goldman Sachs International	CHF	12,137	(20)	(20)
								$(853)
			Total Net Unrealized Appreciation (Depreciation) on Swaps					$(1,214)

See accompanying Notes to Financial Statements.

104	Annual Report	December 31, 2018

Statements of Assets and Liabilities

As of December 31, 2018 (dollar amounts in thousands)

	Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund
Assets
Investments in securities, at cost	$170,713	$141,191	$53,191
Investments in securities, at value	$225,194	$178,133	$56,257
Receivable for securities sold	2,876	—	—
Receivable for fund shares sold	293	1,049	88
Receivable from Adviser	2	26	23
Dividend and interest receivable	59	46	15
Total assets	228,424	179,254	56,383
Liabilities
Payable for fund shares redeemed	1,882	93	148
Payable to custodian	608	—	—
Management fee payable	165	110	47
Distribution fee payable	9	9	1
Other payables and accrued expenses	84	82	70
Total liabilities	2,748	294	266
Net assets	$225,676	$178,960	$56,117
Capital
Composition of net assets
Paid in capital	$164,357	$139,504	$51,025
Total distributable earnings (loss)	61,319	39,456	5,092
Net assets	$225,676	$178,960	$56,117
Class N shares
Net assets	$38,370	$41,361	$4,944
Shares outstanding	4,852,583	3,449,279	557,055
Net asset value per share	$7.91	$11.99	$8.87
Class I shares
Net assets	$187,306	$137,599	$51,173
Shares outstanding	20,257,831	10,869,237	5,360,340
Net asset value per share	$9.25	$12.66	$9.55

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	105

Statements of Operations

For the Year Ended December 31, 2018 (all amounts in thousands)

	Growth Fund	Large Cap Growth Fund	Mid Cap Growth Fund
Investment income
Dividends	$2,826	$1,899	$478
Less foreign tax withheld	(2)	—	—
Interest	8	6	4
Total income	2,832	1,905	482
Expenses
Investment advisory fees	2,484	1,508	625
Distribution fees	106	94	15
Custodian fees	48	56	51
Transfer agent fees	61	25	12
Sub-transfer agent fees
Class N	59	57	8
Class I	247	181	80
Professional fees	51	42	35
Registration fees	37	35	36
Shareholder reporting fees	22	20	1
Trustee fees	33	14	8
Other expenses	3	18	7
Total expenses before expense limitation	3,151	2,050	878
Expenses waived or reimbursed by the Adviser	(8)	(231)	(216)
Net expenses	3,143	1,819	662
Net investment income (loss)	(311)	86	(180)
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	81,637	32,604	13,079
Total net realized gain (loss)	81,637	32,604	13,079
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(49,663)	(17,587)	(12,543)
Change in net unrealized appreciation (depreciation)	(49,663)	(17,587)	(12,543)
Net increase (decrease) in net assets resulting from operations	$31,663	$15,103	$356

See accompanying Notes to Financial Statements.

106	Annual Report	December 31, 2018

Statements of Changes in Net Assets

For the Years Ended December 31, 2018 and 2017 (all amounts in thousands)

	Growth Fund		Large Cap Growth Fund		Mid Cap Growth Fund
	2018	2017	2018	2017	2018	2017
Operations
Net investment income (loss)	$(311)	$372	$86	$157	$(180)	$(455)
Net realized gain (loss) on investments, and other assets and liabilities	81,637	93,613	32,604	3,192	13,079	20,258
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(49,663)	4,895	(17,587)	40,329	(12,543)	499
Net increase (decrease) in net assets resulting from operations	31,663	98,880	15,103	43,678	356	20,302
Distributions to shareholders from[1]
Class N	(12,048)	—	(6,522)	—	(982)	—
Class I	(51,103)	—	(20,739)	—	(9,097)	—
Net investment income
Class I	N/A	$—	N/A	$—	N/A	$—
Class I	N/A	(366)	N/A	—	N/A	—
Net realized gain
Class N	N/A	(10,662)	N/A	(146)	N/A	(986)
Class I	N/A	(83,448)	N/A	(993)	N/A	(10,476)
Total distributions	(63,151)	(94,476)	(27,261)	(1,139)	(10,079)	(11,462)
Capital stock transactions
Proceeds from sale of shares	42,834	28,218	60,009	62,963	10,781	10,841
Shares issued in reinvestment of income dividends and capital gain distributions	60,277	91,558	23,837	1,030	9,695	11,050
Less cost of shares redeemed	(199,681)	(348,252)	(96,291)	(25,304)	(32,171)	(88,854)
Net increase (decrease) in net assets resulting from capital share transactions	(96,570)	(228,476)	(12,445)	38,689	(11,695)	(66,963)
Increase (decrease) in net assets	(128,058)	(224,072)	(24,603)	81,228	(21,418)	(58,123)
Net assets
Beginning of period	353,734	577,806	203,563	122,335	77,535	135,658
End of period	$225,676	$353,734	$178,960	$203,563	$56,117	$77,535
Accumulated net investment income (loss) at the end of the period[1]	N/A	$6	N/A	$157	N/A	$—

[1]	The presentation of distribution to shareholders and accumulated net investment income (loss) have been updated to reflect the changes prescribed in amendments to Regulation S-X as disclosed in Note 2(k) to the Financial Statements.

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	107

Statements of Assets and Liabilities

As of December 31, 2018 (dollar amounts in thousands)

	Small-Mid Cap Growth Fund	Small-Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Assets
Investments in securities, at cost	$2,320,498	$1,679	$597,653	$456,986
Investments in securities, at value	$2,373,279	$1,661	$597,202	$484,116
Receivable for securities sold	—	51	1,544	5,519
Receivable for fund shares sold	40,591	3	5,512	2,146
Receivable from Adviser	334	15	37	43
Dividend and interest receivable	616	3	218	860
Total assets	2,414,820	1,733	604,513	492,684
Liabilities
Payable for investment securities purchased	—	—	14,588	—
Payable for fund shares redeemed	7,909	—	9,743	528
Payable to custodian	—	9	—	—
Management fee payable	2,102	2	604	483
Distribution fee payable	95	—	41	4
Other payables and accrued expenses	744	43	230	154
Total liabilities	10,850	54	25,206	1,169
Net assets	$2,403,970	$1,679	$579,307	$491,515
Capital
Composition of net assets
Paid in capital	$2,349,251	$1,756	$580,312	$465,589
Total distributable earnings (loss)	54,719	(77)	(1,005)	25,926
Net assets	$2,403,970	$1,679	$579,307	$491,515
Class N shares
Net assets	$424,865	$234	$169,074	$16,381
Shares outstanding	20,263,077	25,136	7,276,726	1,089,043
Net asset value per share	$20.97	$9.31	$23.23	$15.04
Class I shares
Net assets	$1,979,105	$1,445	$410,233	$475,134
Shares outstanding	89,451,224	156,616	15,783,928	30,647,557
Net asset value per share	$22.12	$9.23	$25.99	$15.50

See accompanying Notes to Financial Statements.

108	Annual Report	December 31, 2018

Statements of Operations

For the Year Ended December 31, 2018 (all amounts in thousands)

	Small-Mid Cap Growth Fund	Small-Mid Cap Value Fund	Small Cap Growth Fund	Small Cap Value Fund
Investment income
Dividends	$15,156	$42	$3,687	$10,346
Less foreign tax withheld	(92)	—	(55)	—
Interest	187	—	56	31
Total income	15,251	42	3,688	10,377
Expenses
Investment advisory fees	24,057	23	6,710	6,874
Distribution fees	1,138	1	469	65
Custodian fees	54	46	56	53
Transfer agent fees	191	1	52	52
Sub-transfer agent fees
Class N	687	—	269	38
Class I	2,299	1	428	837
Professional fees	158	30	57	67
Registration fees	93	37	58	39
Shareholder reporting fees	320	3	24	81
Trustee fees	146	1	40	55
Other expenses	91	7	29	29
Total expenses before expense limitation	29,234	150	8,192	8,190
Expenses waived or reimbursed by the Adviser	(1,630)	(126)	(85)	(313)
Net expenses	27,604	24	8,107	7,877
Net investment income (loss)	(12,353)	18	(4,419)	2,500
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	177,265	479	78,793	61,842
Redemptions in-kind	11,209	—	2,300	—
Total net realized gain (loss)	188,474	479	81,093	61,842
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(287,618)	(852)	(111,007)	(157,546)
Change in net unrealized appreciation (depreciation)	(287,618)	(852)	(111,007)	(157,546)
Net increase (decrease) in net assets resulting from operations	$(111,497)	$(355)	$(34,333)	$(93,204)

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	109

Statements of Changes in Net Assets

For the Years Ended December 31, 2018 and 2017 (all amounts in thousands)

	Small-Mid Cap Growth Fund		Small-Mid Cap Value Fund		Small Cap Growth Fund		Small Cap Value Fund
	2018	2017	2018	2017	2018	2017	2018	2017
Operations
Net investment income (loss)	$(12,353)	$(8,378)	$18	$17	$(4,419)	$(3,241)	$2,500	$1,911
Net realized gain (loss) on investments, and other assets and liabilities	188,474	227,204	479	339	81,093	72,283	61,842	47,593
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(287,618)	179,918	(852)	(30)	(111,007)	37,293	(157,546)	2,493
Net increase (decrease) in net assets resulting from operations	(111,497)	398,744	(355)	326	(34,333)	106,335	(93,204)	51,997
Distributions to shareholders from[1]
Class N	(37,426)	—	(59)	—	(23,655)	—	(2,248)	—
Class I	(160,129)	—	(381)	—	(47,224)	—	(57,005)	—
Net investment income
Class N	N/A	—	N/A	—	N/A	—	N/A	—
Class I	N/A	—	N/A	(12)	N/A	—	N/A	(1,332)
Net realized gain
Class N	N/A	(11,906)	N/A	(28)	N/A	(23,520)	N/A	(2,098)
Class I	N/A	(81,736)	N/A	(320)	N/A	(49,518)	N/A	(46,240)
Total distributions	(197,555)	(93,642)	(440)	(360)	(70,879)	(73,038)	(59,253)	(49,670)
Capital stock transactions
Proceeds from sale of shares	1,291,881	639,389	488	628	326,138	127,343	71,840	95,517
Shares issued in reinvestment of income dividends and capital gain distributions	193,965	92,785	439	360	70,242	72,609	58,395	47,791
Less cost of shares redeemed	(577,832)	(494,845)	(2,096)	(764)	(201,271)	(132,737)	(160,283)	(180,246)
Net increase (decrease) in net assets resulting from capital share transactions	908,014	237,329	(1,169)	224	195,109	67,215	(30,048)	(36,938)
Increase (decrease) in net assets	598,962	542,431	(1,964)	190	89,897	100,512	(182,505)	(34,611)
Net assets
Beginning of period	1,805,008	1,262,577	3,643	3,453	489,410	388,898	674,020	708,631
End of period	$2,403,970	$1,805,008	$1,679	$3,643	$579,307	$489,410	$491,515	$674,020
Accumulated net investment income (loss) at the end of the period[1]	N/A	$—	N/A	$2	N/A	$—	N/A	$—

[1]	The presentation of distribution to shareholders and accumulated net investment income (loss) have been updated to reflect the changes prescribed in amendments to Regulation S-X as disclosed in Note 2(k) to the Financial Statements.

See accompanying Notes to Financial Statements.

110	Annual Report	December 31, 2018

Statements of Assets and Liabilities

As of December 31, 2018 (dollar amounts in thousands)

	Global Leaders Fund	International Leaders Fund	International Developed Plus Fund	Institutional International Developed Plus Fund
Assets
Investments in securities, at cost	$150,029	$394,349	$83,343	$15,215
Investments in securities, at value	$171,018	$409,376	$87,066	$15,942
Cash	—	37	—	—
Foreign currency, at value (cost $—; $907; $—; $—)	—	907	—	—
Receivable for securities sold	409	2,550	1,555	246
Receivable for fund shares sold	7	1,671	—	—
Receivable from Adviser	7	6	20	14
Dividend and interest receivable	164	413	170	31
Total assets	171,605	414,960	88,811	16,233
Liabilities
Payable for investment securities purchased	591	1,438	—	—
Payable for fund shares redeemed	100	3,066	29	—
Payable to custodian	—	—	22	—
Management fee payable	139	318	69	13
Distribution fee payable	2	2	—	—
Foreign capital gains tax liability	—	14	—	—
Other payables and accrued expenses	73	123	110	65
Total liabilities	905	4,961	230	78
Net assets	$170,700	$409,999	$88,581	$16,155
Capital
Composition of net assets
Paid in capital	$150,712	$398,918	$85,897	$15,672
Total distributable earnings (loss)	19,988	11,081	2,684	483
Net assets	$170,700	$409,999	$88,581	$16,155
Class N shares
Net assets	$7,225	$8,715	$1,794	—
Shares outstanding	630,153	631,412	132,275	—
Net asset value per share	$11.47	$13.80	$13.56	—
Class I shares
Net assets	$83,790	$76,382	$86,787	—
Shares outstanding	7,305,992	5,520,758	6,352,882	—
Net asset value per share	$11.47	$13.84	$13.66	—
Institutional Class shares
Net assets	$79,685	$324,902	—	$16,155
Shares outstanding	6,946,104	23,490,829	—	1,353,066
Net asset value per share	$11.47	$13.83	—	$11.94

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	111

Statements of Operations

For the Year Ended December 31, 2018 (all amounts in thousands)

	Global Leaders Fund	International Leaders Fund	International Developed Plus Fund	Institutional International Developed Plus Fund
Investment income
Dividends	$2,944	$9,571	$2,666	$443
Less foreign tax withheld	(151)	(886)	(274)	(45)
Interest	10	38	9	2
Total income	2,803	8,723	2,401	400
Expenses
Investment advisory fees	1,852	3,859	1,031	168
Distribution fees	21	25	7	—
Custodian fees	68	98	63	55
Transfer agent fees	10	19	5	1
Sub-transfer agent fees
Class N	12	15	3	—
Class I	46	62	124	—
Professional fees	57	78	57	51
Registration fees	48	58	34	20
Shareholder reporting fees	7	14	4	1
Trustee fees	16	29	9	1
Other expenses	18	29	12	4
Total expenses before expense limitation	2,155	4,286	1,349	301
Expenses waived or reimbursed by the Adviser	(165)	(186)	(221)	(134)
Net expenses	1,990	4,100	1,128	167
Net investment income (loss)	813	4,623	1,273	233
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign taxes, if applicable	28,332	6,873	432	410
Foreign currency transactions	(51)	(128)	(27)	(5)
Total net realized gain (loss)	28,281	6,745	405	405
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(39,538)	(70,726)	(19,919)	(3,522)
Foreign currency translations	(1)	1	(6)	(1)
Change in net unrealized appreciation (depreciation)	(39,539)	(70,725)	(19,925)	(3,523)
Net increase (decrease) in net assets resulting from operations	$(10,445)	$(59,357)	$(18,247)	$(2,885)

See accompanying Notes to Financial Statements.

112	Annual Report	December 31, 2018

Statements of Changes in Net Assets

For the Years Ended December 31, 2018 and 2017 (all amounts in thousands)

	Global Leaders Fund		International Leaders Fund		International Developed Plus Fund		Institutional International Developed Plus Fund
	2018	2017	2018	2017	2018	2017	2018	2017
Operations
Net investment income (loss)	$813	$1,399	$4,623	$3,738	$1,273	$964	$233	$206
Net realized gain (loss) on investments, and other assets and liabilities	28,281	10,326	6,745	7,160	405	3,974	405	679
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(39,539)	40,729	(70,725)	72,854	(19,925)	16,673	(3,523)	2,922
Net increase (decrease) in net assets resulting from operations	(10,445)	52,454	(59,357)	83,752	(18,247)	21,611	(2,885)	3,807
Distributions to shareholders from[1]
Class N	(1,089)	—	(312)	—	(37)	—	—	—
Class I	(13,017)	—	(3,051)	—	(2,203)	—	—	—
Institutional Class	(12,002)	—	(13,274)	—	—	—	(554)	—
Net investment income
Class N	N/A	(50)	N/A	(117)	N/A	(55)	N/A	—
Class I	N/A	(566)	N/A	(844)	N/A	(2,202)	N/A	—
Institutional Class	N/A	(1,427)	N/A	(4,501)	N/A	—	N/A	(212)
Net realized gain
Class N	N/A	(236)	N/A	(71)	N/A	—	N/A	—
Class I	N/A	(1,911)	N/A	(437)	N/A	—	N/A	—
Institutional Class	N/A	(4,506)	N/A	(2,201)	N/A	—	N/A	—
Total distributions	(26,108)	(8,696)	(16,637)	(8,171)	(2,240)	(2,257)	(554)	(212)
Capital stock transactions
Proceeds from sale of shares	46,840	8,432	153,690	70,308	799	22,611	—	150
Shares issued in reinvestment of income dividends and capital gain distributions	25,924	8,355	15,804	6,325	2,156	2,153	554	212
Less cost of shares redeemed	(76,860)	(25,927)	(62,329)	(28,608)	(14,626)	(10,716)	(50)	(1,432)
Net increase (decrease) in net assets resulting from capital share transactions	(4,096)	(9,140)	107,165	48,025	(11,671)	14,048	504	(1,070)
Increase (decrease) in net assets	(40,649)	34,618	31,171	123,606	(32,158)	33,402	(2,935)	2,525
Net assets
Beginning of period	211,349	176,731	378,828	255,222	120,739	87,337	19,090	16,565
End of period	$170,700	$211,349	$409,999	$378,828	$88,581	$120,739	$16,155	$19,090
Accumulated net investment income (loss) at the end of the period[1]	N/A	$17	N/A	$(2,608)	N/A	$(323)	N/A	$(97)

[1]	The presentation of distribution to shareholders and accumulated net investment income (loss) have been updated to reflect the changes prescribed in amendments to Regulation S-X as disclosed in Note 2(k) to the Financial Statements.

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	113

Statements of Assets and Liabilities

As of December 31, 2018 (dollar amounts in thousands)

	International Growth Fund	Institutional International Growth Fund	International Small Cap Growth Fund
Assets
Investments in securities, at cost	$2,076,587	$1,782,197	$365,601
Investments in securities, at value	$2,090,944	$1,782,050	$333,756
Cash	—	66	—
Foreign currency, at value (cost $—; $458; $54)	—	458	54
Receivable for securities sold	25,535	6,037	9,971
Receivable for fund shares sold	4,716	17,055	2,220
Receivable from Adviser	—	—	2
Dividend and interest receivable	4,958	3,446	707
Total assets	2,126,153	1,809,112	346,710
Liabilities
Payable for investment securities purchased	1,816	22,826	255
Payable for fund shares redeemed	10,432	72	2,718
Payable to custodian	7,646	—	2,488
Management fee payable	1,934	1,433	326
Distribution fee payable	105	—	1
Other payables and accrued expenses	876	346	198
Total liabilities	22,809	24,677	5,986
Net assets	$2,103,344	$1,784,435	$340,724
Capital
Composition of net assets
Paid in capital	$2,123,303	$1,826,818	$393,821
Total distributable earnings (loss)	(19,959)	(42,383)	(53,097)
Net assets	$2,103,344	$1,784,435	$340,724
Class N shares
Net assets	$456,533	—	$3,440
Shares outstanding	19,812,775	—	332,212
Net asset value per share	$23.04	—	$10.36
Class I shares
Net assets	$1,646,811	—	$165,451
Shares outstanding	69,898,184	—	15,833,030
Net asset value per share	$23.56	—	$10.45
Institutional Class shares
Net assets	—	$1,784,435	$171,833
Shares outstanding	—	133,177,902	16,362,404
Net asset value per share	—	$13.40	$10.50

See accompanying Notes to Financial Statements.

114	Annual Report	December 31, 2018

Statements of Operations

For the Year Ended December 31, 2018 (all amounts in thousands)

	International Growth Fund	Institutional International Growth Fund	International Small Cap Growth Fund
Investment income
Dividends	$63,548	$47,943	$10,702
Less foreign tax withheld	(6,508)	(4,913)	(929)
Interest	104	97	47
Total income	57,144	43,127	9,820
Expenses
Investment advisory fees	28,846	20,312	5,556
Distribution fees	1,716	—	14
Custodian fees	326	263	139
Transfer agent fees	181	81	32
Sub-transfer agent fees
Class N	1,037	—	8
Class I	1,713	—	309
Professional fees	270	223	99
Registration fees	39	25	53
Shareholder reporting fees	251	7	46
Trustee fees	254	184	47
Other expenses	80	69	26
Total expenses before expense limitation	34,713	21,164	6,329
Expenses waived or reimbursed by the Adviser	(36)	—	—
Net expenses	34,677	21,164	6,329
Net investment income (loss)	22,467	21,963	3,491
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign taxes, if applicable	134,767	100,635	16,807
Foreign currency transactions	(2,095)	(1,669)	(590)
Total net realized gain (loss)	132,672	98,966	16,217
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(663,337)	(497,994)	(159,946)
Foreign currency translations	1,797	1,410	320
Change in net unrealized appreciation (depreciation)	(661,540)	(496,584)	(159,626)
Net increase (decrease) in net assets resulting from operations	$(506,401)	$(375,655)	$(139,918)

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	115

Statements of Changes in Net Assets

For the Years Ended December 31, 2018 and 2017 (all amounts in thousands)

			Institutional		International
	International		International		Small Cap
	Growth Fund		Growth Fund		Growth Fund
	2018	2017	2018	2017	2018	2017
Operations
Net investment income (loss)	$22,467	$31,589	$21,963	$27,430	$3,491	$5,395
Net realized gain (loss) on investments, and other assets and liabilities	132,672	302,999	98,966	175,181	16,217	58,596
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(661,540)	473,662	(496,584)	369,046	(159,626)	95,412
Net increase (decrease) in net assets resulting from operations	(506,401)	808,250	(375,655)	571,657	(139,918)	159,403
Distributions to shareholders from[1]
Class N	(39,208)	—	—	—	(462)	—
Class I	(145,771)	—	—	—	(25,473)	—
Institutional Class	—	—	(186,678)	—	(21,100)	—
Net investment income
Class N	N/A	(9,771)	N/A	—	N/A	(118)
Class I	N/A	(36,754)	N/A	—	N/A	(8,043)
Institutional Class	N/A	—	N/A	(54,743)	N/A	(6,106)
Net realized gain
Class N	N/A	—	N/A	—	N/A	(428)
Class I	N/A	—	N/A	—	N/A	(23,404)
Institutional Class	N/A	—	N/A	(39,224)	N/A	(17,151)
Total distributions	(184,979)	(46,525)	(186,678)	(93,967)	(47,035)	(55,250)
Capital stock transactions
Proceeds from sale of shares	309,595	246,035	268,610	192,850	95,395	58,793
Shares issued in reinvestment of income dividends and capital gain distributions	172,803	43,593	180,253	90,689	40,939	50,424
Less cost of shares redeemed	(826,740)	(893,532)	(432,394)	(524,901)	(210,410)	(128,250)
Net increase (decrease) in net assets resulting from capital share transactions	(344,342)	(603,904)	16,469	(241,362)	(74,076)	(19,033)
Increase (decrease) in net assets	(1,035,722)	157,821	(545,864)	236,328	(261,029)	85,120
Net assets
Beginning of period	3,139,066	2,981,245	2,330,299	2,093,971	601,753	516,633
End of period	$2,103,344	$3,139,066	$1,784,435	$2,330,299	$340,724	$601,753
Accumulated net investment income (loss) at the end of the period[1]	N/A	$(1,201)	N/A	$(13,283)	N/A	$(10,409)

[1]	The presentation of distribution to shareholders and accumulated net investment income (loss) have been updated to reflect the changes prescribed in amendments to Regulation S-X as disclosed in Note 2(k) to the Financial Statements.

See accompanying Notes to Financial Statements.

116	Annual Report	December 31, 2018

Statements of Assets and Liabilities

As of December 31, 2018 (dollar amounts in thousands)

	Emerging	Emerging	Emerging
	Markets	Markets	Markets
	Leaders	Growth	Small Cap
	Fund	Fund	Growth Fund
Assets
Investments in securities, at cost	$200,607	$699,531	$268,805
Investments in securities, at value	$199,063	$733,026	$278,103
Foreign currency, at value (cost $—; $11; $1,097)	—	11	1,097
Receivable for securities sold	—	2,715	5,488
Receivable for fund shares sold	189	11,524	1,190
Dividend and interest receivable	381	572	783
Total assets	199,633	747,848	286,661
Liabilities
Payable for investment securities purchased	311	5,256	1,544
Payable for fund shares redeemed	8	592	1,742
Payable to custodian	—	—	5,739
Management fee payable	210	671	302
Distribution fee payable	—	2	2
Foreign capital gains tax liability	28	—	—
Other payables and accrued expenses	162	356	397
Total liabilities	719	6,877	9,726
Net assets	$198,914	$740,971	$276,935
Capital
Composition of net assets
Paid in capital	$205,650	$723,799	$316,133
Total distributable earnings (loss)	(6,736)	17,172	(39,198)
Net assets	$198,914	$740,971	$276,935
Class N shares
Net assets	$2,239	$7,103	$8,977
Shares outstanding	271,141	637,451	642,844
Net asset value per share	$8.26	$11.14	$13.96
Class I shares
Net assets	$34,786	$79,427	$169,770
Shares outstanding	4,205,343	7,059,396	12,097,539
Net asset value per share	$8.27	$11.25	$14.03
Institutional Class shares
Net assets	$161,889	$654,441	$98,188
Shares outstanding	19,597,174	57,675,456	6,985,504
Net asset value per share	$8.26	$11.35	$14.06

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	117

Statements of Operations

For the Year Ended December 31, 2018 (all amounts in thousands)

			Emerging
	Emerging	Emerging	Markets
	Markets	Markets	Small Cap
	Leaders	Growth	Growth
	Fund	Fund	Fund
Investment income
Dividends	$8,472	$19,761	$7,312
Less foreign tax withheld	(911)	(2,368)	(585)
Interest	18	52	18
Total income	7,579	17,445	6,745
Expenses
Investment advisory fees	4,371	11,681	4,903
Distribution fees	6	24	30
Custodian fees	155	447	371
Transfer agent fees	17	49	93
Sub-transfer agent fees
Class N	4	8	17
Class I	30	95	204
Professional fees	123	220	249
Registration fees	32	62	66
Shareholder reporting fees	18	5	68
Trustee fees	34	99	33
Other expenses	32	51	27
Total expenses before expense limitation	4,822	12,741	6,061
Expenses waived or reimbursed by the Adviser	—	—	(247)
Net expenses	4,822	12,741	5,814
Net investment income (loss)	2,757	4,704	931
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities, net of foreign taxes, if applicable	14,142	139,566	(39,523)
Redemptions in-kind	24,681	—	—
Foreign currency transactions	(514)	(2,583)	(1,280)
Total net realized gain (loss)	38,309	136,983	(40,803)
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(116,085)	(374,370)	(86,368)
Foreign currency translations	(32)	5,149	4,384
Change in net unrealized appreciation (depreciation)	(116,117)	(369,221)	(81,984)
Net increase (decrease) in net assets resulting from operations	$(75,051)	$(227,534)	$(121,856)

See accompanying Notes to Financial Statements.

118	Annual Report	December 31, 2018

Statements of Changes in Net Assets

For the Years Ended December 31, 2018 and 2017 (all amounts in thousands)

					Emerging Markets
	Emerging Markets		Emerging Markets		Small Cap
	Leaders Fund		Growth Fund		Growth Fund
	2018	2017	2018	2017	2018	2017
Operations
Net investment income (loss)	$2,757	$1,292	$4,704	$1,937	$931	$1,951
Net realized gain (loss) on investments, and other assets and liabilities	38,309	26,835	136,983	119,365	(40,803)	46,298
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(116,117)	108,551	(369,221)	350,540	(81,984)	77,357
Net increase (decrease) in net assets resulting from operations	(75,051)	136,678	(227,534)	471,842	(121,856)	125,606
Distributions to shareholders from[1]
Class N	(179)	—	(966)	—	(201)	—
Class I	(3,674)	—	(11,141)	—	(4,413)	—
Institutional Class	(16,113)	—	(81,475)	—	(2,353)	—
Net investment income
Class N	N/A	(12)	N/A	(77)	N/A	(391)
Class I	N/A	(327)	N/A	(1,188)	N/A	(8,028)
Institutional Class	N/A	(3,069)	N/A	(11,908)	N/A	(4,880)
Net realized gain
Class N	N/A	—	N/A	—	N/A	(35)
Class I	N/A	—	N/A	—	N/A	(651)
Institutional Class	N/A	—	N/A	—	N/A	(389)
Total distributions	(19,966)	(3,408)	(93,582)	(13,173)	(6,967)	(14,374)
Capital stock transactions
Proceeds from sale of shares	45,869	77,729	228,271	320,170	157,577	130,660
Shares issued in reinvestment of income dividends and capital gain distributions	19,766	3,396	81,112	11,322	6,516	13,084
Less cost of shares redeemed	(249,616)	(41,986)	(566,109)	(405,091)	(222,964)	(73,209)
Net increase (decrease) in net assets resulting from capital share transactions	(183,981)	39,139	(256,726)	(73,599)	(58,871)	70,535
Increase (decrease) in net assets	(278,998)	172,409	(577,842)	385,070	(187,694)	181,767
Net assets
Beginning of period	477,912	305,503	1,318,813	933,743	464,629	282,862
End of period	$198,914	$477,912	$740,971	$1,318,813	$276,935	$464,629
Accumulated net investment income (loss) at the end of the period[1]	N/A	$(2,593)	N/A	$(4,010)	N/A	$(10,376)

[1]	The presentation of distribution to shareholders and accumulated net investment income (loss) have been updated to reflect the changes prescribed in amendments to Regulation S-X as disclosed in Note 2(k) to the Financial Statements.

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	119

Statements of Assets and Liabilities

As of December 31, 2018 (dollar amounts in thousands)

			Low	Macro
	Bond	Income	Duration	Allocation
	Fund	Fund	Fund	Fund
Assets
Investments in securities, at cost	$436,240	$59,481	$108,172	$910,565
Investments in securities, at value	$422,737	$57,643	$106,165	$900,276
Cash	—	—	—	10,369
Foreign currency, at value (cost $—; $—; $—; $572)	—	—	—	572
Receivable for securities sold	25,270	4,839	14,517	17,984
Receivable for fund shares sold	1,508	212	9	17,222
Receivable for variation margin on centrally cleared swaps	—	—	—	18
Receivable from Adviser	—	2	11	—
Dividend and interest receivable	3,753	348	410	2,371
Unrealized appreciation on swap contracts	—	—	—	938
Unrealized appreciation on forward foreign currency contracts	—	—	—	12,174
Total assets	453,268	63,044	121,112	961,924
Liabilities
Security sold, not yet purchased (proceeds $19,193; $4,839; $14,517; $—)	19,496	4,883	14,650	—
Payable for futures variation margin	—	—	—	6,040
Payable for variation margin on centrally cleared swaps	7	—	—	—
Payable for investment securities purchased	—	—	—	13,060
Payable for fund shares redeemed	5,108	461	288	4,835
Payable to custodian	5,729	400	675	—
Cash received as collateral, due to broker	—	—	—	6,442
Unrealized depreciation on swap contracts	—	—	—	1,791
Unrealized depreciation on forward foreign currency contracts	—	—	—	6,979
Management fee payable	155	20	27	673
Distribution fee payable	9	3	—	6
Distributions payable to shareholders	88	4	55	—
Other payables and accrued expenses	130	58	51	280
Total liabilities	30,722	5,829	15,746	40,106
Net assets	$422,546	$57,215	$105,366	$921,818
Capital
Composition of net assets
Paid in capital	$458,303	$64,742	$132,992	$1,074,180
Total distributable earnings (loss)	(35,757)	(7,527)	(27,626)	(152,362)
Net assets	$422,546	$57,215	$105,366	$921,818
Class N shares
Net assets	$70,253	$22,422	$1,661	$43,463
Shares outstanding	7,206,253	2,681,576	190,809	3,810,774
Net asset value per share	$9.75	$8.36	$8.70	$11.41
Class I shares
Net assets	$281,442	$34,793	$56,120	$486,543
Shares outstanding	29,176,358	4,190,528	6,452,103	42,751,225
Net asset value per share	$9.65	$8.30	$8.70	$11.38
Institutional Class shares
Net assets	$70,851	—	$47,585	$391,812
Shares outstanding	7,349,005	—	5,467,400	34,427,801
Net asset value per share	$9.64	—	$8.70	$11.38

See accompanying Notes to Financial Statements.

120	Annual Report	December 31, 2018

Statements of Operations

For the Year Ended December 31, 2018 (all amounts in thousands)

			Low	Macro
	Bond	Income	Duration	Allocation
	Fund	Fund	Fund	Fund
Investment income
Dividends	$—	$—	$—	$16,986
Interest	19,103	1,990	4,282	5,936
Total income	19,103	1,990	4,282	22,922
Expenses
Investment advisory fees	1,550	275	511	9,337
Distribution fees	125	45	3	87
Custodian fees	92	55	69	199
Transfer agent fees	71	9	10	296
Sub-transfer agent fees
Class N	130	45	3	50
Class I	284	16	29	563
Professional fees	63	38	43	184
Registration fees	64	15	40	80
Shareholder reporting fees	62	12	5	78
Trustee fees	45	8	20	117
Other expenses	26	10	21	240
Total expenses before expense limitation	2,512	528	754	11,231
Expenses waived or reimbursed by the Adviser	(70)	(19)	(123)	—
Net expenses	2,442	509	631	11,231
Net investment income (loss)	16,661	1,481	3,651	11,691
Realized and unrealized gain (loss)
Net realized gain (loss) on transactions from:
Investments in securities	(3,965)	(654)	(1,308)	74,589
Options	—	—	—	(4,360)
Futures contracts	—	—	—	(21,099)
Swaps	(189)	—	—	9,079
Forward foreign currency contracts	—	—	—	20,328
Foreign currency transactions	—	—	—	(106)
Total net realized gain (loss)	(4,154)	(654)	(1,308)	78,431
Change in net unrealized appreciation (depreciation) of:
Investments in securities	(25,523)	(1,488)	(410)	(131,960)
Options	—	—	—	(431)
Futures contracts	—	—	—	23,458
Swaps	322	—	—	(6,338)
Forward foreign currency contracts	—	—	—	5,230
Foreign currency translations	—	—	—	135
Change in net unrealized appreciation (depreciation)	(25,201)	(1,488)	(410)	(109,906)
Net increase (decrease) in net assets resulting from operations	$(12,694)	$(661)	$1,933	$(19,784)

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	121

Statements of Changes in Net Assets

For the Years Ended December 31, 2018 and 2017 (all amounts in thousands)

	Bond Fund		Income Fund		Low Duration Fund		Macro Allocation Fund
Operations	2018	2017	2018	2017	2018	2017	2018	2017
Net investment income (loss)	$16,661	$15,301	$1,481	$1,994	$3,651	$3,799	$11,691	$14,153
Net realized gain (loss) on investments, and other assets and liabilities	(4,154)	1,364	(654)	81	(1,308)	(343)	78,431	17,469
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(25,201)	5,503	(1,488)	(391)	(410)	(914)	(109,906)	48,676
Net increase (decrease) in net assets resulting from operations	(12,694)	22,168	(661)	1,684	1,933	2,542	(19,784)	80,298
Distributions to shareholders from[1]
Class N	(3,412)	—	(993)	—	(62)	—	(675)	—
Class I	(14,892)	—	(1,404)	—	(2,632)	—	(15,790)	—
Institutional Class	(3,657)	—	—	—	(3,226)	—	(13,220)	—
Net investment income
Class N	N/A	(3,978)	N/A	(1,426)	N/A	(96)	N/A	(260)
Class I	N/A	(14,049)	N/A	(1,849)	N/A	(4,594)	N/A	(8,252)
Institutional Class	N/A	(3,890)	N/A	—	N/A	(2,290)	N/A	(6,654)
Total distributions	(21,961)	(21,917)	(2,397)	(3,275)	(5,920)	(6,980)	(29,685)	(15,166)
Capital stock transactions
Proceeds from sale of shares	117,343	159,870	10,624	19,220	16,290	141,778	301,576	305,541
Shares issued in reinvestment of income dividends and capital gain distributions	20,114	20,161	2,283	3,136	5,084	6,334	25,916	13,878
Less cost of shares redeemed	(240,011)	(163,783)	(43,412)	(40,857)	(145,098)	(190,670)	(664,845)	(656,829)
Net increase (decrease) in net assets resulting from capital share transactions	(102,554)	16,248	(30,505)	(18,501)	(123,724)	(42,558)	(337,353)	(337,410)
Increase (decrease) in net assets	(137,209)	16,499	(33,563)	(20,092)	(127,711)	(46,996)	(386,822)	(272,278)
Net assets
Beginning of period	559,755	543,256	90,778	110,870	233,077	280,073	1,308,640	1,580,918
End of period	$422,546	$559,755	$57,215	$90,778	$105,366	$233,077	$921,818	$1,308,640
Accumulated net investment income (loss) at the end of the period[1]	N/A	$43	N/A	$11	N/A	$9	N/A	$867

1	The presentation of distribution to shareholders and accumulated net investment income (loss) have been updated to reflect the changes prescribed in amendments to Regulation S-X as disclosed in Note 2(k) to the Financial Statements.

See accompanying Notes to Financial Statements.

122	Annual Report	December 31, 2018

Notes to Financial Statements

(1) Organization

(a) Description of the Trust

William Blair Funds (the “Trust”) is a mutual fund registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust currently consists of the following twenty-one funds (the “Funds”), each with its own investment objective and policies. For each Fund, the number of shares authorized is unlimited.

Domestic Equity Funds	International Equity Funds
Growth	International Leaders
Large Cap Growth	International Developed Plus
Mid Cap Growth	Institutional International Developed Plus
Small-Mid Cap Growth	International Growth
Small-Mid Cap Value	Institutional International Growth
Small Cap Growth	International Small Cap Growth
Small Cap Value	Emerging Markets Leaders
Emerging Markets Growth
Global Equity Fund	Emerging Markets Small Cap Growth
Global Leaders

Multi-Asset and Alternative Fund	Fixed Income Funds
Macro Allocation	Bond
Income
Low Duration

William Blair Investment Management, LLC (the “Adviser”) serves as the Trust’s investment adviser. William Blair & Company, L.L.C. (“WBC” or the “Distributor”), an affiliate of the Adviser, serves as the Trust’s principal underwriter and distributor.

(b) Share Classes

Three different classes of shares currently exist: N, I and Institutional.

Class N shares are offered to the general public, either directly through the Trust’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load and carry an annual 12b-1 distribution fee at a fixed rate (0.25% for the Domestic Equity, Global Equity, International Equity and Multi-Asset and Alternative Funds and 0.15% for the Fixed Income Funds as discussed in Note 4(b) – Transactions with Affiliates – Underwriting Distribution Services and Shareholder Administration Agreements) and a sub-transfer agent fee that is not a fixed rate and may vary by Fund and class, as discussed below.

Class I shares are offered to a limited group of investors, either directly through the Trust’s distributor or through a select number of financial intermediaries. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than Class N shares. Class I shares have a sub-transfer agent fee that is not a fixed rate and may vary by Fund and class, as discussed below.

Institutional Class shares are offered to institutional investors, including but not limited to employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the share class’s high minimum investment requirement. The minimum initial investment required is generally $5 million, subject to certain exceptions. Institutional Class shares do not carry any sales load, distribution fees or sub-transfer agents fees and generally have lower ongoing expenses than Class N and Class I shares.

Sub-transfer agent fees: For Class N and Class I shares, the Funds may reimburse WBC for fees paid to intermediaries such as banks, broker-dealers, financial advisers or other financial institutions for sub-administration, sub-transfer agency and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $15 per sub-account maintained by the intermediary, depending on the method by which the intermediary charges for the services.

December 31, 2018	William Blair Funds	123

Notes to Financial Statements

(c) Fund Objectives

The investment objectives of the Funds are as follows:

Domestic Equity Funds	Long-term capital appreciation.
Global Equity Funds	Long-term capital appreciation.
International Equity Funds	Long-term capital appreciation.
Bond Fund	Outperform the Bloomberg Barclays U.S. Aggregate Index by maximizing total return through a combination of income and capital appreciation.
Income Fund	High level of current income with relative stability of principal.
Low Duration Fund	Maximize total return. Total return includes both income and capital appreciation.
Macro Allocation Fund	Maximize long-term risk-adjusted total return.

(2) Significant Accounting Policies

The following is a summary of the Trust’s significant accounting policies in effect during the periods covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles (“US GAAP”), which includes the accounting and reporting guidelines under Accounting Standards Topic 946, Financial Services—Investment Companies.

(a) Investment income and transactions

Investment income, realized and unrealized gains and losses, and certain Fund level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses, which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Funds have equal rights with respect to voting, subject to class specific arrangements.

Dividend income and expenses are recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded when the information is available.

Interest income is recorded on an accrual basis, adjusted for amortization of premium or accretion of discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Bond, Income, Low Duration and Macro Allocation Funds were the rates in effect on December 31, 2018. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Premiums and discounts are amortized and accreted on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Paydown gains and losses on mortgage-backed and asset-backed securities are treated as an adjustment to interest income. For the year ended December 31, 2018, the Bond, Income and Low Duration Funds recognized a reduction of interest income and a corresponding increase in net realized gain of $5,491, $916 and $2,266, respectively (in thousands). This reclassification had no effect on the net increase (decrease) in net assets resulting from operations, net asset value or the net assets of the Funds.

124	Annual Report	December 31, 2018

Notes to Financial Statements

The Funds do not isolate the portion of operations resulting from fluctuations in foreign currency exchange rates on investments from the fluctuations arising from changes in the value of securities held. Such currency fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

For financial reporting purposes, security and shareholder transactions are recorded on trade date in accordance with US GAAP. Realized gains and losses from securities transactions are recognized on a specifically identified cost basis.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(b) Share Valuation and Distributions to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange (the “NYSE”), which is generally 4:00 p.m. Eastern time, on each day the NYSE is open.

Distributions from net investment income, if any, for all Equity and Multi-Asset and Alternative Funds are declared and paid at least annually. Distributions from net investment income for the Fixed Income Funds are declared daily and paid monthly. Capital gain distributions, if any, for all Funds, are declared and paid at least annually in December. Distributions payable to shareholders are recorded on the ex-dividend date.

(c) Foreign Currency Translation

The Funds may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open forward foreign currency contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s net asset value, typically 4:00 p.m. Eastern time on days when there is regular trading on the NYSE. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

(d) Income Taxes

Each Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), in order to qualify as regulated investment companies. Each Fund intends to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all, or substantially all, federal income and excise taxes. No provision for federal income and excise taxes has been made.

Certain Funds may be subject to foreign income taxes imposed on realized gains on securities of issuers from certain foreign countries. Such taxes, if applicable, are included within Net realized gain (loss) on transactions from Investments in securities in the Statement of Operations.

Management has evaluated all of the uncertain tax positions of the Funds and has determined that no liability is required to be recorded in the financial statements.

The statute of limitations on the Funds’ tax returns for the prior three years remains open and the returns are subject to examination.

December 31, 2018	William Blair Funds	125

Notes to Financial Statements

Adjustments to the cost of investments for tax purposes may be due to the deferred loss associated with current and prior year wash sales, income recognition from investments in real estate investment trusts and partnerships, and the Funds’ election to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”). The cost of investments, including derivatives, for federal income tax purposes and related gross unrealized appreciation (depreciation) and net unrealized appreciation/(depreciation) at December 31, 2018, were as follows (in thousands):

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Growth	$171,483	$63,645	$9,934	$53,711
Large Cap Growth	141,567	41,374	4,808	36,566
Mid Cap Growth	53,475	7,873	5,091	2,782
Small-Mid Cap Growth	2,327,105	256,170	209,996	46,174
Small-Mid Cap Value	1,711	157	207	(50)
Small Cap Growth	601,769	58,923	63,490	(4,567)
Small Cap Value	460,953	76,449	53,286	23,163
Global Leaders	151,915	28,335	9,232	19,103
International Leaders	398,611	32,413	21,648	10,765
International Developed Plus	83,543	8,860	5,337	3,523
Institutional International Developed Plus	15,238	1,648	944	704
International Growth	2,088,102	168,752	165,910	2,842
Institutional International Growth	1,791,063	138,415	147,428	(9,013)
International Small Cap Growth	371,213	18,615	56,072	(37,457)
Emerging Markets Leaders	203,129	15,275	19,341	(4,066)
Emerging Markets Growth	713,442	50,683	31,099	19,584
Emerging Markets Small Cap Growth	278,701	14,443	15,041	(598)
Bond	436,403	4,228	18,196	(13,968)
Income	59,480	74	1,956	(1,882)
Low Duration	108,172	68	2,208	(2,140)
Macro Allocation	915,051	22,689	41,067	(18,378)

In addition, the Funds may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and US GAAP. The reclassifications generally relate to the tax treatment of net operating losses, expiration of capital loss carryforwards, redemptions in-kind, and utilization of earnings and profits distributed to shareholders on redemption of shares. These reclassifications have no impact on the net asset values or the net assets of the Funds. Accordingly, at December 31, 2018 (the Funds’ most recent fiscal year end), the following reclassifications were recorded (in thousands):

126	Annual Report	December 31, 2018

Notes to Financial Statements

Fund	Paid in Capital	Total Distributable Earnings (Loss)
Growth	$19,805	$(19,805)
Large Cap Growth	5,048	(5,048)
Mid Cap Growth	2,417	(2,417)
Small-Mid Cap Growth	31,047	(31,047)
Small-Mid Cap Value	98	(98)
Small Cap Growth	12,551	(12,551)
Small Cap Value	6,948	(6,948)
Global Leaders	4,894	(4,894)
International Leaders	—	—
International Developed Plus	—	—
Institutional International Developed Plus	(11)	11
International Growth	18	(18)
Institutional International Growth	—	—
International Small Cap Growth	(274)	274
Emerging Markets Leaders	24,198	(24,198)
Emerging Markets Growth	32,994	(32,994)
Emerging Markets Small Cap Growth	(3,217)	3,217
Bond	—	—
Income	—	—
Low Duration	(955)	955
Macro Allocation	—	—

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal income tax regulations that may differ from US GAAP. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period.

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2018 and 2017 was as follows (in thousands):

	Distributions Paid in 2018				Distributions Paid in 2017
	Ordinary		Long-Term		Ordinary		Long-Term
	Income		Capital Gains		Income		Capital Gains
Fund	Class N	Class I	Class N	Class I	Class N	Class I	Class N	Class I
Growth	$815	$3,461	$11,233	$47,642	$351	$3,113	$10,311	$80,701
Large Cap Growth	503	1,744	6,019	18,995	—	—	146	993
Mid Cap Growth	—	—	982	9,097	—	—	986	10,476
Small-Mid Cap Growth	576	2,467	36,850	157,662	—	—	11,906	81,736
Small-Mid Cap Value	11	75	47	307	—	12	28	320
Small Cap Growth	2,543	5,077	21,112	42,147	4,158	8,754	19,362	40,764
Small Cap Value	—	1,274	2,248	55,731	46	2,095	2,057	45,472
Global Leaders	107	1,617	982	11,400	71	739	215	1,738
International Leaders	37	672	275	2,379	117	844	71	437
International Developed Plus	23	1,522	14	681	55	2,202	—	—
International Growth	2,365	19,058	36,843	126,713	9,771	36,754	—	—
International Small Cap Growth	61	4,260	402	21,212	121	8,233	425	23,214

December 31, 2018	William Blair Funds	127

Notes to Financial Statements

	Distributions Paid in 2018				Distributions Paid in 2017
	Ordinary		Long-Term		Ordinary		Long-Term
	Income		Capital Gains		Income		Capital Gains
Fund	Class N	Class I	Class N	Class I	Class N	Class I	Class N	Class I
Emerging Markets Leaders	$15	$477	$164	$3,197	$12	$327	$—	$—
Emerging Markets Growth	69	1,152	897	9,989	77	1,188	—	—
Emerging Markets Small Cap Growth	—	303	201	4,110	391	8,028	35	651
Bond	3,412	14,892	—	—	3,978	14,049	—	—
Income	993	1,404	—	—	1,426	1,849	—	—
Low Duration	62	2,632	—	—	96	4,594	—	—
Macro Allocation	675	15,790	—	—	260	8,252	—	—

	Distributions Paid in 2018		Distributions Paid in 2017
	Ordinary	Long-Term	Ordinary	Long-Term
	Income	Capital Gains	Income	Capital Gains
	Institutional	Institutional	Institutional	Institutional
Global Leaders	$1,539	$10,463	$1,836	$4,097
International Leaders	3,148	10,126	4,501	2,201
Institutional International Developed Plus	554	—	212	—
Institutional International Growth	20,298	166,380	54,743	39,224
International Small Cap Growth	3,872	17,228	6,246	17,011
Emerging Markets Leaders	2,228	13,885	3,069	—
Emerging Markets Growth	9,103	72,372	11,908	—
Emerging Markets Small Cap Growth	257	2,096	4,880	389
Bond	3,657	—	3,890	—
Low Duration	3,226	—	2,290	—
Macro Allocation	13,220	—	6,654	—

As of December 31, 2018, the components of distributable earnings on a tax basis were as follows (in thousands):

	Undistributed	Accumulated	Undistributed	Net Unrealized
	Ordinary	Capital and	Long-Term	Appreciation/
Fund	Income	Other Losses	Capital Gain	(Depreciation)	Total
Growth	$876	$—	$6,732	$53,711	$61,319
Large Cap Growth	86	(924)	3,728	36,566	39,456
Mid Cap Growth	50	—	2,260	2,782	5,092
Small-Mid Cap Growth	—	—	8,545	46,174	54,719
Small-Mid Cap Value	5	(32)	—	(50)	(77)
Small Cap Growth	—	(7,883)	11,445	(4,567)	(1,005)
Small Cap Value	487	—	2,276	23,163	25,926
Global Leaders	70	(719)	1,532	19,105	19,988
International Leaders	354	(32)	—	10,759	11,081
International Developed Plus	—	(854)	—	3,538	2,684
Institutional International Developed Plus	—	(226)	—	709	483
International Growth	16,855	(39,676)	—	2,862	(19,959)
Institutional International Growth	—	(33,348)	—	(9,035)	(42,383)
International Small Cap Growth	—	(15,671)	—	(37,426)	(53,097)
Emerging Markets Leaders	1,130	(3,768)	—	(4,098)	(6,736)
Emerging Markets Growth	4,115	(6,519)	—	19,576	17,172
Emerging Markets Small Cap Growth	—	(38,594)	—	(604)	(39,198)
Bond	353	(22,047)	—	(13,975)	(35,669)
Income	15	(5,656)	—	(1,882)	(7,523)
Low Duration	61	(25,492)	—	(2,140)	(27,571)
Macro Allocation	16,690	(150,674)	—	(18,378)	(152,362)

128	Annual Report	December 31, 2018

Notes to Financial Statements

As of December 31, 2018, the Funds may have unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. The following table details the Funds’ available capital loss carryforwards as of December 31, 2018, the capital loss carryforwards utilized by the Funds in 2018, and the capital loss carryforwards that expired in 2018 (in thousands):

				Capital Loss	Capital Loss
	Available Capital Loss Carryforwards			Carryforwards	Carryforwards
Fund	Short Term	Long Term	Total	Utilized in 2018	Expired in 2018
Institutional International Developed Plus	$91	$—	$91	$122	$—
Emerging Markets Growth	—	—	—	21,948	—
Emerging Markets Small Cap Growth	38,594	—	38,594	—	—
Bond	10,433	11,614	22,047	—	—
Income	2,100	3,556	5,656	—	—
Low Duration	11,653	13,839	25,492	—	955
Macro Allocation	150,674	—	150,674	67,739	—

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually, net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any short term or long term capital losses incurred between November 1 and the end of their fiscal year, December 31, 2018. Qualified late year ordinary losses are comprised of losses related to foreign currency and PFICs incurred between November 1 and the end of their fiscal year, December 31, 2018.

As of December 31, 2018, the following Funds deferred, on a tax basis, qualified late year losses of (in thousands):

	Qualified Late Year Losses
	Ordinary	Net
Fund	Income	Capital
Large Cap Growth	$—	$924
Small-Mid Cap Value	—	32
Small Cap Growth	—	7,883
Global Leaders	—	719
International Leaders	—	32
International Developed Plus	120	734
Institutional International Developed Plus	26	109
International Growth	—	39,676
Institutional International Growth	1,197	32,151
International Small Cap Growth	2,349	13,322
Emerging Markets Leaders	—	3,768
Emerging Markets Growth	—	6,519

(e) Repurchase Agreements

In a repurchase agreement, a Fund buys a security at one price and at the time of sale, the seller agrees to repurchase the security at a mutually agreed upon time and price (usually within seven days). The repurchase agreement thereby determines the yield during the purchaser’s holding period, while the seller’s obligation to repurchase is secured by the value of the underlying collateral. The Adviser monitors, on an ongoing basis, the value of the underlying collateral to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements may involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying collateral. The risk to a Fund is limited to the ability of the seller to pay the agreed upon sum on the delivery date. In the event of default, a repurchase agreement provides that a Fund is entitled to sell the underlying collateral. The loss, if any, to a Fund will be the difference between the proceeds from the sale and the repurchase price. However, if bankruptcy proceedings are commenced with respect to the seller of the security, disposition of the collateral by the Fund may be delayed or limited. The Funds have master repurchase agreements which allow the Funds to offset amounts owed to a counterparty with amounts owed from the same counterparty, including any collateral, in the event the counterparty defaults. As of December 31, 2018, each Fund’s outstanding repurchase agreements, if any, and related collateral, are shown on the Fund’s Portfolio of Investments. Although no definitive creditworthiness criteria are used, the Adviser reviews the creditworthiness of the banks and non-bank dealers with

December 31, 2018	William Blair Funds	129

Notes to Financial Statements

which a Fund enters into repurchase agreements to evaluate those risks. A Fund may, for tax purposes, deem repurchase agreements collateralized by U.S. Government securities to be investments in U.S. Government securities.

(f) TBA Securities

The Fixed Income Funds may invest in mortgage pass-through securities eligible to be sold in the “to-be announced” market (“TBAs”). TBAs provide for the forward or delayed delivery of the underlying instrument with settlement in up to 180 days. The term TBA comes from the fact that the specific mortgage-backed security that will be delivered to fulfill a TBA trade is not designated at the time the trade is made, but rather is generally announced 48 hours before the settlement date. A Fund generally has the ability to close out a TBA obligation on or before the settlement date, rather than take delivery of the security. When a Fund sells TBAs, it incurs risks similar to those incurred in short sales. For example, when a Fund sells TBAs without owning or having the right to obtain the deliverable securities it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold the securities.

(g) Securities Sold, Not Yet Purchased

A Fund may sell a security it does not own (known as selling a security short) in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker through which it made the short sale. A gain, limited to the price at which the fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. A Fund is also subject to the risk that it may be unable to acquire a security to terminate a short position except at a price substantially in excess of the price at which it sold the security short.

(h) Use of Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(i) Indemnification

In the normal course of business, the Funds have entered into contracts in which the Funds agree to indemnify the other party or parties against various potential costs or liabilities. The Funds’ maximum exposure under these arrangements is unknown. No claim has been made for indemnification pursuant to any such agreement of the Funds.

(j) Redemption In-Kind

In accordance with the Trust’s prospectus, the Funds may distribute portfolio securities rather than cash as payment for a redemption of Fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain or loss on the transfer of securities depending on the value of those securities on the date of redemption. Gains and losses realized on in-kind redemptions may not be recognized for tax purposes and are reclassified from accumulated net realized gain (loss) to capital paid in excess of par value. During the year ended December 31, 2018, the Small-Mid Cap Growth, Small Cap Growth and Emerging Markets Leaders Funds redeemed $34,789, $6,298 and $180,043 (in thousands), respectively, of Fund shares in-kind rather than with cash and recognized net realized gains of $11,209, $2,300 and $24,681 (in thousands), respectively, on the securities distributed to shareholders.

(k) Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update 2018-13—Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”), which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for all entities for fiscal years and interim periods within those fiscal years beginning after December 15, 2019, however, early adoption is permitted. Management evaluated the impact and has elected to early adopt ASU 2018-13 effective December 31, 2018, which did not have a material impact on the financial statements.

In August 2018, the Securities and Exchange Commission (“SEC”) issued a final rule on Disclosure Update and Simplification (the “Rule”). The Rule contains amendments to certain financial statements presentation, particularly the presentation of components of net assets in the Statements of Assets and Liabilities and distributions on the Statements of Changes in Net Assets, and eliminates the requirement to disclose accumulated undistributed net investment income (loss) on the Statements of Changes in Net Assets. The amended rules are effective for interim and annual reports filed with the SEC on or after November 5,

130	Annual Report	December 31, 2018

Notes to Financial Statements

2018 (the Rule effective date). As of December 31, 2018, the Funds have adopted this Rule, which did not have a material impact on the financial statements.

(3) Valuation

(a) Investment Valuation

The value of domestic equity securities, including exchange-traded funds, is determined by valuing securities traded on national securities markets or in the over-the-counter markets at the last sale price or, if applicable, the official closing price or, in the absence of a recent sale on the date of determination, at the mean between the last reported bid and ask prices.

The value of foreign equity securities is generally determined based upon the last sale price on the foreign exchange or market on which it is primarily traded and in the currency of that market as of the close of the appropriate exchange or, if there have been no sales during that day, at the mean between the last reported bid and ask prices. The Board of Trustees has determined that the passage of time between when the foreign exchanges or markets close and when the Funds compute their net asset values could cause the value of foreign equity securities to no longer be representative or accurate and, as a result, may necessitate that such securities be fair valued. Accordingly, for foreign equity securities, the Funds may use an independent pricing service to fair value price the security as of the close of regular trading on the NYSE. As a result, a Fund’s value for a foreign security may be different from the last sale price (or the mean between the last reported bid and ask prices). As of December 31, 2018, fair valuation estimates for foreign equity securities were not obtained.

Fixed income securities are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the market value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices for such securities, dealer quotes, transaction prices for other securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions.

Repurchase agreements are valued at cost, which approximates fair value.

Option contracts on securities, currencies and other financial instruments traded on one or more exchanges are valued at their most recent sale price on the exchange on which they are traded most extensively. Option contracts on foreign indices are valued at the settlement price. If there were no sales that day or if no settlement price is available, such option contracts are valued at the mean between the last reported bid and ask prices. Option contracts traded in the Over-the-Counter (“OTC”) market shall be valued by an independent pricing service. Futures contracts are valued at the most recent settlement price on the exchange on which they are traded most extensively, or if no settlement price is available, at the last sale price as of the close of the exchange. Forward foreign currency contracts are valued on the basis of the value of the underlying currencies at the prevailing currency exchange rate as supplied by an independent pricing service.

Swaps that are centrally cleared through an exchange are valued at the most recent settlement price provided by the exchange on which they are cleared. Total return swaps on equities, equity baskets, indices and other financial instruments are valued by an independent pricing service, or if unavailable, based on the security’s or instrument’s underlying reference asset. All other swap contracts are valued by an independent pricing service. Depending on the product and the terms of the transaction, the independent pricing service may use a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, dividends and exchange rates.

Securities, and other assets, for which a market price is not available or is deemed unreliable (e.g., securities affected by unusual or extraordinary events, such as natural disasters or securities affected by market or economic events, such as bankruptcy filings), or the value of which is affected by a significant valuation event, are valued at a fair value as determined in good faith by, or under the direction of, the Board of Trustees and in accordance with the Valuation Procedures approved by the Board of Trustees. The value of these fair valued securities may be different from the last sale price (or the mean between the last reported bid and ask prices), and there is no guarantee that a fair valued security will be sold at the price at which a Fund is carrying the security.

As of December 31, 2018, there were securities held in the International Growth and Institutional International Growth Funds for which a reliable market price was not available and that were fair valued pursuant to the Valuation Procedures approved by the Board of Trustees.

(b) Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling a security in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a

December 31, 2018	William Blair Funds	131

Notes to Financial Statements

Fund’s investments. A three-tier hierarchy of inputs is used to classify fair value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

•	Level 1—Quoted prices (unadjusted) in active markets for an identical security.

•	Level 2—Prices determined using other significant observable inputs. Observable inputs are inputs that other market participants would use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others. In addition, other observable inputs such as foreign exchange rates, benchmark securities indices and foreign futures contracts may be utilized in the valuation of certain foreign securities when significant events occur between the last sale on the foreign securities exchange and the time at which the net asset value of the Fund is calculated.

•	Level 3—Prices determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment, and are based on the best information available.

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation methodologies applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Exchange-Traded Securities

Securities traded on a national securities exchange (or reported on the NASDAQ national market), including exchange-traded funds, are stated at the last reported sales price on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the mean between the last reported bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Fixed Income Securities

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agency obligations, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, asset-backed securities and non-U.S. bonds are generally valued using evaluated prices provided by an independent pricing service. The evaluated prices are formed using various market inputs that the pricing service believes accurately represent the fair value of a security at a particular point in time. The pricing service determines evaluated prices for fixed income securities using inputs including, but not limited to, recent transaction prices for such securities, dealer quotes, transaction prices for other securities with similar characteristics, collateral characteristics, credit quality, payment history, liquidity and market conditions. Securities that use similar valuation techniques and observable inputs as described above are categorized as Level 2 of the fair value hierarchy.

Short-Term Investments

Repurchase agreements and commercial paper are valued at cost, which approximates fair value. These investments are categorized as Level 2 of the fair value hierarchy.

Derivative Instruments

Listed derivatives, such as certain options and futures contracts, that are actively traded are valued based on quoted prices from the exchange on which they are traded most extensively and are categorized as Level 1 of the fair value hierarchy. OTC derivative contracts include forward foreign currency contracts, swap and certain option contracts related to interest rates, foreign currencies, the credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of OTC derivative products can be modeled by independent pricing services taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of forward foreign currency contracts and interest rate swaps. A substantial majority of OTC derivative products valued by a Fund using pricing models fall into this category and are categorized as Level 2 of the fair value hierarchy.

132	Annual Report	December 31, 2018

Notes to Financial Statements

As of December 31, 2018, the value of securities and other assets, segregated by their hierarchical input levels used in determining fair value and by security class or other financial instruments, are shown below (in thousands).

Investments in securities			Growth	Large Cap Growth	Mid Cap Growth
Level 1—Quoted prices
Common Stocks			$225,194	$177,349	$55,070
Level 2—Other significant observable inputs
Short-Term Investments			—	784	1,187
Level 3—Significant unobservable inputs
None			—	—	—
Total investments in securities			$225,194	$178,133	$56,257

Investments in securities		Small-Mid Cap Growth	Small-Mid Cap Value	Small Cap Growth	Small Cap Value
Level 1—Quoted prices
Common Stocks		$2,310,216	$1,661	$575,842	$474,139
Level 2—Other significant observable inputs
Short-Term Investments		63,063	—	21,360	9,977
Level 3—Significant unobservable inputs
None		—	—	—	—
Total investments in securities		$2,373,279	$1,661	$597,202	$484,116

Investments in securities	Global Leaders	International Leaders	International Developed Plus	Institutional International Developed Plus	International Growth
Level 1—Quoted prices
Common Stocks	$167,370	$397,013	$83,085	$15,166	$2,059,674
Preferred Stocks	—	—	—	—	22,979
Level 2—Other significant observable inputs
Common Stocks	—	—	—	—	8,291
Short-Term Investments	3,648	12,363	3,981	776	—
Level 3—Significant unobservable inputs
Common Stocks	—	—	—	—	—
Total investments in securities	$171,018	$409,376	$87,066	$15,942	$2,090,944

Investments in securities	Institutional International Growth	International Small Cap Growth	Emerging Markets Leaders	Emerging Markets Growth	Emerging Markets Small Cap Growth
Level 1—Quoted prices
Common Stocks	$1,729,428	$331,682	$180,438	$679,515	$263,772
Preferred Stocks	19,245	—	5,092	15,285	3,073
Level 2—Other significant observable inputs
Common Stocks	6,944	2,074	7,460	31,134	11,258
Short-Term Investments	26,433	—	6,073	7,092	—
Level 3—Significant unobservable inputs
Common Stocks	—	—	—	—	—
Total investments in securities	$1,782,050	$333,756	$199,063	$733,026	$278,103

December 31, 2018	William Blair Funds	133

Notes to Financial Statements

Investments in securities	Bond	Income	Low Duration	Macro Allocation
Assets
Level 1—Quoted Prices
Common Stocks	$—	$—	$—	$384
Exchange-Traded Funds	—	—	—	579,973
Purchased Options	—	—	—	1,270
Level 2—Other significant observable inputs
Asset-Backed Securities	6,852	1,993	19,080	—
Commercial Paper	—	400	675	—
Corporate Obligation/Notes	194,017	19,193	30,925	—
Foreign Government	—	—	—	19,946
Purchased Options	—	—	—	1,086
Short-Term Investments	—	903	1,457	72,616
U.S. Government and U.S. Agency	221,868	35,154	54,028	225,001
Level 3—Significant unobservable inputs
None	—	—	—	—
Liabilities
Level 1—Quoted Prices
None	—	—	—	—
Level 2—Other significant observable inputs
None	—	—	—	—
Level 3—Significant unobservable inputs
None	—	—	—	—
Total investments in securities	$422,737	$57,643	$106,165	$900,276

Other financial instruments

Assets
Level 1—Quoted Prices
Futures Contracts	$—	$—	$—	$12,936
Level 2—Other significant observable inputs
Forward Foreign Currency Contracts	—	—	—	12,174
Swaps	276	—	—	938
Level 3—Significant unobservable inputs
None	—	—	—	—
Liabilities
Level 1—Quoted Prices
Futures Contracts	—	—	—	(4,783)
Level 2—Other significant observable inputs
Forward Foreign Currency Contracts	—	—	—	(6,979)
Swaps	—	—	—	(2,152)
U.S. Government Agency	(19,496)	(4,883)	(14,650)	—
Level 3—Significant unobservable inputs
None	—	—	—	—
Total Other Financial Instruments	$(19,220)	$(4,883)	$(14,650)	$12,134

Level 1 Common Stocks are exchange-traded securities with a quoted price. See Portfolio of Investments for Sector Classification.

The fair value estimates for the Level 3 securities in the International Growth and Institutional International Growth Funds were determined in good faith by the Pricing Committee, pursuant to the Valuation Procedures approved by the Board of Trustees. There were various factors considered in reaching these fair value determinations, including, but not limited to, the following: the type of security, the extent of public trading of the security, information obtained from a broker-dealer for the security, and analysis of the company’s performance and market trends that influence its performance. Level 3 securities represented 0.00% and 0.00% as a percentage of net assets in the International Growth and Institutional International Growth Funds, respectively. The change in net unrealized gain (loss) related to those securities held at December 31, 2018 is included in the Change in net unrealized appreciation (depreciation) of Investments in the Statements of Operations.

134	Annual Report	December 31, 2018

Notes to Financial Statements

(4) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Fund has a management agreement with the Adviser for investment management, clerical, bookkeeping and administrative services. Each Fund pays the Adviser an annual management fee, which is accrued daily and paid monthly, based on a specified percentage of the Fund’s average daily net assets. Each Fund’s annual management fee rate is as follows:

Domestic Equity Funds
Growth	0.75%
Large Cap Growth	0.70%
Mid Cap Growth	0.95%
Small-Mid Cap Growth	1.00%
Small-Mid Cap Value	1.00%
Small Cap Growth	1.10%
Small Cap Value	1.10%

Fixed Income Funds
Bond	0.30%
Income[1]:
First $250 million	0.25%
In excess of $250 million	0.20%
Low Duration	0.30%

Multi-Asset and Alternative Fund
Macro Allocation	0.80%

Global Equity Fund
Global Leaders[2]	0.95%
International Equity Funds
International Leaders[3]	0.90%
International Developed Plus[4]	0.90%
Institutional International Developed Plus:
First $500 million	0.90%
Next $500 million	0.85%
In excess of $1 billion	0.80%
International Growth:
First $250 million	1.10%
Next $2.25 billion	1.00%
Next $2.5 billion	0.975%
Next $5 billion	0.95%
Next $5 billion	0.925%
In excess of $15 billion	0.90%
Institutional International Growth:
First $500 million	1.00%
Next $500 million	0.95%
Next $1.5 billion	0.90%
Next $2.5 billion	0.875%
Next $5 billion	0.85%
Next $5 billion	0.825%
In excess of $15 billion	0.80%
International Small Cap Growth	1.00%
Emerging Markets Leaders	1.10%
Emerging Markets Growth	1.10%
Emerging Markets Small Cap Growth	1.10%

1	Management fee also includes a charge of 5% of gross income.
2	Prior to May 1, 2018, the Global Leaders Fund paid a management fee at a rate of 1.00% of the Fund’s average daily net assets. Effective May 1, 2018, the management fee paid to the Adviser was reduced to 0.95%.
3	Prior to May 1, 2018, the International Leaders Fund paid a management fee at a rate of 0.95% of the Fund’s average daily net assets. Effective May 1, 2018, the management fee paid to the Adviser was reduced to 0.90%.
4	Prior to May 1, 2018, the International Developed Plus Fund paid a management fee at a rate of 1.00% of the first $250 million of the Fund’s average daily net assets; plus 0.90% of the Fund’s average daily net assets over $250 million. Effective May 1, 2018, the management fee paid to the Adviser was reduced to 0.90% of the Fund’s average daily net assets.

December 31, 2018	William Blair Funds	135

Notes to Financial Statements

The Funds have also entered into an Amended and Restated Expense Limitation Agreement with the Adviser. Under the terms of the agreement, the Adviser will waive its management fee and/or reimburse a Fund for certain operating expenses, subject to certain excluded expenses, in excess of the agreed upon rate through April 30, 2019. The amount the Adviser owes a Fund as of the reporting date is recorded as Receivable from Adviser in the Statements of Assets and Liabilities. The Adviser reimburses the Funds on a monthly basis. The Adviser will waive fees and/or reimburse expenses to the extent that the total operating expenses for the stated class of the Funds, subject to certain excluded expenses, exceed the following rates (as a percentage of average daily net assets):

	Class N		Class I		Institutional Class
Fund	Effective May 1, 2018 through April 30, 2019	Effective May 1, 2017 through April 30, 2018	Effective May 1, 2018 through April 30, 2019	Effective May 1, 2017 through April 30, 2018	Effective May 1, 2018 through April 30, 2019	Effective May 1, 2017 through April 30, 2018
Growth	1.20%	1.20%	0.95%	0.95%	N/A	N/A
Large Cap Growth	1.05%	1.05%	0.80%	0.80%	N/A	N/A
Mid Cap Growth	1.20%	1.30%	0.95%	1.05%	N/A	N/A
Small-Mid Cap Growth	1.35%	1.35%	1.10%	1.10%	N/A	N/A
Small-Mid Cap Value	1.25%	1.35%	1.00%	1.10%	N/A	N/A
Small Cap Growth	1.50%	1.50%	1.25%	1.25%	N/A	N/A
Small Cap Value	1.50%	1.50%	1.25%	1.25%	N/A	N/A
Global Leaders	1.30%	1.40%	1.05%	1.15%	1.00%	1.00%
International Leaders	1.25%	1.35%	1.00%	1.10%	0.95%	0.95%
International Developed Plus	1.25%	1.30%	1.00%	1.05%	N/A	N/A
Institutional International Developed Plus	N/A	N/A	N/A	N/A	0.90%	0.90%
International Growth	1.45%	1.45%	1.20%	1.20%	N/A	N/A
Institutional International Growth	N/A	N/A	N/A	N/A	1.05%	1.05%
International Small Cap Growth	1.55%	1.65%	1.30%	1.40%	1.25%	1.25%
Emerging Markets Leaders	1.55%	1.65%	1.30%	1.40%	1.25%	1.25%
Emerging Markets Growth	1.60%	1.70%	1.35%	1.45%	1.30%	1.30%
Emerging Markets Small Cap Growth	1.55%	1.65%	1.30%	1.40%	1.25%	1.25%
Bond	0.60%	0.65%	0.45%	0.50%	0.40%	0.35%
Income	0.85%	0.85%	0.70%	0.70%	N/A	N/A
Low Duration	0.55%	0.65%	0.40%	0.50%	0.35%	0.35%
Macro Allocation	1.25%	1.35%	1.00%	1.10%	0.95%	0.95%

136	Annual Report	December 31, 2018

Notes to Financial Statements

For the year ended December 31, 2018, the fee waivers and/or expense reimbursements received by each Fund were as follows (in thousands):

Fund	Fund Level Waiver	Class N Specific Waiver	Class I Specific Waiver	Total Waiver
Growth	$—	$8	$—	$8
Large Cap Growth	—	57	174	231
Mid Cap Growth	128	8	80	216
Small-Mid Cap Growth	—	427	1,203	1,630
Small-Mid Cap Value	125	—	1	126
Small Cap Growth	—	85	—	85
Small Cap Value	—	15	298	313
Global Leaders	161	4	—	165
International Leaders	179	7	—	186
International Developed Plus	94	3	124	221
Institutional International Developed Plus	134	—	—	134
International Growth	—	36	—	36
Institutional International Growth	—	—	—	—
International Small Cap Growth	—	—	—	—
Emerging Markets Leaders	—	—	—	—
Emerging Markets Growth	—	—	—	—
Emerging Markets Small Cap Growth	240	7	—	247
Bond	13	57	—	70
Income	—	19	—	19
Low Duration	122	1	—	123
Macro Allocation	—	—	—	—

(b) Underwriting, Distribution Services, and Shareholder Administration Agreements

Pursuant to separate Underwriting and Distribution Agreements, WBC is the principal underwriter and distributor for the continuous offering of shares of the Trust and acts as agent of the Trust in the sale of its shares. The Underwriting Agreement provides that the Distributor will use its best efforts to distribute the Trust’s shares. The Distributor is not compensated under the Underwriting Agreement.

Each Fund, except the Institutional International Developed Plus Fund and Institutional International Growth Fund, has a Distribution Agreement with WBC for distribution services to the Funds’ Class N shares. Each Fund pays WBC an annual fee, payable monthly, based on a specified percentage of its average daily net assets of Class N shares. The annual rate expressed as a percentage of average daily net assets for Class N is 0.25% for all Funds except the Bond, Income and Low Duration Funds, which is 0.15%. Pursuant to the Distribution Agreement, WBC enters into related selling group agreements with various firms at various rates for sales of the Funds’ Class N shares.

The Global Leaders, International Leaders, International Small Cap Growth, Emerging Markets Leaders, Emerging Markets Growth, Emerging Markets Small Cap Growth, Bond, Low Duration and Macro Allocation Funds have a Shareholder Administration Agreement with WBC to provide shareholder administration services to Class N and Class I shares. Class N and Class I shares of the Funds previously agreed to pay an annual fee, payable monthly, of 0.15% of average daily net assets attributable to each class, respectively, all of which had been waived by WBC since January 2015. Effective January 1, 2018, the fee was reduced to 0.00%. WBC has provided, and continues to provide, shareholder administration services pursuant to the Shareholder Administration Agreements.

December 31, 2018	William Blair Funds	137

Notes to Financial Statements

(5) Investment Transactions

Investment transactions, excluding U.S. government securities and securities whose maturities or expiration dates at the time of purchase were one year or less, for the year ended December 31, 2018, were as follows (in thousands):

Fund	Purchases	Sales
Growth	$150,449	$309,491
Large Cap Growth	100,927	144,880
Mid Cap Growth	37,162	59,843
Small-Mid Cap Growth	1,726,288	1,071,359
Small-Mid Cap Value	2,444	3,993
Small Cap Growth	558,692	432,921
Small Cap Value	342,140	452,119
Global Leaders	91,786	121,752
International Leaders	222,871	135,796
International Developed Plus	69,178	83,087
Institutional International Developed Plus	12,257	12,303
International Growth	2,214,047	2,688,584
Institutional International Growth	1,757,420	1,918,247
International Small Cap Growth	471,554	580,964
Emerging Markets Leaders	204,494	402,274
Emerging Markets Growth	1,180,930	1,525,355
Emerging Markets Small Cap Growth	811,762	871,978
Bond	205,393	238,747
Income	71,831	90,103
Low Duration	225,022	328,531
Macro Allocation	294,206	605,733

Investment transactions in U.S. government securities whose maturities at the time of purchase were greater than one year for the year ended December 31, 2018, were as follows (in thousands):

Fund	Purchases	Sales
Bond	$—	$3,463
Income	2,336	2,975
Low Duration	—	—
Macro Allocation	4,867	—

138	Annual Report	December 31, 2018

Notes to Financial Statements

(6) Financial Derivative Instruments

Each Fund may use derivative instruments to maintain liquidity, to provide hedging, or in anticipation of changes in the composition of its portfolio holdings or as otherwise provided in each Fund’s prospectus. Macro Allocation Fund may also use derivative instruments to obtain investment exposures. The derivative instruments held as of December 31, 2018, as disclosed in each Fund’s Portfolios of Investments, are representative of each Fund’s derivative instrument trading activity during the year ended December 31, 2018.

Derivative transactions carry counterparty risk as they are based on contracts between a Fund and the applicable counterparty. For exchange-traded or cleared derivative contracts, such counterparty risk is limited due to the role of the exchange or clearinghouse. OTC derivative contracts, however, are exposed to counterparty risk in the amount of unrealized gains, net of collateral held, for the duration of the contract.

Macro Allocation Fund is subject to certain netting arrangements through International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDAs”). The ISDAs maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. The ISDAs cover certain OTC derivative securities entered into by Macro Allocation Fund with various counterparties and allow Macro Allocation Fund to close out and net its total exposure to a counterparty in the event of a default.

Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price at a designated date, time and place. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. A futures contract can be closed out prior to delivery by entering into an offsetting transaction in a matching futures contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a Fund realizes a gain; if it is more, a Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, a Fund realizes a gain; if it is less, a Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the futures contract.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other liquid assets equal to a certain percentage of the contract amount (“initial margin deposit”). Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by a Fund and a cash payment is either made to or received from the broker each day. Gains or losses on futures contracts are recognized but not considered realized until the contracts expire or are closed and are included in the Statement of Operations.

Options

The purchase or sale of an option by a Fund involves the payment or receipt of a premium by the investor and the corresponding right or obligation, as the case may be, either to purchase or sell the underlying security, commodity, or other instrument for a specific price at a certain time or during a certain period. Purchasing options involves the risk that the underlying instrument will not change price in the manner expected, so the investor loses its premium. Writing options involves potentially greater risk because the investor is exposed to the extent of the actual price movement in the underlying security rather than only the amount of the premium paid (which could result in a potentially unlimited loss). OTC options also involve counterparty credit risk. Purchased options are shown as an asset in the Statement of Assets and Liabilities and are included in Investments in securities. Premiums received for written options are shown as a liability in the Statement of Assets and Liabilities. Realized gains and losses on the sale, expiration or assignment of an option are disclosed in the Statement of Operations.

Forward Foreign Currency Contracts

The Global Equity, International Equity and Multi-Asset and Alternative Funds may enter into forward foreign currency contracts. When entering into a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. A Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and

December 31, 2018	William Blair Funds	139

Notes to Financial Statements

the forward rates at the reporting date, is included in the Statement of Assets and Liabilities as unrealized appreciation/depreciation on forward foreign currency contracts. Realized and unrealized gains and losses are included in the Statement of Operations. These instruments may involve market risk, credit risk, or both kinds of risks in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from the price movements in currencies.

Swap Contracts

Swap agreements may include total return, interest rate, securities index, commodity, security, currency exchange rate, credit default index, volatility and variance swaps. Cleared swaps are transacted through futures commission merchants that are members of central clearing houses with the clearing house serving as a central counterparty similar to transactions in futures contracts. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount” (i.e., the change in the value of a particular dollar amount invested, for example, at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index). Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay a Fund and the risk that a Fund will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce a Fund’s gains from a swap agreement or may cause a Fund to lose money. To the extent permitted by its investment policies and restrictions, a Fund may invest in the following types of swaps:

Credit Default Swaps—A Fund may invest in credit default swaps as a means of “buying” credit protection (i.e., attempting to mitigate the risk of default or credit quality deterioration in some portion of a Fund’s holdings) or “selling” credit protection (i.e., attempting to gain exposure to an underlying issuer’s credit quality characteristics without directly investing in that issuer). A credit default swap is a contract between a buyer and a seller of protection against a pre-defined credit event (e.g., a ratings downgrade or default) on an underlying reference obligation, which may be a single debt instrument or baskets or indices of securities. A Fund may be a buyer or seller of a credit default swap. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. A Fund adds leverage to its portfolio because the Fund is subject to investment exposure on the notional amount of the swap. The maximum potential amount of future payments that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of the period end for which a Fund is the seller of protection are disclosed in the Fund’s Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the same Fund for the same referenced entity or entities. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as an indicator of the payment performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent deterioration of the referenced entities’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap.

Interest Rate Swap—A Fund may invest in interest rate swaps to gain or mitigate exposure to changes in interest rates. Interest rate swap agreements involve a commitment between parties to pay either a fixed interest rate or a floating interest rate based on a notional amount of principal. The parties make payments at predetermined intervals throughout the life of the swap. As a payer, a Fund would make the fixed payment and receive the floating payment. As a receiver, a Fund would make the floating payment and receive the fixed payment.

Total Return Swap—A Fund may invest in total return swaps to gain or mitigate exposure to an underlying security, or securities. Total return swap agreements may involve commitments to pay interest in exchange for the return on the underlying security, or securities. At maturity, a net cash flow is exchanged between the parties based on the total return of the underlying security, or securities, less a financing rate. As a receiver in the transaction, a Fund would receive a payment for a positive return and would make a payment for a negative return. As a payer in the transaction, a Fund would make a payment for a positive return and would receive a payment for a negative return.

Variance Swap—A Fund may invest in variance swaps in order to gain or mitigate its exposure to an underlying reference entity such as a broad based index. A variance swap is an agreement between two parties to exchange cash flows based on the measured variance of a reference entity. The payer agrees to exchange the fixed rate, which is the variance strike price of the reference

140	Annual Report	December 31, 2018

Notes to Financial Statements

entity, to the receiver for the floating rate, which is the realized variance price of the reference entity. At the time the trade is originated, the agreed upon variance strike price is generally set so that the fair value of the swap is near zero. At maturity, a net cash flow is exchanged between the parties based on the difference between the final realized variance price of the swap and the variance strike price multiplied by the notional, or vega amount. As a receiver of the floating rate, a Fund would receive a payment if the final realized variance price is greater than the variance strike price and would make a payment if the final realized variance price is less than the variance strike price. As a payer of the floating rate, a Fund would receive a payment if the final realized variance price is less than the variance strike price and would make a payment if the final realized variance price is greater than the variance strike price.

The following table presents the value of financial derivative instruments, by Fund and primary risk exposure, as of December 31, 2018, and their respective location in the Statements of Assets and Liabilities (in thousands):

	Assets		Liabilities
Fund and Primary Risk Exposure	Statements of Assets and Liabilities	Value	Statements of Assets and Liabilities	Value
Bond
Credit	Receivable for variation margin on centrally cleared swaps	$276	Payable for variation margin on centrally cleared swaps	$—
Macro Allocation
Credit	Receivable for variation margin on centrally cleared swaps	—	Payable for variation margin on centrally cleared swaps	118
Currency	Unrealized appreciation on forward foreign currency contracts	12,174	Unrealized depreciation on forward foreign currency contracts	6,979
Currency	Investments in securities, at value	359	Options written, at value	—
Equity	Receivable for variation margin on futures	12,936	Payable for variation margin on futures	4,341
Equity	Investments in securities, at value	727	Options written, at value	—
Equity	Unrealized appreciation on swap contracts	938	Unrealized depreciation on swap contracts	1,097
Interest rate	Investments in securities, at value	1,270	Options written, at value	—
Interest rate	Unrealized appreciation on swap contracts	—	Unrealized depreciation on swap contracts	694
Interest rate	Receivable for variation margin on futures	—	Payable for variation margin on futures	442
Interest rate	Receivable for variation margin on centrally cleared swaps	—	Payable for variation margin on centrally cleared swaps	243

The table above includes cumulative appreciation/(depreciation) on futures contracts and centrally cleared swaps as reported in the applicable Fund’s Portfolio of Investments. Variation margin receivable/payable on futures contracts and centrally cleared swaps is reported within the Statements of Assets and Liabilities.

December 31, 2018	William Blair Funds	141

Notes to Financial Statements

The following table indicates the effect of derivatives, by Fund and primary risk exposure, in the Statements of Operations for the year ended December 31, 2018 (in thousands):

	Realized Gain (Loss)		Change in Net Unrealized Appreciation (Depreciation)
Fund and Primary Risk Exposure	Statements of Operations	Value	Statements of Operations	Value
Bond
Credit	Swaps	$(189)	Swaps	$322
Macro Allocation
Credit	Swaps	64	Swaps	(241)
Currency	Forward foreign currency contracts	20,328	Forward foreign currency contracts	5,230
Currency	Options	2,632	Options	(1,484)
Equity	Futures contracts	(21,114)	Futures contracts	23,998
Equity	Options	(684)	Options	376
Equity	Swaps	8,463	Swaps	(4,732)
Interest rate	Futures contracts	15	Futures contracts	(540)
Interest rate	Options	(6,308)	Options	677
Interest rate	Swaps	552	Swaps	(1,365)

The following table is a summary by counterparty of the derivative instruments and collateral pledged/(received) included in the Macro Allocation Fund’s Statement of Assets and Liabilities at December 31, 2018 (in thousands):

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swaps	Total	Forward Foreign Currency Contracts	Swaps	Total	Net Market Value	Collateral Pledged (Received)	Net Exposure
Citibank N.A.	$12,174	$359	$110	$12,643	$(6,979)	$—	$(6,979)	$5,664	$(5,664)	$—
Credit Suisse	—	727	—	727	—	(1,608)	(1,608)	(881)	3,289	2,408
Goldman Sachs	—	—	828	828	—	(183)	(183)	645	(645)	—
	$12,174	$1,086	$938	$14,198	$(6,979)	$(1,791)	$(8,770)	$5,428	$(3,020)	$2,408

The net exposure represents the amount due from the counterparty in the event of default. Any net exposure is generally due to changes in market value of the underlying derivative instruments on the last day of the period as timing of collateral movement occurs the following day. For Credit Suisse, the collateral pledged is due to initial margin requirements of approximately $2,334 (in thousands) for total return swaps on futures and $955 (in thousands) for the net market value of all OTC swaps and OTC options. The table does not include additional collateral received in the amounts of $128 (in thousands) and $5 (in thousands) for Citibank N.A. and Goldman Sachs, respectively.

142	Annual Report	December 31, 2018

Notes to Financial Statements

(7) Fund Share Transactions

The following tables summarize the activity in capital shares of each Fund for the year ended December 31, 2018 (in thousands):

	Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$23,472	$11,875	$21,376	$13,971	2,069	1,409	2,022	1,456
Large Cap Growth	29,850	6,475	14,335	21,990	2,017	509	994	1,532
Mid Cap Growth	708	913	1,816	(195)	60	98	165	(7)
Small-Mid Cap Growth	380,723	37,279	163,129	254,873	15,220	1,679	6,431	10,468
Small-Mid Cap Value	113	58	122	49	7	6	8	5
Small Cap Growth	123,547	23,316	86,965	59,898	4,080	939	3,187	1,832
Small Cap Value	5,677	2,217	14,925	(7,031)	281	138	782	(363)
Global Leaders	1,661	1,030	1,425	1,266	109	85	98	96
International Leaders	3,308	312	2,911	709	200	22	181	41
International Developed Plus	210	37	1,229	(982)	12	3	77	(62)
International Growth	108,982	38,814	295,580	(147,784)	3,862	1,621	10,783	(5,300)
International Small Cap Growth	239	429	1,644	(976)	17	40	130	(73)
Emerging Markets Leaders	4,063	179	4,196	46	410	21	410	21
Emerging Markets Growth	1,881	889	2,909	(139)	116	79	205	(10)
Emerging Markets Small Cap Growth	3,416	201	6,551	(2,934)	198	14	377	(165)
Bond	23,108	3,396	34,380	(7,876)	2,284	340	3,453	(829)
Income	2,428	983	19,283	(15,872)	286	116	2,264	(1,862)
Low Duration	1,165	56	1,495	(274)	132	6	169	(31)
Macro Allocation	22,540	666	19,962	3,244	1,959	59	1,710	308

	Class I
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$19,362	$48,402	$178,305	$(110,541)	1,521	4,909	13,868	(7,438)
Large Cap Growth	30,159	17,362	81,956	(34,435)	1,958	1,293	5,120	(1,869)
Mid Cap Growth	10,073	8,782	30,355	(11,500)	806	873	2,485	(806)
Small-Mid Cap Growth	911,158	156,686	414,703	653,141	34,323	6,690	15,937	25,076
Small-Mid Cap Value	375	381	1,974	(1,218)	27	39	145	(79)
Small Cap Growth	202,591	46,926	114,306	135,211	6,183	1,690	3,677	4,196
Small Cap Value	66,163	56,178	145,358	(23,017)	3,311	3,405	7,213	(497)
Global Leaders	41,290	12,892	9,995	44,187	2,836	1,066	722	3,180
International Leaders	56,269	2,896	28,827	30,338	3,554	202	1,902	1,854
International Developed Plus	589	2,119	13,397	(10,689)	36	150	843	(657)
International Growth	200,613	133,989	531,160	(196,558)	6,692	5,473	18,564	(6,399)
International Small Cap Growth	82,715	19,411	169,747	(67,621)	5,533	1,796	13,158	(5,829)
Emerging Markets Leaders	9,820	3,475	14,210	(915)	917	412	1,420	(91)
Emerging Markets Growth	26,970	10,009	49,600	(12,621)	1,675	876	3,405	(854)
Emerging Markets Small Cap Growth	101,685	4,171	141,110	(35,254)	5,901	296	9,187	(2,990)
Bond	89,791	13,105	182,485	(79,589)	9,041	1,324	18,497	(8,132)
Income	8,196	1,300	24,129	(14,633)	976	154	2,848	(1,718)
Low Duration	9,060	2,567	84,883	(73,256)	1,029	291	9,591	(8,271)
Macro Allocation	204,410	14,124	483,628	(265,094)	17,377	1,250	41,548	(22,921)

December 31, 2018	William Blair Funds	143

Notes to Financial Statements

	Institutional Class
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Global Leaders	$3,889	$12,002	$65,440	$(49,549)	268	993	4,170	(2,909)
International Leaders	94,113	12,596	30,591	76,118	5,729	881	1,917	4,693
Institutional International Developed Plus	—	554	50	504	—	45	4	41
Institutional International Growth	268,610	180,253	432,394	16,469	15,659	12,959	24,320	4,298
International Small Cap Growth	12,441	21,099	39,019	(5,479)	833	1,941	2,717	57
Emerging Markets Leaders	31,986	16,112	231,210	(183,112)	2,961	1,911	23,818	(18,946)
Emerging Markets Growth	199,420	70,214	513,600	(243,966)	14,257	6,095	34,162	(13,810)
Emerging Markets Small Cap Growth	52,476	2,144	75,303	(20,683)	2,989	152	5,051	(1,910)
Bond	4,444	3,613	23,146	(15,089)	448	366	2,364	(1,550)
Low Duration	6,065	2,461	58,720	(50,194)	687	279	6,709	(5,743)
Macro Allocation	74,626	11,126	161,255	(75,503)	6,351	985	13,863	(6,527)

	Net Change in Net Assets Relating to Fund Share Activity
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$42,834	$60,277	$199,681	$(96,570)	3,590	6,318	15,890	(5,982)
Large Cap Growth	60,009	23,837	96,291	(12,445)	3,975	1,802	6,114	(337)
Mid Cap Growth	10,781	9,695	32,171	(11,695)	866	971	2,650	(813)
Small-Mid Cap Growth	1,291,881	193,965	577,832	908,014	49,543	8,369	22,368	35,544
Small-Mid Cap Value	488	439	2,096	(1,169)	34	45	153	(74)
Small Cap Growth	326,138	70,242	201,271	195,109	10,263	2,629	6,864	6,028
Small Cap Value	71,840	58,395	160,283	(30,048)	3,592	3,543	7,995	(860)
Global Leaders	46,840	25,924	76,860	(4,096)	3,213	2,144	4,990	367
International Leaders	153,690	15,804	62,329	107,165	9,483	1,105	4,000	6,588
International Developed Plus	799	2,156	14,626	(11,671)	48	153	920	(719)
Institutional International Developed Plus	—	554	50	504	—	45	4	41
International Growth	309,595	172,803	826,740	(344,342)	10,554	7,094	29,347	(11,699)
Institutional International Growth	268,610	180,253	432,394	16,469	15,659	12,959	24,320	4,298
International Small Cap Growth	95,395	40,939	210,410	(74,076)	6,383	3,777	16,005	(5,845)
Emerging Markets Leaders	45,869	19,766	249,616	(183,981)	4,288	2,344	25,648	(19,016)
Emerging Markets Growth	228,271	81,112	566,109	(256,726)	16,048	7,050	37,772	(14,674)
Emerging Markets Small Cap Growth	157,577	6,516	222,964	(58,871)	9,088	462	14,615	(5,065)
Bond	117,343	20,114	240,011	(102,554)	11,773	2,030	24,314	(10,511)
Income	10,624	2,283	43,412	(30,505)	1,262	270	5,112	(3,580)
Low Duration	16,290	5,084	145,098	(123,724)	1,848	576	16,469	(14,045)
Macro Allocation	301,576	25,916	664,845	(337,353)	25,687	2,294	57,121	(29,140)

144	Annual Report	December 31, 2018

Notes to Financial Statements

The following tables summarize the activity in capital shares of each Fund for the year ended December 31, 2017 (in thousands):

	Class N
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$2,767	$10,496	$41,517	$(28,254)	220	1,026	3,364	(2,118)
Large Cap Growth	12,606	146	3,699	9,053	1,059	11	309	761
Mid Cap Growth	1,284	919	13,722	(11,519)	113	85	1,153	(955)
Small-Mid Cap Growth	87,018	11,824	76,905	21,937	3,871	514	3,528	857
Small-Mid Cap Value	19	28	27	20	2	2	2	2
Small Cap Growth	66,284	23,270	69,840	19,714	2,362	884	2,439	807
Small Cap Value	4,125	2,069	10,395	(4,201)	203	104	508	(201)
Global Leaders	1,070	279	780	569	78	19	59	38
International Leaders	6,217	188	1,194	5,211	432	12	81	363
International Developed Plus	691	55	1,088	(342)	45	3	70	(22)
International Growth	50,070	9,669	210,605	(150,866)	1,863	324	7,645	(5,458)
International Small Cap Growth	708	513	7,355	(6,134)	50	34	484	(400)
Emerging Markets Leaders	2,641	12	3,440	(787)	271	1	338	(66)
Emerging Markets Growth	682	70	2,510	(1,758)	49	4	179	(126)
Emerging Markets Small Cap Growth	5,081	423	2,964	2,540	295	24	186	133
Bond	20,164	3,940	66,445	(42,341)	1,934	378	6,372	(4,060)
Income	8,700	1,377	22,470	(12,393)	986	156	2,546	(1,404)
Low Duration	786	85	6,068	(5,197)	87	9	672	(576)
Macro Allocation	8,704	257	31,131	(22,170)	745	22	2,675	(1,908)

	Class I
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$25,451	$81,062	$306,735	$(200,222)	1,915	7,067	22,849	(13,867)
Large Cap Growth	50,357	884	21,605	29,636	4,124	63	1,774	2,413
Mid Cap Growth	9,557	10,131	75,132	(55,444)	795	886	6,181	(4,500)
Small-Mid Cap Growth	552,371	80,961	417,940	215,392	24,056	3,359	17,523	9,892
Small-Mid Cap Value	609	332	737	204	42	24	50	16
Small Cap Growth	61,059	49,339	62,897	47,501	2,010	1,702	2,068	1,644
Small Cap Value	91,392	45,722	169,851	(32,737)	4,386	2,237	8,131	(1,508)
Global Leaders	4,803	2,421	4,692	2,532	369	169	351	187
International Leaders	25,424	1,177	9,441	17,160	1,779	73	580	1,272
International Developed Plus	21,920	2,098	9,628	14,390	1,398	128	628	898
International Growth	195,965	33,924	682,927	(453,038)	7,092	1,111	24,114	(15,911)
International Small Cap Growth	49,384	26,655	104,367	(28,328)	3,353	1,752	7,013	(1,908)
Emerging Markets Leaders	12,824	317	8,364	4,777	1,302	30	893	439
Emerging Markets Growth	16,176	1,017	23,951	(6,758)	1,115	65	1,707	(527)
Emerging Markets Small Cap Growth	94,539	8,107	31,293	71,353	5,769	453	1,876	4,346
Bond	134,250	12,422	84,447	62,225	13,010	1,203	8,184	6,029
Income	10,520	1,759	18,387	(6,108)	1,201	201	2,103	(701)
Low Duration	84,636	4,341	174,620	(85,643)	9,393	483	19,383	(9,507)
Macro Allocation	214,907	7,674	417,802	(195,221)	18,321	651	35,612	(16,640)

December 31, 2018	William Blair Funds	145

Notes to Financial Statements

	Institutional Class
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Global Leaders	$2,559	$5,655	$20,455	$(12,241)	198	394	1,511	(919)
International Leaders	38,667	4,960	17,973	25,654	2,552	307	1,200	1,659
Institutional International Developed Plus	150	212	1,432	(1,070)	10	15	112	(87)
Institutional International Growth	192,850	90,689	524,901	(241,362)	11,839	5,115	32,006	(15,052)
International Small Cap Growth	8,701	23,256	16,528	15,429	558	1,520	1,054	1,024
Emerging Markets Leaders	62,264	3,067	30,182	35,149	6,513	288	2,936	3,865
Emerging Markets Growth	303,312	10,235	378,630	(65,083)	22,768	645	26,296	(2,883)
Emerging Markets Small Cap Growth	31,040	4,554	38,952	(3,358)	1,822	254	2,289	(213)
Bond	5,456	3,799	12,891	(3,636)	530	368	1,251	(353)
Low Duration	56,356	1,908	9,982	48,282	6,253	213	1,112	5,354
Macro Allocation	81,930	5,947	207,896	(120,019)	6,962	504	17,587	(10,121)

	Net Change in Net Assets Relating to Fund Share Activity
	Dollars				Shares
Fund	Sales	Reinvest	Redemptions	Total	Sales	Reinvest	Redemptions	Total
Growth	$28,218	$91,558	$348,252	$(228,476)	2,135	8,093	26,213	(15,985)
Large Cap Growth	62,963	1,030	25,304	38,689	5,183	74	2,083	3,174
Mid Cap Growth	10,841	11,050	88,854	(66,963)	908	971	7,334	(5,455)
Small-Mid Cap Growth	639,389	92,785	494,845	237,329	27,927	3,873	21,051	10,749
Small-Mid Cap Value	628	360	764	224	44	26	52	18
Small Cap Growth	127,343	72,609	132,737	67,215	4,372	2,586	4,507	2,451
Small Cap Value	95,517	47,791	180,246	(36,938)	4,589	2,341	8,639	(1,709)
Global Leaders	8,432	8,355	25,927	(9,140)	645	582	1,921	(694)
International Leaders	70,308	6,325	28,608	48,025	4,763	392	1,861	3,294
International Developed Plus	22,611	2,153	10,716	14,048	1,443	131	698	876
Institutional International Developed Plus	150	212	1,432	(1,070)	10	15	112	(87)
International Growth	246,035	43,593	893,532	(603,904)	8,955	1,435	31,759	(21,369)
Institutional International Growth	192,850	90,689	524,901	(241,362)	11,839	5,115	32,006	(15,052)
International Small Cap Growth	58,793	50,424	128,250	(19,033)	3,961	3,306	8,551	(1,284)
Emerging Markets Leaders	77,729	3,396	41,986	39,139	8,086	319	4,167	4,238
Emerging Markets Growth	320,170	11,322	405,091	(73,599)	23,932	714	28,182	(3,536)
Emerging Markets Small Cap Growth	130,660	13,084	73,209	70,535	7,886	731	4,351	4,266
Bond	159,870	20,161	163,783	16,248	15,474	1,949	15,807	1,616
Income	19,220	3,136	40,857	(18,501)	2,187	357	4,649	(2,105)
Low Duration	141,778	6,334	190,670	(42,558)	15,733	705	21,167	(4,729)
Macro Allocation	305,541	13,878	656,829	(337,410)	26,028	1,177	55,874	(28,669)

(8) Subsequent Events

The Funds have evaluated subsequent events through the date of issuance of the Funds’ financial statements and have determined there is no impact to the Funds’ financial statements.

146	Annual Report	December 31, 2018

Financial Highlights — For a share outstanding throughout each period

Growth Fund

	Class N
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.27	$11.41	$12.52	$13.55	$14.79
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.02)	(0.02)	(0.04)	(0.07)
Net realized and unrealized gain (loss) on investments	0.75	2.78	(0.08)	0.75	1.03
Total from investment operations	0.71	2.76	(0.10)	0.71	0.96
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	3.07	3.90	1.01	1.74	2.20
Total distributions	3.07	3.90	1.01	1.74	2.20
Net asset value, end of year	$7.91	$10.27	$11.41	$12.52	$13.55
Total return (%)	5.10	24.35	(0.98)	5.31	6.59
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.22	1.20	1.21	1.19	1.18
Expenses, net of waivers and reimbursements	1.20	1.20	1.21	1.19	1.18
Net investment income (loss), before waivers and reimbursements	(0.36)	(0.14)	(0.15)	(0.29)	(0.50)
Net investment income (loss), net of waivers and reimbursements	(0.34)	(0.14)	(0.15)	(0.29)	(0.50)
Class N net assets at the end of the year (in thousands)	$38,370	$34,886	$62,936	$149,754	$272,765
Portfolio turnover rate (%)	46	38	79	78	100

	Class I
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.51	$12.39	$13.50	$14.43	$15.56
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	0.02	0.03	0.01	(0.03)
Net realized and unrealized gain (loss) on investments	0.82	3.02	(0.10)	0.80	1.10
Total from investment operations	0.81	3.04	(0.07)	0.81	1.07
Less distributions from:
Net investment income	0.00 ^	0.02	0.03	—	—
Net realized gain	3.07	3.90	1.01	1.74	2.20
Total distributions	3.07	3.92	1.04	1.74	2.20
Net asset value, end of year	$9.25	$11.51	$12.39	$13.50	$14.43
Total return (%)	5.42	24.64	(0.69)	5.69	6.96
Ratios to average daily net assets (%):
Expenses	0.91	0.92	0.90	0.89	0.86
Net investment income (loss)	(0.06)	0.12	0.20	0.06	(0.20)
Class I net assets at the end of the year (in thousands)	$187,306	$318,848	$514,870	$696,744	$688,038
Portfolio turnover rate (%)	46	38	79	78	100

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

See accompanying Notes to Financial Statements.

December 31, 2018	William Blair Funds	147

Financial Highlights — For a share outstanding throughout each period

Large Cap Growth Fund

	Class N
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.35	$10.26	$10.15	$10.46	$10.03
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.02)	0.02	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	0.81	3.19	0.18	0.75	1.46
Total from investment operations	0.79	3.17	0.20	0.73	1.44
Less distributions from:
Net investment income	—	—	0.01	—	—
Net realized gain	2.15	0.08	0.08	1.04	1.01
Total distributions	2.15	0.08	0.09	1.04	1.01
Net asset value, end of year	$11.99	$13.35	$10.26	$10.15	$10.46
Total return (%)	4.96	30.88	1.97	7.04	14.29
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.21	1.19	1.23	1.28	1.31
Expenses, net of waivers and reimbursements	1.05	1.05	1.05	1.07	1.13
Net investment income (loss), before waivers and reimbursements	(0.33)	(0.27)	(0.01)	(0.43)	(0.41)
Net investment income (loss), net of waivers and reimbursements	(0.17)	(0.13)	0.17	(0.22)	(0.23)
Class N net assets at the end of the year (in thousands)	$41,361	$25,604	$11,860	$10,443	$8,831
Portfolio turnover rate (%)	47	29	44	38	50

	Class I
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$13.97	$10.70	$10.58	$10.84	$10.33
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.02	0.04	(0.00)^	0.00 ^
Net realized and unrealized gain (loss) on investments	0.85	3.33	0.19	0.78	1.52
Total from investment operations	0.86	3.35	0.23	0.78	1.52
Less distributions from:
Net investment income	0.02	—	0.03	—	—
Net realized gain	2.15	0.08	0.08	1.04	1.01
Total distributions	2.17	0.08	0.11	1.04	1.01
Net asset value, end of year	$12.66	$13.97	$10.70	$10.58	$10.84
Total return (%)	5.21	31.29	2.22	7.26	14.65
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.90	0.90	0.91	0.95	1.00
Expenses, net of waivers and reimbursements	0.80	0.80	0.80	0.82	0.88
Net investment income (loss), before waivers and reimbursements	(0.01)	0.03	0.30	(0.10)	(0.10)
Net investment income (loss), net of waivers and reimbursements	0.09	0.13	0.41	0.03	0.02
Class I net assets at the end of the year (in thousands)	$137,599	$177,959	$110,475	$59,038	$50,778
Portfolio turnover rate (%)	47	29	44	38	50

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

148	Annual Report	December 31, 2018

Financial Highlights — For a share outstanding throughout each period

Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.92	$10.69	$11.28	$14.20	$15.21
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.08)	(0.06)	(0.09)	(0.12)
Net realized and unrealized gain (loss) on investments	0.03	2.29	0.09	0.04	1.26
Total from investment operations	(0.03)	2.21	0.03	(0.05)	1.14
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	2.02	1.98	0.62	2.87	2.15
Total distributions	2.02	1.98	0.62	2.87	2.15
Net asset value, end of year	$8.87	$10.92	$10.69	$11.28	$14.20
Total return (%)	(1.20)	20.88	0.23	(0.20)	7.53
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.57	1.49	1.45	1.43	1.35
Expenses, net of waivers and reimbursements	1.23	1.30	1.30	1.32	1.35
Net investment income (loss), before waivers and reimbursements	(0.85)	(0.84)	(0.68)	(0.76)	(0.80)
Net investment income (loss), net of waivers and reimbursements	(0.51)	(0.65)	(0.53)	(0.65)	(0.80)
Class N net assets at the end of the year (in thousands)	$4,944	$6,166	$16,234	$25,105	$37,413
Portfolio turnover rate (%)	58	59	60	65	81

	Class I
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.57	$11.20	$11.76	$14.65	$15.58
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.05)	(0.03)	(0.06)	(0.09)
Net realized and unrealized gain (loss) on investments	0.03	2.40	0.09	0.04	1.31
Total from investment operations	—	2.35	0.06	(0.02)	1.22
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	2.02	1.98	0.62	2.87	2.15
Total distributions	2.02	1.98	0.62	2.87	2.15
Net asset value, end of year	$9.55	$11.57	$11.20	$11.76	$14.65
Total return (%)	(0.86)	21.18	0.48	0.00	7.87
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.31	1.23	1.18	1.14	1.10
Expenses, net of waivers and reimbursements	0.98	1.05	1.05	1.07	1.10
Net investment income (loss), before waivers and reimbursements	(0.58)	(0.58)	(0.39)	(0.48)	(0.55)
Net investment income (loss), net of waivers and reimbursements	(0.25)	(0.40)	(0.26)	(0.41)	(0.55)
Class I net assets at the end of the year (in thousands)	$51,173	$71,369	$119,424	$174,617	$302,373
Portfolio turnover rate (%)	58	59	60	65	81

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2018	William Blair Funds	149

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$23.36	$19.20	$18.53	$18.72	$18.80
Income (loss) from investment operations:
Net investment income (loss)	(0.18)	(0.16)	(0.09)	(0.10)	(0.12)
Net realized and unrealized gain (loss) on investments	(0.25)	5.62	1.29	0.93	1.68
Total from investment operations	(0.43)	5.46	1.20	0.83	1.56
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.96	1.30	0.53	1.02	1.64
Total distributions	1.96	1.30	0.53	1.02	1.64
Net asset value, end of year	$20.97	$23.36	$19.20	$18.53	$18.72
Total return (%)	(2.29)	28.57	6.45	4.47	8.33
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.44	1.43	1.43	1.42	1.38
Expenses, net of waivers and reimbursements	1.35	1.35	1.35	1.35	1.35
Net investment income (loss), before waivers and reimbursements	(0.81)	(0.82)	(0.59)	(0.58)	(0.66)
Net investment income (loss), net of waivers and reimbursements	(0.72)	(0.74)	(0.51)	(0.51)	(0.63)
Class N net assets at the end of the year (in thousands)	$424,865	$228,828	$171,638	$169,595	$83,047
Portfolio turnover rate (%)	46	64	66	44	49

	Class I
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$24.48	$20.02	$19.25	$19.36	$19.34
Income (loss) from investment operations:
Net investment income (loss)	(0.12)	(0.11)	(0.05)	(0.06)	(0.08)
Net realized and unrealized gain (loss) on investments	(0.28)	5.87	1.35	0.97	1.74
Total from investment operations	(0.40)	5.76	1.30	0.91	1.66
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.96	1.30	0.53	1.02	1.64
Total distributions	1.96	1.30	0.53	1.02	1.64
Net asset value, end of year	$22.12	$24.48	$20.02	$19.25	$19.36
Total return (%)	(2.06)	28.90	6.72	4.74	8.62
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements.	1.16	1.16	1.16	1.15	1.15
Expenses, net of waivers and reimbursements	1.10	1.10	1.10	1.10	1.10
Net investment income (loss), before waivers and reimbursements	(0.53)	(0.55)	(0.34)	(0.33)	(0.43)
Net investment income (loss), net of waivers and reimbursements	(0.47)	(0.49)	(0.28)	(0.28)	(0.38)
Class I net assets at the end of the year (in thousands)	$1,979,105	$1,576,180	$1,090,939	$1,019,544	$793,789
Portfolio turnover rate (%)	46	64	66	44	49

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

150	Annual Report	December 31, 2018

Financial Highlights — For a share outstanding throughout each period

Small-Mid Cap Value Fund

	Class N
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.31	$14.53	$12.54	$13.63	$14.11
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.04	0.04	0.04	0.00 ^
Net realized and unrealized gain (loss) on investments	(2.08)	1.33	2.55	(0.47)	0.64
Total from investment operations	(1.99)	1.37	2.59	(0.43)	0.64
Less distributions from:
Net investment income	0.03	0.02	0.01	0.01	—
Net realized gain	2.98	1.57	0.59	0.65	1.12
Total distributions	3.01	1.59	0.60	0.66	1.12
Net asset value, end of year	$9.31	$14.31	$14.53	$12.54	$13.63
Total return (%)	(15.32)	9.59	20.69	(3.13)	4.66
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	6.88	4.83	4.15	3.93	4.50
Expenses, net of waivers and reimbursements	1.28	1.35	1.35	1.37	1.40
Net investment income (loss), before waivers and reimbursements	(4.97)	(3.21)	(2.51)	(2.29)	(3.08)
Net investment income (loss), net of waivers and reimbursements	0.63	0.27	0.29	0.27	0.02
Class N net assets at the end of the year (in thousands)	$234	$284	$267	$855	$946
Portfolio turnover rate (%)	104	70	45	35	69

	Class I
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.24	$14.47	$12.54	$13.63	$14.12
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.07	0.08	0.07	0.05
Net realized and unrealized gain (loss) on investments	(2.06)	1.33	2.55	(0.47)	0.63
Total from investment operations	(1.95)	1.40	2.63	(0.40)	0.68
Less distributions from:
Net investment income	0.08	0.06	0.11	0.04	0.05
Net realized gain	2.98	1.57	0.59	0.65	1.12
Total distributions	3.06	1.63	0.70	0.69	1.17
Net asset value, end of year	$9.23	$14.24	$14.47	$12.54	$13.63
Total return (%)	(15.03)	9.84	21.00	(2.86)	4.96
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	6.54	4.55	3.92	3.72	4.16
Expenses, net of waivers and reimbursements	1.03	1.10	1.10	1.12	1.15
Net investment income (loss), before waivers and reimbursements	(4.69)	(2.94)	(2.20)	(2.08)	(2.65)
Net investment income (loss), net of waivers and reimbursements	0.82	0.51	0.62	0.52	0.36
Class I net assets at the end of the year (in thousands)	$1,445	$3,359	$3,186	$3,220	$3,407
Portfolio turnover rate (%)	104	70	45	35	69

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2018	William Blair Funds	151

Financial Highlights — For a share outstanding throughout each period

Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$26.87	$25.24	$22.47	$25.61	$30.02
Income (loss) from investment operations:
Net investment income (loss)	(0.27)	(0.25)	(0.18)	(0.22)	(0.30)
Net realized and unrealized gain (loss) on investments	(0.10)	6.88	4.43	(0.93)	1.02
Total from investment operations	(0.37)	6.63	4.25	(1.15)	0.72
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	3.27	5.00	1.48	1.99	5.13
Total distributions	3.27	5.00	1.48	1.99	5.13
Net asset value, end of year	$23.23	$26.87	$25.24	$22.47	$25.61
Total return (%)	(2.14)	26.70	18.89	(4.44)	2.62
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.55	1.54	1.55	1.59	1.56
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.50
Net investment income (loss), before waivers and reimbursements	(0.94)	(0.93)	(0.84)	(0.94)	(1.06)
Net investment income (loss), net of waivers and reimbursements	(0.89)	(0.89)	(0.79)	(0.85)	(1.00)
Class N net assets at the end of the year (in thousands)	$169,074	$146,291	$117,068	$111,944	$148,201
Portfolio turnover rate (%)	74	81	90	91	82

	Class I
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$29.61	$27.34	$24.17	$27.32	$31.61
Income (loss) from investment operations:
Net investment income (loss)	(0.21)	(0.20)	(0.13)	(0.17)	(0.23)
Net realized and unrealized gain (loss) on investments	(0.14)	7.47	4.78	(0.99)	1.07
Total from investment operations	(0.35)	7.27	4.65	(1.16)	0.84
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	3.27	5.00	1.48	1.99	5.13
Total distributions	3.27	5.00	1.48	1.99	5.13
Net asset value, end of year	$25.99	$29.61	$27.34	$24.17	$27.32
Total return (%)	(1.88)	26.99	19.22	(4.20)	2.87
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.25	1.25	1.27	1.30	1.30
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.25
Net investment income (loss), before waivers and reimbursements	(0.65)	(0.64)	(0.56)	(0.66)	(0.80)
Net investment income (loss), net of waivers and reimbursements	(0.65)	(0.64)	(0.54)	(0.61)	(0.75)
Class I net assets at the end of the year (in thousands)	$410,233	$343,119	$271,830	$261,269	$364,241
Portfolio turnover rate (%)	74	81	90	91	82

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

152	Annual Report	December 31, 2018

Financial Highlights — For a share outstanding throughout each period

Small Cap Value Fund

	Class N
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$20.15	$20.18	$16.68	$17.76	$17.63
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.01	0.04	0.02	(0.03)
Net realized and unrealized gain (loss) on investments	(3.12)	1.50	4.34	(1.05)	0.81
Total from investment operations	(3.09)	1.51	4.38	(1.03)	0.78
Less distributions from:
Net investment income	—	—	0.04	—	—
Net realized gain	2.02	1.54	0.84	0.05	0.65
Total distributions	2.02	1.54	0.88	0.05	0.65
Net asset value, end of year	$15.04	$20.15	$20.18	$16.68	$17.76
Total return (%)	(15.93)	7.57	26.19	(5.77)	4.49
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.56	1.55	1.53	1.54	1.53
Expenses, net of waivers and reimbursements	1.50	1.50	1.50	1.50	1.50
Net investment income (loss), before waivers and reimbursements	0.08	(0.01)	0.19	0.10	(0.20)
Net investment income (loss), net of waivers and reimbursements	0.14	0.04	0.22	0.14	(0.17)
Class N net assets at the end of the year (in thousands)	$16,381	$29,271	$33,359	$33,351	$40,223
Portfolio turnover rate (%)	56	38	33	30	39

	Class I
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$20.70	$20.68	$17.08	$18.17	$18.00
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.06	0.09	0.08	0.02
Net realized and unrealized gain (loss) on investments	(3.21)	1.54	4.44	(1.08)	0.82
Total from investment operations	(3.13)	1.60	4.53	(1.00)	0.84
Less distributions from:
Net investment income	0.05	0.04	0.09	0.04	0.02
Net realized gain	2.02	1.54	0.84	0.05	0.65
Total distributions	2.07	1.58	0.93	0.09	0.67
Net asset value, end of year	$15.50	$20.70	$20.68	$17.08	$18.17
Total return (%)	(15.74)	7.85	26.46	(5.47)	4.73
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.30	1.29	1.29	1.24	1.23
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.24	1.23
Net investment income (loss), before waivers and reimbursements	0.36	0.25	0.43	0.43	0.12
Net investment income (loss), net of waivers and reimbursements	0.41	0.29	0.47	0.43	0.12
Class I net assets at the end of the year (in thousands)	$475,134	$644,749	$675,272	$579,010	$544,963
Portfolio turnover rate (%)	56	38	33	30	39

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2018	William Blair Funds	153

Financial Highlights — For a share outstanding throughout each period

Global Leaders Fund

	Class N
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.53	$11.60	$11.58	$11.84	$11.43
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.05	0.03	0.02	0.02
Net realized and unrealized gain (loss) on investments	(1.12)	3.46	0.04	0.27	0.41
Total from investment operations	(1.10)	3.51	0.07	0.29	0.43
Less distributions from:
Net investment income	—	0.10	—	0.01	—
Net realized gain	1.96	0.48	0.05	0.54	0.02
Total distributions	1.96	0.58	0.05	0.55	0.02
Net asset value, end of year	$11.47	$14.53	$11.60	$11.58	$11.84
Total return (%)	(8.23)	30.31	0.62	2.49	3.76
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.47	1.63	1.62	1.61	1.62
Expenses, net of waivers and reimbursements	1.33	1.37	1.36	1.39	1.50
Net investment income (loss), before waivers and reimbursements	(0.01)	0.09	(0.03)	(0.10)	0.04
Net investment income (loss), net of waivers and reimbursements	0.13	0.35	0.23	0.12	0.16
Class N net assets at the end of the year (in thousands)	$7,225	$7,761	$5,760	$5,588	$5,007
Portfolio turnover rate (%)	49	41	75	55	60

	Class I
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.56	$11.62	$11.59	$11.85	$11.42
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.09	0.06	0.06	0.04
Net realized and unrealized gain (loss) on investments	(1.13)	3.47	0.05	0.26	0.43
Total from investment operations	(1.07)	3.56	0.11	0.32	0.47
Less distributions from:
Net investment income	0.06	0.14	0.03	0.04	0.02
Net realized gain	1.96	0.48	0.05	0.54	0.02
Total distributions	2.02	0.62	0.08	0.58	0.04
Net asset value, end of year	$11.47	$14.56	$11.62	$11.59	$11.85
Total return (%)	(8.06)	30.69	0.98	2.77	4.08
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.15	1.33	1.31	1.32	1.33
Expenses, net of waivers and reimbursements	1.07	1.07	1.05	1.10	1.25
Net investment income (loss), before waivers and reimbursements	0.31	0.39	0.28	0.23	0.30
Net investment income (loss), net of waivers and reimbursements	0.39	0.65	0.54	0.45	0.38
Class I net assets at the end of the year (in thousands)	$83,790	$60,067	$45,772	$45,853	$52,090
Portfolio turnover rate (%)	49	41	75	55	60

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

154	Annual Report	December 31, 2018

Financial Highlights — For a share outstanding throughout each period

Global Leaders Fund

	Institutional Class
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.56	$11.62	$11.59	$11.85	$11.42
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.10	0.07	0.06	0.06
Net realized and unrealized gain (loss) on investments	(1.13)	3.47	0.05	0.27	0.43
Total from investment operations	(1.06)	3.57	0.12	0.33	0.49
Less distributions from:
Net investment income	0.07	0.15	0.04	0.05	0.04
Net realized gain	1.96	0.48	0.05	0.54	0.02
Total distributions	2.03	0.63	0.09	0.59	0.06
Net asset value, end of year	$11.47	$14.56	$11.62	$11.59	$11.85
Total return (%)	(7.99)	30.78	1.03	2.85	4.24
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.08	1.10	1.11	1.11	1.13
Expenses, net of waivers and reimbursements	1.00	1.00	1.00	1.03	1.10
Net investment income (loss), before waivers and reimbursements	0.39	0.65	0.48	0.39	0.48
Net investment income (loss), net of waivers and reimbursements	0.47	0.75	0.59	0.47	0.51
Institutional Class net assets at the end of the year (in thousands)	$79,685	$143,521	$125,199	$137,527	$106,565
Portfolio turnover rate (%)	49	41	75	55	60

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2018	William Blair Funds	155

Financial Highlights — For a share outstanding throughout each period

International Leaders Fund

	Class N
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$16.37	$12.88	$12.89	$12.25	$12.65
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.11	0.03	0.07	0.13
Net realized and unrealized gain (loss) on investments	(2.19)	3.70	0.08	0.66	(0.47)
Total from investment operations	(2.06)	3.81	0.11	0.73	(0.34)
Less distributions from:
Net investment income	0.06	0.20	0.12	0.02	0.06
Net realized gain	0.45	0.12	—	0.07	—
Total distributions	0.51	0.32	0.12	0.09	0.06
Net asset value, end of year	$13.80	$16.37	$12.88	$12.89	$12.25
Total return (%)	(12.70)	29.65	0.88	6.01	(2.67)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.39	1.59	1.56	1.56	1.59
Expenses, net of waivers and reimbursements	1.28	1.35	1.30	1.24	1.45
Net investment income (loss), before waivers and reimbursements	0.70	0.48	(0.02)	0.19	0.86
Net investment income (loss), net of waivers and reimbursements	0.81	0.72	0.24	0.51	1.00
Class N net assets at the end of the year (in thousands)	$8,715	$9,651	$2,922	$377	$150
Portfolio turnover rate (%)	33	41	59	29	79

	Class I
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$16.44	$12.92	$12.91	$12.25	$12.65
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.16	0.10	0.10	0.16
Net realized and unrealized gain (loss) on investments	(2.19)	3.71	0.04	0.65	(0.47)
Total from investment operations	(2.02)	3.87	0.14	0.75	(0.31)
Less distributions from:
Net investment income	0.13	0.23	0.13	0.02	0.09
Net realized gain	0.45	0.12	—	0.07	—
Total distributions	0.58	0.35	0.13	0.09	0.09
Net asset value, end of year	$13.84	$16.44	$12.92	$12.91	$12.25
Total return (%)	(12.45)	30.05	1.10	6.18	(2.43)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.07	1.28	1.30	1.46	1.29
Expenses, net of waivers and reimbursements	1.03	1.05	1.04	1.13	1.20
Net investment income (loss), before waivers and reimbursements	1.02	0.86	0.48	0.42	1.16
Net investment income (loss), net of waivers and reimbursements	1.06	1.09	0.74	0.75	1.25
Class I net assets at the end of the year (in thousands)	$76,382	$60,279	$30,944	$13,474	$9,561
Portfolio turnover rate (%)	33	41	59	29	79

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

156	Annual Report	December 31, 2018

Financial Highlights — For a share outstanding throughout each period

International Leaders Fund

	Institutional Class
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$16.43	$12.92	$12.90	$12.24	$12.65
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.18	0.12	0.11	0.17
Net realized and unrealized gain (loss) on investments	(2.19)	3.70	0.04	0.66	(0.47)
Total from investment operations	(2.01)	3.88	0.16	0.77	(0.30)
Less distributions from:
Net investment income	0.14	0.25	0.14	0.04	0.11
Net realized gain	0.45	0.12	—	0.07	—
Total distributions	0.59	0.37	0.14	0.11	0.11
Net asset value, end of year	$13.83	$16.43	$12.92	$12.90	$12.24
Total return (%)	(12.38)	30.08	1.25	6.33	(2.34)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.99	1.03	1.06	1.15	1.14
Expenses, net of waivers and reimbursements	0.95	0.95	0.95	0.98	1.05
Net investment income (loss), before waivers and reimbursements	1.07	1.10	0.81	0.71	1.24
Net investment income (loss), net of waivers and reimbursements	1.11	1.18	0.92	0.88	1.33
Institutional Class net assets at the end of the year (in thousands)	$324,902	$308,898	$221,356	$102,227	$78,251
Portfolio turnover rate (%)	33	41	59	29	79

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2018	William Blair Funds	157

Financial Highlights — For a share outstanding throughout each period

International Developed Plus Fund

	Class N
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$16.60	$13.68	$13.85	$13.76	$14.28
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.12	0.18	0.15	0.16
Net realized and unrealized gain (loss) on investments	(2.93)	3.08	(0.22)	0.06	(0.60)
Total from investment operations	(2.76)	3.20	(0.04)	0.21	(0.44)
Less distributions from:
Net investment income	0.17	0.28	0.13	0.12	0.08
Net realized gain	0.11	—	—	—	—
Total distributions	0.28	0.28	0.13	0.12	0.08
Net asset value, end of year	$13.56	$16.60	$13.68	$13.85	$13.76
Total return (%)	(16.68)	23.43	(0.27)	1.54	(3.09)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.48	1.54	1.60	1.60	1.56
Expenses, net of waivers and reimbursements	1.27	1.30	1.30	1.32	1.38
Net investment income (loss), before waivers and reimbursements	0.83	0.54	1.00	0.73	0.93
Net investment income (loss), net of waivers and reimbursements	1.04	0.78	1.30	1.01	1.11
Class N net assets at the end of the year (in thousands)	$1,794	$3,219	$2,954	$3,020	$3,497
Portfolio turnover rate (%)	65	80	70	54	73

	Class I
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$16.76	$13.81	$13.98	$13.91	$14.43
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.15	0.21	0.18	0.19
Net realized and unrealized gain (loss) on investments	(2.94)	3.12	(0.22)	0.07	(0.59)
Total from investment operations	(2.75)	3.27	(0.01)	0.25	(0.40)
Less distributions from:
Net investment income	0.24	0.32	0.16	0.18	0.12
Net realized gain	0.11	—	—	—	—
Total distributions	0.35	0.32	0.16	0.18	0.12
Net asset value, end of year	$13.66	$16.76	$13.81	$13.98	$13.91
Total return (%)	(16.47)	23.72	(0.02)	1.80	(2.80)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.22	1.26	1.34	1.34	1.32
Expenses, net of waivers and reimbursements	1.02	1.05	1.05	1.07	1.13
Net investment income (loss), before waivers and reimbursements	0.96	0.72	1.23	0.99	1.16
Net investment income (loss), net of waivers and reimbursements	1.16	0.93	1.52	1.26	1.35
Class I net assets at the end of the year (in thousands)	$86,787	$117,520	$84,383	$60,886	$65,012
Portfolio turnover rate (%)	65	80	70	54	73

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

158	Annual Report	December 31, 2018

Financial Highlights — For a share outstanding throughout each period

Institutional International Developed Plus Fund

	Institutional Class
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$14.55	$11.84	$12.12	$12.01	$12.70
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.16	0.20	0.15	0.21
Net realized and unrealized gain (loss) on investments	(2.37)	2.71	(0.24)	0.08	(0.65)
Total from investment operations	(2.19)	2.87	(0.04)	0.23	(0.44)
Less distributions from:
Net investment income	0.42	0.16	0.24	0.12	0.25
Net realized gain	—	—	—	—	—
Total distributions	0.42	0.16	0.24	0.12	0.25
Net asset value, end of year	$11.94	$14.55	$11.84	$12.12	$12.01
Total return (%)	(15.12)	24.28	(0.27)	1.91	(3.50)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.62	1.68	1.77	1.76	1.63
Expenses, net of waivers and reimbursements	0.90	0.93	1.00	1.00	1.03
Net investment income (loss), before waivers and reimbursements	0.53	0.41	0.92	0.47	1.01
Net investment income (loss), net of waivers and reimbursements	1.25	1.16	1.69	1.23	1.61
Institutional Class net assets at the end of the year (in thousands)	$16,155	$19,090	$16,565	$16,030	$14,574
Portfolio turnover rate (%)	68	73	75	54	61

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2018	William Blair Funds	159

Financial Highlights — For a share outstanding throughout each period

International Growth Fund

	Class N
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$30.41	$23.86	$24.94	$25.24	$26.30
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.21	0.20	0.18	0.31
Net realized and unrealized gain (loss) on investments	(5.56)	6.73	(0.92)	(0.25)	(1.15)
Total from investment operations	(5.40)	6.94	(0.72)	(0.07)	(0.84)
Less distributions from:
Net investment income	0.12	0.39	0.36	0.23	0.22
Net realized gain	1.85	—	—	—	—
Total distributions	1.97	0.39	0.36	0.23	0.22
Net asset value, end of year	$23.04	$30.41	$23.86	$24.94	$25.24
Total return (%)	(18.00)	29.11	(2.88)	(0.27)	(3.19)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.46	1.47	1.43	1.42	1.44
Expenses, net of waivers and reimbursements	1.45	1.45	1.43	1.42	1.44
Net investment income (loss), before waivers and reimbursements	0.54	0.76	0.84	0.71	1.17
Net investment income (loss), net of waivers and reimbursements	0.55	0.78	0.84	0.71	1.17
Class N net assets at the end of the year (in thousands)	$456,533	$763,740	$729,544	$1,023,588	$978,433
Portfolio turnover rate (%)	78	82	101	70	79

	Class I
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$31.13	$24.42	$25.51	$25.82	$26.91
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.30	0.29	0.27	0.36
Net realized and unrealized gain (loss) on investments	(5.70)	6.89	(0.94)	(0.28)	(1.13)
Total from investment operations	(5.44)	7.19	(0.65)	(0.01)	(0.77)
Less distributions from:
Net investment income	0.28	0.48	0.44	0.30	0.32
Net realized gain	1.85	—	—	—	—
Total distributions	2.13	0.48	0.44	0.30	0.32
Net asset value, end of year	$23.56	$31.13	$24.42	$25.51	$25.82
Total return (%)	(17.73)	29.49	(2.54)	(0.03)	(2.86)
Ratios to average daily net assets (%):
Expenses	1.13	1.14	1.13	1.14	1.14
Net investment income (loss)	0.86	1.08	1.16	1.02	1.36
Class I net assets at the end of the year (in thousands)	$1,646,811	$2,375,326	$2,251,701	$2,655,156	$2,705,054
Portfolio turnover rate (%)	78	82	101	70	79

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

160	Annual Report	December 31, 2018

Financial Highlights — For a share outstanding throughout each period

Institutional International Growth Fund

	Institutional Class
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$18.08	$14.55	$15.08	$15.26	$17.40
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.21	0.18	0.19	0.26
Net realized and unrealized gain (loss) on investments	(3.29)	4.07	(0.54)	(0.18)	(0.71)
Total from investment operations	(3.11)	4.28	(0.36)	0.01	(0.45)
Less distributions from:
Net investment income	0.17	0.44	0.17	0.09	0.32
Net realized gain	1.40	0.31	—	0.10	1.37
Total distributions	1.57	0.75	0.17	0.19	1.69
Net asset value, end of year	$13.40	$18.08	$14.55	$15.08	$15.26
Total return (%)	(17.50)	29.53	(2.40)	0.09	(2.66)
Ratios to average daily net assets (%):
Expenses	0.97	0.97	0.98	0.96	0.97
Net investment income (loss)	1.01	1.22	1.25	1.18	1.50
Institutional Class net assets at the end of the year (in thousands)	$1,784,435	$2,330,299	$2,093,971	$2,335,632	$2,339,169
Portfolio turnover rate (%)	82	84	105	70	83

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2018	William Blair Funds	161

Financial Highlights — For a share outstanding throughout each period

International Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.49	$12.87	$13.50	$12.56	$16.08
Income (loss) from investment operations:
Net investment income (loss)	0.04	0.12	0.10	0.05	0.03
Net realized and unrealized gain (loss) on investments	(3.78)	3.98	(0.72)	1.16	(1.38)
Total from investment operations	(3.74)	4.10	(0.62)	1.21	(1.35)
Less distributions from:
Net investment income	0.08	0.32	0.01	0.24	0.18
Net realized gain	1.31	1.16	0.00 ^	0.03	1.99
Total distributions	1.39	1.48	0.01	0.27	2.17
Net asset value, end of year	$10.36	$15.49	$12.87	$13.50	$12.56
Total return (%)	(24.48)	32.17	(4.60)	9.67	(8.43)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.48	1.62	1.59	1.62	1.58
Expenses, net of waivers and reimbursements	1.48	1.47	1.44	1.47	1.58
Net investment income (loss), before waivers and reimbursements	0.29	0.70	0.62	0.19	0.20
Net investment income (loss), net of waivers and reimbursements	0.29	0.85	0.77	0.34	0.20
Class N net assets at the end of the year (in thousands)	$3,440	$6,275	$10,361	$11,350	$13,676
Portfolio turnover rate (%)	88	64	73	90	127

	Class I
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.65	$13.00	$13.65	$12.70	$16.23
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.14	0.14	0.09	0.09
Net realized and unrealized gain (loss) on investments	(3.84)	4.07	(0.75)	1.18	(1.40)
Total from investment operations	(3.75)	4.21	(0.61)	1.27	(1.31)
Less distributions from:
Net investment income	0.14	0.40	0.04	0.29	0.23
Net realized gain	1.31	1.16	0.00 ^	0.03	1.99
Total distributions	1.45	1.56	0.04	0.32	2.22
Net asset value, end of year	$10.45	$15.65	$13.00	$13.65	$12.70
Total return (%)	(24.29)	32.70	(4.41)	10.00	(8.10)
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.18	1.31	1.30	1.31	1.28
Expenses, net of waivers and reimbursements	1.18	1.16	1.15	1.16	1.28
Net investment income (loss), before waivers and reimbursements	0.60	0.77	0.91	0.51	0.56
Net investment income (loss), net of waivers and reimbursements	0.60	0.92	1.06	0.66	0.56
Class I net assets at the end of the year (in thousands)	$165,451	$338,920	$306,526	$342,232	$364,161
Portfolio turnover rate (%)	88	64	73	90	127

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

162	Annual Report	December 31, 2018

Financial Highlights — For a share outstanding throughout each period

International Small Cap Growth Fund

	Institutional Class
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$15.73	$13.07	$13.72	$12.77	$16.32
Income (loss) from investment operations:
Net investment income (loss)	0.10	0.15	0.15	0.10	0.12
Net realized and unrealized gain (loss) on investments	(3.85)	4.08	(0.74)	1.18	(1.41)
Total from investment operations	(3.75)	4.23	(0.59)	1.28	(1.29)
Less distributions from:
Net investment income	0.17	0.41	0.06	0.30	0.27
Net realized gain	1.31	1.16	0.00 ^	0.03	1.99
Total distributions	1.48	1.57	0.06	0.33	2.26
Net asset value, end of year	$10.50	$15.73	$13.07	$13.72	$12.77
Total return (%)	(24.19)	32.70	(4.31)	10.03	(7.91)
Ratios to average daily net assets (%):
Expenses	1.08	1.08	1.07	1.08	1.06
Net investment income (loss)	0.67	0.99	1.13	0.76	0.74
Institutional Class net assets at the end of the year (in thousands)	$171,833	$256,558	$199,746	$221,018	$245,103
Portfolio turnover rate (%)	88	64	73	90	127

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2018	William Blair Funds	163

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Leaders Fund

	Class N
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.06	$7.84	$7.73	$9.06	$9.10
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.01	0.02	0.02	0.05
Net realized and unrealized gain (loss) on investments	(1.97)	3.26	0.09	(1.34)	0.14
Total from investment operations	(1.94)	3.27	0.11	(1.32)	0.19
Less distributions from:
Net investment income	0.07	0.05	—	—	0.00	^
Net realized gain	0.79	—	—	0.01	0.23
Total distributions	0.86	0.05	—	0.01	0.23
Net asset value, end of year	$8.26	$11.06	$7.84	$7.73	$9.06
Total return (%)	(17.73)	41.68	1.42	(14.56)	2.17
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.60	1.62	1.81	1.89	1.82
Expenses, net of waivers and reimbursements	1.58	1.47	1.57	1.64	1.65
Net investment income (loss), before waivers and reimbursements	0.27	(0.01)	0.05	(0.07)	0.34
Net investment income (loss), net of waivers and reimbursements	0.29	0.14	0.29	0.18	0.51
Class N net assets at the end of the year (in thousands)	$2,239	$2,766	$2,479	$1,599	$1,832
Portfolio turnover rate (%)	52	59	135	110	131

	Class I
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.09	$7.87	$7.74	$9.08	$9.10
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.02	0.04	0.05	0.08
Net realized and unrealized gain (loss) on investments	(1.97)	3.27	0.10	(1.36)	0.15
Total from investment operations	(1.91)	3.29	0.14	(1.31)	0.23
Less distributions from:
Net investment income	0.12	0.07	0.01	0.02	0.02
Net realized gain	0.79	—	—	0.01	0.23
Total distributions	0.91	0.07	0.01	0.03	0.25
Net asset value, end of year	$8.27	$11.09	$7.87	$7.74	$9.08
Total return (%)	(17.45)	41.89	1.82	(14.37)	2.62
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.27	1.40	1.54	1.54	1.60
Expenses, net of waivers and reimbursements	1.27	1.25	1.30	1.29	1.40
Net investment income (loss), before waivers and reimbursements	0.58	0.09	0.28	0.28	0.64
Net investment income (loss), net of waivers and reimbursements	0.58	0.24	0.52	0.53	0.84
Class I net assets at the end of the year (in thousands)	$34,786	$47,666	$30,346	$32,862	$28,475
Portfolio turnover rate (%)	52	59	135	110	131

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

164	Annual Report	December 31, 2018

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Leaders Fund

	Institutional Class
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$11.09	$7.86	$7.74	$9.07	$9.10
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.03	0.03	0.04	0.08
Net realized and unrealized gain (loss) on investments	(1.98)	3.28	0.10	(1.33)	0.16
Total from investment operations	(1.91)	3.31	0.13	(1.29)	0.24
Less distributions from:
Net investment income	0.13	0.08	0.01	0.03	0.04
Net realized gain	0.79	—	—	0.01	0.23
Total distributions	0.92	0.08	0.01	0.04	0.27
Net asset value, end of year	$8.26	$11.09	$7.86	$7.74	$9.07
Total return (%)	(17.46)	42.15	1.74	(14.24)	2.68
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.20	1.19	1.34	1.35	1.42
Expenses, net of waivers and reimbursements	1.20	1.19	1.25	1.25	1.25
Net investment income (loss), before waivers and reimbursements	0.71	0.33	0.30	0.39	0.66
Net investment income (loss), net of waivers and reimbursements	0.71	0.33	0.39	0.49	0.83
Institutional Class net assets at the end of the year (in thousands)	$161,889	$427,480	$272,678	$93,217	$75,875
Portfolio turnover rate (%)	52	59	135	110	131

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2018	William Blair Funds	165

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Growth Fund

	Class N
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$16.20	$10.99	$10.85	$12.91	$13.28
Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.02)	0.03	0.04	0.08
Net realized and unrealized gain (loss) on investments	(3.49)	5.35	0.13	(1.98)	0.37
Total from investment operations	(3.48)	5.33	0.16	(1.94)	0.45
Less distributions from:
Net investment income	0.11	0.12	0.02	—	0.08
Net realized gain	1.47	—	—	0.12	0.74
Total distributions	1.58	0.12	0.02	0.12	0.82
Net asset value, end of year	$11.14	$16.20	$10.99	$10.85	$12.91
Total return (%)	(21.61)	48.53	1.49	(15.03)	3.40
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.52	1.65	1.65	1.65	1.64
Expenses, net of waivers and reimbursements	1.52	1.50	1.50	1.50	1.64
Net investment income (loss), before waivers and reimbursements	0.09	(0.29)	0.13	0.18	0.55
Net investment income (loss), net of waivers and reimbursements	0.09	(0.14)	0.28	0.33	0.55
Class N net assets at the end of the year (in thousands)	$7,103	$10,479	$8,488	$9,367	$12,638
Portfolio turnover rate (%)	113	91	105	121	101

	Class I
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$16.36	$11.10	$10.96	$13.01	$13.38
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.01	0.06	0.07	0.11
Net realized and unrealized gain (loss) on investments	(3.52)	5.40	0.13	(2.00)	0.37
Total from investment operations	(3.47)	5.41	0.19	(1.93)	0.48
Less distributions from:
Net investment income	0.17	0.15	0.05	—	0.11
Net realized gain	1.47	—	—	0.12	0.74
Total distributions	1.64	0.15	0.05	0.12	0.85
Net asset value, end of year	$11.25	$16.36	$11.10	$10.96	$13.01
Total return (%)	(21.37)	48.83	1.73	(14.83)	3.65
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.27	1.42	1.41	1.40	1.40
Expenses, net of waivers and reimbursements	1.27	1.27	1.26	1.25	1.40
Net investment income (loss), before waivers and reimbursements	0.34	(0.07)	0.38	0.43	0.79
Net investment income (loss), net of waivers and reimbursements	0.34	0.08	0.53	0.58	0.79
Class I net assets at the end of the year (in thousands)	$79,427	$129,481	$93,668	$130,491	$166,488
Portfolio turnover rate (%)	113	91	105	121	101

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

166	Annual Report	December 31, 2018

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Growth Fund

	Institutional Class
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$16.49	$11.18	$11.05	$13.09	$13.46
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.02	0.07	0.08	0.14
Net realized and unrealized gain (loss) on investments	(3.56)	5.46	0.12	(2.00)	0.37
Total from investment operations	(3.49)	5.48	0.19	(1.92)	0.51
Less distributions from:
Net investment income	0.18	0.17	0.06	—	0.14
Net realized gain	1.47	—	—	0.12	0.74
Total distributions	1.65	0.17	0.06	0.12	0.88
Net asset value, end of year	$11.35	$16.49	$11.18	$11.05	$13.09
Total return (%)	(21.29)	49.06	1.71	(14.67)	3.85
Ratios to average daily net assets (%):
Expenses	1.19	1.17	1.19	1.17	1.18
Net investment income (loss)	0.46	0.17	0.60	0.61	1.00
Institutional Class net assets at the end of the year (in thousands)	$654,441	$1,178,853	$831,587	$739,253	$806,708
Portfolio turnover rate (%)	113	91	105	121	101

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2018	William Blair Funds	167

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$18.66	$13.73	$14.84	$16.52	$15.12
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	0.01	0.09	(0.01)	0.04
Net realized and unrealized gain (loss) on investments	(4.38)	5.46	(0.88)	(1.05)	2.13
Total from investment operations	(4.40)	5.47	(0.79)	(1.06)	2.17
Less distributions from:
Net investment income	—	0.50	0.32	—	0.03
Net realized gain	0.30	0.04	—	0.62	0.74
Total distributions	0.30	0.54	0.32	0.62	0.77
Net asset value, end of year	$13.96	$18.66	$13.73	$14.84	$16.52
Total return (%)	(23.57)	40.09	(5.33)	(6.40)	14.41
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.70	1.83	1.82	1.94	1.74
Expenses, net of waivers and reimbursements	1.58	1.64	1.61	1.65	1.65
Net investment income (loss), before waivers and reimbursements	(0.22)	(0.11)	0.41	(0.35)	0.12
Net investment income (loss), net of waivers and reimbursements	(0.10)	0.08	0.62	(0.06)	0.21
Class N net assets at the end of the year (in thousands)	$8,977	$15,082	$9,263	$11,306	$10,745
Portfolio turnover rate (%)	187	183	157	167	124

	Class I
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$18.73	$13.77	$14.90	$16.52	$15.13
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.08	0.13	0.05	0.02
Net realized and unrealized gain (loss) on investments	(4.41)	5.47	(0.89)	(1.05)	2.20
Total from investment operations	(4.38)	5.55	(0.76)	(1.00)	2.22
Less distributions from:
Net investment income	0.02	0.55	0.37	—	0.09
Net realized gain	0.30	0.04	—	0.62	0.74
Total distributions	0.32	0.59	0.37	0.62	0.83
Net asset value, end of year	$14.03	$18.73	$13.77	$14.90	$16.52
Total return (%)	(23.31)	40.53	(5.11)	(6.03)	14.73
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.38	1.50	1.51	1.52	1.49
Expenses, net of waivers and reimbursements	1.33	1.31	1.30	1.31	1.40
Net investment income (loss), before waivers and reimbursements	0.13	0.30	0.66	0.09	0.06
Net investment income (loss), net of waivers and reimbursements	0.18	0.49	0.87	0.30	0.15
Class I net assets at the end of the year (in thousands)	$169,770	$282,620	$147,949	$162,375	$119,662
Portfolio turnover rate (%)	187	183	157	167	124

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

168	Annual Report	December 31, 2018

Financial Highlights — For a share outstanding throughout each period

Emerging Markets Small Cap Growth Fund

	Institutional Class
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$18.76	$13.79	$14.92	$16.53	$15.14
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.10	0.14	0.06	0.06
Net realized and unrealized gain (loss) on investments	(4.41)	5.47	(0.89)	(1.05)	2.18
Total from investment operations	(4.36)	5.57	(0.75)	(0.99)	2.24
Less distributions from:
Net investment income	0.04	0.56	0.38	0.00 ^	0.11
Net realized gain	0.30	0.04	—	0.62	0.74
Total distributions	0.34	0.60	0.38	0.62	0.85
Net asset value, end of year	$14.06	$18.76	$13.79	$14.92	$16.53
Total return (%)	(23.24)	40.62	(5.05)	(5.97)	14.85
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	1.30	1.29	1.31	1.31	1.34
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	1.25	1.25
Net investment income (loss), before waivers and reimbursements	0.22	0.53	0.88	0.28	0.28
Net investment income (loss), net of waivers and reimbursements	0.27	0.57	0.94	0.34	0.37
Institutional Class net assets at the end of the year (in thousands)	$98,188	$166,927	$125,650	$123,160	$123,496
Portfolio turnover rate (%)	187	183	157	167	124

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2018	William Blair Funds	169

Financial Highlights — For a share outstanding throughout each period

Bond Fund

	Class N
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.41	$10.41	$10.34	$10.74	$10.60
Income (loss) from investment operations:
Net investment income (loss)	0.31	0.27	0.27	0.27	0.31
Net realized and unrealized gain (loss) on investments	(0.56)	0.12	0.18	(0.29)	0.23
Total from investment operations	(0.25)	0.39	0.45	(0.02)	0.54
Less distributions from:
Net investment income	0.41	0.39	0.38	0.38	0.40
Net realized gain	—	—	—	—	0.00	^
Total distributions	0.41	0.39	0.38	0.38	0.40
Net asset value, end of year	$9.75	$10.41	$10.41	$10.34	$10.74
Total return (%)	(2.42)	3.83	4.40	(0.23)	5.10
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.69	0.82	0.82	0.79	0.85
Expenses, net of waivers and reimbursements	0.62	0.65	0.65	0.61	0.65
Net investment income (loss), before waivers and reimbursements	3.01	2.40	2.43	2.42	2.70
Net investment income (loss), net of waivers and reimbursements	3.08	2.57	2.60	2.60	2.90
Class N net assets at the end of the year (in thousands)	$70,253	$83,662	$125,866	$139,303	$16,720
Portfolio turnover rate (%)	40	17	17	32	35

	Class I
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.31	$10.30	$10.24	$10.64	$10.49
Income (loss) from investment operations:
Net investment income (loss)	0.32	0.29	0.30	0.31	0.33
Net realized and unrealized gain (loss) on investments	(0.56)	0.13	0.16	(0.31)	0.23
Total from investment operations	(0.24)	0.42	0.46	—	0.56
Less distributions from:
Net investment income	0.42	0.41	0.40	0.40	0.41
Net realized gain	—	—	—	—	0.00	^
Total distributions	0.42	0.41	0.40	0.40	0.41
Net asset value, end of year	$9.65	$10.31	$10.30	$10.24	$10.64
Total return (%)	(2.31)	4.16	4.55	(0.05)	5.37
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.46	0.60	0.58	0.59	0.60
Expenses, net of waivers and reimbursements	0.46	0.43	0.41	0.41	0.50
Net investment income (loss), before waivers and reimbursements	3.24	2.62	2.66	2.75	2.97
Net investment income (loss), net of waivers and reimbursements	3.24	2.79	2.83	2.93	3.07
Class I net assets at the end of the year (in thousands)	$281,442	$384,464	$322,174	$237,587	$149,466
Portfolio turnover rate (%)	40	17	17	32	35

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

170	Annual Report	December 31, 2018

Financial Highlights — For a share outstanding throughout each period

Bond Fund

	Institutional Class
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$10.30	$10.29	$10.23	$10.63	$10.48
Income (loss) from investment operations:
Net investment income (loss)	0.33	0.30	0.30	0.32	0.34
Net realized and unrealized gain (loss) on investments	(0.56)	0.13	0.17	(0.31)	0.23
Total from investment operations	(0.23)	0.43	0.47	0.01	0.57
Less distributions from:
Net investment income	0.43	0.42	0.41	0.41	0.42
Net realized gain	—	—	—	—	0.00	^
Total distributions	0.43	0.42	0.41	0.41	0.42
Net asset value, end of year	$9.64	$10.30	$10.29	$10.23	$10.63
Total return (%)	(2.26)	4.24	4.61	0.01	5.53
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.38	0.37	0.37	0.38	0.41
Expenses, net of waivers and reimbursements	0.38	0.35	0.35	0.35	0.35
Net investment income (loss), before waivers and reimbursements	3.32	2.85	2.88	2.98	3.17
Net investment income (loss), net of waivers and reimbursements	3.32	2.87	2.90	3.01	3.23
Institutional Class net assets at the end of the year (in thousands)	$70,851	$91,629	$95,216	$103,904	$97,341
Portfolio turnover rate (%)	40	17	17	32	35

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2018	William Blair Funds	171

Financial Highlights — For a share outstanding throughout each period

Income Fund

	Class N
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$8.72	$8.86	$8.90	$9.12	$9.11
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.16	0.16	0.15	0.18
Net realized and unrealized gain (loss) on investments	(0.25)	(0.03)	0.06	(0.11)	0.10
Total from investment operations	(0.08)	0.13	0.22	0.04	0.28
Less distributions from:
Net investment income	0.28	0.27	0.26	0.26	0.27
Net realized gain	—	—	—	—	—
Total distributions	0.28	0.27	0.26	0.26	0.27
Net asset value, end of year	$8.36	$8.72	$8.86	$8.90	$9.12
Total return (%)	(0.86)	1.46	2.44	0.39	3.06
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.91	0.88	0.79	0.81	0.84
Expenses, net of waivers and reimbursements	0.85	0.85	0.79	0.81	0.84
Net investment income (loss), before waivers and reimbursements	1.96	1.77	1.80	1.71	1.99
Net investment income (loss), net of waivers and reimbursements	2.02	1.80	1.80	1.71	1.99
Class N net assets at the end of the year (in thousands)	$22,422	$39,625	$52,710	$32,942	$34,020
Portfolio turnover rate (%)	97	37	22	21	30

	Class I
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$8.66	$8.80	$8.83	$9.05	$9.05
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.18	0.18	0.18	0.20
Net realized and unrealized gain (loss) on investments	(0.25)	(0.03)	0.06	(0.12)	0.09
Total from investment operations	(0.06)	0.15	0.24	0.06	0.29
Less distributions from:
Net investment income	0.30	0.29	0.27	0.28	0.29
Net realized gain	—	—	—	—	—
Total distributions	0.30	0.29	0.27	0.28	0.29
Net asset value, end of year	$8.30	$8.66	$8.80	$8.83	$9.05
Total return (%)	(0.69)	1.68	2.78	0.63	3.20
Ratios to average daily net assets (%):
Expenses	0.65	0.62	0.57	0.55	0.59
Net investment income (loss)	2.22	2.03	2.05	1.97	2.24
Class I net assets at the end of the year (in thousands)	$34,793	$51,153	$58,160	$62,722	$64,834
Portfolio turnover rate (%)	97	37	22	21	30

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

172	Annual Report	December 31, 2018

Financial Highlights — For a share outstanding throughout each period

Low Duration Fund

	Class N
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$8.92	$9.07	$9.16	$9.38	$9.52
Income (loss) from investment operations:
Net investment income (loss)	0.17	0.11	0.09	0.07	0.11
Net realized and unrealized gain (loss) on investments	(0.10)	(0.04)	0.02	(0.07)	(0.00	)^
Total from investment operations	0.07	0.07	0.11	—	0.11
Less distributions from:
Net investment income	0.29	0.22	0.20	0.22	0.25
Net realized gain	—	—	—	—	—
Total distributions	0.29	0.22	0.20	0.22	0.25
Net asset value, end of year	$8.70	$8.92	$9.07	$9.16	$9.38
Total return (%)	0.80	0.84	1.16	0.01	1.20
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.72	0.79	0.83	0.77	0.75
Expenses, net of waivers and reimbursements	0.58	0.61	0.68	0.60	0.70
Net investment income (loss), before waivers and reimbursements	1.83	1.04	0.83	0.54	1.14
Net investment income (loss), net of waivers and reimbursements	1.97	1.22	0.98	0.71	1.19
Class N net assets at the end of the year (in thousands)	$1,661	$1,979	$7,237	$2,712	$4,969
Portfolio turnover rate (%)	122	109	81	106	83

	Class I
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$8.91	$9.07	$9.16	$9.37	$9.52
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.13	0.11	0.08	0.13
Net realized and unrealized gain (loss) on investments	(0.09)	(0.05)	0.02	(0.05)	(0.01)
Total from investment operations	0.10	0.08	0.13	0.03	0.12
Less distributions from:
Net investment income	0.31	0.24	0.22	0.24	0.27
Net realized gain	—	—	—	—	—
Total distributions	0.31	0.24	0.22	0.24	0.27
Net asset value, end of year	$8.70	$8.91	$9.07	$9.16	$9.37
Total return (%)	1.12	0.91	1.40	0.30	1.24
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.46	0.59	0.59	0.59	0.60
Expenses, net of waivers and reimbursements	0.39	0.41	0.44	0.42	0.55
Net investment income (loss), before waivers and reimbursements	2.05	1.27	1.05	0.70	1.30
Net investment income (loss), net of waivers and reimbursements	2.12	1.45	1.20	0.87	1.35
Class I net assets at the end of the year (in thousands)	$56,120	$131,186	$219,714	$107,137	$104,433
Portfolio turnover rate (%)	122	109	81	106	83

^	Amount is less than $0.005 per share.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2018	William Blair Funds	173

Financial Highlights — For a share outstanding throughout each period

Low Duration Fund

	Institutional Class
	Years Ended December 31,
	2018	2017	2016	2015	2014
Net asset value, beginning of year	$8.91	$9.07	$9.16	$9.38	$9.53
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.14	0.11	0.09	0.14
Net realized and unrealized gain (loss) on investments	(0.09)	(0.05)	0.02	(0.07)	(0.01)
Total from investment operations	0.10	0.09	0.13	0.02	0.13
Less distributions from:
Net investment income	0.31	0.25	0.22	0.24	0.28
Net realized gain	—	—	—	—	—
Total distributions	0.31	0.25	0.22	0.24	0.28
Net asset value, end of year	$8.70	$8.91	$9.07	$9.16	$9.38
Total return (%)	1.15	0.96	1.43	0.22	1.40
Ratios to average daily net assets (%):
Expenses, before waivers and reimbursements	0.42	0.40	0.40	0.42	0.43
Expenses, net of waivers and reimbursements	0.35	0.37	0.40	0.40	0.40
Net investment income (loss), before waivers and reimbursements	2.10	1.48	1.25	0.92	1.42
Net investment income (loss), net of waivers and reimbursements	2.17	1.51	1.25	0.94	1.45
Institutional Class net assets at the end of the year (in thousands)	$47,585	$99,912	$53,122	$21,863	$68,095
Portfolio turnover rate (%)	122	109	81	106	83

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

174	Annual Report	December 31, 2018

Financial Highlights — For a share outstanding throughout each period

Macro Allocation Fund

	Class N
						Year Ended
	Periods Ended December 31,					October 31,
	2018	2017	2016	2015	2014(a)	2014
Net asset value, beginning of year	$11.84	$11.34	$11.32	$12.14	$13.07	$12.61
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.06	0.04	0.04	0.04	0.02
Net realized and unrealized gain (loss) on investments	(0.24)	0.51	0.19	(0.80)	(0.31)	0.76
Total from investment operations	(0.16)	0.57	0.23	(0.76)	(0.27)	0.78
Less distributions from:
Net investment income	0.27	0.07	0.21	0.06	0.66	0.09
Net realized gain	—	—	—	—	—	0.23
Total distributions	0.27	0.07	0.21	0.06	0.66	0.32
Net asset value, end of year	$11.41	$11.84	$11.34	$11.32	$12.14	$13.07
Total return (%)*	(1.30)	5.06	2.01	(6.24)	(2.00)	6.34
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	1.30	1.52	1.38	1.42	1.46	1.60
Expenses, net of waivers and reimbursements	1.30	1.37	1.23	1.27	1.38	1.47
Expenses (excluding interest or short dividend expense), net of waivers and reimbursements	1.28	1.31	1.23	1.27	1.35	1.35
Net investment income (loss), before waivers and reimbursements	0.66	0.35	0.17	0.17	1.98	0.07
Net investment income (loss), net of waivers and reimbursements	0.66	0.50	0.32	0.32	2.06	0.20
Class N net assets at the end of the year (in thousands)	$43,463	$41,483	$61,376	$150,606	$150,778	$150,785
Portfolio turnover rate (%)*	36	43	50	34	17	59

	Class I
						Year Ended
	Periods Ended December 31,					October 31,
	2018	2017	2016	2015	2014(a)	2014
Net asset value, beginning of year	$11.88	$11.38	$11.38	$12.22	$13.15	$12.66
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.11	0.08	0.09	0.05	0.04
Net realized and unrealized gain (loss) on investments	(0.24)	0.51	0.18	(0.82)	(0.31)	0.78
Total from investment operations	(0.13)	0.62	0.26	(0.73)	(0.26)	0.82
Less distributions from:
Net investment income	0.37	0.12	0.26	0.11	0.67	0.10
Net realized gain	—	—	—	—	—	0.23
Total distributions	0.37	0.12	0.26	0.11	0.67	0.33
Net asset value, end of year	$11.38	$11.88	$11.38	$11.38	$12.22	$13.15
Total return (%)*	(1.08)	5.50	2.26	(6.00)	(1.94)	6.60
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.99	1.17	1.12	1.14	1.10	1.27
Expenses, net of waivers and reimbursements	0.99	1.02	0.97	0.99	1.10	1.22
Expenses (excluding interest or short dividend expense), net of waivers and reimbursements	0.97	0.96	0.97	0.98	1.07	1.10
Net investment income (loss), before waivers and reimbursements	0.95	0.75	0.52	0.58	2.33	0.27
Net investment income (loss), net of waivers and reimbursements	0.95	0.90	0.67	0.73	2.33	0.32
Class I net assets at the end of the year (in thousands)	$486,543	$780,075	$937,244	$1,155,051	$649,756	$617,531
Portfolio turnover rate (%)*	36	43	50	34	17	59

(a)	For the period November 1, 2014 to December 31, 2014.
*	Rates are not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

December 31, 2018	William Blair Funds	175

Financial Highlights — For a share outstanding throughout each period

Macro Allocation Fund

	Institutional Class
						Year Ended
	Periods Ended December 31,					October 31,
	2018	2017	2016	2015	2014(a)	2014
Net asset value, beginning of year	$11.89	$11.40	$11.39	$12.23	$13.16	$12.66
Income (loss) from investment operations:
Net investment income (loss)	0.13	0.12	0.09	0.12	0.05	0.04
Net realized and unrealized gain (loss) on investments	(0.24)	0.51	0.19	(0.84)	(0.31)	0.79
Total from investment operations	(0.11)	0.63	0.28	(0.72)	(0.26)	0.83
Less distributions from:
Net investment income	0.40	0.14	0.27	0.12	0.67	0.10
Net realized gain	—	—	—	—	—	0.23
Total distributions	0.40	0.14	0.27	0.12	0.67	0.33
Net asset value, end of year	$11.38	$11.89	$11.40	$11.39	$12.23	$13.16
Total return (%)*	(0.94)	5.51	2.44	(5.92)	(1.91)	6.71
Ratios to average daily net assets (%)**:
Expenses, before waivers and reimbursements	0.91	0.92	0.89	0.90	0.91	1.05
Expenses, net of waivers and reimbursements	0.91	0.92	0.89	0.90	0.91	1.05
Expenses (excluding interest or short dividend expense), net of waivers and reimbursements	0.89	0.86	0.89	0.90	0.88	0.93
Net investment income (loss), before waivers and reimbursements	1.10	1.04	0.81	0.95	2.54	0.32
Net investment income (loss), net of waivers and reimbursements	1.10	1.04	0.81	0.95	2.54	0.32
Institutional Class net assets at the end of the year (in thousands)	$391,812	$487,082	$582,298	$426,230	$158,152	$150,447
Portfolio turnover rate (%)*	36	43	50	34	17	59

(a)	For the period November 1, 2014 to December 31, 2014.
*	Rates are not annualized for periods that are less than a year.
**	Rates are annualized for periods that are less than a year.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272 or visit our Web site at www.williamblairfunds.com.

176	Annual Report	December 31, 2018

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of William Blair Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the William Blair Funds (the “Trust”) (comprising the Growth Fund, Large Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Cap Growth Fund, Small-Mid Cap Value Fund, Small Cap Growth Fund, Small Cap Value Fund, Global Leaders Fund, International Leaders Fund, International Developed Plus Fund, Institutional International Developed Plus Fund, International Growth Fund, Institutional International Growth Fund, International Small Cap Growth Fund, Emerging Markets Leaders Fund, Emerging Markets Growth Fund, Emerging Markets Small Cap Growth Fund, Bond Fund, Income Fund, Low Duration Fund, and Macro Allocation Fund (collectively referred to as the “Funds”)), including the portfolios of investments, as of December 31, 2018, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising the William Blair Funds at December 31, 2018, and the results of their operations, changes in net assets, and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

William Blair Funds	Statement of operations	Statements of changes in net assets	Financial highlights
Growth Fund
Large Cap Growth Fund
Mid Cap Growth Fund
Small-Mid Cap Growth Fund
Small-Mid Cap Value Fund
Small Cap Growth Fund
Small Cap Value Fund
Global Leaders Fund
International Leaders Fund
International Developed Plus Fund
Institutional International Developed Plus Fund
International Growth Fund
Institutional International Growth Fund
International Small Cap Growth Fund
Emerging Markets Leaders Fund
Emerging Markets Growth Fund
Emerging Markets Small Cap Growth Fund
Bond Fund
Income Fund
Low Duration Fund	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018	For each of the five years in the period ended December 31, 2018
Macro Allocation Fund	For the year ended December 31, 2018	For each of the two years in the period ended December 31, 2018	For each of four years in the period ended December 31, 2018 and the period from November 1, 2014 through December 31, 2014, and for the year ended October 31, 2014

December 31, 2018	William Blair Funds	177

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more William Blair investment companies since 1989.

Chicago, Illinois
February 27, 2019

178	Annual Report	December 31, 2018

Trustees and Officers (Unaudited).† The trustees and officers of the William Blair Funds, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair, and their other significant affiliations are set forth below. The address of each officer and trustee is 150 North Riverside Plaza, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees
Stephanie G. Braming, 1970(2)	Chairman of the Board and President, previously Senior Vice President	Chairman of the Board and President since 2018, and Senior Vice President 2014-2018	Global Head of Investment Management since 2017, portfolio manager (2014– 2017) and Partner, William Blair	21	Chairman, William Blair SICAV; Director, William Blair MAS Ltd.
Arthur J. Simon, 1954(2)	Trustee	Since 2018	General Counsel and Partner, William Blair	21	Director, William Blair SICAV; Director, William Blair MAS Ltd.

Non-Interested Trustees
Vann A. Avedisian, 1964(3)	Trustee	Since 2012	Principal, Highgate Holdings (hotel investments) (since 2009); formerly, co-founder and Managing Director, Oxford Capital Partners Inc. (1994 to 2006)	21	Potbelly Corporation (2001 to 2015)
Kathleen T. Barr, 1955	Trustee	Since 2013	Retired; formerly, President, Productive Capital Management, Inc. (registered investment adviser to public entities) and Owner, KT Barr Consulting, LLC (mutual fund and investment management consulting) (2010 to 2013); prior thereto, Chief Administrative Officer, Senior Vice President and Senior Managing Director of Allegiant Asset Management Company (merged with PNC Capital Advisors, LLC in 2009) (2004 to 2010); Chief Administrative Officer, Chief Compliance Officer and Senior Vice President of PNC Funds and PNC Advantage Funds (f/k/a Allegiant Funds) (2003 to 2010)	21	Trustee, Professionally Managed Portfolios (since 2018); Council Member, Independent Directors Council; AmericaFirst Quantitative Funds (5 portfolios) (2012 to 2016)

†	William Blair Investment Management, LLC and William Blair & Company, L.L.C. are collectively referred to in this section as “William Blair”, each of which is a wholly owned subsidiary of WBC Holdings, L.P., which is wholly owned by certain William Blair employees (employee owners are referred to as ‘partners’).

December 31, 2018	William Blair Funds	179

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Trust Complex Overseen by Trustee	Other Directorships Held by Trustee
Daniel N. Leib, 1966(4)	Trustee	Since 2016	Chief Executive Officer, Donnelley Financial Solutions, Inc. (since 2016); formerly, Executive Vice President and Chief Financial Officer, (2011 to 2016) and Group Chief Financial Officer (2009 to 2011), R.R. Donnelley & Sons Company	21	None
Donald J. Reaves, 1946(5)	Trustee	Since 2004	Retired; formerly, Chancellor of Winston-Salem State University (2007 to 2014); prior thereto, Vice President for Administration and Chief Financial Officer, University of Chicago (2002 to 2007)	21	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company
Thomas J. Skelly, 1951	Trustee	Since 2007	Advisory Board Member for various U.S. companies (since 2005); formerly, Managing Partner of various divisions at Accenture (1994-2004)	21	Mutual Trust Financial Group, provider of insurance and investment products
Steven R. Zenz, 1954	Trustee	Since 2018	Consultant, Steven R. Zenz Consulting LLC (merger and acquisition transactions and SEC reporting and filings) (since 2011); formerly, Partner, KPMG LLP (1987-2010)(6)	21	Frankly Inc. (technology products and services for media industry) (since 2016); RedBrick Health Corporation (health care technology for employee wellness) (2015-2018); Insignia Systems, Inc. (in-store advertising services for consumer packaged goods manufacturers) (since 2013)

(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement, or removal as provided in the Trust’s Declaration of Trust. Retirement for Non-Interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the calendar year that occurs after the earlier of (a) the Non-Interested Trustee’s 72nd birthday or (b) the 15th anniversary of the date that the Non-Interested Trustee became a member of the Board of Trustees.
(2)	Ms. Braming and Mr. Simon are interested persons of the Trust because they are partners of William Blair, and with respect to Ms. Braming also due to her position as an officer of the Trust.
(3)	Mr. Avedisian served as a member of the Board of Directors of Potbelly Corporation (“Potbelly”) from 2001 to 2015. In October 2013, Potbelly completed an underwritten initial public offering of its common stock (the “Offering”). William Blair served as a member of the underwriting syndicate. At the time of the Offering, Mr. Avedisian, through entities he owns or controls, indirectly beneficially owned 1,607,448 shares of Potbelly common stock and warrants to purchase 241,704 shares of common stock representing approximately 8.9% of the shares before the Offering. Mr. Avedisian disclaimed beneficial ownership of the shares except to the extent of his pecuniary interest therein. Potbelly sold 8,474,869 shares and certain stockholders, including two entities affiliated with William Blair, sold 150,131 shares in the Offering at a price to the public of $14.00 per share. Neither Mr. Avedisian nor the entities he owns or controls was a selling stockholder in the Offering. A portion of the net proceeds received by Potbelly from the Offering was used to pay a previously declared cash dividend, in an aggregate amount of approximately $49.9 million, on Potbelly common and preferred shares outstanding immediately prior to the closing of the Offering, which included the outstanding shares indirectly beneficially owned by Mr. Avedisian, William Blair and two entities affiliated with William Blair.
(4)	The Funds and William Blair use Donnelley Financial Solutions, Inc. (“DFS”), formerly a company of R.R. Donnelley & Sons Company (“RRD”), for financial printing and other services. DFS was formed as a spin-off from RRD in October 2016 and is a public company. The Funds and William Blair in the aggregate paid DFS approximately $11,000 for the period from spin-off through December 31, 2016 and $172,000 in 2017 for the services provided. DFS’s revenue was approximately $221 million for the period from spin-off through December 31, 2016 and was $1 billion in 2017. Mr. Leib, as the Chief Executive Officer of DFS, is not directly involved in any of the services provided to the Funds or William Blair and his compensation is not materially affected by the fees DFS receives from the Funds and William Blair. The Funds and William Blair engaged RRD for financial printing and other services prior to the spin-off and the amounts involved were not material. Mr. Leib, as former Executive Vice President and Chief Financial Officer of RRD, was not directly involved in any of the services provided to the Funds or William Blair and his compensation was not materially affected by the fees RRD received from the Funds and William Blair.
(5)	In his former role as Chief Financial Officer at the University of Chicago, Mr. Reaves had a working relationship with E. David Coolidge III, Vice Chairman of William Blair who is also a trustee of the University of Chicago.
(6)	The Funds engage KPMG to provide foreign tax services in Taiwan. KPMG does not provide audit or audit-related services to the Funds. Mr. Zenz is a former partner of KPMG and receives pension/retirement funds from KPMG.

180	Annual Report	December 31, 2018

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years

Officers

Michael P. Balkin, 1959	Senior Vice President	Since 2008	Partner, William Blair

Thomas Clarke, 1968	Senior Vice President	Since 2011	Partner, William Blair (since 2014); formerly, Associate, William Blair (2011-2014)

Daniel Crowe, 1972	Senior Vice President	Since 2016	Partner, William Blair (since 2015); formerly, Associate, William Blair

Simon Fennell, 1969	Senior Vice President	Since 2013	Partner, William Blair (since 2013); formerly, Associate, William Blair (2011-2013)

Andrew G. Flynn, 1961	Senior Vice President	Since 2013	Partner, William Blair

David C. Fording, 1967	Senior Vice President	Since 2006	Partner, William Blair

James S. Golan, 1961	Senior Vice President	Since 2005	Partner, William Blair

Michael A. Jancosek, 1959	Senior Vice President	Since 2000	Partner, William Blair

Chad M. Kilmer, 1975	Senior Vice President	Since 2006	Partner, William Blair

Robert C. Lanphier IV, 1956	Senior Vice President	Since 2003	Partner, William Blair

Mark T. Leslie, 1967	Senior Vice President	Since 2005	Partner, William Blair

Kenneth J. McAtamney, 1966	Senior Vice President	Since 2008	Partner, William Blair

Todd M. McClone, 1968	Senior Vice President	Since 2005	Partner, William Blair

David Merjan, 1960	Senior Vice President	Since 2008	Partner, William Blair

David S. Mitchell, 1960	Senior Vice President	Since 2003	Partner, William Blair

John C. Murphy, 1969	Senior Vice President	Since 2014	Partner, William Blair

Casey K. Preyss, 1976	Senior Vice President	Since 2015	Partner, William Blair

David P. Ricci, 1958	Senior Vice President	Since 2006	Partner, William Blair

Ward D. Sexton, 1974	Senior Vice President	Since 2016	Partner, William Blair

Brian D. Singer, 1960	Senior Vice President	Since 2011	Partner, William Blair

Christopher T. Vincent, 1956	Senior Vice President	Since 2002	Partner, William Blair

December 31, 2018	William Blair Funds	181

Name and Year of Birth	Position(s) Held with Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years

Lisa D. Rusch, 1970	Vice President	Since 2018	Associate, William Blair

Paul J. Sularz, 1967	Vice President	Since 2009	Associate, William Blair (2006-2012 and since 2014); Partner, William Blair (2012-2014)

Colette M. Garavalia, 1961	Treasurer	Since 2000	Associate, William Blair

Andrew T. Pfau, 1970	Secretary	Since 2009	Associate, William Blair

John M. Raczek, 1970	Assistant Treasurer	Since 2010	Associate, William Blair

Walter R. Randall, Jr., 1960	Chief Compliance Officer and Assistant Secretary	Since 2009	Associate, William Blair

Robert J. Toner, 1967	Assistant Secretary	Since 2016	Associate, William Blair (since 2015); formerly, Managing Director and Counsel, Wellington Management & Company LLP (2007-2015)

(1)	The Trust’s officers, except the Chief Compliance Officer, are elected annually by the Board of Trustees. The Trust’s Chief Compliance Officer is designated by the Board of Trustees and may only be removed by action of the Board of Trustees, including a majority of independent trustees. Length of Time Served for all officers indicates the year the individual became an officer of the Trust.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

182	Annual Report	December 31, 2018

(Unaudited)

Proxy Voting

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12-month period ended December 31 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at http://www.sec.gov.

Additional Federal Income Tax Information: (unaudited)

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal year ended December 31, 2018 (in thousands):

Fund	Capital Gain Dividend
Growth	$78,680
Large Cap Growth	30,062
Mid Cap Growth	12,496
Small-Mid Cap Growth	224,256
Small-Mid Cap Value	451
Small Cap Growth	73,556
Small Cap Value	64,927
Global Leaders	27,739
International Leaders	12,780
International Developed Plus	695
International Growth	163,556
Institutional International Growth	166,380
International Small Cap Growth	38,842
Emerging Markets Leaders	17,246
Emerging Markets Growth	116,253
Emerging Markets Small Cap Growth	6,407

December 31, 2018	William Blair Funds	183

Useful Information About Your Report (Unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares except for the Institutional International Growth Fund and the Institutional International Developed Plus Fund) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2018 to December 31, 2018.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or the expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to the costs of investing in other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as IRA administration fees. These fees are discussed in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

184	Annual Report	December 31, 2018

Fund Expenses (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During	Annualized
Expense Example	7/1/2018	12/31/2018	the Period (a)	Expense Ratio
Growth Fund
Class N-actual return	$1,000.00	$932.14	$5.84	1.20%
Class N-hypothetical 5% return	$1,000.00	$1,043.95	$6.18	1.20
Class I-actual return	$1,000.00	$933.38	$4.43	0.91
Class I-hypothetical 5% return	$1,000.00	$1,045.41	$4.69	0.91
Large Cap Growth Fund
Class N-actual return	$1,000.00	$934.81	$5.12	1.05
Class N-hypothetical 5% return	$1,000.00	$1,044.71	$5.41	1.05
Class I-actual return	$1,000.00	$936.21	$3.90	0.80
Class I-hypothetical 5% return	$1,000.00	$1,045.97	$4.13	0.80
Mid Cap Growth Fund
Class N-actual return	$1,000.00	$885.05	$5.70	1.20
Class N-hypothetical 5% return	$1,000.00	$1,043.95	$6.18	1.20
Class I-actual return	$1,000.00	$887.09	$4.52	0.95
Class I-hypothetical 5% return	$1,000.00	$1,045.21	$4.90	0.95
Small-Mid Cap Growth Fund
Class N-actual return	$1,000.00	$882.33	$6.41	1.35
Class N-hypothetical 5% return	$1,000.00	$1,043.19	$6.95	1.35
Class I-actual return	$1,000.00	$883.09	$5.22	1.10
Class I-hypothetical 5% return	$1,000.00	$1,044.45	$5.67	1.10
Small-Mid Cap Value Fund
Class N-actual return	$1,000.00	$839.74	$5.80	1.25
Class N-hypothetical 5% return	$1,000.00	$1,043.70	$6.44	1.25
Class I-actual return	$1,000.00	$841.38	$4.64	1.00
Class I-hypothetical 5% return	$1,000.00	$1,044.96	$5.15	1.00
Small Cap Growth Fund
Class N-actual return	$1,000.00	$847.91	$6.99	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.44	$7.72	1.50
Class I-actual return	$1,000.00	$849.06	$5.83	1.25
Class I-hypothetical 5% return	$1,000.00	$1,043.70	$6.44	1.25
Small Cap Value Fund
Class N-actual return	$1,000.00	$831.59	$6.92	1.50
Class N-hypothetical 5% return	$1,000.00	$1,042.44	$7.72	1.50
Class I-actual return	$1,000.00	$832.59	$5.77	1.25
Class I-hypothetical 5% return	$1,000.00	$1,043.70	$6.44	1.25
Global Leaders Fund
Class N-actual return	$1,000.00	$863.07	$6.10	1.30
Class N-hypothetical 5% return	$1,000.00	$1,043.45	$6.70	1.30
Class I-actual return	$1,000.00	$863.68	$4.93	1.05
Class I-hypothetical 5% return	$1,000.00	$1,044.71	$5.41	1.05
Institutional Class-actual return	$1,000.00	$863.70	$4.70	1.00
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.96	$5.15	1.00
International Leaders Fund
Class N-actual return	$1,000.00	$863.99	$5.87	1.25
Class N-hypothetical 5% return	$1,000.00	$1,043.70	$6.44	1.25
Class I-actual return	$1,000.00	$865.54	$4.70	1.00
Class I-hypothetical 5% return	$1,000.00	$1,044.96	$5.15	1.00
Institutional Class-actual return	$1,000.00	$865.68	$4.47	0.95
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.21	$4.90	0.95
International Developed Plus Fund
Class N-actual return	$1,000.00	$855.33	$5.85	1.25
Class N-hypothetical 5% return	$1,000.00	$1,043.70	$6.44	1.25
Class I-actual return	$1,000.00	$856.22	$4.68	1.00
Class I-hypothetical 5% return	$1,000.00	$1,044.96	$5.15	1.00

December 31, 2018	William Blair Funds	185

Fund Expenses (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During	Annualized
Expense Example	7/1/2018	12/31/2018	the Period (a)	Expense Ratio
Institutional International Developed Plus Fund
Institutional Class-actual return	$1,000.00	$857.04	$4.21	0.90%
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.46	$4.64	0.90
International Growth Fund
Class N-actual return	$1,000.00	$834.86	$6.71	1.45
Class N-hypothetical 5% return	$1,000.00	$1,042.69	$7.47	1.45
Class I-actual return	$1,000.00	$836.44	$5.23	1.13
Class I-hypothetical 5% return	$1,000.00	$1,044.30	$5.82	1.13
Institutional International Growth Fund
Institutional Class-actual return	$1,000.00	$838.42	$4.49	0.97
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.11	$5.00	0.97
International Small Cap Growth Fund
Class N-actual return	$1,000.00	$788.86	$6.67	1.48
Class N-hypothetical 5% return	$1,000.00	$1,042.54	$7.62	1.48
Class I-actual return	$1,000.00	$789.34	$5.32	1.18
Class I-hypothetical 5% return	$1,000.00	$1,044.05	$6.08	1.18
Institutional Class-actual return	$1,000.00	$789.72	$4.87	1.08
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.56	$5.57	1.08
Emerging Markets Leaders Fund
Class N-actual return	$1,000.00	$884.24	$7.36	1.55
Class N-hypothetical 5% return	$1,000.00	$1,042.19	$7.98	1.55
Class I-actual return	$1,000.00	$885.36	$6.04	1.27
Class I-hypothetical 5% return	$1,000.00	$1,043.60	$6.54	1.27
Institutional Class-actual return	$1,000.00	$885.22	$5.70	1.20
Institutional Class-hypothetical 5% return	$1,000.00	$1,043.95	$6.18	1.20
Emerging Markets Growth Fund
Class N-actual return	$1,000.00	$846.03	$7.07	1.52
Class N-hypothetical 5% return	$1,000.00	$1,042.34	$7.82	1.52
Class I-actual return	$1,000.00	$847.47	$5.91	1.27
Class I-hypothetical 5% return	$1,000.00	$1,043.60	$6.54	1.27
Institutional Class-actual return	$1,000.00	$847.81	$5.54	1.19
Institutional Class-hypothetical 5% return	$1,000.00	$1,044.00	$6.13	1.19
Emerging Markets Small Cap Growth Fund
Class N-actual return	$1,000.00	$844.43	$7.21	1.55
Class N-hypothetical 5% return	$1,000.00	$1,042.19	$7.98	1.55
Class I-actual return	$1,000.00	$845.99	$6.05	1.30
Class I-hypothetical 5% return	$1,000.00	$1,043.45	$6.70	1.30
Institutional Class-actual return	$1,000.00	$846.04	$5.82	1.25
Institutional Class-hypothetical 5% return	$1,000.00	$1,043.70	$6.44	1.25
Bond Fund
Class N-actual return	$1,000.00	$998.79	$3.02	0.60
Class N-hypothetical 5% return	$1,000.00	$1,046.98	$3.10	0.60
Class I-actual return	$1,000.00	$999.32	$2.27	0.45
Class I-hypothetical 5% return	$1,000.00	$1,047.73	$2.32	0.45
Institutional Class-actual return	$1,000.00	$999.58	$1.92	0.38
Institutional Class-hypothetical 5% return	$1,000.00	$1,048.08	$1.96	0.38
Income Fund
Class N-actual return	$1,000.00	$1,002.79	$4.29	0.85
Class N-hypothetical 5% return	$1,000.00	$1,045.72	$4.38	0.85
Class I-actual return	$1,000.00	$1,003.59	$3.28	0.65
Class I-hypothetical 5% return	$1,000.00	$1,046.72	$3.35	0.65
Low Duration Fund
Class N-actual return	$1,000.00	$1,005.17	$2.78	0.55
Class N-hypothetical 5%	$1,000.00	$1,047.23	$2.84	0.55
Class I-actual return	$1,000.00	$1,007.22	$1.97	0.39
Class I-hypothetical 5%	$1,000.00	$1,048.03	$2.01	0.39
Institutional Class-actual return	$1,000.00	$1,007.34	$1.77	0.35
Institutional Class-hypothetical 5% return	$1,000.00	$1,048.24	$1.81	0.35

186	Annual Report	December 31, 2018

Fund Expenses (Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During	Annualized
Expense Example	7/1/2018	12/31/2018	the Period (a)	Expense Ratio
Macro Allocation Fund
Class N-actual return	$1,000.00	$1,003.12	$6.41	1.27%
Class N-hypothetical 5%	$1,000.00	$1,043.60	$6.54	1.27
Class I-actual return	$1,000.00	$1,004.38	$5.00	0.99
Class I-hypothetical 5%	$1,000.00	$1,045.01	$5.10	0.99
Institutional Class-actual return	$1,000.00	$1,004.94	$4.60	0.91
Institutional Class-hypothetical 5% return	$1,000.00	$1,045.41	$4.69	0.91

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period, 184, and divided by 365 (to reflect the one-half year period).

December 31, 2018	William Blair Funds	187

BOARD OF TRUSTEES

Vann A. Avedisian

Principal, Highgate Holdings

Kathleen T. Barr

Retired Senior Managing Director, PNC Capital Advisors, LLC

Stephanie G. Braming, Chairman and President

Partner, William Blair

Daniel N. Leib

Chief Executive Officer, Donnelley Financial Solutions, Inc.

Donald J. Reaves

Retired Chancellor, Winston-Salem State University

Arthur J. Simon

Partner, William Blair

Thomas J. Skelly

Retired Managing Partner, Accenture

Steven R. Zenz

Retired Partner, KPMG LLP

Officers

Michael P. Balkin, Senior Vice President

Thomas Clarke, Senior Vice President

Daniel Crowe, Senior Vice President

Simon Fennell, Senior Vice President

Andrew G. Flynn, Senior Vice President

David C. Fording, Senior Vice President

James S. Golan, Senior Vice President

Michael A. Jancosek, Senior Vice President

Chad M. Kilmer, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Mark T. Leslie, Senior Vice President

Kenneth J. McAtamney, Senior Vice President

Todd M. McClone, Senior Vice President

David Merjan, Senior Vice President

David S. Mitchell, Senior Vice President

John C. Murphy, Senior Vice President

Casey K. Preyss, Senior Vice President

David P. Ricci, Senior Vice President

Ward D. Sexton, Senior Vice President

Brian D. Singer, Senior Vice President

Christopher T. Vincent, Senior Vice President

Lisa D. Rusch, Vice President

Paul J. Sularz, Vice President

Colette M. Garavalia, Treasurer

Andrew T. Pfau, Secretary

John M. Raczek, Assistant Treasurer

Walter R. Randall, Jr., Chief Compliance Officer and Assistant Secretary

Robert J. Toner, Assistant Secretary

Investment Adviser

William Blair Investment Management, LLC

Distributor

William Blair & Company, L.L.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Legal Counsel

Vedder Price P.C.

Transfer Agent

DST Asset Manager Solutions, Inc.

(formerly known as Boston Financial Data Services, Inc.)

For customer assistance, call 1-800-635-2886

P.O. Box 219137

Kansas City, Missouri 64121-9137

188	Annual Report	December 31, 2018

William Blair Funds

DOMESTIC EQUITY	GLOBAL EQUITY	FIXED INCOME
Growth Fund	Global Leaders Fund	Bond Fund
Large Cap Growth Fund		Income Fund
Mid Cap Growth Fund	INTERNATIONAL EQUITY	Low Duration Fund
Small-Mid Cap Growth Fund	International Leaders Fund
Small-Mid Cap Value Fund	International Developed Plus Fund	MULTI-ASSET AND
Small Cap Growth Fund	Institutional International Developed Plus Fund	ALTERNATIVE
Small Cap Value Fund	International Growth Fund	Macro Allocation Fund
Institutional International Growth Fund
International Small Cap Growth Fund
Emerging Markets Leaders Fund
Emerging Markets Growth Fund
Emerging Markets Small Cap Growth Fund

	©	William Blair & Company, L.L.C., distributor
+1 800 742 7272		150 North Riverside Plaza
williamblairfunds.com		Chicago, Illinois 60606	00103188

Item 2.	Code of Ethics

(a) Registrant has adopted a code of ethics (the “Code”) that applies to its principal executive officer and principal financial officer (the “Covered Officers”).

(b) No disclosures are required pursuant to this Item 2(b).

(c) During the period covered by the report, registrant did not make any amendment to a provision of the Code.

(d) During the period covered by the report, registrant did not grant any waivers, including implicit waivers, from the provisions of the Code.

(e) Not applicable.

(f) A copy of the Code is filed as Exhibit 13(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Daniel N. Leib, the Registrant’s audit committee financial expert, is “independent” for purposes of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services

Audit Fees

For the fiscal years ended December 31, 2017 and 2018, Ernst & Young, LLP, the Registrant’s principal accountant (“E&Y”), billed the Registrant $663,600 and $663,600, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

For the fiscal years ended December 31, 2017 and 2018, E&Y billed the Registrant $0 and $0, respectively, for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and that are not reported above. For the fiscal years ended December 31, 2017 and 2018, E&Y provided no audit-related services to William Blair Investment Management, LLC, the Registrant’s investment advisor (“William Blair”) or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Tax Fees

For the fiscal years ended December 31, 2017 and 2018, E&Y billed the Registrant $239,900 and $210,190, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of preparation of tax returns, year-end distribution review, qualifying dividend income analysis and review of year-end tax reporting. For the fiscal years ended December 31, 2017 and 2018, E&Y did not bill William Blair and its control affiliates for any services that were for engagements directly related to the Registrant’s operations and financial reporting.

All Other Fees

For the fiscal years ended December 31, 2017 and 2018, E&Y did not bill the Registrant for products and services other than the services reported above. For the fiscal year ended December 31, 2017 and 2018, E&Y provided no other services to William Blair or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to the Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment advisor (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chair of the Audit Committee may grant the pre-approval referenced above for non-prohibited and non-audit services. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting. None of the Audit-Related and Tax Services billed by E&Y for the fiscal years ended December 31, 2017 and 2018 discussed above were approved by the Audit Committee pursuant to a waiver of these Pre-Approval Policies and Procedures.

Non-Audit Fees

For the fiscal years ended December 31, 2017 and 2018, E&Y billed the Trust $239,900 and $210,190, respectively, in non-audit fees (tax services). For the same periods, E&Y billed the Adviser and its control affiliates $0 and $0, respectively, in non-audit fees.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the final quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 13.	Exhibits

13. (a) (1) Code of Ethics

13. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act is filed as an exhibit hereto.

13. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act is filed as an exhibit hereto.

13. (a) (3)

Not applicable to this Registrant.

13. (b)

Certifications of the Principal Executive Officer and Principal Financial Officer of the issuer as required by Rule 30a-2(b) of the Investment Company Act of 1940 are filed as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Stephanie G. Braming
By:	Stephanie G. Braming
President (Principal Executive Officer)

Date: February 28, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Stephanie G. Braming
By:	Stephanie G. Braming
President (Principal Executive Officer)

Date: February 28, 2019

/s/ Colette M. Garavalia
By:	Colette M. Garavalia
Treasurer (Principal Financial Officer)

Date: February 28, 2019